UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-164118
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 7	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-04460
Amendment No. 171	☑
(Check appropriate box or boxes.)
Nationwide Provident VLI Separate Account 1

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Robert W. Horner III, Vice President Corporate Governance and Secretary,
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2014

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☑	on May 1, 2014 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Options
Individual Modified Premium Variable Life Insurance Policy
issued by
Nationwide Life Insurance Company
Service Center: P.O. Box 182928, Columbus, Ohio 43218-2928
Corporate Headquarters: One Nationwide Plaza, Columbus, Ohio 43215
Telephone: 1-800-688-5177
Fax: 1-888-677-7393
www.nationwide.com
Prospectus: May 1, 2014
This Prospectus describes an Individual Modified Premium Variable Life Insurance Policy (the "Policy") offered by Nationwide Life Insurance Company ("NLIC"), see Nationwide Life Insurance Company. The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policy owner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new Policies will be sold, but agents may continue to accept additional premium on existing Policies.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
After certain deductions are made, Net Premiums are allocated to the Separate Account. The Separate Account is divided into subaccounts (the "Subaccounts"), which invest in shares of a designated corresponding investment portfolio ("Portfolio") that is part of one of the mutual fund companies (the "Funds") listed below, see Appendix B: Portfolio Information. For more information refer to the Fund's prospectus.
•	Alger Portfolios
•	Fidelity Variable Insurance Products Fund
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	PIMCO Variable Insurance Trust
•	Van Eck VIP Trust
The Owner bears the entire investment risk; there is no guaranteed minimum value.
The accompanying prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first nine Policy Years the Policy lapses. Generally, the Policy will remain in force as long as the scheduled premium payments are made. If the "Special Premium Payment Provision" is in effect, the Owner will not have to pay the scheduled premiums to keep the Policy in force.
The Owner should consider the Policy in conjunction with other insurance he or she owns. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.
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This prospectus must be accompanied or preceded by current prospectuses for the Funds. Please read this prospectus carefully and retain it for future reference. This prospectus contains all material rights and features of the Policy, including any material variations in the Policy, such as the availability of certain riders.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. You should read your Policy along with this prospectus.
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Table of Contents (continued)
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Policy Benefits/Risks Summary
The Policy is an Individual Modified Premium Variable Life Insurance Policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums the Owner pays, the Policy fees and charges NLIC deducts, and the effect of any Policy transactions (such as transfers, withdrawal of excess Policy Account Value, and loans). NLIC does not guarantee any minimum Policy Account Value. The Owner could lose some or all of his or her money.
This summary describes the Policy's benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Definitions at the end of the prospectus define certain words and phrases used in this prospectus.
Policy Benefits
The Death Benefit
As long as the Policy remains in force, NLIC will pay the Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions. So long as the required scheduled premiums are paid, the Death Benefit will not be less than the applicable Guaranteed Minimum Death Benefit.
The Death Benefit is the greatest of:
1.	the applicable Guaranteed Minimum Death Benefit for the Policy;
2.	the Face Amount of the Policy plus the amount by which the Policy Account Value on the date of death exceeds the appropriate Special Premium Payment Single Premium; or
3.	the Policy Account Value on the date of death times the Death Benefit Factor for the Insured's sex (if applicable), Attained Age, and Premium Class.
There are two Death Benefit options under the Policy – the Basic Death Benefit Option and the Increasing Death Benefit Option (the Increasing Death Benefit Option is subject to certain availability restrictions). The applicable Guaranteed Minimum Death Benefit depends upon which Death Benefit the owner chooses. Under each of the Death Benefit options, the Guaranteed Minimum Death Benefit is as follows:
Basic Death Benefit Option:	the Face Amount of the Policy;
Increasing Death Benefit Option:	the Face Amount of the Policy plus the sum of all unscheduled premiums received by NLIC as of the date of death.
The Owner chooses at the time of application one of the two Death Benefit options. NLIC will not issue the Policy until the Owner has elected a Death Benefit option. If the Policy is issued with the Basic Death Benefit Option, the Owner may change to the Increasing Death Benefit Option only during the first Policy Year. If the Increasing Death Benefit Option is chosen, the Owner may not change to the Basic Death Benefit Option. A change in Death Benefit option may have tax consequences.
Transfers
The Owner may transfer Policy Account Value between and among the Subaccounts. We charge $25 for the 5th and each additional transfer during a Policy Year. Transfers between and among the Subaccounts are made as of the date NLIC receives the request. NLIC requires a minimum amount of $100 for each such transfer (see Transfers of Policy Account Value). We may restrict the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.
Loan Privilege
The Owner may obtain Policy loans in a minimum amount of $300 (or such lesser minimum as may be required in a particular state), unless used to pay a scheduled premium. Total Policy loans may not exceed (1) for Policy Years 1 through 3, 75% of the cash surrender value (Policy Account Value less any applicable Surrender Charge); and (2) for Policy Years 4 and thereafter, 90% of the cash surrender value. For Policies issued to Virginia residents, the policy loan available in all years will be 90% of the cash surrender value.
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At the time of the application for the Policy, the Owner must elect one of two Policy loan interest rate options – either a fixed 8% rate per year or variable rate which will not exceed the greater of 5½% per year or the Corporate Monthly Bond Yield Average as published by Moody's Investors Service, Inc.
If interest is not paid when due, it will be added to the outstanding loan balance, beginning 23 days after the Policy Anniversary. NLIC transfers Policy Account Value in an amount equal to the loan to NLIC's General Account where it becomes collateral for the loan. The transfer is made pro-rata from each Subaccount. This collateral earns interest at an effective annual rate of 1.5% less than the annual rate then being charged for loans (see Loan Privilege).
Depending upon the investment performance of the Subaccounts, and the amounts borrowed, loans may cause a Policy to Lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences (see Tax Treatment of Policy Benefits).
Withdrawal of Excess Net Policy Account Value
If the cash surrender value (Policy Account Value less any applicable Surrender Charge) of the Policy exceeds an amount called the Withdrawal Single Premium (which is the Attained Age net single premium for the Face Amount of the Policy) the Owner may be able to withdraw such excess Policy Account Value out of the Policy, subject to certain conditions. A withdrawal will reduce the Death Benefit, but not below the Guaranteed Minimum Death Benefit (see Withdrawal of Excess Policy Account Value). A withdrawal may have tax consequences.
Surrender of the Policy
The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value, see Surrender Privilege. A surrender may have tax consequences.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider ("ADB Rider"), an Owner may receive, at his or her request and upon approval by NLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility. NLIC will deduct an administrative charge from the accelerated death benefit at the time it is paid, see Accelerated Death Benefit. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Personalized Illustrations
Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.
Policy Risks
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, even if the Owner pays the scheduled premiums under the Policy.
Frequent trading in the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions and short-term trading fees. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
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Unfavorable Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Poor Investment Experience and the deduction of policy and Sub-Account charges may lower the policy's Cash Value potentially resulting in a Lapse of insurance coverage.
Note: The Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet the Owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Increase in Current Fees and Charges
Certain fees and charges are currently assessed at less than their maximum levels. NLIC may increase these current charges in the future up to the guaranteed maximum levels. If fees and charges are increased, the Owner may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Risk of Lapse
If the Owner does not pay a scheduled premium (after the first scheduled premium) by its due date, the Policy may enter a 61-day Grace Period, beginning from the payment due date. If the Special Premium Payment Provision is not in effect and the Automatic Premium Loan provision is not operative, the failure to pay a scheduled premium by the expiration of the Grace Period will cause the Policy to lapse as of the date the unpaid scheduled premium was due. The Policy generally will not lapse if: (1) scheduled premiums are paid on or before their due dates or within the Grace Period (even if the investment experience of the Subaccounts has been so unfavorable that there is no Policy Account Value); (2) the Special Premium Payment Provision is in effect (e.g., if the Policy Account Value exceeds a particular amount), so that the Owner is not required to pay scheduled premiums to keep the Policy in full force (see Special Premium Payment Provision); or (3) the Automatic Premium Loan provision is in effect, so that any scheduled premium that has not been paid by the end of the Grace Period will be paid by a Policy loan (see Automatic Premium Loan).
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
Withdrawal and Surrender Risks
The Surrender Charge under the Policy applies for nine Policy Years after the Policy Date. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she as the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLIC designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment. A surrender or withdrawal of excess Policy Account Value may have tax consequences.
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Loan Risks
A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLIC subtracts the amount of the loan from the Subaccounts as collateral and holds it in NLIC's General Account. This loan collateral does not participate in the investment performance of the Subaccounts. NLIC reduces the amount it pays on the death of the Insured by the amount of any outstanding Policy loans and accrued interest. A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Fee Table
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts.
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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge), depending on the Insured's state of residence	2.50% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge)
Sales Charge	Upon receipt of each premium payment	5.00% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge)	5.00% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge)
Premium Processing Charge	Upon receipt of each premium payment	$1.00 from each premium payment	$1.00 from each premium payment
Maximum Deferred Surrender Charge:
Contingent Deferred Sales Charge[2]	Upon surrender or lapse during the first nine Policy Years	During Policy Year 5, 9.00% of the lesser of: (1) the total premiums paid, less premium processing charges, to the date of surrender or lapse; or (2) the scheduled Base Premiums payable up to such date (or would have been payable up to such date if the Special Premium Payment Provision has been in effect)	During Policy Year 5, 9.00% of the lesser of: (1) the total premiums paid, less premium processing charges, to the date of surrender or lapse; or (2) the scheduled Base Premiums payable up to such date (or would have been payable up to such date if the Special Premium Payment Provision has been in effect)
Contingent Deferred Administrative Charge[3]	Upon surrender or lapse during the first nine Policy Years	During Policy Years 1-5, $5.00 per $1,000 of Face Amount	During Policy Years 1-5, $5.00 per $1,000 of Face Amount
Short-Term Trading Fee[4]	Upon transfer of Subaccount value out of a Subaccount within 60 days after allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount
Transfer Fees[5]	Upon Transfer	$25 per transfer	$25 per transfer
Accelerated Death Benefit Rider	Upon invoking this rider	$250	$100
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The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.
Periodic Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance:[6] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $458.71 per $1,000 of Net Amount at Risk per month	$0.05 - $121.67 per $1,000 of Net amount at Risk per month
Charge for a male Insured, Attained Age 45, in the nonsmoker Premium Class	On Policy Date and monthly on Policy Processing Day	$0.28 per $1,000 of Net Amount at Risk per month	$0.25 per $1,000 of Net Amount at Risk per month
First Year Policy Charge[7]	On Policy Date and monthly on Policy Processing Day	$5.00	$5.00
Monthly Administration Charge	On Policy Date and monthly on Policy Processing Day	$3.25 plus $0.015 per $1,000 of Face Amount	$3.25 plus $0.015 per $1,000 of Face Amount
Minimum Death Benefit Guarantee Charge[8]	On Policy Date and monthly on Policy Processing Day	$0.01 per $1,000 of the Guaranteed Minimum Death Benefit	$0.01 per $1,000 of the Guaranteed Minimum Death Benefit
Mortality and Expense Risk Charge	Daily	Annual rate 0.60% of the average daily net assets of each Subaccount in which the Owner is invested	Annual rate 0.60% of the average daily net assets of each Subaccount in which the Owner is invested
Loan Interest Charge[9]	On Policy Anniversary or earlier, as applicable[10]	Fixed annual rate of 8.00% or a variable loan interest rate equal to the greater of 5.50% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates	Fixed annual rate of 8.00% or a variable loan interest rate equal to the greater of 5.50% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates
The next table describes the fees and expenses associated with riders that a policy owner will pay periodically while the policy is in force, not including Portfolio operating expenses.
Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Charges[11]
Accidental Death Benefit Rider: Minimum and Maximum Charge	Payable with the scheduled premium payment	Annual rate of $0.86 - $3.89 per $1,000 of rider coverage amount added to each scheduled premium payment	Annual rate of $0.86 - $3.89 per $1,000 of rider coverage amount added to each scheduled premium payment
	If the Special Premium Payment Provision is in effect, on the Policy Processing Day a scheduled premium otherwise would be due	If the Special Premium Payment Provision is in effect, an annual rate of $0.80 - $3.60 per $1,000 of rider coverage amount	If the Special Premium Payment Provision is in effect, an annual rate of $0.80 - $3.60 per $1,000 of rider coverage amount
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Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Charge for an Insured, Issue Age 32, assuming monthly scheduled premium payments and the Special Premium Payment Provision is not in effect	Payable with the scheduled premium payment	$0.91 per $1,000 of rider coverage amount added to each scheduled premium payment	$0.91 per $1,000 of rider coverage amount added to each scheduled premium payment
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	Payable with the scheduled premium payment	Annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment	Annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment
	If the Special Premium Payment Provision is in effect, on the Policy Processing Day a scheduled premium otherwise would be due	If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount	If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount
Charge for an Insured, Issue Age 34, assuming monthly scheduled premium payments and the Special Premium Payment Provision is not in effect	Payable with the scheduled premium payment	$0.03 per $1,000 of Face Amount added to each scheduled premium payment	$0.03 per $1,000 of Face Amount added to each scheduled premium payment
Guaranteed Purchase Option Rider: Minimum and Maximum Charge	Payable with the scheduled premium payment	Annual rate of $0.68 - $2.60 per $1,000 of rider coverage amount added to each scheduled premium payment	Annual rate of $0.68 - $2.60 per $1,000 of rider coverage amount added to each scheduled premium payment
	If the Special Premium Payment Provision is in effect, on the Policy Processing Day a scheduled premium otherwise would be due	If the Special Premium Payment Provision is in effect, an annual rate of $0.63 - $2.40 per $1,000 of rider coverage amount	If the Special Premium Payment Provision is in effect, an annual rate of $0.63 - $2.40 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 0 assuming monthly scheduled premium payments, the Special Premium Payment Provision is not in effect and the Policy has the Disability Waiver of Premium Rider	Payable with the scheduled premium payment	$0.06 per $1,000 of rider coverage amount per month	$0.06 per $1,000 of rider coverage amount per month
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy's Data Pages for information about specific charges of the policy.
1.	NLIC does not deduct a premium tax charge in jurisdictions that impose no premium tax.
2.	Beginning in the 6th Policy Year, the Contingent Deferred Sales Charge decreases each Policy Year to 0% after the 9th Policy Year.
3.	Beginning in the 6th Policy Year, the Contingent Deferred Administrative Charge decreases each Policy Year to $0 after the 9th Policy Year.
4.	The Short-Term Trading Fee is only assessed in connection with those Portfolios that assess a redemption fee to the Variable Account. Subaccounts that may assess a Short-Term Trading Fee are identified in the "Appendix B: Portfolio Information" section of this prospectus.
5.	NLIC does not assess a transfer charge for the first four transfers each Policy Year.
6.	Cost of Insurance Charges vary based on the Insured's Attained Age, sex, Premium Class, and Net Amount at Risk. The Cost of Insurance Charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the guaranteed Cost of Insurance Charge applicable to the Policy, and more detailed information concerning the Owner's Cost of Insurance Charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide the Owner with personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, scheduled premiums, and riders requested.
7.	NLIC only deducts the First Year Policy Charge on the first 12 Policy Processing Days.
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8.	For a Policy with a Guaranteed Minimum Death Benefit of $50,000, the Minimum Death Benefit Guarantee Charge is $0.50 per month.
9.	The maximum guaranteed net cost of loans is 1.50% annually (after offsetting the interest NLIC guarantees it will credit on loaned amounts, which is equal to an annual rate of 1.50% below the 8.00% fixed interest rate or variable loan interest rate).
10.	While a policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured's death.
11.	Charges for the Accidental Death Benefit, Disability Waiver of Premium Benefit, and Guaranteed Purchase Option Riders may vary based on the Insured's Issue Age, Premium Class, premium mode, Face Amount, and rider coverage amount. The rider charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the rider charges applicable to the Owner's Policy, and more detailed information concerning these rider charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, scheduled premiums, and riders requested.
The following table shows the minimum and maximum Total Annual Portfolio Operating Expenses, as of December 31, 2013, that an Owner will pay periodically during the time that he or she owns the Policy. The table does not reflect Short-Term Trading Fees. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.28%	1.43%
The minimum and maximum Portfolio operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some Portfolios. Therefore, actual expenses could be lower. Refer to the Portfolio prospectuses for specific expense information.
The Policy
The Individual Modified Premium Variable Life Insurance Policy offered by this prospectus is issued by NLIC. The Policy is similar in many ways to a fixed benefit life insurance policy. This prospectus discloses all material provisions of the policy. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy will not lapse if scheduled premiums are paid and the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value that is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.
However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may and the Policy Account Value will increase or decrease to reflect the investment performance of any Subaccounts to which Policy Account Value is allocated. There is no guaranteed minimum Net Cash Surrender Value. If scheduled premium payments are not made, then, after a Grace Period, the Policy will lapse without value, see Policy Duration. However, if the "Special Premium Payment Provision" is in effect, the Owner will not be required to pay scheduled premiums to keep the Policy in full force. Generally, this provision will take effect when the Policy Account Value exceeds a particular amount, see Special Premium Payment Provision. If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax, see Federal Income Tax Considerations.
The Policy is called "modified premium" because while there is a fixed schedule for premium payments, the Owner may, subject to certain restrictions, make additional unscheduled payments.
The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should carefully be considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.
This Policy is issued for Insureds with Issue Ages of 0 through 85. The benefits described in the Policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval. We reserve the right to reject any application for any reason permitted by law. Additionally, we reserve the right to modify
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our underwriting standards on a prospective basis to newly issued policies at any time. The minimum Face Amount is $50,000. We reserve the right to modify the minimum Face Amount on a prospective basis to newly issued policies at any time. NLIC offers other variable life insurance policies that have different Death Benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the Owner's Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact NLIC Service Center or the Owner's agent.
To the extent permitted by law, Policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors, except as may be provided by assignment.
It is important to remember the portion of any amounts allocated to our general account and any guaranteed benefits we may provide under the policy exceeding the value of amounts held in the separate account are subject to our claims paying ability.
In order to comply with the USA Patriot Act, and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
The Company, Separate Account and Funds
Nationwide Life Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia, and Puerto Rico.
Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to NLICA, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Also, as a part of the sponsored demutualization, the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1 (the "Separate Account").
The Separate Account
The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLIC may issue. The Separate Account was originally established under Delaware law. Upon closure of the merger of NLICA into NLIC on December 31, 2009, the Separate Account became subject to, and will be operated in compliance with, Ohio law.
The assets of the Separate Account are owned by NLIC. However, these assets are held separate from other assets and are not part of NLIC's General Account. NLIC is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLIC may conduct. NLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLIC. NLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The
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Separate Account meets the definition of a "Separate Account" under federal securities laws. The Separate Account has Subaccounts which each invest exclusively in Portfolios of mutual funds. NLIC reserves the right to make structural and operational changes affecting the Separate Account, see Addition, Deletion, or Substitution of Investments.
NLIC does not guarantee any money that the Owner places in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. The Owner could lose some or all of his or her money.
The Funds
Each of the Funds offered in this Policy is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Subaccount depends on the investment performance of its corresponding Portfolio. For more detail about each Portfolio, refer to each Portfolio's prospectus and/or Appendix B: Portfolio Information.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and NLIC makes no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.
Additional Information about the Funds and Portfolios
No one can assure that any Portfolio will achieve its stated objectives and policies.
More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium or transfers of Policy Account Value among the Subaccounts.
NLIC (or an affiliate) may receive compensation from a Fund or its investment advisor or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLIC (or an affiliate). These percentages differ, and some Funds, advisors, or distributors (or affiliates) may pay NLIC (or an affiliate) more than others. NLIC also may receive 12b-1 fees.
Addition, Deletion, or Substitution of Investments
Where permitted by applicable law, NLIC reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:
1.	remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLIC's discretion;
2.	substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLIC's discretion;
3.	substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLIC's discretion;
4.	transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;
5.	combine the Separate Account with other separate accounts, and/or create new separate accounts;
6.	deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
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7.	modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.
The particular Portfolios available under the Policies may change from time to time. Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment. New Portfolios or new share classes of currently available Portfolios may be added. Policy Owners will receive notice of any such changes that affect their Policy. Additionally, not all of the Portfolios are available in every state.
The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLIC will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLIC will notify the Owner of any changes.
Substitution of Securities
NLIC may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.
Deregistration of the Separate Account
NLIC may deregister Nationwide Provident VLI Separate Account 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
No deregistration may take place without the prior approval of the SEC. All policy owners will be notified in the event NLIC deregisters Nationwide Provident VLI Separate Account 1.
Detailed Description of Policy Provisions
Death Benefit
General
As long as the Policy remains in force, the Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit option. The Proceeds will be determined as of the date of the Insured's death and will be equal to:
1.	the Death Benefit; plus
2.	any additional benefits due under a supplementary benefit rider attached to the Policy; minus
3.	any loan and accrued loan interest on the Policy; minus
4.	any overdue deductions if the death of the Insured occurs during the Grace Period.
The Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.
Death Benefit Options
The Policy provides two Death Benefit options.
•	under the Basic Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy; (2) the Face Amount of the Policy plus the amount by which the Policy Account Value of the Policy on the date of death exceeds the appropriate 7½% Special Premium Payment Single Premium; or (3) the Policy Account Value of the Policy on the date of death times the Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and Premium Class.
•	under the Increasing Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy plus the sum of all unscheduled premiums received by NLIC as of the date of death; (2) the Face Amount of the Policy plus the amount by which the Policy Account Value of the Policy on the date of death exceeds the appropriate 7½% Special Premium Payment Single Premium; or (3) the Policy Account Value of the Policy on the date of death times the Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and Premium Class.
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The Death Benefit is increased by the portion of any scheduled premium payment which applies to a period of time beyond the date of death. The amount payable is reduced by any policy loans and accrued interest and, if the Insured dies during the Grace Period, by that part of any required but unpaid scheduled premium which applies to a period prior to the date of death. The amount remaining after these adjustments is the Proceeds at death paid to the Beneficiary at the Insured's death.
Availability of Death Benefit Options
The Death Benefit option is chosen by the Owner at the time of application for the Policy. If the Policy is issued with the Basic Death Benefit, the Owner may change to the Increasing Death Benefit only during the first Policy Year. Once the Increasing Death Benefit has been chosen, the Owner may not subsequently change to the Basic Death Benefit. Changing the Death Benefit option may result in a change in Face Amount, and may have adverse tax consequences. A tax advisor should be consulted before changing the Death Benefit option.
The Guaranteed Minimum
As long as required scheduled premiums are paid, the Death Benefit is guaranteed never to be less than the applicable Guaranteed Minimum Death Benefit for the Policy. For a Policy with the Basic Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy. For a Policy with the Increasing Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy plus the sum of all unscheduled premiums received by NLIC as of the date of death.
How the Death Benefit May Vary
For purposes of determining the Cost of Insurance Charge, the Death Benefit is determined on each Policy Processing Day based on the Policy Account Value of the Policy (see How the Policy Account Value May Vary). The Death Benefit will be adjusted to the date of death. The Death Benefit and the Proceeds payable at the Insured's death, therefore, depend on the Policy Account Value of the Policy when the Insured dies. Favorable investment experience and premium payments in excess of scheduled premiums may result in an increase in the Death Benefit. Unfavorable investment experience may result in decreases in the Death Benefit, but never less than the Face Amount of the Policy. The Death Benefit will also vary depending upon whether the Basic Death Benefit or the Increasing Death Benefit applies.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, the Owner may receive an accelerated payment of part of the Policy's Death Benefit when: (1) the Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or (2) the Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional periodic charge for this rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
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Policy Account Value
The Policy Account Value is not guaranteed. Unless there is an outstanding policy loan, the total Policy Account Value of the Policy at any time is the sum of the Policy Account Values of the Subaccounts. If there is an outstanding loan, the total Policy Account Value equals the Policy Account Value in the General Account attributable to the loan plus the Policy Account Values of the Separate Account.
As described below, the Policy Account Value of each Subaccount may increase or decrease daily depending on the investment experience of the Subaccounts, the deduction of charges from the Policy Account Value, and any other transactions (e.g., transfers, withdrawals, and loans). Although the Policy offers the possibility of Policy Account Value appreciation, there is no assurance that such will occur. It is also possible, due to poor investment experience, for the Policy Account Value to decline to 0. NLIC does not guarantee a minimum Policy Account Value. Therefore, the Owner bears all the investment risk on the Policy Account Value.
How the Policy Account Value May Vary
The Policy Account Value of each Subaccount on the Policy Date is the portion of the Net Premium allocated to that Subaccount reduced by the portion of the Monthly Deduction on the first Policy Processing Day allocated to that Subaccount. Thereafter, the Policy Account Value of each Subaccount changes on each Valuation Day.
The Policy Account Value of each Subaccount reflects a number of factors, including the investment performance of the Portfolio, the receipt of scheduled and unscheduled premium payments, transfers from and to other Subaccounts, transfers to and from the General Account for a policy loan and repayment, any withdrawal of excess Policy Account Value, the Monthly Deductions from Policy Account Value, and the daily charges against the Subaccounts. For a Policy having the Increasing Death Benefit where unscheduled premiums are paid, the Policy Account Value may be slightly lower than that of the same Policy having the Basic Death Benefit.
Net Investment Factor
Each Subaccount has its own net investment factor. The net investment factor measures the investment performance of a Subaccount from one Valuation Day to the next. The factor increases to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying Portfolio. The factor decreases to reflect any capital losses, realized and unrealized, for the securities of the underlying Portfolio.
The asset charge for mortality and expense risks is deducted in determining the applicable net investment factor.
A description of how the net investment factor is determined and how it is reflected in the Policy Account Value of the Policy is set forth in Appendix A: Calculation of Net Investment Factor and Policy Account Value of the Policy.
Payment and Allocation of Premiums
Scheduled Premiums
Scheduled premiums are payable during the Insured's lifetime on an annual basis or, if elected, more frequently. If the Owner submits a premium payment to his or her agent, NLIC will not begin processing the premium until NLIC receives it from the agent's broker-dealer. The scheduled premium is a level amount that does not change until the Premium Change Date (see Premium Change Date). If all required scheduled premiums are paid when due, the Policy will not lapse, even if adverse investment experience results in no Policy Account Value. If the Special Premium Payment Provision is in effect, scheduled premiums do not have to be paid for the Policy to stay in full force (see Special Premium Payment Provision). If that provision is not in effect, scheduled premiums must be paid to keep the Policy in full force (see Grace Period for Payment of Scheduled Premiums).
Amount of Scheduled Premiums
The amount of scheduled premiums depends on the Face Amount of the Policy, the age of the Insured, the Insured's sex and Premium Class and the frequency of premium payments. The amount of scheduled premiums payable on Policies issued in states which require "unisex" policies, currently Montana, or in conjunction with employee benefit plans depends on all of the preceding factors except for the sex of the Insured.
For purposes of calculating premium rates, there are three groupings or "bands" of Face Amount. Each band has a different set of premium rates per $1,000 of Face Amount. The bands are: $50,000 - 99,999; $100,000 - 249,999; $250,000 and over. Generally, the premium rates per $1,000 of Face Amount will be lower for Policies in a higher Face Amount band. Premiums generally are higher for Policies issued for older Insureds. Premiums also are generally higher for male Insureds than comparable female Insureds. The Premium Classes available are Standard, Non-Smoker, Non-Smoker with Extra-Premium, and Extra-Premium. Lower premiums are charged to non-smokers who are at least 22 years of age (21 years of age for Policies issued to residents of Texas). Since there is no Non-Smoker class for Insureds under
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the age of 22, shortly before an Insured attains age 22, NLIC may notify the Insured about possible classification as a Non-Smoker. If the Insured does not qualify for the Non-Smoker class or does not respond to the notification, the Insured's Premium Class will remain Standard and the monthly deduction for cost of insurance will be based on Smoker mortality tables (see Cost of Insurance). If the Insured does respond to the notification and qualifies as a Non-Smoker, the scheduled premium for the Policy will be reduced and the monthly deduction for cost of insurance will be based on Non-Smoker mortality tables. Additional premiums are charged for a Policy with an extra-premium class and for any supplementary insurance benefits. In certain situations, such as term conversions, where less than normal underwriting expenses are incurred, NLIC may allow a credit toward the first scheduled premium.
Representative annual Base Premium amounts payable from the Policy Date until the Premium Change Date for Non-Smoker and Standard Premium Classes are shown in the following table:
	$50,000 Face Amount		$100,000 Face Amount
	Non-Smoker	Standard	Non-Smoker	Standard
Male, Issue Age 25	395.50	503.50	765.00	982.00
Female, Issue Age 35	508.50	594.00	991.00	1,163.00
Male, Issue Age 45	905.00	1,216.00	1,783.00	2,405.00
Female, Issue Age 55	1,236.50	1,442.00	2,445.00	2,856.00
Premiums are payable on an annual, semi-annual or quarterly basis. Premiums are payable monthly under the Automatic Payment Plan where the Owner authorizes NLIC to withdraw premiums from the Owner's checking account each month. If premiums are payable under the Automatic Payment Plan and such plan is terminated, the premium payment frequency will be changed to quarterly. The Owner may make deposits into a Premium Deposit Fund Account (PDF Account). If the Owner has a PDF Account, NLIC will automatically apply the amount in such account toward payment of the scheduled premium due on the premium due date. Any amounts held in a PDF Account earn interest at a fixed rate which will be declared by NLIC from time to time.
If scheduled premiums are paid more often than annually, the aggregate yearly premium will be higher. Although it is not guaranteed that Owners who pay premiums annually and those who pay more frequently than annually will achieve the same Policy Account Values, the higher premium for those who pay premiums more frequently is intended to decrease the likelihood that the Policy Account Values for such Owners will be significantly different than those of annual payors.
Since NLIC deducts a premium processing charge of $1.00 from each premium payment, Policies for which premiums are paid more frequently than annually will incur higher aggregate premium processing charges than Policies with premiums paid annually (see Premium Processing Charge).
The following table compares annual and monthly premiums for Insureds who are in the Non-Smoker Premium Class. Note that in these examples the sum of 12 monthly premiums for a particular Policy is approximately 106% of the annual premium for the Policy.
	$50,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, Issue Age 25	34.80	395.50	67.32	765.00
Female, Issue Age 35	44.75	508.50	87.21	991.00
Male, Issue Age 45	79.64	905.00	156.90	1,783.00
Female, Issue Age 55	108.81	1,236.50	215.16	2,445.00
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Unscheduled Premiums
The Owner may make unscheduled premium payments at any time, subject to certain minimum and maximum limitations. The minimum unscheduled premium payment is $25. The maximum unscheduled premium which NLIC will accept in any Policy Year, without prior approval, is a multiple of the scheduled annual Base Premium, based on the Attained Age of the Insured, as shown in the following table.
Attained Age	Multiple of Scheduled Base Premium
0-59	10
60-65	8
66-70	6
71-75	5
76-80	4
81-85	3
86+	2
The Owner may plan to pay on a regular basis a premium amount in excess of the scheduled premium. NLIC will show this additional amount as payable on the premium notice. However, only the required scheduled premium shown on such notice must be paid to keep the Policy in full force.
The Policy Account Value of the Policy will immediately increase as of the date an unscheduled premium payment is received. This will increase the likelihood that the Special Premium Payment Provision will go into effect earlier than it otherwise would. If unscheduled premium payments are made, the Special Premium Payment Provision may go into effect slightly later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit. Of course, the Policy Account Value may subsequently increase or decrease depending upon the investment experience of the Subaccounts to which the net unscheduled premium is allocated. Depending upon the circumstances, the Death Benefit may or may not increase when an unscheduled premium payment is received. If the Special Premium Payment Provision has been in effect and scheduled premiums have been skipped, then payment of unscheduled premiums increases the total premiums paid and therefore can increase the amount of the Surrender Charge.
Premium Change Date
Each Policy sets forth a scheduled premium amount payable on the Policy Date and on each subsequent premium due date until the Premium Change Date. Each Policy also sets forth a higher premium amount payable on and after the Premium Change Date. The Premium Change Date is the Policy Anniversary nearest the Insured's Attained Age 70 or the 15th Policy Year, if later. Because of the premium change feature, the scheduled premiums payable before the Premium Change Date are lower than would otherwise be available and NLIC is able to provide a Guaranteed Minimum Death Benefit, as long as scheduled premiums are paid when due.
The higher premium amount specified in the Policy which is payable beginning on the Premium Change Date is based on the following assumptions:
1.	no unscheduled premium payments are made;
2.	maximum Cost of Insurance Charges are deducted in all Policy Years; and
3.	the net rate of return for the chosen Subaccount is 4½%.
Two months prior to the Premium Change Date, NLIC will recompute the scheduled premium amount payable on and after such date, assuming all scheduled premiums due before the Premium Change Date are paid. If the Owner has made unscheduled premium payments, if the Cost of Insurance Charges deducted are less than the maximum charges, if the chosen Subaccount has a net rate of return greater than 4½%, or if any appropriate combination of these factors occurs, the amount of scheduled premiums payable on and after the Premium Change Date will usually be less than the premium amount payable on and after such date as shown in the Policy; in no event will the premium be greater than that shown in the Policy. If unscheduled premium payments are made, for a Policy with the Increasing Death Benefit, the premium payable on and after the Premium Change Date may be slightly higher than it would be for the same Policy with the Basic Death Benefit.
Special Premium Payment Provision
If the Special Premium Payment Provision is in effect, the Owner will not be required to pay scheduled premiums to keep the Policy in full force. Generally, this provision will take effect when the Policy Account Value exceeds a particular amount as described in more detail below.
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The Special Premium Payment Provision operates on an annual basis. NLIC will notify the Owner if this provision goes into effect and each year that it stays in effect. To determine whether this provision will take effect for a Policy Year, NLIC will calculate whether the Policy Account Value on the Policy Processing Day two months before each Policy Anniversary, plus any scheduled but unpaid premiums due before the Policy Anniversary, exceeds an amount called the Special Premium Payment Single Premium. This is an amount which if paid as one sum, and given certain assumptions, which are described in the following paragraph, would be sufficient to purchase a single premium life insurance policy at the Insured's Attained Age with a face amount equal to the Policy's Face Amount. If the Policy Account Value exceeds this amount and if the required scheduled premiums due before the Policy Anniversary are paid, then the Special Premium Payment Provision goes into effect on that Policy Anniversary and remains in effect for one year. The Policy will remain in force for that year, regardless of whether the Owner makes premium payments or the Policy Account Value remains greater than the Special Premium Payment Single Premium (the "SPPSP"). If any premium payments are paid while the Special Premium Payment Provision is in effect, they will be considered unscheduled premium payments. Therefore, any premiums for supplemental benefits and extra-premium class will not be deducted from such premium payments. Instead, while the Special Premium Payment Provision is in effect, a portion of the premiums for supplemental benefits and extra-premium class will be deducted from the Policy Account Value at the premium frequency in effect (see Supplementary Benefit Charge).
The assumptions on which the SPPSP is based are:
1.	current cost of insurance rates;
2.	expense charges described herein;
3.	a Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;
4.	an amount sufficient to cover the cost of any supplementary benefits and extra-premium class; and
5.	an assumed interest rate.
The assumed interest rate is 7.5% if the Special Premium Payment Provision was not in effect for the prior Policy Year, and is 9% if the provision was in effect for the prior Policy Year. Since the 7.5% assumed interest rate results in a higher SPPSP than when the 9% assumed interest rate is used, it is possible for the provision to stay in effect when the factors affecting Policy Account Value are less favorable than necessary initially to trigger the provision.
Since the effectiveness of the Special Premium Payment Provision depends on the amount of Policy Account Value, it depends upon all the factors that affect Policy Account Value, such as the investment experience, the amount and frequency of unscheduled premium payments, and the level of actual cost of insurance and other charges. Greater investment performance, payment of unscheduled premiums, and lower cost of insurance and other charges will each tend to increase the likelihood that the provision will go into effect. The provision also depends on the relationship between the Policy Account Value and the SPPSP, and the SPPSP increases with the Insured's Attained Age. Therefore, for older Insureds the Policy Account Value must be correspondingly higher to trigger this provision.
The time that the Special Premium Payment Provision goes into effect may also depend upon whether the Policy has the Basic or Increasing Death Benefit Option. Assuming that unscheduled premium payments have been made, for a Policy with the Increasing Death Benefit, the Policy Account Value may be slightly lower and the SPPSP higher than for the same Policy with the Basic Death Benefit. Therefore, where unscheduled premium payments have been made, the Special Premium Payment Provision may go into effect later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit.
For Policies issued to residents of New York State, the determination of whether the Special Premium Payment Provision will take effect is based on whether the Policy Account Value exceeds the greater of the SPPSP and the Special Premium Payment Tabular Value (the SPPTV).
For a Policy with the Basic Death Benefit, the SPPTV is calculated like the Policy Account Value of the Policy except that it is based on the following assumptions:
1.	guaranteed (maximum) cost of insurance rates;
2.	expense charges described herein;
3.	a net investment return of 4½%;
4.	payment of all scheduled premiums when due; and
5.	no unscheduled premium payments or policy loans.
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Because these assumptions are more conservative than the assumptions used to calculate the SPPSP, for New York Policies it is somewhat less likely, under certain circumstances, that the Special Premium Payment Provision will go into effect as early as it will for other Policies and New York Policies may require a higher net rate of return in order for the Special Premium Payment Provision to remain in effect for a subsequent year.
Automatic Premium Loan
The Owner may elect the Automatic Premium Loan (APL) provision in the Application for the Policy or by written request after the Policy is issued. The APL provision will be operative only when premiums are payable other than monthly. If the APL provision is operative, any scheduled premium which has not been paid by the end of the Grace Period will be paid by a policy loan within seven days after the end of such Grace Period, provided the Policy has sufficient loan value and the Special Premium Payment Provision is not in effect. The interest rate charged under the APL provision is the same as that charged for any other Policy loan (see Loan Privilege).
Premium Limitations
The Code provides for exclusion of the Death Benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. NLIC has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, NLIC will accept only that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. NLIC will notify the Owner of available options with regard to the excess premium. If a satisfactory arrangement is not made, NLIC will refund this excess to the Owner. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's cash surrender value (Policy Account Value less any applicable Surrender Charge) should still be excludable from gross income.
The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, NLIC will not effect such change (see Federal Income Tax Considerations). NLIC reserves the right to require satisfactory Evidence of Insurability before accepting a premium payment that would increase the Net Amount at Risk.
Refund of Excess Premium for Modified Endowment Contracts
At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract ("MEC"), NLIC will notify the Owner that the Policy will become a MEC unless the Owner requests a refund of the excess premium within 30 days after receiving the notice. If the Owner requests a refund, NLIC will deduct the Policy Account Value attributable to the excess premium, including any interest or earnings on the excess premium, from the Subaccounts in the same proportion as the premium was initially allocated to the Subaccounts. The excess premium paid, including any interest or earnings on the excess premium, will be returned to the Owner. For more information on MECs, see Federal Income Tax Considerations.
Allocation of Net Premiums
In the Application for the Policy, the Applicant elects to have net scheduled premiums, scheduled Base Premiums less the Premium Express Charge, 7½% allocated to one or more Subaccounts. No less than 5% of a Net Premium may be allocated to any chosen Subaccount. The allocation percentages for the chosen Subaccounts must be in whole numbers. This initial allocation will remain in effect until changed by written notification to NLIC.
The allocation percentages in effect for net scheduled premiums will also apply to net unscheduled premium payments (unscheduled premium payments less Premium Expense Charges, see Premium Expense Charge), unless NLIC is notified that a different allocation is to be used for that particular unscheduled premium. NLIC must be notified with each unscheduled premium payment whether the allocation percentages for scheduled premiums will be used. NLIC will allocate the first Net Premium to the Subaccounts on the later of the Issue Date of the Policy or the date NLIC receives the payment at its Service Center.
NLIC will allocate subsequent Net Premiums to the Subaccounts as of the date it receives the payment at its Service Center. For premiums paid under the Automatic Payment Plan, pre-authorized check, or Electronic Funds Transfer, such will be allocated to the Subaccounts on the date NLIC receives credit for the funds.
The values of the Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.
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Replacement of Existing Insurance
It may not be in an Owner's best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. An Owner should compare his or her existing insurance and the Policy carefully. An Owner should replace his or her existing insurance only when he or she determines that the Policy is better for him or her. An Owner may have to pay a surrender charge on his or her existing insurance, and the Policy will impose a new surrender charge period. An Owner should talk to his or her financial professional or tax advisor to make sure the exchange will be tax-free. If an Owner surrenders his or her existing policy for cash and then buys the Policy, the Owner may have to pay a tax, including possibly a penalty tax, on the surrender. Because NLIC will not issue the Policy until NLIC has received an initial premium from the existing insurance company, the issuance of the Policy may be delayed.
Disruptive Trading
Neither the Policies nor the Portfolios are designed to support active trading strategies that require frequent movement between or among Subaccounts, sometimes referred to as market-timing, short-term trading, or disruptive trading. NLIC discourages, and will take action to deter, disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners. Short-term trading can result in:
•	the dilution of the value of Policy Owners' interests in the Portfolio;
•	Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and
•	increased administrative costs due to frequent purchases and redemptions.
To protect Policy Owners from the negative impact of these practices, NLIC has implemented, or reserves the right to implement, several processes and restrictions aimed at eliminating the negative impact of disruptive trading strategies. NLIC cannot guarantee that these attempts to deter active trading strategies will be successful. If active trading strategies are not successfully deterred by NLIC's actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.
Redemption Fees
Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount. The fee is assessed against the amount transferred and is paid to the Portfolio. Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading, see Short-Term Trading Fees.
U.S. Mail Restrictions
NLIC monitors transfer activity in order to identify those who may be engaged in disruptive trading practices. Transaction reports are produced and examined. Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period. NLIC considers each telephone, fax, email, or written request to be a single transfer, regardless of the number of Subaccounts involved.
As a result of this monitoring process, NLIC may restrict the method of communication by which transfer orders will be accepted. In general, NLIC will adhere to the following guidelines:
Trading Behavior	Our Response
six or more transfers in one calendar quarter	NLIC will mail a letter to the Policy Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfers exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfers in two consecutive calendar quarters OR More than 20 transfers in one calendar year	NLIC will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
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Each January 1st, NLIC will restart the monitoring, so that each Policy starts with zero transfers at the beginning of each calendar year, see Other Restrictions.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple NLIC policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners. NLIC will generally require these multi-contract advisors to submit all transfer requests via U.S. mail.
Other Restrictions
NLIC reserves the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners, or 3rd parties acting on their behalf. In particular, trading strategies designed to avoid or take advantage of NLIC's monitoring procedures, and other measures aimed at curbing harmful trading practices, that are determined by NLIC to constitute harmful trading practices, may be restricted. In the event a restriction NLIC imposes results in a transfer request being rejected, NLIC will notify the policy owner the transfer request has been rejected. If a short-term trading fee is assessed on the transfer, NLIC will provide the policy owner a confirmation of the amount of the fee assessed. Any restrictions that NLIC implements will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading, see Transfers of Policy Account Value.
Portfolio Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, NLIC is required to enter into written agreements with the Portfolios which allow them to:
1.	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of policy owners;
2.	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and
3.	instruct NLIC to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than NLIC's policies).
NLIC is required to provide such transaction information to the Portfolios upon their request. In addition, NLIC is required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios. NLIC and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests. If a Portfolio refuses to accept a purchase or exchange request submitted by NLIC, NLIC will keep any affected policy owner in their current Portfolio allocation.
Transfers of Policy Account Value
Transfers
The Owner may transfer the Policy Account Value between and among the Subaccounts by making a transfer request to NLIC. The amount transferred must be at least $100, unless the total value in a Subaccount is less than $100, in which case the entire amount may be transferred.
The transfer will be effective as of the date of receipt of the transfer request at NLIC's Service Center. We deduct a $25 charge from the amount transferred for the 5th and each additional transfer in a Policy Year. We may restrict the quantity and mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.
Transfer Right for Change in Investment Policy of a Subaccount
If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount without having such transfer count toward the four transfers permitted each Policy Year free of charge. However, any such transfer will count as a transfer for purposes of monitoring for disruptive trading.
Automatic Asset Rebalancing
Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy values among Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the Policy is issued by properly completing the election form and returning it to NLIC. The election may be revoked at any time. Rebalancing
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may be done annually. Rebalancing will end when the total value in the Subaccounts is less than $1,000, a transfer is made, or there is a change to the current premium allocation instructions. There is no additional charge for this program. NLIC reserves the right to suspend automatic asset rebalancing at any time, for any class of Policies, for any reason. Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee. However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading.
Policy Duration
Grace Period for Payment of Scheduled Premiums
If a scheduled premium is not paid and the Special Premium Payment Provision is not in effect, the Policy will enter a Grace Period. A Grace Period of 61 days from the due date is allowed for payment of scheduled premiums after the first scheduled premium. If the Policy enters a Grace Period, NLIC will mail a notice to the Owner's last known address. The 61-day Grace Period begins on the date of the notice. If scheduled premiums are paid on or before their due dates or within the Grace Period, the Policy will remain in full force even if the investment experience of the Subaccounts designated by the Owner has been so unfavorable that there is no Policy Account Value. When the Special Premium Payment Provision is not in effect and the Automatic Premium Loan provision is not operative, the failure to pay a scheduled premium by the expiration of the Grace Period will cause the Policy to lapse as of the date the unpaid premium was due. If the Policy lapses, the Owner can surrender the Policy for its Net Cash Surrender Value as of the date of lapse if this is a Valuation Day (otherwise on the Valuation Day next following the date of lapse), apply for reinstatement or continue the insurance as Extended Term Insurance or Reduced Paid Up Insurance. If the Insured dies during the Grace Period, NLIC will pay the Proceeds.
Reinstatement
The Policy may be reinstated within three years from the date the unpaid premium was due if it was not surrendered and the Owner provides Evidence of Insurability. Payment of a premium will be required equal to the greater of:
a.	all unpaid scheduled premiums with interest at 6% per year compounded annually, plus any policy loan and accrued interest as of the end of the Grace Period; or
b.	110% of the increase in the cash surrender value (Policy Account Value less any applicable Surrender Charge) resulting from reinstatement plus all overdue premiums for supplementary insurance benefits with interest at 6% compounded annually.
Upon reinstatement the Policy will have the same Policy Account Value and Death Benefit as if it had not lapsed. The date of reinstatement will be the date NLIC approves the application for reinstatement.
Options on Lapse
Extended Term Insurance (ETI)
The Net Cash Surrender Value as of the date this Option is applied, plus Monthly Deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy fixed-benefit Extended Term Insurance for the Insured. The amount of insurance will equal the Death Benefit on the date of lapse minus any loan and accrued interest as of that date. The term period will be that which the single premium will provide for the Insured's Attained Age and sex. ETI has a Policy Account Value but no loan value. ETI will not be available if the Premium Class is Non-Smoker with Extra-Premium or Extra-Premium or the amount of paid up insurance would be greater than the amount of the ETI.
Reduced Paid Up Insurance (RPU)
The Net Cash Surrender Value as of the date the Option is applied, plus Monthly Deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy that amount of fixed-benefit insurance which will continue for the Insured's lifetime based on the Insured's Attained Age and sex. Reduced Paid Up Insurance has a loan privilege the same as that available for premium paying policies.
NLIC will apply ETI automatically unless it is not available or the Owner selects another option. If ETI is not available, RPU will be automatic. A selected option will be applied on the date NLIC receives written request at its home office; NLIC will apply an automatic option three months after the date of lapse. The option will be effective as of the date of lapse.
Exchange Privilege
Within six months after the effective date of a material change in the investment policy of any chosen Subaccount, the Owner may exchange the Policy for a fixed-benefit whole life insurance policy offered by NLIC on the life of the Insured.
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No Evidence of Insurability is required to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy and the same Issue Age, issue date and Premium Class for the Insured as the Policy. Premiums for the new policy will be based on the rates which were in effect for the new policy on the Policy Date for that Policy.
The exchange will be subject to an equitable adjustment to reflect variances, if any, in the Policy Account Values and dividends of the Policy and the new policy. The method of calculating the adjustment is filed by NLIC with the appropriate state insurance regulatory authorities. Any policy loan and loan interest must be repaid on or before the effective date of the exchange.
Loan Privilege
The Owner may borrow from NLIC using the Policy as sole security for the loan. The Owner may borrow up to the difference between the Policy's current Loan Value and any outstanding policy loan and accrued interest. The minimum amount of any policy loan is $300 ($200 for Policies issued to residents of Connecticut), unless used to pay a scheduled premium. During Policy Years 1 through 3, the loan value of the Policy will be 75% of the cash surrender value (Policy Account Value less any applicable Surrender Charge); during Policy Year 4 and thereafter it will be 90% of the cash surrender value (90% in all years for Policies issued to residents of Virginia).
 Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud.  Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice.  Contact the Service Center for current limitations and restrictions.
If on a Policy Anniversary the outstanding policy loan and accrued interest exceeds the cash surrender value, the Policy will terminate 31 days after NLIC mails notice to the Owner and any assignee of record at their last known addresses, unless a payment of the amount of such excess is made within that period. In no event will the required payment exceed the amount of the accrued loan interest plus all due and unpaid scheduled premiums.
While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest. The amount of any outstanding policy loan and accrued interest will be deducted in determining the Net Cash Surrender Value or Proceeds at death.
Interest Rate
The interest rate charged on policy loans will be either a fixed annual rate of 8% or a variable loan interest rate. The Owner must select one of these rates in the Application for the Policy. If the fixed rate is selected, the Owner may later change to the variable rate. Such change will be effective as of the Policy Anniversary following receipt of written notice by NLIC at its Service Center. The Owner is not permitted to change from the variable rate to the fixed rate.
Interest is due at the end of each Policy Year on the Policy Anniversary. If not paid when due, the interest will be added to the loan and bear interest, beginning 23 days after the Policy Anniversary, at the applicable policy loan interest rate.
Variable Loan Interest Rate
The variable loan interest rate will be determined by NLIC to be effective as of the first day of each January, April, July and October, unless the state in which this Policy is delivered requires the determination to be made less frequently, such as yearly. The maximum interest rate will be the greater of 5½% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Service, Inc. (if this average is no longer published, a maximum rate set by state law or by the insurance supervisory official of the state in which the Policy is delivered will apply), for the calendar month ending two months prior to the date of change. If the maximum interest rate for the new period is at least ½% lower than the loan interest rate currently being charged, the rate for the new period will be decreased such that it is equal to or less than the maximum interest rate allowed for such period. If the maximum interest rate for the new period is at least ½% higher than the loan interest rate currently being charged, NLIC may, at its discretion, increase the rate for the new period to a rate that is no higher than the maximum interest rate allowed for such period. Any decrease in the variable loan rate is required; any increase in the rate is optional. NLIC will not necessarily charge the maximum variable loan interest rate.
Allocation of Loans and Repayments
When a loan is made, a portion of the Policy Account Value equal to the amount of the loan is transferred from the Subaccounts to NLIC's General Account. Repayment of a loan will result in a transfer back to the Subaccounts. A loan and any repayment will be allocated among the Subaccounts based upon the net Policy Account Value of each Subaccount as of the date the loan or the repayment is made.
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Effect of Loan
A loan taken from, or secured by, a Policy may, in certain circumstances, have adverse federal income tax consequences, see Federal Income Tax Considerations. A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the Death Benefit. Loan amounts are not affected by the investment performance of the Subaccounts.
Interest Rate Credited
The amount maintained in the General Account will not reflect the investment experience of the Subaccounts during the period the loan is outstanding. Instead, interest will be credited on each Policy Processing Day on the loaned amount at an annual rate 1.50% below the 8% or variable interest rate charged on the policy loan.
Lapse with Loans Outstanding
The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse tax consequences, see Tax Treatment of Policy Benefits.
Withdrawal of Excess Policy Account Value
The Owner may withdraw excess Policy Account Value from the Policy if two conditions are met. First, a cash withdrawal may be made only to the extent that the cash surrender value (the Policy Account Value minus any applicable surrender charge) is at least $300 more than an amount called the "Withdrawal Single Premium," which depends on the Insured's Attained Age. Second, a cash withdrawal may be made only if the amount withdrawn does not reduce the Policy's net loan value (Loan Value less existing policy loan and accrued interest) to zero, see Loan Privilege. Upon request, NLIC will tell the Owner how much may be withdrawn.
NLIC will process each withdrawal on the date it receives the Owner's request if this is a Valuation Day, otherwise on the Valuation Day next following NLIC's receipt of the request. NLIC generally will pay a withdrawal request within seven days after the Valuation Day when NLIC receives the request. NLIC may postpone payment of withdrawals under certain conditions.
 Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud.  Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice.  Contact the Service Center for current limitations and restrictions.
No more than four withdrawals may be made in a Policy Year. A withdrawal cannot be made for less than $300. Withdrawals cannot be repaid except as premium payments, subject to Premium Expense Charges, see Premium Expense Charge and any applicable limits on premium payments, see Payment and Allocation of Premiums. If the Owner does not specify an allocation for the withdrawal, it will be allocated among the Subaccounts based upon the net Policy Account Value of each Subaccount on the date of the withdrawal.
Calculation of Withdrawal Single Premium
The Withdrawal Single Premium is based on:
1.	current cost of insurance rates;
2.	expense charges described herein;
3.	a Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;
4.	an interest rate of 7½%; and
5.	an amount sufficient to cover the cost of additional premiums for supplementary benefits and extra-premium class.
The Withdrawal Single Premium is the same as the Special Premium Payment Single Premium ("SPPSP") using the 7½% assumed rate (examples of the 7½% SPPSP are listed in Examples A and B), which is used to calculate whether the Special Premium Payment Provision goes into effect. Generally a withdrawal of excess cash cannot be made unless the Special Premium Payment Provision is in effect. There may be limited situations, however, where a cash withdrawal can be made although the Special Premium Payment Provision is not in effect, because the cash surrender value (Policy Account Value less any applicable Surrender Charge) may have increased since the SPPSP was last calculated. In addition, the Special Premium Payment Provision may be in effect during periods when cash withdrawals may not be made, for several reasons including: (1) the withdrawal provision depends on whether the cash surrender value exceeds the Withdrawal Single Premium, whereas the Special Premium Payment Provision depends on whether a larger amount,
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the Policy Account Value, exceeds the SPPSP; (2) the withdrawal provision is based on the 7½% SPPSP, whereas a smaller amount, the 9% SPPSP, is used to determine if the Special Premium Payment Provision will remain in effect for another year once it is in effect; and (3) since the minimum cash withdrawal is $300, cash withdrawals are permitted only if the cash surrender value is at least $300 greater than the Withdrawal Single Premium.
For Policies issued to residents of New York State, the amount that may be withdrawn is based on whether the cash surrender value is at least $300 more than the greater of the Withdrawal Single Premium and the Withdrawal Tabular Value.
For a Policy with the Basic Death Benefit, the Withdrawal Tabular Value is calculated like the Policy Account Value of the Policy except that it is based on the following assumptions:
1.	guaranteed (maximum) cost of insurance rates;
2.	expense charges described herein;
3.	a net investment return of 4½%;
4.	payment of all scheduled premiums when due; and
5.	no unscheduled premium payments or policy loans.
Because these assumptions are more conservative than the calculations used to calculate the Withdrawal Single Premium, for New York Policies, it is somewhat less likely under certain circumstances that there can be a withdrawal of excess Policy Account Value.
Effect of Withdrawal
Whenever a withdrawal is made, the Death Benefit will immediately be recalculated to take into account the reduction in Policy Account Value. This will not change the Guaranteed Minimum Death Benefit or the amount of scheduled premiums payable before the Premium Change Date. The amount of scheduled premiums after the Premium Change Date may be affected by withdrawals but in no event will they be greater than the amount set forth in the Policy. A withdrawal may, under certain circumstances, have adverse federal income tax consequences, see Tax Treatment of Policy Benefits.
Surrender Privilege
The Policy may be surrendered at any time while the Insured is living for its Net Cash Surrender Value. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. The Net Cash Surrender Value is the Policy Account Value minus any policy loan and accrued interest less any Surrender Charge. NLIC will assess a Surrender Charge if the Policy is surrendered before the 9th Policy Year (see Surrender Charge). NLIC will determine the Net Cash Surrender Value on the date it receives at its Service Center a surrender request signed by the Owner if this is a Valuation Day, otherwise on the Valuation Day next following NLIC's receipt of the surrender request. All coverage and benefits under the Policy will end on the day the Owner mails or otherwise sends the surrender request to NLIC. NLIC generally will pay the Net Cash Surrender Value to the Owner in a lump sum within seven days after it receives the Owner's completed, signed surrender request. NLIC may postpone payment of surrenders under certain conditions. Surrendering the Policy may have adverse federal income tax consequences, see Federal Income Tax Considerations.
  Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud.  Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice.  Contact the Service Center for current limitations and restrictions.
Charges and Deductions
Charges will be deducted in connection with the Policy to compensate NLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.
Premium Expense Charge
Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of:
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Premium Tax Charge
Various states and some of their subdivisions impose a tax on premiums received by insurance companies. A charge is deducted from each premium payment to compensate NLIC for paying state premium taxes. This charge is equal to 2.50% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. Premium taxes vary from state to state and the 2.50% is the average rate expected to be paid on premiums received in most states. This charge may be increased in certain localities when substantial additional premium taxes are assessed.
Sales Charge
A charge of 5% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. This charge is deducted from each premium payment to partially compensate NLIC for the cost of selling the Policy. There also is a Contingent Deferred Sales Charge which is deducted only if the Policy is surrendered or lapses in the first nine Policy Years, see Contingent Deferred Sales Charge.
Premium Processing Charge
NLIC will deduct a charge of $1.00 from each premium payment to cover the cost of collecting and processing premium payments. Policies for which premiums are paid annually will therefore incur lower aggregate premium processing charges than Policies with premiums paid more frequently.
The Premium Tax Charge and Sales Charge are a percentage of each scheduled Base Premium and unscheduled premium. This means that the greater the amount and frequency of premium payments the Owner makes, the greater the amount of these charges NLIC will assess.
Surrender Charges
A Surrender Charge, which consists of a Contingent Deferred Administrative Charge and a Contingent Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 9th Policy Year. The Surrender Charge is deducted from the Subaccounts based on the proportion that the Owners' value in the Subaccounts bears to the total unloaned Policy Account Value of the Policy.
These Surrender Charges are designed partially to compensate NLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing policy records and Policy issue. NLIC does not expect the Surrender Charges to cover all of these costs. To the extent that they do not, NLIC will cover the short-fall from its General Account assets, which may include profits from the Mortality and Expense Risk Charge and Cost of Insurance Charge.
Contingent Deferred Administrative Charge. The Contingent Deferred Administrative Charge is as follows:
Policy Year	Charge per $1,000 Face Amount
1-5	$5.00
6	4.00
7	3.00
8	2.00
9	1.00
10	0
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge is to partially compensate NLIC for the cost of selling the Policy.
If the Special Premium Payment Provision has never been in effect as of the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:
•	the total premiums paid, less premium processing charges, to the date of surrender or lapse; and
•	the scheduled Base Premiums payable up to such date (scheduled Base Premiums are total scheduled premiums less premium processing charges and premiums for supplementary benefits and for extra-premium class);
If the Special Premium Payment Provision has been in effect prior to the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:
•	the total premiums paid, less premium processing charges, to the date of surrender or lapse; or
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•	the scheduled Base Premium that would have been payable up to such date if the Special Premium Payment Provision had never been in effect.
The maximum Contingent Deferred Sales Charge is an amount equal to 25% of the 1st year's scheduled Base Premium, plus 5% of the scheduled Base Premiums for Policy Years 2, 3, 4 and 5. Expressed differently, this equals 9% of the total scheduled Base Premiums for Policy Years 1 through 5. The maximum Contingent Deferred Sales Charge will be applied to Policies that lapse or are surrendered during Policy Year 5. Thereafter, the Contingent Deferred Sales Charge will be reduced each year until it becomes zero in Policy Years 10 and thereafter.
The following table shows the rates that will apply when Policies with premiums payable annually (and for Insureds with an Issue Age of 65 or less) are surrendered or lapse.
For Policies Which Are Surrendered or Lapse During Policy Year	The Contingent Deferred Sales Charge Rates Will Be The Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Up to the Date of Surrender or Lapse
1	25%	25.00%
2	30%	15.00%
3	35%	11.66%
4	40%	10.00%
5	45%	9.00%
6	40%	6.66%
7	30%	4.28%
8	20%	2.50%
9	10%	1.11%
10 and later	0%	0%
For Insureds whose Issue Age is above 65, the rates that will apply when Policies with premiums payable annually are surrendered or lapse will be less than or equal to those shown in the table above.
For Policies with premiums payable more frequently than annually, the maximum Contingent Deferred Sales Charge is also 25% of the first year's scheduled Base Premiums due on or before the date of surrender or lapse plus 5% of the scheduled Base Premiums for Policy Years 2, 3, 4 and 5 which are payable on or before the date of surrender or lapse (or the same percentages of total premiums paid, if less). The charge declines uniformly in Policy Years 6 through 9 until it becomes zero for Policy Years 10 and thereafter. Although the rate of the Contingent Deferred Sales Charges is the same for annual premium Policies and Policies with premiums paid more frequently than annually, for Policies surrendered at the end of a Policy Year, the dollar amount of this charge will be higher for Policies with premiums paid more frequently than for annual premium Policies because the total amount of the scheduled premiums is higher.
NLIC will waive the surrender charge of the policy if the policy owner elects to surrender the policy in exchange for a plan of permanent fixed life insurance offered by NLIC subject to the following:
•	the exchange and waiver may be subject to the policy owner providing NLIC new evidence of insurability and our underwriting approval; and
•	the Disability Waiver of Premium Rider has not been elected .
NLIC may impose a new surrender charge on the policy received in the exchange.
Monthly Deductions
Charges will be deducted from the Policy's Policy Account Value on the Policy Date and on each Policy Processing Day to compensate NLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of five components – (a) the Cost of Insurance Charge, (b) Administration Charge, (c) Minimum Death Benefit Guarantee Charge, (d) 1st Year Policy Charge, and (e) Supplementary Benefit Charge. Because portions of the Monthly Deduction, such as the Cost of Insurance Charge, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Subaccounts based on the proportion that the Owner's value in the Subaccounts bears to the total unloaned Policy Account Value of the Policy.
Cost of Insurance
Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. NLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month. If any unscheduled premium payments are made, this charge may be slightly higher for a Policy with the Increasing Death Benefit than for the same Policy with the Basic Death Benefit.
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The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy's Policy Account Value. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option chosen, and withdrawal of excess Policy Account Value. In calculating the Cost of Insurance Charge, the rate for the Premium Class on the Policy Processing Day is applied to the Net Amount at Risk.
Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner. NLIC expects to profit from Cost of Insurance Charges and may use these profits for any lawful purpose including covering distribution expenses.
Cost of Insurance Rate
The cost of insurance rate is based on the Attained Age, Sex, and Premium Class of the Insured. The actual monthly cost of insurance rates will be based on NLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. The guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum Cost of Insurance Charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, Sex, and Premium Class.
Premium Class
The Premium Class of the Insured will affect the cost of insurance rates. NLIC uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLIC currently places Insureds into one of two standard classes – smoker and nonsmoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.
Administration Charge
A monthly Administration Charge of $3.25 and $0.015 per $1,000 of Face Amount is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge is intended to reimburse NLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.
Minimum Death Benefit Guarantee Charge
This charge compensates NLIC for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, as long as required scheduled premiums are paid when due the Death Benefit will never be less than the Face Amount of the Policy if the Basic Death Benefit applies and the Face Amount of the Policy plus the sum of unscheduled premiums received by NLIC as of the date of death if the Increasing Death Benefit applies. This charge is equal to $0.01 per $1,000 of the applicable Guaranteed Minimum Death Benefit. For a Policy with a Guaranteed Minimum Death Benefit of $50,000, the deduction will be $0.50 per month or $6.00 per year.
First Year Policy Charge
A charge of $5.00 will be deducted on each of the first 12 Policy Processing Days. This charge in conjunction with the Contingent Deferred Administrative Charge compensates NLIC for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy.
Supplementary Benefit Charge
If the Special Premium Payment Provision is in effect, charges for any supplementary benefits or for extra-premium class will be deducted on each Policy Processing Day a scheduled premium otherwise would be due. These charges will be 92.5% of the premiums otherwise payable for these benefits.
Mortality and Expense Risk Charge
A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate NLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.60% (or a daily rate of 0.001644) of the average daily net assets of each Subaccount. The mortality risk assumed by NLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.
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If the Mortality and Expense Risk Charge proves insufficient, NLIC will provide for all death benefits and expenses and any loss will be borne by NLIC. Conversely, NLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.
Transfer Charge
NLIC currently allows make four transfers among the Subaccounts each Policy Year with no additional charge.
•	NLIC deducts $25 for the 5th and each additional transfer made during a Policy Year to compensate for the costs of processing these transfers. NLIC deducts the transfer charge from the amount being transferred.
•	for purposes of assessing the transfer charge, NLIC considers each telephone, fax, email, or written request to be one transfer, regardless of the number of Subaccounts affected by the transfer.
•	transfers due to automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.
Short-Term Trading Fees
Some Portfolios may assess (or reserve the right to assess) a short-term trading fee (or "redemption fee") in connection with transfers from a Subaccount that occur within 60 days after the date of allocation to the Subaccount.
Short-Term Trading Fees are intended to compensate the Portfolio (and Policy Owners with interests allocated in the Portfolio) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-Term Trading Fees are not intended to affect the large majority of Policy Owners not engaged in such strategies.
Any Short-Term Trading Fee assessed by any Portfolio available in conjunction with the Policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-Term Trading Fees will only apply to those Subaccounts corresponding to Portfolios that charge such fees (see Portfolio prospectus). Any Short-Term Trading Fees paid are retained by the Portfolio and are part of the Portfolio's assets. Policy Owners are responsible for monitoring the length of time allocations are held in any particular Subaccount. NLIC will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.
For a complete list of the Portfolios offered under the Policy that assess (or reserve the right to assess) a Short-Term Trading Fee, please refer to Appendix B: Portfolio Information.
If a redemption fee is assessed, the Portfolio will charge the Variable Account 1% of the amount determined to be engaged in short-term trading. The Variable Account will then pass the Short-Term Trading Fee on to the specific Policy Owner that engaged in short-term trading by deducting an amount equal to the redemption fee from that Policy Owner's Subaccount value. All such fees will be remitted to the Portfolio; none of the fee proceeds will be retained by NLIC or the Variable Account.
When multiple Net Premiums (or exchanges) are made to a Subaccount that is subject to Short-Term Trading Fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees. In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.
Some transactions are not subject to the short-term trading fees. Transactions that are not subject to short-term trading fees include:
•	scheduled and systematic transfers, such as Dollar Cost Averaging and Automatic Asset Rebalancing;
•	Policy loans or surrenders; and
•	payment of the Insurance Proceeds upon the Insured's death.
New share classes of certain currently available Portfolios may be added as investment options under the Policy. These new share classes may require the assessment of Short-Term Trading Fees. When these new share classes are added, new Net Premiums and exchange reallocations to the Portfolios in question may be limited to the new share class.
Loan Interest Charge
Loan interest is charged in arrears on the amount of an outstanding policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLIC charges either an annual fixed interest rate of 8.00% or a variable loan interest rate on policy loans. The maximum variable interest rate is the greater of 5.50% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Services, Inc.
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After offsetting the interest NLIC guarantees it will credit on loaned amounts, which is equal to an annual rate of 1.50% below the 8.00% fixed interest rate or variable loan interest rate, the net cost of loans is 1.50% (annually).
Charge for Income Taxes
NLIC currently does not charge the Separate Account for its corporate federal income taxes. However, NLIC may make such a charge in the future if there are any taxes that are attributable to that account. Charges for other applicable taxes attributable to the account also may be made.
Guarantee of Certain Charges
NLIC guarantees that it will not increase the charges deducted from premiums, and the charge to the Separate Account for mortality and expense risks.
Other Charges
The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described in the prospectuses of the Funds.
Ownership and Beneficiary Rights
The Owner is the Insured unless a different Owner is named in the Application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by NLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may result in tax consequences. Any assignment must be in writing and will become effective on the date we record it at our home office. All assignments will be subject to our approval, any outstanding policy loans, policy liens, garnishments, court orders, and any previous assignments.
The principal right of the Beneficiary is the right to receive the Proceeds under the Policy.
Modifying the Policy
Any modification or waiver of NLIC's rights or requirements under the Policy must be in writing and signed by NLIC's president or a vice president. No agent may bind NLIC by making any promise not contained in the Policy.
Upon notice to the Owner, NLIC may modify the Policy:
•	to conform the Policy, NLIC's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, NLIC, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account's operation.
If NLIC modifies the Policy, NLIC will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, NLIC reserves the right to amend the provision to conform with these laws.
Contacting the Service Center
Written requests for transactions, information, paperwork or other services are accepted at NLIC's Service Center at P.O. Box 182928, Columbus, Ohio 43218-2928.
In addition to written requests, transfers, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and partial withdrawals (fax and email only) may be made based upon instructions given by telephone, fax, and email, provided the appropriate election has been made at the time of application or proper authorization is provided to NLIC. NLIC reserves the right to suspend telephone, fax, and email privileges at any time for any class of Policies, for any reason. Contact the Service Center for telephone requests at 1-800-688-5177 and at 1-888-634-4472 for fax requests.
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NLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and email are genuine, and if NLIC follows such procedures, it will not be liable for any losses due to unauthorized or fraudulent instructions. NLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLIC will follow for telephone, fax, and email transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.
Telephone, fax, and email may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLIC has taken precautions to help its systems handle heavy use, NLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made in writing to the Service Center.
If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLIC will not be able to verify that the person providing instructions by telephone, fax, or email is the Owner or authorized by the Owner.
Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order. Good order generally means that all necessary information to process the request is complete and in a form acceptable to NLIC. If a request is not in good order, NLIC will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. NLIC reserves the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center. On any day the post office is closed, NLIC is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
Dividends
The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:
a)	paid in cash; or
b)	applied as a scheduled or unscheduled Net Premium.
The Owner must choose an option at the time the Application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to NLIC.
For Policies sold in New York State, if dividends are ever declared they will be paid under one of the options above, or left to accumulate at interest or used to buy paid-up additions, as chosen by the Owner.
Supplementary Benefits
The following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and most must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deduction (see Fee Table).
An Owner's agent can help determine whether any of the riders are suitable. For example, an Owner should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Guaranteed Purchase Option rider. Even though the death benefit coverage may be the same (regardless of whether an Owner purchases coverage under the Policy only or in combination with this rider), there may be important cost differences between the Policy and the rider. The most important factors that will affect an Owner's decision are (a) the amount of premiums an Owner pays, (b) the Cost of Insurance Charges under the Policy and under the rider, (c) the investment performance of the Subaccounts in which an Owner allocates premiums, (d) an Owner's level of risk tolerance, and (e) the length of time an Owner plans to hold the Policy. Owners should carefully evaluate all of these factors and discuss all of these options with their agents. For more information on electing a rider, contact the Service Center for a free copy of the SAI, and for personalized illustrations that show different combinations of the Policy with various riders. These riders may not be available in all states. Please contact the Service Center for further details.
NLIC currently offers the following riders under the Policy:
•	Disability Waiver of Premium;
•	Accelerated Death Benefit;
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•	Accidental Death Benefit; and
•	Guaranteed Purchase Option.
Federal Income Tax Considerations
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. In addition, each donor is allowed a credit against the tax on five million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.
For 2011 and 2012, an estate of less than $5,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. Also, the American Taxpayer Relief Act ("ATRA") enacted on January 1, 2013, permanently provides for a maximum federal estate tax rate of 40% with an annually inflation adjusted $5 million exemption for estates of persons dying after December 31, 2012.
Under current law, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions. As with the estate tax, the GSTT tax has been repealed for 2010; however, ATRA permanently provides for a GSTT tax rate of 40% with an annually inflation adjusted $5 million exemption.
State and Local Taxes
State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in every policy owner's case, state by state differences of these taxes preclude a useful description of them in this prospectus.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift tax.
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Investment Gain in the Policy
The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, Nationwide will take whatever steps are available to remain in compliance.
Based on the above, the policy should be treated as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums. If the policy is not issued as a modified endowment contract, Nationwide will monitor it and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment policy. Otherwise, Nationwide will reject the requested action or refund any Premium paid in excess of the modified endowment limits.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy, based on the policy owner's individual facts and circumstances.
In general, interest the policy owner pays on a loan from a policy will not be deductable. Also, if a loan from a policy that is not a modified endowment contract is outstanding when the policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking a policy loan, the policy owner should consult a tax advisor as to the tax consequences.
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When the Policy is Life Insurance that is a Modified Endowment Contract
Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.
When the Policy is Life Insurance that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.
Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract, and then from the income in the policy. Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.
However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. The policy owner should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.
In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrendering the Policy; Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or are deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Effective January 1, 2013, Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly, or qualifying widow(er) with dependent child)); $125,000 (married filing separately); or $200,000 (single, or head of household (with qualifying person)). The threshold for an estate or trust that is subject to the surtax is generally equal to the dollar amount at which the highest tax bracket under section 1(e) begins for the taxable year; for 2014, that amount is $12,150.
Modified adjusted gross income is equal to gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner's modified adjusted gross income for purposes of determining the applicability of the surtax.
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Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable distributions from, and gain from the sale or surrenders of, life insurance policies.
Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes are includible in modified adjusted gross income.
Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the cash surrender value over the investment in the contract would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period. The ruling also concluded that the amount of gain resulting from the sale of a life insurance policy is equal to the excess of the amount received over the owner's basis in the policy (the investment in the contract reduced by the cost of insurance previously paid out of the cash value). Consequently, a sale may result in more gain than a surrender for the same amount.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Taxation of Death Benefits
Federal Income Tax
The death benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid.
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy. Consequently, under this general rule, the entire
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death benefit, less the cost to the policy owner, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.
There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.
Second, if proper notice and consent are given and received and, at the time that the policy is issued, the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within 3 years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Terminal Illness
Certain distributions made under a policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are treated as death proceeds, see Taxation of Death Benefits.
Special Considerations for Corporations
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have
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taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
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Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is being made against the policy's Accumulation Units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's Accumulation Units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial advisor.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. For example the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies. No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein. Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Voting Rights
All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from Owners are received will be voted by NLIC in the same proportion as those shares in that Subaccount for which instructions are received.
Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLIC will cast votes, for or against any matter, in the same proportion as Owners vote. This means that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
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If required by state insurance officials, NLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment advisor of one or more of the Portfolios. In addition, NLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on NLIC. If NLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.
The voting rights described in this prospectus are created under applicable federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLIC reserves the right to proceed in accordance with any such changed laws or regulations.
Distribution of Policies
Policy Pricing
During the Policy's early years, the expenses NLIC incurs in distributing and establishing the Policy exceed the deductions NLIC takes. Nevertheless, NLIC expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, NLIC has designed the Policy with features and investment options that NLIC believes supports and encourages long-term ownership.
NLIC makes many assumptions and accounts for many economic and financial factors when establishing the Policy's fees and charges. The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Commissions to broker-dealer firms are one of the promotional and sales expenses NLIC incurs when distributing the Policy. During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year. In lieu of these premium-based commissions, NLIC may pay an equivalent asset-based commission, or a combination of the two. Individual registered representatives typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement. The amount of commissions NLIC pays depends on factors such as the amount of premium received from the broker-dealer firm and the scope of the services they provide.
In addition to commissions, NLIC may also furnish marketing and expense allowances to certain broker-dealer firms based on assessment of that firm's capabilities and demonstrated willingness to promote and market NLIC's products. The firms determine how these allowances are spent. Consult a registered representative for additional information regarding exact compensation arrangements associated with this product.
Information on Portfolio Payments
Relationship with the Portfolios
The Portfolios incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio daily. The separate account (not the Policy Owners) is the Portfolio shareholder. When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. NLIC incurs these expenses instead.
NLIC also incurs the distribution costs of selling the Policy, which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.
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An investment advisor or subadvisor of a Portfolio or its affiliates may provide NLIC or NLIC's affiliates with wholesaling services that assist in the distribution of the Policy and may pay NLIC or NLIC‘s affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.
Types of Payments NLIC Receives
In light of the above, the Portfolios or their affiliates make certain payments to NLIC or NLIC's affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies NLIC and NLIC's affiliates issue, but in some cases may involve a flat fee. These payments may be used by NLIC for any corporate purpose, which include reducing the prices of the policies, paying expenses that NLIC or NLIC's affiliates incur in promoting, marketing, and administering the policies and the Portfolios, and achieving a profit.
NLIC or NLIC‘s affiliates receive the following types of payments:
•	Portfolio 12b-1 fees, which are deducted from Portfolio assets;
•	sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and
•	payments by a Portfolio's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.
Furthermore, NLIC benefits from assets invested in affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because NLIC's affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, NLIC may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.
NLIC took into consideration the anticipated payments from the Portfolios when NLIC determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios). Without these payments, NLIC would have imposed higher charges under the Policy.
Amount of Payments We Receive
For the year ended December 31, 2013, the Portfolio payments NLIC and NLIC's affiliates received from the Portfolios did not exceed 0.75% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that NLIC and NLIC's affiliates issue. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most Portfolios or their affiliates have agreed to make payments to NLIC or NLIC's affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all. Because the amount of the actual payments NLIC or NLIC's affiliates receive depends on the assets of the Portfolios attributable to the Policy, NLIC and NLIC's affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).
Identification of Portfolios
NLIC may consider several criteria when identifying the Portfolios, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Another factor NLIC considers during the identification process is whether the Portfolio's advisor or subadvisor is one of NLIC's affiliates or whether the Portfolio, its advisor, its subadvisor(s), or an affiliate will make payments to NLIC or NLIC's affiliates.
There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees. Policy owners should consider all of the fees and charges of the Policy in relation to its features and benefits when making the decision to invest. Note that higher Policy and Portfolio fees and charges have a direct effect on investment performance.
State Variations
Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. An Owner's actual Policy and any endorsements or riders are the controlling documents. To review a copy of the Policy and its endorsements and riders, if any, the Owner should contact NLIC's Service Center.
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Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company's litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's condensed consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's condensed consolidated financial position or results of operations in a particular quarter or annual period.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with Nationwide Mutual Insurance Company (NMIC) insofar as any inquiry, examination or investigation encompasses NMIC's operations.
On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees. On November 6, 2009, the Court granted the plaintiffs' motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs' motion for class certification. The case is set for trial beginning February 9, 2015. NLIC continues to defend this lawsuit vigorously.
On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious
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Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (ASEA) Plan, excluding members of the Deferred Compensation Committee, ASEA's directors, officers and board members, and PEBCO's directors, officers and board members. On October 22, 2010, the parties to this action executed a court approved stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case. The settlement fund has been paid out. On December 6, 2011, the Court entered an Order that NRS owed indemnification to ASEA and PEBCO for only the Coker (Gwin) class action, and dismissed NLIC. The Company resolved the indemnification claims of ASEA. On February 15, 2013, the Court issued its Order determining the amount of fees due to PEBCO on its indemnification claim. On March 28, 2014, the Alabama Supreme Court reversed the trial Court decision awarding PEBCO its attorney fees and remanded the case back to the trial court to enter a judgment in favor of NRS. NRS continues to defend this case vigorously.
Lehman Brothers Holdings, Inc. (Debtors) and Giddens, James v NLIC and NMIC, et al. In 2012 the Plaintiff, Debtor in Possession Lehman Brothers Special Financing, Inc., filed a class action in the United States Bankruptcy Court for the Southern District of New York seeking the recovery of nearly $3.0 billion in assets from all the named defendants including NLIC and NMIC. This litigation arises from two collateralized debt obligation transactions, 801 Grand and Alta, which resulted in payments to NLIC and NMIC after the Plaintiff and its parent company, Lehman Brothers Holding, Inc. filed for bankruptcy in 2008. This triggered an early termination of the above transactions. The Plaintiff seeks to have sums returned to the bankruptcy estate in addition to prejudgment interest and costs. The case is currently stayed. In 2013, Plaintiff sent correspondence to all defendants inviting settlement discussions and has served NMIC and NLIC with a "SPV Derivatives ADR Notice," formally starting the Alternative Dispute Resolution process. NMIC and NLIC have responded, and are currently taking part in the ADR process. Mediation was scheduled for and proceeded on December 13, 2013, but the parties reached an impasse. The mediator is continuing to work with the parties and is expected to issue a final recommendation shortly. On January 10, 2014, Lehman filed another motion to extend the stay for a final four month period. After a hearing, the court extended the stay to the later of (a) May 20, 2014 or (b) 30 days after the court enters a scheduling order governing the Distributed Action. The parties have been negotiating the proposed scheduling order for the conduct of the Distributed Action litigation, and Lehman filed a revised proposed scheduling order on March 24, 2014. On April 14, 2014, Nationwide and 77 other defendants filed a joint response to the proposed scheduling order, and a hearing on the proposed scheduling order has been scheduled for May 14, 2014.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the Company). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide's ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.
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Definitions
Application – The application the Owner must complete to purchase a Policy plus all forms required by NLIC or applicable law.
Attained Age – The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.
Base Premium – Total scheduled premium minus the premium processing charge and any premium for supplementary benefits and extra-premium class.
Beneficiary – The person(s) or entity(ies) designated to receive all or some of the Proceeds when the Insured dies. The Beneficiary is designated in the Application or if subsequently changed, as shown in the latest change filed with NLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.
Death Benefit – The greatest of: (1) the applicable Guaranteed Minimum Death Benefit for the Policy; (2) the Face Amount plus the amount by which the Policy Account Value on the date of death exceeds the appropriate Special Premium Payment Single Premium; or (3) the Policy Account Value on the date of death times the appropriate Death Benefit Factor. This amount is adjusted to determine the Proceeds at death which is paid to the Beneficiary.
Evidence of Insurability – The medical records or other documentation that NLIC may require to satisfy the Policy's underwriting standards. NLIC may require different and/or additional evidence depending on the Insured's Premium Class; for example, NLIC generally requires more documentation for Insureds in classes with extra ratings. NLIC also may require different and/or additional evidence depending on the transaction requested; for example, NLIC may require more documentation for the issuance of a Policy than to reinstate a Policy.
Face Amount – The Face Amount is specified in the Policy. If scheduled premiums are paid when due and there are no outstanding policy loans, this will be the minimum Death Benefit. The Owner may not increase or decrease the Face Amount.
Grace Period – The 61-day period allowed for payment of a premium following the date NLIC mails notice of the amount required to keep the Policy in force.
Insured – The person whose life NLIC insures under the policy and whose death triggers the payment of the Death Benefit.
Issue Age – The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.
Investment Experience – The market performance of a portfolio/Sub-Account.Loan Value – The maximum amount that may be borrowed under the Policy.
Minimum Face Amount – The Minimum Face Amount is $50,000.
Monthly Deductions – The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the Cost of Insurance Charge, Administration Charge, Minimum Death Benefit Guarantee Charge, First Year Policy Charge, and the Supplementary Benefit Charge.
Net Amount at Risk – The amount by which the Death Benefit exceeds the Policy Account Value.
Net Cash Surrender Value – The Policy Account Value minus any applicable Surrender Charge and any outstanding policy loans and accrued interest.
Net Premiums – The remainder of a Base Premium after deduction of the 7½% charge for sales load and state premium tax or the remainder of an unscheduled premium after deduction of the Premium Expense Charge.
Owner, or the policy owner – The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.
Policy Account Value – The total amount invested under the Policy. It is the sum of the Policy Account Values in the Subaccounts. If there is an outstanding policy loan, the Policy Account Value in the General Account will be added to the Policy Account Value of the Subaccounts to determine the Policy Account Value of the Policy.
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Policy Date – The date set forth in the Policy that is used to determine Policy Anniversaries, Policy Years and Policy Processing Days. The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLIC and the proposed Insured.
Policy Issue Date – The date on which the Policy is issued. It is used to measure suicide and contestable periods.
Policy Processing Day – The day in each calendar month which is the same day of the month as the Policy Date. The 1st Policy Processing Day is the Policy Date.
Policy Year – A year that starts on the Policy Date or on a Policy Anniversary.
Premium Class – The classification of the Insured for cost of insurance purposes. The standard classes are non-smoker and smoker. There also are classes with extra ratings.
Premium Expense Charge – The amount deducted from a premium payment which consists of the Premium Processing Charge, the Sales Charge, and the state and local premium tax charge.
Proceeds – The net amount to be paid to the Beneficiary when the Insured dies or when the Policy is surrendered.
SAI – The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. To obtain a copy of the SAI, write or call the Service Center.
Special Premium Payment Single Premium – An amount used to determine whether the Owner is required to pay scheduled premiums to keep the Policy in full force.
Separate Account – The Nationwide Provident VLI Separate Account 1.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the Policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is NLIC's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is our NLIC's operations processing facility.
Subaccount – A division of the Separate Account. The assets of each Subaccount are invested exclusively in a corresponding Portfolio that is part of one of the Funds.
Surrender Charge – The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first nine Policy Years.
NLIC, Nationwide, or the company – Nationwide Life Insurance Company.
Valuation Day – Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to the Separate Account's portfolio of securities to materially affect the value of the Separate Account. As of the date of this prospectus, NLIC is open whenever the New York Stock Exchange is open, other than the Fridays following Thanksgiving and Christmas.
Valuation Period – The period beginning at the close of business on one Valuation Day (which is when the New York Stock Exchange closes, usually 4:00 pm, EST) and continuing until the close of business on the next Valuation Day. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.
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Appendix A: Calculation of Net Investment Factor and Policy Account Value of the Policy
Following is a description of how the net investment factor is calculated and how the net investment factor is used to determine the Policy Account Value of the Policy.
Net Investment Factor
Each Separate Account has its own net investment factor. The net investment factor of the Separate Account for a Valuation Period is a divided by b, minus c, where:
a.	is:
1.	the value of the assets in the Separate Account for the preceding Valuation Period; plus
2.	the investment income and capital gains, realized or unrealized, credited to those assets during the Valuation Period for which the net investment factor is being determined; minus
3.	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus
4.	any amount charged against the Separate Account for taxes, or any amount NLIC sets aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Separate Account; and
b.	is the value of the assets for the preceding Valuation Period; and
c.	is a charge no greater than 0.60% per year (.001644% for each day in the Valuation Period) for mortality and expense risks.
The charge in c. is expressed as a percentage of assets in the Subaccount at the beginning of each day during the Valuation Period.
Calculation of Policy Account Value
When the first net scheduled premium is allocated to the Separate Account, the Policy Account Value of each Subaccount on the Policy Date will equal the Net Premium allocated to that Subaccount minus the first Monthly Deduction allocated to that Subaccount. Thereafter, on each Valuation Day, the Policy Account Value of each Subaccount will equal:
1.	the Policy Account Value of the Subaccount on the previous Valuation Day times the net investment factor for the current Valuation Period; plus
2.	any Net Premiums received during the current Valuation Period which are allocated to that Separate Account; plus
3.	any Policy Account Value which, during the current Valuation Period:
a.	is transferred to the Separate Account from the General Account when any loan amount is repaid, including interest credited to loaned amounts; and/or
b.	is transferred to the Subaccount from another Subaccount when requested by the Owner; minus
4.	any Policy Account Value which, during the current Valuation Period:
a.	is transferred from the Separate Account to the General Account when the Owner borrows on the Policy or fails to pay interest when due; and/or
b.	is transferred from the Subaccount to another Subaccount when requested by the Owner; plus
5.	any dividends credited to the Separate Account during the current Valuation Period; minus
6.	the Monthly Deductions allocated to the Separate Account during the current Valuation Period; minus
7.	any partial withdrawals during the current Valuation Period which are allocated to the Separate Account.
The Policy Account Value of the Policy is equal to: (a) the sum of the Policy Account Value of each Subaccount; plus (b) the Policy Account Value in the General Account attributable to any outstanding policy loans.
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Appendix B: Portfolio Information
Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest. The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee, see Short-Term Trading Fees.
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.
Alger Portfolios - Alger Small Cap Growth Portfolio: Class I-2 Shares
Investment Advisor:	Fred Alger Management, Inc.
Investment Objective:	Long-term capital appreciation.
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Money Management, Inc., Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High total return.
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Reasonable income.
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Capital appreciation.
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class

This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital growth.
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Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class R
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Long-term capital growth.
Designation: STTF
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund's investment objective is to seek capital appreciation. MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.
Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - Invesco NVIT Comstock Value Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
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Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class IV

This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; and Waddell & Reed Investment Management Company
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	HighMark Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class Shares
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as option, futures contracts or swap agreements.
Van Eck VIP Trust - Van Eck VIP Emerging Markets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
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Van Eck VIP Trust - Van Eck VIP Unconstrained Emerging Markets Bond Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	High total return – income plus capital appreciation – by investing globally, primarily in a variety of debt securities.
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Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-800-688-5177
•	by mail to Nationwide Life Insurance Company P. O. Box 182928 Columbus, OH 43218-2928
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life Insurance Company and the policy. Information about Nationwide Life Insurance Company and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Investment Company Act of 1940 Registration File No. 811-04460
Securities Act of 1933 Registration File No. 333-164118

Options
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P. O. Box 182928
Columbus, OH 43218-2928
1-800-688-5177
TDD: 1-800-238-3035
1-888-677-7393
STATEMENT OF ADDITIONAL INFORMATION
Individual Modified Premium Variable Life Insurance Policy
This Statement of Additional Information ("SAI'') contains additional information regarding the Individual Modified Premium Variable Life Insurance Policy offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2014 and the prospectuses for the mutual funds. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus. No information is incorporated by reference in this SAI.
The date of this Statement of Additional Information is May 1, 2014.

Additional Policy Information
The Policy
The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. Nationwide assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. Nationwide relies on those statements when issuing or changing a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
Right to Contest the Policy
In issuing the Policy, Nationwide relies on all statements made by or for the Owner and/or the Insured in the Application or in a supplemental Application. Therefore, Nationwide may contest the validity of the Policy based on material misstatements made in the Application (or any supplemental Application).
However, the Policy will not be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Issue Date. Likewise, any Policy change that requires Evidence of Insurability or any reinstatement of the Policy will not be contested after such change or reinstatement has been in effect during the Insured's lifetime for two years.
Misstatement of Age or Sex
If the Insured's age or sex has been misstated in the Application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.
In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) Nationwide's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.
Assignment
The Owner may assign any and all rights under the Policy. No assignment binds Nationwide unless in writing and received by Nationwide at its Service Center. Nationwide assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan, Policy liens, garnishments, court orders, or any previous assignments. The interest of any Beneficiary or other person will be subordinate to any assignment. A Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.
Beneficiary
The Beneficiary is designated in the Application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to Nationwide. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.
Change of Owner or Beneficiary
As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to Nationwide. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by Nationwide. Nationwide will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences.
Premium Classes
NLIC currently places each Insured into one of two standard Premium Classes – nonsmoker and smoker – or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings. Nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class.
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Since the nonsmoker designation is not available for Insureds under Attained Age 22 (21 in Texas), shortly before an Insured attains age 22, NLIC will notify the Insured about possible classification as a nonsmoker and will send the Insured an Application for Change in Premium Class. If the Insured does not qualify as a nonsmoker or does not return the Application, cost of insurance rates will be based on the Premium Class shown in the Policy. However, if the Insured returns the Application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.
Effect of Policy Loans
Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The death proceeds will be reduced by the amount of any outstanding Policy loan.
Delays in Payments of Policy Benefits
Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after Nationwide receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Insurance Proceeds will be paid in a single sum unless an alternative settlement option has been selected.
If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by Nationwide or required by law is paid on the Insurance Proceeds from the date of death until payment is made.
Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of the payment request at Nationwide's Service Center in a form satisfactory to Nationwide.
Generally, the amount of a payment from the Subaccounts will be determined as of the date of receipt by Nationwide of all required documents. However, Nationwide may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of Nationwide policyholders. As to amounts allocated to the Guaranteed Account, Nationwide may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after Nationwide receives a payment request at its Service Center. Nationwide will pay interest, at a rate of 3% a year, on any payment Nationwide defers for 30 days or more as described above.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, Nationwide may be required to reject a premium payment. Nationwide also may be required to provide additional information about an Owner's account to government regulators. In addition, Nationwide also may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or Death Benefits, until instructions are received from the appropriate regulator.
The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary is changed, any prior arrangements with respect to the payment option will be canceled.
Charge Discounts for Sales to Certain Policies
The Policy is available for purchase by individuals, corporations, and other groups. Nationwide may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings with respect to sales, underwriting, administrative, or other costs. Nationwide also may reduce or waive charges on Policies sold to its officers, directors, employees, or affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.
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Generally, charges are reduced or waived based on a number of factors, including:
•	the number of Insureds;
•	the size of the group of purchasers;
•	the total Premium expected to be paid;
•	total assets under management for the Owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the Policies are being purchased;
•	the expected persistency of individual Policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.
Reductions or waivers of charges will not discriminate unfairly among Policy Owners.
Settlement Options
In lieu of a single sum payment on death, Surrender, or maturity, one of the following settlement options may be elected. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of Nationwide's general account assets, settlement option proceeds may be subject to claims of creditors. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings. Consult a tax advisor as to the tax treatment of payments under settlement options.
•	Proceeds at Interest Option. Proceeds are left on deposit to accumulate with Nationwide with interest payable at 12, 6, 3, or 1-month intervals.
•	Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1- month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.
•	Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3-month intervals. Payments may be increased by additional interest, which would increase the installments certain.
•	Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.
•	Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.
A guaranteed interest rate of 3% per year applies to the above settlement options. Nationwide may declare additional rates of interest at its sole discretion. Nationwide may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.
Policy Termination
The Policy will terminate on the earliest of:
•	the Final Policy Date;
•	the end of the Grace Period without a sufficient payment;
•	the date the Insured dies; or
•	the date the Policy is surrendered.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•	the request must be in writing and signed by the policy owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•	the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•	the surrender Proceeds must be returned in their entirety; and
•	the insured must be alive on the date the restoration request is received.
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No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•	the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•	any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•	interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•	interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•	any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Supplemental Benefits and Riders
Accelerated Death Benefit Rider
Applicants residing in states that have approved the Accelerated Death Benefit rider (the "ADBR") may generally elect to add it to their Policy at any time, subject to NLIC receiving satisfactory additional Evidence of Insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state to state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.
The ADBR permits the Owner to receive, at his or her request and upon approval by NLIC, an accelerated payment of part of the Policy's Death Benefit generally when one of the following two events occurs:
1.	Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or
2.	Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a nursing care facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.
There is no charge for adding the ADBR to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.
Tax Consequences of the Rider. The federal income tax consequences associated with adding the ADBR or receiving the accelerated death benefit are uncertain. Accordingly, Owners should consult a tax adviser before adding the ADBR to the Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ADBR provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADBR also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by NLIC and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADBR, to reflect inflation. The term eligible Death Benefit under the ADBR means:
The Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by NLIC, minus:
1.	any dividend accumulations;
2.	any dividends due and not paid;
3.	any dividend payable at death if the Insured died at such time;
4.	any premium refund payable at death if the Insured died at such time; and
5.	any insurance payable under the terms of any other rider attached to a Policy.
An Owner must submit written notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay premiums and policy loan interest. There are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the
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accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Proceeds under the Policy will be paid to the Beneficiary in a lump sum.
Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit due proof of eligibility and a completed claim form to NLIC at its Service Center. Due proof of eligibility means a written certification (described more fully in the ADBR), in a form acceptable to NLIC, from a treating physician stating that the Insured has a terminal illness or is expected to be permanently confined in a nursing care facility. NLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment the accelerated death benefit. NLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the terminal illness or permanent confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.
Operation of the Rider. The accelerated death benefit is made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved, resulting in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy. To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "Death Benefit lien") in the amount of this advance. Interest will accrue daily, at a rate determined as described in the ADBR, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon is subtracted from the amount of Proceeds at death.
Effect on Existing Policy. The Proceeds at death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any Death Benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a surrender, a policy loan, or a withdrawal of excess Policy Account Value, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding Death Benefit lien plus accrued interest. Therefore, depending upon the size of the Death Benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero. Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned premiums and policy loan interest may be paid automatically through additional accelerated death benefits. In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the Death Benefit lien exceeds the Proceeds.
Other Riders
In addition to the ADBR, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deductions.
•	Disability Waiver of Premium. Providing that in the event of the Insured's total disability before the Policy Anniversary nearest the Insured's 60th birthday and continuing for at least 90 days (where permitted), NLIC will waive all scheduled premiums after the commencement and during the continuance of such disability. NLIC may offer a 180 day extended waiting period for certain Insureds who do not qualify for the normal 90 day period.
•	Accidental Death Benefit. Providing for an additional fixed amount of Death Benefit in the event the Insured dies from accidental bodily injury before the Policy Anniversary nearest the Insured's 70th birthday.
•	Guaranteed Purchase Option. Providing that the Owner may purchase additional insurance on the Insured's life at specified times without Evidence of Insurability and under certain other circumstances.
Illustrations
Before you purchase the Policy and after the first Policy Anniversary, upon your request, you may ask for an illustration of future benefits under the Policy based upon the proposed Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested. Illustrations are provided free of charge.
6

Performance Data
Rating Agencies
Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate Nationwide. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the Investment Experience or financial strength of the Variable Account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Money Market Yields
Nationwide may advertise the "yield" and "effective yield" for the money market Sub-Account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.
Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund's units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.
Historical Performance of the Sub-Accounts
Nationwide will advertise historical performance of the Sub-Accounts in accordance with SEC prescribed calculations. Performance information is annualized. However, if a Sub-Account has been available in the Variable Account for less than one year, the performance information for that Sub-Account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.
Standard & Poor's
"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Nationwide and the Nationwide Variable Insurance Trust. Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Nationwide and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to Nationwide, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund. S&P has no obligation to take the needs of Nationwide, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Nationwide, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
7

Additional Information
Potential Conflicts of Interest
Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with Nationwide or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interest of Owners whose Policy Account Values are allocated to the Subaccounts and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.
Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Nationwide will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.
Policies Issued in Conjunction with Employee Benefit Plans
Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables, which distinguish between men and women, and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.
Safekeeping of Account Assets
Nationwide holds the Separate Account's assets physically segregated and apart from the general account. Nationwide maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).
Reports to Owners
At least once each year, Nationwide will send an Owner a report showing the following information as of the end of the report period:
•	the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;
•	the current Net Cash Surrender Value;
•	the current death benefit;
•	the current amount of any Indebtedness;
8

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and
•	any other information required by law.
Nationwide currently sends these reports quarterly. In addition, Nationwide will send a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
Similar reports can be prepared at other times for a reasonable fee. Nationwide reserves the right to limit the scope and frequency of these requested reports.
Nationwide will send a semi-annual report containing the financial statements of each Portfolio in which an Owner is invested.
Records
Nationwide will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.
Independent Registered Public Accounting Firm
The financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.
Additional Information about the Company
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under Ohio law in March 1929, with its Main Administrative Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company ("NMIC") and all of its subsidiaries and affiliates. Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide is an indirect wholly owned subsidiary, and NFS a direct wholly owned subsidiary, of NMIC.
On January 1, 2009, NFS became a private wholly owned subsidiary of NMIC. NFS is the holding company of Nationwide and other companies that comprise the retirement savings operations of the Nationwide group of companies. The Nationwide group of companies is one of America's largest insurance and financial services family of companies, with combined assets of over $183.1 billion as of December 31, 2013.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of NFS. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to Nationwide Life Insurance Company of America, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Effective following the close of business on December 31, 2009, NLICA merged with and into Nationwide, and Nationwide was the surviving company.
Nationwide submits annual statements on our operations and finances to insurance officials in all states and jurisdictions in which it does business. Nationwide has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.
Nationwide intends to reinsure a portion of the risks assumed under the Policies.
Underwriters
The current distributor of the Policies is Nationwide Investment Services Corporation ("NISC") located at One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of Nationwide. Until May 1, 2009, the Policies were distributed by Nationwide Securities, LLC ("NSLLC") (formerly, 1717 Capital Management Company), located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide.
9

The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new policies will be sold, but agents may continue to accept additional premium on existing Policies. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
Gross first year commissions paid by Nationwide on the sale of these Policies provided by NISC are approximately 91% of the target premium plus 2% of any excess premium payments. Nationwide pays gross renewal commissions in years two through 10 on the sale of the Policies provided by NISC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.
NISC received no compensation as principal underwriter of variable life insurance policies and variable annuity contracts offered by insurance company subsidiaries of Nationwide Financial Services, Inc. for each of this Variable Account's last three fiscal years.
Additional Information about the Separate Account
On October 1, 2002, in connection with the sponsored demutualization (whereby NLICA converted from a mutual insurance company to a stock life insurance company, became a wholly-owned subsidiary of NFS, and changed its name from Provident Mutual Life Insurance Company to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.
Financial Statements
All financial statements included in the SAI should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
10

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and Contract Owners of Nationwide Provident VLI Separate Account 1:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Provident VLI Separate Account 1 (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2013, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2013, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 13, 2014

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2013

Assets:
Investments at fair value:

Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
	827,865 shares (cost $20,913,562)	$27,021,517
Global Allocation V.I. Fund - Class II (MLVGA2)
	78,752 shares (cost $1,272,027)	1,382,882
Stock Index Fund, Inc. - Initial Shares (DSIF)
	231,406 shares (cost $6,402,484)	9,450,619
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
	319,372 shares (cost $1,301,710)	1,708,643
Janus Aspen Series - Balanced Portfolio - Service Shares (JABS)
	83,630 shares (cost $2,415,895)	2,652,757
Janus Aspen Series - Forty Portfolio - Service Shares (JACAS)
	89,318 shares (cost $2,826,263)	4,680,263
Janus Aspen Series - Global Technology Portfolio - Service Shares (JAGTS)
	144,837 shares (cost $918,215)	1,207,941
Janus Aspen Series - Overseas Portfolio - Service Shares (JAIGS)
	131,654 shares (cost $5,198,058)	5,387,286
Investors Growth Stock Series - Initial Class (MIGIC)
	66,014 shares (cost $761,972)	1,011,338
Value Series - Initial Class (MVFIC)
	183,016 shares (cost $2,291,821)	3,528,543
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
	55,980 shares (cost $1,061,247)	1,208,044
Core Plus Fixed Income Portfolio - Class I (MSVFI)
	62,180 shares (cost $631,366)	634,860
Emerging Markets Debt Portfolio - Class I (MSEM)
	42,141 shares (cost $381,481)	346,401
U.S. Real Estate Portfolio - Class I (MSVRE)
	36,680 shares (cost $566,474)	577,350
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
	374,573 shares (cost $5,393,447)	7,262,965
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
	18,885 shares (cost $358,426)	452,871
American Funds NVIT Bond Fund - Class II (GVABD2)
	27,804 shares (cost $311,723)	311,965
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
	48,865 shares (cost $999,309)	1,487,448
American Funds NVIT Growth Fund - Class II (GVAGR2)
	15,813 shares (cost $772,773)	1,235,277
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
	7,401 shares (cost $275,357)	403,111
Federated NVIT High Income Bond Fund - Class I (HIBF)
	50,421 shares (cost $351,657)	348,411
Federated NVIT High Income Bond Fund - Class III (HIBF3)
	222,923 shares (cost $1,552,882)	1,538,168
NVIT Emerging Markets Fund - Class I (GEM)
	86,186 shares (cost $1,042,715)	1,016,992
NVIT Emerging Markets Fund - Class III (GEM3)
	263,083 shares (cost $2,714,344)	3,099,118
NVIT International Equity Fund - Class III (GIG3)
	10,132 shares (cost $89,348)	109,022
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
	33,734 shares (cost $278,100)	360,616

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2013

Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
1,356,185 shares (cost $11,009,440)	$15,460,509
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
13,634 shares (cost $150,751)	205,464
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
24,970 shares (cost $225,561)	279,165
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
2,703 shares (cost $29,324)	32,244
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
3,019 shares (cost $31,924)	36,926
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
848 shares (cost $9,216)	9,205
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
58,262 shares (cost $575,822)	703,228
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
43,554 shares (cost $450,004)	517,420
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
470 shares (cost $5,290)	5,440
NVIT Core Bond Fund - Class I (NVCBD1)
29,256 shares (cost $323,421)	312,749
NVIT Core Plus Bond Fund - Class I (NVLCP1)
1,498 shares (cost $17,149)	16,707
NVIT Nationwide Fund - Class IV (TRF4)
8,051,962 shares (cost $81,577,137)	106,124,862
NVIT Government Bond Fund - Class I (GBF)
45,958 shares (cost $519,715)	496,345
NVIT Government Bond Fund - Class IV (GBF4)
1,444,888 shares (cost $16,970,196)	15,590,345
American Century NVIT Growth Fund - Class IV (CAF4)
1,043,575 shares (cost $12,208,497)	20,986,298
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
388,489 shares (cost $3,290,864)	4,863,886
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
1,160 shares (cost $15,659)	17,511
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
453 shares (cost $6,774)	7,912
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
184,334 shares (cost $1,910,774)	1,944,721
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
3,411,325 shares (cost $31,499,344)	44,074,319
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
2,047,557 shares (cost $20,776,661)	27,519,161
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
247,420 shares (cost $2,554,966)	2,917,080
NVIT Mid Cap Index Fund - Class I (MCIF)
190,274 shares (cost $3,233,446)	4,646,480
NVIT Multi-Manager International Growth Fund - Class III (NVMIG3)
138,608 shares (cost $1,218,546)	1,671,607
NVIT Multi-Manager International Value Fund - Class III (GVDIV3)
1,454,266 shares (cost $14,967,147)	16,825,858
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
1,030,847 shares (cost $13,238,079)	11,968,129
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
350,992 shares (cost $3,442,290)	4,612,040
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
279,923 shares (cost $2,621,865)	3,336,681

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2013

NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
4,020,391 shares (cost $32,860,783)	$55,320,583
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
462,783 shares (cost $4,275,661)	6,127,252
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
91,261 shares (cost $1,308,315)	2,173,848
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
1,368,574 shares (cost $14,506,081)	22,499,350
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
701,018 shares (cost $11,712,896)	19,299,039
NVIT Multi-Sector Bond Fund - Class I (MSBF)
192,379 shares (cost $1,710,500)	1,742,950
NVIT S&P 500 Index Fund - Class IV (GVEX4)
10,757,249 shares (cost $90,958,766)	138,445,797
NVIT Short Term Bond Fund - Class II (NVSTB2)
127,110 shares (cost $1,326,585)	1,324,488
NVIT Large Cap Growth Fund - Class I (NVOLG1)
4,529,885 shares (cost $69,517,408)	106,407,010
Templeton NVIT International Value Fund - Class III (NVTIV3)
13,888 shares (cost $170,300)	198,184
Invesco NVIT Comstock Value Fund - Class IV (EIF4)
1,112,302 shares (cost $11,942,412)	17,229,564
NVIT Real Estate Fund - Class I (NVRE1)
403,890 shares (cost $3,393,036)	3,598,662
NVIT Money Market Fund - Class IV (SAM4)
33,493,017 shares (cost $33,493,017)	33,493,017
VPS Growth and Income Portfolio - Class A (ALVGIA)
105,030 shares (cost $1,923,380)	2,919,834
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
142,936 shares (cost $2,463,112)	3,271,796
VP Income & Growth Fund - Class I (ACVIG)
187,478 shares (cost $1,116,155)	1,719,175
American Century VP Inflation Protection Fund - Class II (ACVIP2)
200,216 shares (cost $2,268,783)	2,092,256
VP International Fund - Class I (ACVI)
34,105 shares (cost $274,694)	366,286
VP Mid Cap Value Fund - Class I (ACVMV1)
63,826 shares (cost $972,548)	1,178,859
VP Ultra(R) Fund - Class I (ACVU1)
1,978 shares (cost $18,348)	29,122
VP Vista(SM) Fund - Class I (ACVVS1)
6 shares (cost $85)	146
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
535,541 shares (cost $5,716,270)	9,961,053
Appreciation Portfolio - Initial Shares (DCAP)
64,143 shares (cost $2,210,522)	3,075,640
Opportunistic Small Cap Portfolio: Initial Shares (DSC)
17,822 shares (cost $765,110)	838,179
Managed Tail Risk Fund II: Primary Shares (FVCA2P)
15,885 shares (cost $97,467)	112,148
Quality Bond Fund II - Primary Shares (FQB)
229,042 shares (cost $2,610,297)	2,617,949
Equity-Income Portfolio - Initial Class (FEIP)
4,051,714 shares (cost $86,854,535)	94,364,424
High Income Portfolio - Initial Class (FHIP)
1,338,898 shares (cost $6,860,589)	7,765,606

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2013

VIP Asset Manager Portfolio - Initial Class (FAMP)
1,800,971 shares (cost $25,661,829)	$31,048,733
VIP Energy Portfolio - Service Class 2 (FNRS2)
76,644 shares (cost $1,514,046)	1,826,415
VIP Equity-Income Portfolio - Service Class (FEIS)
234,360 shares (cost $4,327,240)	5,437,149
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
23,440 shares (cost $254,760)	288,084
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
143,044 shares (cost $1,485,043)	1,800,928
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
148,064 shares (cost $1,454,701)	1,898,183
VIP Growth Portfolio - Initial Class (FGP)
2,239,476 shares (cost $72,343,781)	127,963,675
VIP Growth Portfolio - Service Class (FGS)
56,048 shares (cost $1,899,426)	3,194,735
VIP High Income Portfolio - Initial Class R (FHIPR)
905,139 shares (cost $5,197,003)	5,231,706
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
2,297,061 shares (cost $28,939,900)	28,391,674
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
120,637 shares (cost $1,512,072)	1,476,597
VIP Mid Cap Portfolio - Service Class (FMCS)
350,412 shares (cost $9,957,945)	12,670,914
VIP Overseas Portfolio - Initial Class (FOP)
678,750 shares (cost $12,763,297)	14,009,403
VIP Overseas Portfolio - Initial Class R (FOPR)
1,148,626 shares (cost $18,790,099)	23,650,207
VIP Overseas Portfolio - Service Class (FOS)
2,843 shares (cost $53,097)	58,446
VIP Overseas Portfolio - Service Class R (FOSR)
156,792 shares (cost $2,384,855)	3,217,376
VIP Value Strategies Portfolio - Service Class (FVSS)
165,202 shares (cost $1,529,117)	2,368,990
Franklin Rising Dividends Securities Fund - Class 1 (FTVRDI)
259,568 shares (cost $5,197,164)	7,304,237
Franklin Small Cap Value Securities Fund - Class 1 (FTVSVI)
259,722 shares (cost $3,596,661)	6,373,589
Templeton Developing Markets Securities Fund - Class 3 (FTVDM3)
185,404 shares (cost $1,834,716)	1,876,286
Templeton Foreign Securities Fund - Class 1 (TIF)
90,955 shares (cost $1,211,837)	1,597,171
Templeton Global Bond Securities Fund - Class 3 (FTVGI3)
143,689 shares (cost $2,654,317)	2,675,481
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
8,785 shares (cost $61,299)	65,188
Short Duration Bond Portfolio - I Class Shares (AMTB)
822,436 shares (cost $9,190,003)	8,865,857
International Portfolio - S Class Shares (AMINS)
230 shares (cost $2,193)	2,658
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
7,364 shares (cost $189,483)	302,444
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
223,411 shares (cost $1,970,420)	3,360,105
Small-Cap Growth Portfolio - S Class Shares (AMFAS)
28,690 shares (cost $378,711)	552,275

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2013

Socially Responsive Portfolio - I Class Shares (AMSRS)
36,014 shares (cost $461,173)	$782,216
Global Securities Fund/VA - Class 3 (OVGS3)
251,239 shares (cost $7,209,820)	10,338,485
Global Securities Fund/VA - Non-Service Shares (OVGS)
27,939 shares (cost $701,537)	1,141,589
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
79,620 shares (cost $1,570,038)	2,487,327
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
50,056 shares (cost $828,764)	1,391,554
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
103,073 shares (cost $571,499)	554,534
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
19,572 shares (cost $230,220)	210,202
Low Duration Portfolio - Administrative Class (PMVLDA)
47,426 shares (cost $499,599)	503,185
Total Return Portfolio - Administrative Class (PMVTRA)
94,690 shares (cost $1,075,979)	1,039,693
Putnam VT Growth and Income Fund - Class IB (PVGIB)
11,574 shares (cost $189,984)	276,729
Putnam VT International Equity Fund - Class IB (PVTIGB)
6,032 shares (cost $69,647)	86,201
Putnam VT Voyager Fund - Class IB (PVTVB)
18,164 shares (cost $746,503)	936,338
VI American Franchise Fund - Series I Shares (ACEG)
5,004 shares (cost $187,473)	253,357
VI Value Opportunities Fund - Series I Shares (AVBVI)
17,403 shares (cost $103,327)	162,891
Health Sciences Portfolio - II (TRHS2)
35,367 shares (cost $819,895)	1,053,941
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)
544,737 shares (cost $6,245,557)	5,774,215
VIP Trust Emerging Markets Fund - Initial Class (VWEM)
1,667,394 shares (cost $19,543,148)	24,844,166
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
427,843 shares (cost $12,837,467)	13,429,977
Variable Insurance Fund - Equity Income Portfolio (VVEI)
121,849 shares (cost $1,761,014)	2,724,537
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
182,019 shares (cost $1,366,620)	1,499,835
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
237,692 shares (cost $3,112,028)	4,936,855
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
112,761 shares (cost $1,329,951)	1,322,684
Variable Insurance Portfolios - Asset Strategy (WRASP)
28,461 shares (cost $293,329)	377,062
Advantage VT Discovery Fund (SVDF)
43,067 shares (cost $1,155,188)	1,515,960
Advantage VT Opportunity Fund - Class 2 (SVOF)
17,717 shares (cost $304,145)	463,300
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
16,183 shares (cost $135,919)	181,577

Total Investments	$1,277,575,833

Other Accounts Receivable	55,272
Accounts Receivable-Janus Aspen Series - Forty Portfolio - Service Shares (JACAS)	1,321
Accounts Receivable-Janus Aspen Series - Global Technology Portfolio - Service Shares (JAGTS)	791
Accounts Receivable-Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	417

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2013

Accounts Receivable-NVIT Emerging Markets Fund - Class I (GEM)	$1,032
Accounts Receivable-NVIT International Equity Fund - Class III (GIG3)	46
Accounts Receivable-NVIT Cardinal Conservative Fund - Class I (NVCCN1)	35
Accounts Receivable-NVIT Core Plus Bond Fund - Class I (NVLCP1)	54
Accounts Receivable-NVIT Nationwide Fund - Class IV (TRF4)	394,199
Accounts Receivable-NVIT Government Bond Fund - Class IV (GBF4)	42,124
Accounts Receivable-NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	813
Accounts Receivable-NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)	14,638
Accounts Receivable-Templeton NVIT International Value Fund - Class III (NVTIV3)	612
Accounts Receivable-NVIT Money Market Fund - Class IV (SAM4)	8,749
Accounts Receivable-VP International Fund - Class I (ACVI)	677
Accounts Receivable-VP Ultra(R) Fund - Class I (ACVU1)	807
Accounts Receivable-VP Vista(SM) Fund - Class I (ACVVS1)	31
Accounts Receivable-Appreciation Portfolio - Initial Shares (DCAP)	1,007
Accounts Receivable-Opportunistic Small Cap Portfolio: Initial Shares (DSC)	249
Accounts Receivable-Managed Tail Risk Fund II: Primary Shares (FVCA2P)	236
Accounts Receivable-Quality Bond Fund II - Primary Shares (FQB)	666
Accounts Receivable-Equity-Income Portfolio - Initial Class (FEIP)	33,396
Accounts Receivable-VIP Overseas Portfolio - Service Class (FOS)	46
Accounts Receivable-International Portfolio - S Class Shares (AMINS)	59
Accounts Receivable-Mid-Cap Growth Portfolio - I Class Shares (AMCG)	1,190
Accounts Receivable-Main Street Fund(R)/VA - Non-Service Shares (OVGI)	796
Accounts Receivable-Global Strategic Income Fund/VA: Non-service Shares (OVSB)	375
Accounts Receivable-VI Value Opportunities Fund - Series I Shares (AVBVI)	265
Accounts Receivable-Advantage VT Opportunity Fund - Class 2 (SVOF)	1,062
Accounts Receivable-Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)	64

Accounts Payable-Investors Growth Stock Series - Initial Class (MIGIC)	(709)
Accounts Payable-Emerging Markets Debt Portfolio - Class I (MSEM)	(421)
Accounts Payable-U.S. Real Estate Portfolio - Class I (MSVRE)	(690)
Accounts Payable-Federated NVIT High Income Bond Fund - Class I (HIBF)	(1,006)
Accounts Payable-NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	(55)
Accounts Payable-NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	(13)
Accounts Payable-NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	(53)
Accounts Payable-NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	(18)
Accounts Payable-NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	(676)
Accounts Payable-NVIT Multi-Sector Bond Fund - Class I (MSBF)	(477)
Accounts Payable-VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)	(1,521)
Accounts Payable-VP Income & Growth Fund - Class I (ACVIG)	(623)
Accounts Payable-Templeton Foreign Securities Fund - Class 1 (TIF)	(715)
Accounts Payable-VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	(39)
Accounts Payable-Small-Cap Growth Portfolio - S Class Shares (AMFAS)	(481)
Accounts Payable-Socially Responsive Portfolio - I Class Shares (AMSRS)	(201)
Accounts Payable-Global Securities Fund/VA - Non-Service Shares (OVGS)	(496)
Accounts Payable-Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	(739)
Accounts Payable-Putnam VT Growth and Income Fund - Class IB (PVGIB)	(526)
Accounts Payable-Putnam VT International Equity Fund - Class IB (PVTIGB)	(616)
Accounts Payable-Putnam VT Voyager Fund - Class IB (PVTVB)	(707)
Accounts Payable-VI American Franchise Fund - Series I Shares (ACEG)	(486)
Accounts Payable-Advantage VT Discovery Fund (SVDF)	(666)

$1,278,124,928

Contract Owners’ Equity:
Accumulation units	1,278,124,928

Total Contract Owners’ Equity (note 7)	$1,278,124,928

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Activity:	Total	AASCO	MLVGA2	DSIF	IVKMG1	JABS	JACAS	JAGTS
Reinvested dividends	$15,705,852	-	14,067	156,393	6,608	50,571	25,040	-
Mortality and expense risk charges (note 5b)	(8,023,818)	(168,808)	(9,516)	(62,087)	(11,159)	(16,286)	(31,053)	(7,039)

Net investment income (loss)	7,682,034	(168,808)	4,551	94,306	(4,551)	34,285	(6,013)	(7,039)

Realized gain (loss) on investments	29,932,773	2,002,867	19,753	(28,035)	36,267	44,167	218,993	32,400
Change in unrealized gain (loss) on investments	214,472,841	2,130,690	89,501	2,125,021	428,445	241,655	914,988	276,624

Net gain (loss) on investments	244,405,614	4,133,557	109,254	2,096,986	464,712	285,822	1,133,981	309,024

Reinvested capital gains	18,930,108	3,293,804	49,210	92,482	-	116,100	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$271,017,756	7,258,553	163,015	2,283,774	460,161	436,207	1,127,968	301,985

Investment Activity:	JAIGS	MIGIC	MVFIC	MVIVSC	MSVFI	MSEM	MSVRE	NVAMV1
Reinvested dividends	$168,098	5,356	37,293	12,131	23,049	21,085	8,326	124,974
Mortality and expense risk charges (note 5b)	(38,189)	(5,975)	(22,686)	(5,874)	(4,584)	(3,167)	(4,400)	(48,059)

Net investment income (loss)	129,909	(619)	14,607	6,257	18,465	17,918	3,926	76,915

Realized gain (loss) on investments	(139,896)	51,297	255,557	105,670	14,608	12,727	57,833	189,767
Change in unrealized gain (loss) on investments	709,163	146,235	684,829	95,833	(39,328)	(89,553)	(50,443)	1,405,221

Net gain (loss) on investments	569,267	197,532	940,386	201,503	(24,720)	(76,826)	7,390	1,594,988

Reinvested capital gains	-	26,790	9,647	-	-	6,463	-	129,313

Net increase (decrease) in contract owners’ equity resulting from operations	$699,176	223,703	964,640	207,760	(6,255)	(52,445)	11,316	1,801,216

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Activity:	GVAAA2	GVABD2	GVAGG2	GVAGR2	GVAGI2	HIBF	HIBF3	GEM
Reinvested dividends	$5,616	5,645	5,156	3,587	3,550	23,082	99,851	12,366
Mortality and expense risk charges (note 5b)	(3,221)	(2,398)	(10,397)	(9,052)	(2,549)	(2,524)	(12,058)	(7,124)

Net investment income (loss)	2,395	3,247	(5,241)	(5,465)	1,001	20,558	87,793	5,242

Realized gain (loss) on investments	23,723	4,391	140,802	130,841	7,119	4,258	43,365	35,857
Change in unrealized gain (loss) on investments	58,462	(18,589)	203,759	177,802	85,729	(417)	(29,978)	(55,857)

Net gain (loss) on investments	82,185	(14,198)	344,561	308,643	92,848	3,841	13,387	(20,000)

Reinvested capital gains	104	94	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$84,684	(10,857)	339,320	303,178	93,849	24,399	101,180	(14,758)

Investment Activity:	GEM3	GIG3	NVIE6	NVNMO1	NVNSR2	NVCRA1	NVCRB1	NVCCA1
Reinvested dividends	$35,982	612	1,871	142,130	1,349	3,175	525	570
Mortality and expense risk charges (note 5b)	(22,383)	(845)	(2,406)	(91,151)	(1,353)	(1,832)	(302)	(268)

Net investment income (loss)	13,599	(233)	(535)	50,979	(4)	1,343	223	302

Realized gain (loss) on investments	20,588	7,505	11,593	553,052	12,780	7,114	1,968	1,260
Change in unrealized gain (loss) on investments	(37,146)	10,081	43,512	3,712,202	48,265	47,223	2,131	4,668

Net gain (loss) on investments	(16,558)	17,586	55,105	4,265,254	61,045	54,337	4,099	5,928

Reinvested capital gains	-	-	-	575,366	-	5,716	660	968

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,959)	17,353	54,570	4,891,599	61,041	61,396	4,982	7,198

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Activity:	NVCCN1	NVCMD1	NVCMA1	NVCMC1	NVCBD1	NVLCP1	TRF4	GBF
Reinvested dividends	$145	11,206	7,352	222	8,168	318	1,299,930	10,023
Mortality and expense risk charges (note 5b)	(37)	(5,078)	(2,970)	(232)	(2,167)	(148)	(574,520)	(4,052)

Net investment income (loss)	108	6,128	4,382	(10)	6,001	170	725,410	5,971

Realized gain (loss) on investments	57	18,963	3,449	3,518	1,882	556	(910,875)	(29,497)
Change in unrealized gain (loss) on investments	(29)	64,356	56,770	(1,477)	(19,570)	(1,495)	25,952,478	(7,695)

Net gain (loss) on investments	28	83,319	60,219	2,041	(17,688)	(939)	25,041,603	(37,192)

Reinvested capital gains	41	16,586	18,737	823	3,264	346	-	6,494

Net increase (decrease) in contract owners’ equity resulting from operations	$177	106,033	83,338	2,854	(8,423)	(423)	25,767,013	(24,727)

Investment Activity:	GBF4	CAF4	GVIDA	NVDBL2	NVDCA2	GVIDC	GVIDM	GVDMA
Reinvested dividends	$315,318	129,391	72,798	282	128	34,030	709,320	432,889
Mortality and expense risk charges (note 5b)	(103,483)	(129,458)	(33,480)	(135)	(53)	(16,490)	(276,528)	(180,990)

Net investment income (loss)	211,835	(67)	39,318	147	75	17,540	432,792	251,899

Realized gain (loss) on investments	(91,299)	1,015,177	123,588	468	37	34,210	1,798,257	(222,353)
Change in unrealized gain (loss) on investments	(1,097,659)	3,889,023	893,089	1,351	999	6,755	4,074,331	4,813,899

Net gain (loss) on investments	(1,188,958)	4,904,200	1,016,677	1,819	1,036	40,965	5,872,588	4,591,546

Reinvested capital gains	184,694	-	-	158	107	33,104	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(792,429)	4,904,133	1,055,995	2,124	1,218	91,609	6,305,380	4,843,445

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Activity:	GVDMC	MCIF	NVMIG3	GVDIV3	GVDIV4	NVMLG1	NVMLV1	NVMMG1
Reinvested dividends	$49,278	47,698	19,214	352,777	253,960	31,113	42,427	-
Mortality and expense risk charges (note 5b)	(21,103)	(30,407)	(11,105)	(103,841)	(72,309)	(29,315)	(22,172)	(332,900)

Net investment income (loss)	28,175	17,291	8,109	248,936	181,651	1,798	20,255	(332,900)

Realized gain (loss) on investments	19,622	202,788	90,458	(1,209,718)	(875,531)	178,237	138,417	3,046,885
Change in unrealized gain (loss) on investments	191,963	850,490	195,240	3,890,224	2,851,361	738,848	607,089	9,682,651

Net gain (loss) on investments	211,585	1,053,278	285,698	2,680,506	1,975,830	917,085	745,506	12,729,536

Reinvested capital gains	35,341	106,801	-	-	-	275,493	157,021	3,647,190

Net increase (decrease) in contract owners’ equity resulting from operations	$275,101	1,177,370	293,807	2,929,442	2,157,481	1,194,376	922,782	16,043,826

Investment Activity:	NVMMV2	SCGF	SCVF4	SCF4	MSBF	GVEX4	NVSTB2	NVOLG1
Reinvested dividends	$66,963	-	167,522	26,420	61,192	2,366,089	13,778	745,123
Mortality and expense risk charges (note 5b)	(40,947)	(13,472)	(139,536)	(120,081)	(12,424)	(859,865)	(9,476)	(646,086)

Net investment income (loss)	26,016	(13,472)	27,986	(93,661)	48,768	1,506,224	4,302	99,037

Realized gain (loss) on investments	249,908	141,484	406,540	(38,470)	68,578	7,750,894	5,360	3,276,706
Change in unrealized gain (loss) on investments	1,119,475	451,800	6,196,578	5,986,102	(150,282)	25,375,858	(18,989)	26,086,136

Net gain (loss) on investments	1,369,383	593,284	6,603,118	5,947,632	(81,704)	33,126,752	(13,629)	29,362,842

Reinvested capital gains	257,930	104,511	-	-	-	-	1,033	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,653,329	684,323	6,631,104	5,853,971	(32,936)	34,632,976	(8,294)	29,461,879

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Activity:	NVTIV3	EIF4	NVRE1	SAM4	ALVGIA	ALVSVA	ACVIG	ACVIP2
Reinvested dividends	$3,327	-	54,065	-	34,460	18,965	36,673	40,336
Mortality and expense risk charges (note 5b)	(1,254)	(112,118)	(26,880)	(243,710)	(17,239)	(20,132)	(11,850)	(17,196)

Net investment income (loss)	2,073	(112,118)	27,185	(243,710)	17,221	(1,167)	24,823	23,140

Realized gain (loss) on investments	(2,798)	441,379	254,204	-	47,570	245,487	73,229	57,723
Change in unrealized gain (loss) on investments	30,439	4,490,001	(431,277)	-	636,107	459,727	381,638	(413,593)

Net gain (loss) on investments	27,641	4,931,380	(177,073)	-	683,677	705,214	454,867	(355,870)

Reinvested capital gains	1,712	-	255,379	-	-	176,045	-	95,424

Net increase (decrease) in contract owners’ equity resulting from operations	$31,426	4,819,262	105,491	(243,710)	700,898	880,092	479,690	(237,306)

Investment Activity:	ACVI	ACVMV1	ACVU1	ACVVS1	DVSCS	DCAP	DSC	FVCA2P
Reinvested dividends	$5,381	13,468	195	-	91,738	58,166	-	1,099
Mortality and expense risk charges (note 5b)	(2,034)	(7,730)	(198)	-	(63,340)	(21,418)	(3,803)	(765)

Net investment income (loss)	3,347	5,738	(3)	-	28,398	36,748	(3,803)	334

Realized gain (loss) on investments	8,797	130,198	5,976	18	485,038	110,413	155,485	2,627
Change in unrealized gain (loss) on investments	52,780	122,500	4,328	23	2,255,317	391,056	43,804	9,937

Net gain (loss) on investments	61,577	252,698	10,304	41	2,740,355	501,469	199,289	12,564

Reinvested capital gains	-	15,035	-	-	112,810	6,924	-	2,248

Net increase (decrease) in contract owners’ equity resulting from operations	$64,924	273,471	10,301	41	2,881,563	545,141	195,486	15,146

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Activity:	FQB	FEIP	FHIP	FAMP	FNRS2	FEIS	FF10S	FF20S
Reinvested dividends	$113,183	2,212,645	449,614	466,962	12,222	122,021	4,436	29,417
Mortality and expense risk charges (note 5b)	(18,772)	(592,653)	(52,759)	(195,691)	(12,754)	(36,763)	(2,756)	(12,253)

Net investment income (loss)	94,411	1,619,992	396,855	271,271	(532)	85,258	1,680	17,164

Realized gain (loss) on investments	20,321	(736,948)	38,786	463,562	155,657	(57,667)	56,775	109,073
Change in unrealized gain (loss) on investments	(110,421)	14,645,621	(13,198)	3,376,642	211,543	786,330	(14,510)	97,319

Net gain (loss) on investments	(90,100)	13,908,673	25,588	3,840,204	367,200	728,663	42,265	206,392

Reinvested capital gains	-	5,865,044	-	72,434	10,784	336,730	6,986	22,863

Net increase (decrease) in contract owners’ equity resulting from operations	$4,311	21,393,709	422,443	4,183,909	377,452	1,150,651	50,931	246,419

Investment Activity:	FF30S	FGP	FGS	FHIPR	FIGBP	FIGBS	FMCS	FOP
Reinvested dividends	$28,961	330,167	5,484	296,213	670,041	33,327	47,115	174,146
Mortality and expense risk charges (note 5b)	(12,378)	(760,482)	(21,332)	(35,319)	(208,519)	(10,954)	(80,271)	(82,464)

Net investment income (loss)	16,583	(430,315)	(15,848)	260,894	461,522	22,373	(33,156)	91,682

Realized gain (loss) on investments	1,767	7,342,924	58,660	76,162	213,924	576	53,058	8,688
Change in unrealized gain (loss) on investments	272,855	27,976,399	812,044	(89,698)	(1,811,982)	(80,362)	1,965,175	3,229,651

Net gain (loss) on investments	274,622	35,319,323	870,704	(13,536)	(1,598,058)	(79,786)	2,018,233	3,238,339

Reinvested capital gains	23,611	78,611	1,979	-	343,666	17,782	1,484,407	47,739

Net increase (decrease) in contract owners’ equity resulting from operations	$314,816	34,967,619	856,835	247,358	(792,870)	(39,631)	3,469,484	3,377,760

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Activity:	FOPR	FOS	FOSR	FVSS	FTVRDI	FTVSVI	FTVDM3	TIF
Reinvested dividends	$296,271	672	37,336	18,117	119,030	86,175	36,020	32,680
Mortality and expense risk charges (note 5b)	(147,237)	(401)	(21,285)	(15,546)	(47,620)	(40,744)	(14,189)	(8,285)

Net investment income (loss)	149,034	271	16,051	2,571	71,410	45,431	21,831	24,395

Realized gain (loss) on investments	(1,078,256)	(1,540)	(64,654)	194,019	781,726	301,624	63,460	25,360
Change in unrealized gain (loss) on investments	6,481,264	14,995	775,578	371,798	897,820	1,333,101	(106,136)	215,523

Net gain (loss) on investments	5,403,008	13,455	710,924	565,817	1,679,546	1,634,725	(42,676)	240,883

Reinvested capital gains	81,217	200	10,999	—	—	95,428	—	—

Net increase (decrease) in contract owners’ equity resulting from operations	$5,633,259	13,926	737,974	568,388	1,750,956	1,775,584	(20,845)	265,278

Investment Activity:	FTVGI3	FTVFA2	AMTB	AMINS	AMCG	AMTP	AMFAS	AMSRS
Reinvested dividends	$128,684	4,812	183,345	34	—	35,828	—	4,992
Mortality and expense risk charges (note 5b)	(19,261)	(270)	(56,656)	(16)	(1,874)	(18,712)	(3,362)	(4,839)

Net investment income (loss)	109,423	4,542	126,689	18	(1,874)	17,116	(3,362)	153

Realized gain (loss) on investments	45,888	(3,110)	(186,297)	101	11,295	142,622	39,816	45,674
Change in unrealized gain (loss) on investments	(165,055)	(770)	56,229	262	66,984	643,212	141,085	173,324

Net gain (loss) on investments	(119,167)	(3,880)	(130,068)	363	78,279	785,834	180,901	218,998

Reinvested capital gains	33,551	7,017	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity resulting from operations	$23,807	7,679	(3,379)	381	76,405	802,950	177,539	219,151

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Activity:	OVGS3	OVGS	OVGI	OVSC	OVSB	PMVFBA	PMVLDA	PMVTRA
Reinvested dividends	$128,212	15,292	24,547	11,356	25,586	3,902	7,545	26,327
Mortality and expense risk charges (note 5b)	(69,577)	(7,257)	(16,210)	(8,529)	(3,640)	(1,633)	(3,893)	(7,817)

Net investment income (loss)	58,635	8,035	8,337	2,827	21,946	2,269	3,652	18,510

Realized gain (loss) on investments	33,870	34,797	(382)	146,590	(690)	(550)	3,297	(18,715)
Change in unrealized gain (loss) on investments	2,136,052	219,249	592,411	243,266	(25,641)	(20,647)	(11,371)	(36,128)

Net gain (loss) on investments	2,169,922	254,046	592,029	389,856	(26,331)	(21,197)	(8,074)	(54,843)

Reinvested capital gains	-	-	-	14,950	-	2,117	-	9,479

Net increase (decrease) in contract owners’ equity resulting from operations	$2,228,557	262,081	600,366	407,633	(4,385)	(16,811)	(4,422)	(26,854)

Investment Activity:	PVGIB	PVTIGB	PVTVB	ACEG	AVBVI	TRHS2	VWBF	VWEM
Reinvested dividends	$4,339	4,498	4,721	1,076	2,148	-	145,494	377,959
Mortality and expense risk charges (note 5b)	(1,922)	(1,526)	(4,216)	(1,823)	(898)	(5,290)	(40,398)	(162,389)

Net investment income (loss)	2,417	2,972	505	(747)	1,250	(5,290)	105,096	215,570

Realized gain (loss) on investments	18,192	50,572	17,581	14,786	21,333	75,023	(49,815)	(148,491)
Change in unrealized gain (loss) on investments	56,490	3,708	209,339	71,304	20,773	181,633	(715,100)	2,561,355

Net gain (loss) on investments	74,682	54,280	226,920	86,090	42,106	256,656	(764,915)	2,412,864

Reinvested capital gains	-	-	-	-	-	41,042	1,178	-

Net increase (decrease) in contract owners’ equity resulting from operations	$77,099	57,252	227,425	85,343	43,356	292,408	(658,641)	2,628,434

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Activity:	VWHA	VVEI	VVHYB	VVMCI	VVHGB	WRASP	SVDF	SVOF
Reinvested dividends	$99,152	58,244	70,820	46,853	31,029	4,756	120	921
Mortality and expense risk charges (note 5b)	(89,892)	(23,518)	(13,263)	(42,277)	(11,886)	(2,691)	(9,538)	(2,888)

Net investment income (loss)	9,260	34,726	57,557	4,576	19,143	2,065	(9,418)	(1,967)

Realized gain (loss) on investments	86,357	10,004	26,623	(879)	7,375	17,902	308,603	59,878
Change in unrealized gain (loss) on investments	896,724	568,086	(37,522)	1,115,251	(81,028)	57,544	168,516	60,960

Net gain (loss) on investments	983,081	578,090	(10,899)	1,114,372	(73,653)	75,446	477,119	120,838

Reinvested capital gains	283,435	-	-	146,415	13,791	-	46,632	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,275,776	612,816	46,658	1,265,363	(40,719)	77,511	514,333	118,871

Investment Activity:	WFVSCG
Reinvested dividends	$-
Mortality and expense risk charges (note 5b)	(1,158)

Net investment income (loss)	(1,158)

Realized gain (loss) on investments	2,633
Change in unrealized gain (loss) on investments	51,810

Net gain (loss) on investments	54,443

Reinvested capital gains	8,053

Net increase (decrease) in contract owners’ equity resulting from operations	$61,338

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	Total		AASCO		MLVGA2		DSIF
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$7,682,034	9,148,786	(168,808)	(133,846)	4,551	9,554	94,306	100,537
Realized gain (loss) on investments	29,932,773	7,761,461	2,002,867	1,689,647	19,753	4,447	(28,035)	(262,467)
Change in unrealized gain (loss) on investments	214,472,841	105,556,937	2,130,690	(3,965,285)	89,501	70,729	2,125,021	824,241
Reinvested capital gains	18,930,108	23,176,359	3,293,804	4,992,697	49,210	3,476	92,482	374,678

Net increase (decrease) in contract owners’ equity resulting from operations	271,017,756	145,643,543	7,258,553	2,583,213	163,015	88,206	2,283,774	1,036,989

Equity transactions:
Purchase payments received from contract owners (note 5)	107,993,043	141,987,167	1,394,798	1,585,298	224,886	448,984	1,071,906	944,353
Transfers between subaccounts (including fixed account), net (note 5a)	(1,862,043)	(1,229,830)	(87,299)	7,494	1	-	1	(16)
Surrenders and Death Benefits (notes 3 and note 5)	(136,917,314)	(178,585,532)	(2,610,953)	(2,154,327)	(92,235)	(93,215)	(970,980)	(875,613)
Net policy repayments (loans) (note 4)	(332,251)	2,081,023	(137,628)	49,430	492	1,005	(92,241)	(28,529)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(83,821,362)	(90,649,435)	(1,643,337)	(1,722,588)	(107,195)	(92,920)	(523,838)	(529,504)
Adjustments to maintain reserves	116,082	154,040	2,592	(3,611)	18	(42)	449	(698)

Net equity transactions	(114,823,845)	(126,242,567)	(3,081,827)	(2,238,304)	25,967	263,812	(514,703)	(490,007)

Net change in contract owners’ equity	156,193,911	19,400,976	4,176,726	344,909	188,982	352,018	1,769,071	546,982
Contract owners’ equity beginning of period	1,121,931,017	1,102,530,041	22,846,149	22,501,240	1,193,957	841,939	7,681,421	7,134,439

Contract owners’ equity end of period	$1,278,124,928	1,121,931,017	27,022,875	22,846,149	1,382,939	1,193,957	9,450,492	7,681,421

CHANGES IN UNITS:
Beginning units	3,974,861	4,442,655	101,176	112,712	8,637	6,658	42,592	44,596
Units purchased	491,365	639,375	7,240	9,757	1,527	3,444	5,284	6,315
Units redeemed	(850,370)	(1,107,169)	(18,623)	(21,293)	(1,365)	(1,465)	(8,526)	(8,319)

Ending units	3,615,856	3,974,861	89,793	101,176	8,799	8,637	39,350	42,592

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	IVKMG1		JABS		JACAS		JAGTS
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$(4,551)	(6,225)	34,285	47,899	(6,013)	(5,816)	(7,039)	(4,918)
Realized gain (loss) on investments	36,267	(3,747)	44,167	42,303	218,993	(21,038)	32,400	26,654
Change in unrealized gain (loss) on investments	428,445	(21,512)	241,655	11,318	914,988	818,264	276,624	11,575
Reinvested capital gains	-	398	116,100	184,825	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	460,161	(31,086)	436,207	286,345	1,127,968	791,410	301,985	33,311

Equity transactions:
Purchase payments received from contract owners (note 5)	187,621	1,385,292	399,929	531,242	313,021	396,204	263,069	886,752
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	2	13	(11)	68	(2)	34
Surrenders and Death Benefits (notes 3 and note 5)	(155,185)	(38,386)	(405,339)	(459,541)	(465,352)	(532,721)	(210,845)	(161,225)
Net policy repayments (loans) (note 4)	(5,792)	4,088	3,405	(3,113)	(4,027)	28,675	(40,120)	30,307
Redemptions to pay cost of insurance charges and administration charges (note 5)	(57,043)	(40,777)	(221,254)	(224,419)	(237,092)	(261,888)	(56,057)	(47,388)
Adjustments to maintain reserves	787	(673)	268	118	366	84	723	(338)

Net equity transactions	(29,612)	1,309,544	(222,989)	(155,700)	(393,095)	(369,578)	(43,232)	708,142

Net change in contract owners’ equity	430,549	1,278,458	213,218	130,645	734,873	421,832	258,753	741,453
Contract owners’ equity beginning of period	1,278,458	-	2,439,419	2,308,774	3,946,711	3,524,879	949,979	208,526

Contract owners’ equity end of period	$1,709,007	1,278,458	2,652,637	2,439,419	4,681,584	3,946,711	1,208,732	949,979

CHANGES IN UNITS:
Beginning units	12,309	-	7,845	8,566	18,617	19,604	5,153	687
Units purchased	860	13,161	1,115	1,715	1,670	2,421	1,221	5,406
Units redeemed	(985)	(852)	(2,170)	(2,436)	(3,177)	(3,408)	(1,704)	(940)

Ending units	12,184	12,309	6,790	7,845	17,110	18,617	4,670	5,153

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	JAIGS		MIGIC		MVFIC		MVIVSC
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$129,909	8,210	(619)	(1,989)	14,607	24,801	6,257	7,812
Realized gain (loss) on investments	(139,896)	(473,128)	51,297	56,293	255,557	16,165	105,670	1,056
Change in unrealized gain (loss) on investments	709,163	(257,824)	146,235	26,265	684,829	329,002	95,833	79,562
Reinvested capital gains	-	734,029	26,790	34,442	9,647	20,425	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	699,176	11,287	223,703	115,011	964,640	390,393	207,760	88,430

Equity transactions:
Purchase payments received from contract owners (note 5)	440,885	6,010,884	158,890	84,319	339,721	363,178	485,982	169,176
Transfers between subaccounts (including fixed account), net (note 5a)	(43)	(15)	-	21	5	4	181,574	60,172
Surrenders and Death Benefits (notes 3 and note 5)	(1,177,968)	(1,040,886)	(57,795)	(127,076)	(523,265)	(267,522)	(353,718)	(114,388)
Net policy repayments (loans) (note 4)	(18,212)	(341,600)	114	(5,498)	15,304	22,338	(8,719)	162
Redemptions to pay cost of insurance charges and administration charges (note 5)	(339,425)	(317,285)	(63,454)	(76,954)	(168,915)	(190,697)	(25,309)	(22,500)
Adjustments to maintain reserves	(1,444)	1,611	(46)	(947)	718	510	531	(1,570)

Net equity transactions	(1,096,207)	4,312,709	37,709	(126,135)	(336,432)	(72,189)	280,341	91,052

Net change in contract owners’ equity	(397,031)	4,323,996	261,412	(11,124)	628,208	318,204	488,101	179,482
Contract owners’ equity beginning of period	5,784,244	1,460,248	749,217	760,341	2,901,177	2,582,973	720,360	540,878

Contract owners’ equity end of period	$5,387,213	5,784,244	1,010,629	749,217	3,529,385	2,901,177	1,208,461	720,360

CHANGES IN UNITS:
Beginning units	21,097	2,651	3,325	3,814	12,622	12,708	1,863	864
Units purchased	1,664	25,833	555	634	1,131	2,005	3,525	1,502
Units redeemed	(5,512)	(7,387)	(544)	(1,123)	(2,874)	(2,091)	(1,644)	(503)

Ending units	17,249	21,097	3,336	3,325	10,879	12,622	3,744	1,863

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	MSVFI		MSEM		MSVRE		NVAMV1
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$18,465	29,603	17,918	11,796	3,926	3,595	76,915	16,677
Realized gain (loss) on investments	14,608	6,039	12,727	28,631	57,833	186,153	189,767	74,399
Change in unrealized gain (loss) on investments	(39,328)	27,620	(89,553)	41,946	(50,443)	(82,893)	1,405,221	456,693
Reinvested capital gains	-	-	6,463	-	-	-	129,313	255,032

Net increase (decrease) in contract owners’ equity resulting from operations	(6,255)	63,262	(52,445)	82,373	11,316	106,855	1,801,216	802,801

Equity transactions:
Purchase payments received from contract owners (note 5)	119,825	174,816	32,598	311,978	240,745	418,255	401,738	515,750
Transfers between subaccounts (including fixed account), net (note 5a)	(78)	15	-	-	11	1	(67)	(5)
Surrenders and Death Benefits (notes 3 and note 5)	(92,688)	(137,584)	(233,423)	(210,630)	(280,458)	(371,238)	(631,665)	(811,703)
Net policy repayments (loans) (note 4)	13,668	(14,032)	(4,657)	(2)	(4,049)	2,615	(12,293)	33,825
Redemptions to pay cost of insurance charges and administration charges (note 5)	(105,785)	(108,887)	(31,999)	(35,703)	(61,413)	(108,183)	(363,936)	(405,115)
Adjustments to maintain reserves	405	(352)	420	222	39	(1,707)	830	366

Net equity transactions	(64,653)	(86,024)	(237,061)	65,865	(105,125)	(60,257)	(605,393)	(666,882)

Net change in contract owners’ equity	(70,908)	(22,762)	(289,506)	148,238	(93,809)	46,598	1,195,823	135,919
Contract owners’ equity beginning of period	705,801	728,563	635,486	487,248	670,469	623,871	6,068,219	5,932,300

Contract owners’ equity end of period	$634,893	705,801	345,980	635,486	576,660	670,469	7,264,042	6,068,219

CHANGES IN UNITS:
Beginning units	4,783	5,478	871	857	463	506	34,777	39,418
Units purchased	940	1,275	49	162	171	187	2,325	3,353
Units redeemed	(1,469)	(1,970)	(221)	(148)	(215)	(230)	(5,228)	(7,994)

Ending units	4,254	4,783	699	871	419	463	31,874	34,777

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	GVAAA2		GVABD2		GVAGG2		GVAGR2
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$2,395	3,350	3,247	4,721	(5,241)	1,679	(5,465)	(6,075)
Realized gain (loss) on investments	23,723	38,401	4,391	23,995	140,802	(7,123)	130,841	(10,802)
Change in unrealized gain (loss) on investments	58,462	19,120	(18,589)	(13,769)	203,759	239,324	177,802	192,418
Reinvested capital gains	104	-	94	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	84,684	60,871	(10,857)	14,947	339,320	233,880	303,178	175,541

Equity transactions:
Purchase payments received from contract owners (note 5)	90,270	145,430	33,724	35,836	175,793	157,508	69,265	104,389
Transfers between subaccounts (including fixed account), net (note 5a)	-	(39)	-	-	-	1	-	1
Surrenders and Death Benefits (notes 3 and note 5)	(60,788)	(172,071)	(14,662)	(100,999)	(242,615)	(92,198)	(269,694)	(85,999)
Net policy repayments (loans) (note 4)	(2,861)	790	(2,393)	1,566	(4,710)	1,567	(15,670)	725
Redemptions to pay cost of insurance charges and administration charges (note 5)	(53,594)	(67,953)	(20,865)	(28,465)	(97,741)	(88,063)	(46,586)	(50,089)
Adjustments to maintain reserves	56	(7)	103	(10)	137	(124)	46	(68)

Net equity transactions	(26,917)	(93,850)	(4,093)	(92,072)	(169,136)	(21,309)	(262,639)	(31,041)

Net change in contract owners’ equity	57,767	(32,979)	(14,950)	(77,125)	170,184	212,571	40,539	144,500
Contract owners’ equity beginning of period	395,184	428,163	326,976	404,101	1,317,390	1,104,819	1,194,773	1,050,273

Contract owners’ equity end of period	$452,951	395,184	312,026	326,976	1,487,574	1,317,390	1,235,312	1,194,773

CHANGES IN UNITS:
Beginning units	3,270	4,069	2,664	3,430	10,431	10,600	10,577	10,834
Units purchased	674	1,272	344	334	1,277	1,391	561	1,031
Units redeemed	(881)	(2,071)	(379)	(1,100)	(2,483)	(1,560)	(2,637)	(1,288)

Ending units	3,063	3,270	2,629	2,664	9,225	10,431	8,501	10,577

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	GVAGI2		HIBF		HIBF3		GEM
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$1,001	814	20,558	31,137	87,793	140,289	5,242	(2,199)
Realized gain (loss) on investments	7,119	4,247	4,258	13,786	43,365	52,059	35,857	109,947
Change in unrealized gain (loss) on investments	85,729	29,042	(417)	13,635	(29,978)	33,343	(55,857)	74,586
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	93,849	34,103	24,399	58,558	101,180	225,691	(14,758)	182,334

Equity transactions:
Purchase payments received from contract owners (note 5)	69,857	56,028	65,560	182,239	266,702	554,505	298,635	104,021
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	-	-	(3)	-	14	(1)
Surrenders and Death Benefits (notes 3 and note 5)	(9,831)	(3,063)	(118,954)	(190,429)	(634,823)	(378,338)	(292,120)	(324,493)
Net policy repayments (loans) (note 4)	52	(143)	6,529	6,891	1,592	33,636	13,619	(826)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(14,750)	(13,623)	(44,223)	(54,779)	(107,382)	(114,357)	(72,066)	(72,755)
Adjustments to maintain reserves	11	(43)	(161)	(728)	(68)	(77)	359	(307)

Net equity transactions	45,339	39,156	(91,249)	(56,806)	(473,982)	95,369	(51,559)	(294,361)

Net change in contract owners’ equity	139,188	73,259	(66,850)	1,752	(372,802)	321,060	(66,317)	(112,027)
Contract owners’ equity beginning of period	263,931	190,672	414,255	412,503	1,910,949	1,589,889	1,084,341	1,196,368

Contract owners’ equity end of period	$403,119	263,931	347,405	414,255	1,538,147	1,910,949	1,018,024	1,084,341

CHANGES IN UNITS:
Beginning units	2,708	2,273	1,019	1,184	11,845	11,223	1,754	1,972
Units purchased	654	619	40	203	1,801	3,987	129	34
Units redeemed	(228)	(184)	(221)	(368)	(4,660)	(3,365)	(257)	(252)

Ending units	3,134	2,708	838	1,019	8,986	11,845	1,626	1,754

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	GEM3		GIG3		NVIE6		NVNMO1
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$13,599	(6,002)	(233)	163	(535)	(345)	50,979	110,245
Realized gain (loss) on investments	20,588	(2,411)	7,505	919	11,593	6,243	553,052	131,438
Change in unrealized gain (loss) on investments	(37,146)	482,893	10,081	13,533	43,512	37,076	3,712,202	692,637
Reinvested capital gains	-	-	-	-	-	-	575,366	848,051

Net increase (decrease) in contract owners’ equity resulting from operations	(2,959)	474,480	17,353	14,615	54,570	42,974	4,891,599	1,782,371

Equity transactions:
Purchase payments received from contract owners (note 5)	270,441	332,267	23,142	57,154	44,700	19,864	1,000,429	862,424
Transfers between subaccounts (including fixed account), net (note 5a)	13,364	13,752	-	-	-	-	51,459	(62,073)
Surrenders and Death Benefits (notes 3 and note 5)	(211,496)	(396,005)	(28,912)	(43,369)	(34,666)	(31,940)	(1,509,771)	(1,021,565)
Net policy repayments (loans) (note 4)	11,548	51,560	(31)	25	(2,091)	(1,735)	47,028	(19,598)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(233,181)	(248,415)	(5,693)	(7,762)	(21,986)	(24,979)	(1,001,596)	(1,041,666)
Adjustments to maintain reserves	2,247	(219)	(10)	3,265	(13)	17	606	(2,434)

Net equity transactions	(147,077)	(247,060)	(11,504)	9,313	(14,056)	(38,773)	(1,411,845)	(1,284,912)

Net change in contract owners’ equity	(150,036)	227,420	5,849	23,928	40,514	4,201	3,479,754	497,459
Contract owners’ equity beginning of period	3,248,997	3,021,577	103,219	79,291	320,102	315,901	11,981,182	11,483,723

Contract owners’ equity end of period	$3,098,961	3,248,997	109,068	103,219	360,616	320,102	15,460,936	11,981,182

CHANGES IN UNITS:
Beginning units	14,607	15,812	1,069	942	3,957	4,469	102,131	115,071
Units purchased	1,961	2,065	255	692	585	312	9,597	10,225
Units redeemed	(2,676)	(3,270)	(358)	(565)	(725)	(824)	(20,970)	(23,165)

Ending units	13,892	14,607	966	1,069	3,817	3,957	90,758	102,131

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	NVNSR2		NVCRA1		NVCRB1		NVCCA1
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$(4)	755	1,343	599	223	447	302	366
Realized gain (loss) on investments	12,780	2,562	7,114	3,449	1,968	64	1,260	(39)
Change in unrealized gain (loss) on investments	48,265	14,513	47,223	20,816	2,131	1,616	4,668	5,274
Reinvested capital gains	-	-	5,716	9,900	660	234	968	759

Net increase (decrease) in contract owners’ equity resulting from operations	61,041	17,830	61,396	34,764	4,982	2,361	7,198	6,360

Equity transactions:
Purchase payments received from contract owners (note 5)	16,771	9,767	13,319	56,132	3,974	37,625	1,891	1,158
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	-	-	-	-	-	-
Surrenders and Death Benefits (notes 3 and note 5)	(51,557)	(1,181)	-	(23,113)	(11,768)	(3,133)	(26,673)	(130)
Net policy repayments (loans) (note 4)	(99)	(61)	21,312	(16,945)	(6,894)	-	-	-
Redemptions to pay cost of insurance charges and administration charges (note 5)	(6,888)	(6,497)	(29,559)	(31,107)	(4,538)	(5,015)	(1,012)	(1,162)
Adjustments to maintain reserves	(12)	(54)	(26)	52	(36)	30	(3)	(86)

Net equity transactions	(41,785)	1,974	5,046	(14,981)	(19,262)	29,507	(25,797)	(220)

Net change in contract owners’ equity	19,256	19,804	66,442	19,783	(14,280)	31,868	(18,599)	6,140
Contract owners’ equity beginning of period	186,164	166,360	212,737	192,954	46,526	14,658	55,470	49,330

Contract owners’ equity end of period	$205,420	186,164	279,179	212,737	32,246	46,526	36,871	55,470

CHANGES IN UNITS:
Beginning units	1,783	1,762	2,118	2,216	414	144	515	517
Units purchased	134	127	674	1,197	35	346	17	13
Units redeemed	(487)	(106)	(632)	(1,295)	(197)	(76)	(248)	(15)

Ending units	1,430	1,783	2,160	2,118	252	414	284	515

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	NVCCN1		NVCMD1		NVCMA1		NVCMC1
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$108	62	6,128	4,935	4,382	(661)	(10)	132
Realized gain (loss) on investments	57	4	18,963	20,632	3,449	101,357	3,518	3,992
Change in unrealized gain (loss) on investments	(29)	19	64,356	34,160	56,770	(12,218)	(1,477)	846
Reinvested capital gains	41	61	16,586	9,877	18,737	19,114	823	1,463

Net increase (decrease) in contract owners’ equity resulting from operations	177	146	106,033	69,604	83,338	107,592	2,854	6,433

Equity transactions:
Purchase payments received from contract owners (note 5)	7,122	4,797	64,317	71,862	159,983	100,018	3,824	51,309
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	-	-	-	-	-	-
Surrenders and Death Benefits (notes 3 and note 5)	(2,208)	-	(42,548)	(66,977)	-	(765,306)	(35,465)	(48,285)
Net policy repayments (loans) (note 4)	-	-	-	-	-	-	-	-
Redemptions to pay cost of insurance charges and administration charges (note 5)	(584)	(242)	(48,920)	(47,472)	(30,942)	(60,347)	(1,831)	(4,083)
Adjustments to maintain reserves	68	(36)	21	(51)	43	(91)	(48)	(2)

Net equity transactions	4,398	4,519	(27,130)	(42,638)	129,084	(725,726)	(33,520)	(1,061)

Net change in contract owners’ equity	4,575	4,665	78,903	26,966	212,422	(618,134)	(30,666)	5,372
Contract owners’ equity beginning of period	4,665	-	624,320	597,354	305,019	923,153	36,093	30,721

Contract owners’ equity end of period	$9,240	4,665	703,223	624,320	517,441	305,019	5,427	36,093

CHANGES IN UNITS:
Beginning units	40	-	5,673	6,058	2,911	10,027	316	294
Units purchased	60	42	544	688	1,354	1,015	32	486
Units redeemed	(24)	(2)	(760)	(1,073)	(264)	(8,131)	(305)	(464)

Ending units	76	40	5,457	5,673	4,001	2,911	43	316

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	NVCBD1		NVLCP1		TRF4		GBF
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$6,001	7,964	170	476	725,410	1,075,240	5,971	7,579
Realized gain (loss) on investments	1,882	7,187	556	509	(910,875)	(3,134,935)	(29,497)	8,606
Change in unrealized gain (loss) on investments	(19,570)	4,173	(1,495)	689	25,952,478	13,575,529	(7,695)	(19,276)
Reinvested capital gains	3,264	2,026	346	714	-	-	6,494	16,440

Net increase (decrease) in contract owners’ equity resulting from operations	(8,423)	21,350	(423)	2,388	25,767,013	11,515,834	(24,727)	13,349

Equity transactions:
Purchase payments received from contract owners (note 5)	44,019	141,739	886	2,373	4,345,510	4,922,839	446,764	319,230
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	-	-	(820,075)	(412,327)	2	(1)
Surrenders and Death Benefits (notes 3 and note 5)	(34,847)	(71,948)	(13,830)	(6,475)	(7,450,138)	(7,956,422)	(398,961)	(287,248)
Net policy repayments (loans) (note 4)	13,727	(12,427)	-	-	478,096	1,194,251	(4,943)	(683)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(42,582)	(38,808)	(1,611)	(4,826)	(4,941,141)	(5,511,620)	(42,677)	(47,216)
Adjustments to maintain reserves	-	(45)	(44,929)	7,108	64,375	6,693	(43)	11

Net equity transactions	(19,683)	18,511	(59,484)	(1,820)	(8,323,373)	(7,756,586)	142	(15,907)

Net change in contract owners’ equity	(28,106)	39,861	(59,907)	568	17,443,640	3,759,248	(24,585)	(2,558)
Contract owners’ equity beginning of period	340,867	301,006	76,668	76,100	89,075,421	85,316,173	520,964	523,522

Contract owners’ equity end of period	$312,761	340,867	16,761	76,668	106,519,061	89,075,421	496,379	520,964

CHANGES IN UNITS:
Beginning units	2,646	2,500	553	585	82,876	92,919	3,588	3,688
Units purchased	463	1,160	7	61	7,400	10,380	3,463	2,346
Units redeemed	(616)	(1,014)	(436)	(93)	(15,024)	(20,423)	(3,461)	(2,446)

Ending units	2,493	2,646	124	553	75,252	82,876	3,590	3,588

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	GBF4		CAF4		GVIDA		NVDBL2
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$211,835	313,156	(67)	(855)	39,318	32,176	147	151
Realized gain (loss) on investments	(91,299)	176,845	1,015,177	757,217	123,588	(420,545)	468	84
Change in unrealized gain (loss) on investments	(1,097,659)	(604,505)	3,889,023	1,465,914	893,089	997,706	1,351	1,104
Reinvested capital gains	184,694	591,243	-	-	-	-	158	183

Net increase (decrease) in contract owners’ equity resulting from operations	(792,429)	476,739	4,904,133	2,222,276	1,055,995	609,337	2,124	1,522

Equity transactions:
Purchase payments received from contract owners (note 5)	2,133,954	2,186,167	1,267,896	1,602,883	421,127	436,432	3,687	826
Transfers between subaccounts (including fixed account), net (note 5a)	(113,364)	54,308	20,097	(124,801)	-	3	-	-
Surrenders and Death Benefits (notes 3 and note 5)	(2,237,159)	(2,649,277)	(1,579,700)	(1,524,104)	(471,333)	(983,159)	(56)	(5)
Net policy repayments (loans) (note 4)	144,654	(158,312)	(91,051)	50,997	(49,344)	16,332	-	-
Redemptions to pay cost of insurance charges and administration charges (note 5)	(1,257,095)	(1,411,234)	(1,267,299)	(1,367,503)	(292,587)	(307,282)	(4,999)	(4,370)
Adjustments to maintain reserves	75	(5,553)	259	(1,701)	(1,005)	(84)	(41)	(64)

Net equity transactions	(1,328,935)	(1,983,901)	(1,649,798)	(1,364,229)	(393,142)	(837,758)	(1,409)	(3,613)

Net change in contract owners’ equity	(2,121,364)	(1,507,162)	3,254,335	858,047	662,853	(228,421)	715	(2,091)
Contract owners’ equity beginning of period	17,753,833	19,260,995	17,732,583	16,874,536	4,200,717	4,429,138	16,743	18,834

Contract owners’ equity end of period	$15,632,469	17,753,833	20,986,918	17,732,583	4,863,570	4,200,717	17,458	16,743

CHANGES IN UNITS:
Beginning units	35,723	39,845	101,294	108,961	22,491	27,231	122	149
Units purchased	9,412	8,195	7,776	11,851	2,153	2,776	25	6
Units redeemed	(11,758)	(12,317)	(16,839)	(19,518)	(4,036)	(7,516)	(34)	(33)

Ending units	33,377	35,723	92,231	101,294	20,608	22,491	113	122

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	NVDCA2		GVIDC		GVIDM		GVDMA
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$75	64	17,540	23,175	432,792	484,168	251,899	206,573
Realized gain (loss) on investments	37	20	34,210	75,825	1,798,257	1,700,306	(222,353)	(888,194)
Change in unrealized gain (loss) on investments	999	483	6,755	(9,317)	4,074,331	1,995,277	4,813,899	3,471,682
Reinvested capital gains	107	71	33,104	34,694	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,218	638	91,609	124,377	6,305,380	4,179,751	4,843,445	2,790,061

Equity transactions:
Purchase payments received from contract owners (note 5)	515	515	239,112	1,030,551	3,146,367	3,452,696	3,213,803	2,653,506
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	-	2	(363,240)	(160,149)	(16)	(26)
Surrenders and Death Benefits (notes 3 and note 5)	-	-	(630,361)	(1,117,185)	(3,487,751)	(5,110,815)	(1,809,533)	(2,489,036)
Net policy repayments (loans) (note 4)	-	-	(19,766)	(73,486)	495,471	(318,823)	(114,815)	(18,250)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(232)	(220)	(242,310)	(392,310)	(3,249,761)	(3,570,150)	(1,741,266)	(1,853,458)
Adjustments to maintain reserves	33	(16)	1,284	(542)	860	(4,187)	(271)	(922)

Net equity transactions	316	279	(652,041)	(552,970)	(3,458,054)	(5,711,428)	(452,098)	(1,708,186)

Net change in contract owners’ equity	1,534	917	(560,432)	(428,593)	2,847,326	(1,531,677)	4,391,347	1,081,875
Contract owners’ equity beginning of period	6,360	5,443	2,505,966	2,934,559	41,233,824	42,765,501	23,128,212	22,046,337

Contract owners’ equity end of period	$7,894	6,360	1,945,534	2,505,966	44,081,150	41,233,824	27,519,559	23,128,212

CHANGES IN UNITS:
Beginning units	43	41	17,586	21,529	153,614	175,199	122,683	133,601
Units purchased	3	5	1,894	7,625	17,920	18,354	11,895	14,338
Units redeemed	(1)	(3)	(6,391)	(11,568)	(28,560)	(39,939)	(18,950)	(25,256)

Ending units	45	43	13,089	17,586	142,974	153,614	115,628	122,683

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	GVDMC		MCIF		NVMIG3		GVDIV3
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$28,175	33,183	17,291	15,796	8,109	(1,893)	248,936	(20,539)
Realized gain (loss) on investments	19,622	(10,334)	202,788	(23,445)	90,458	57,868	(1,209,718)	(2,339,514)
Change in unrealized gain (loss) on investments	191,963	139,091	850,490	321,861	195,240	154,413	3,890,224	4,515,358
Reinvested capital gains	35,341	10,833	106,801	256,062	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	275,101	172,773	1,177,370	570,274	293,807	210,388	2,929,442	2,155,305

Equity transactions:
Purchase payments received from contract owners (note 5)	259,054	909,376	619,645	554,914	201,292	150,089	1,490,487	1,718,522
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	-	1	(92)	(49)	(20,341)	32,419
Surrenders and Death Benefits (notes 3 and note 5)	(467,330)	(61,763)	(861,011)	(373,499)	(232,894)	(216,301)	(1,332,804)	(2,088,256)
Net policy repayments (loans) (note 4)	(354)	(3,442)	(25,582)	(4,241)	5,431	(20,875)	143,068	144,529
Redemptions to pay cost of insurance charges and administration charges (note 5)	(189,021)	(162,587)	(248,002)	(218,311)	(116,186)	(136,900)	(962,396)	(1,029,716)
Adjustments to maintain reserves	(826)	420	1,369	(519)	(13)	(75)	8	(7,323)

Net equity transactions	(398,477)	682,004	(513,581)	(41,655)	(142,462)	(224,111)	(681,978)	(1,229,825)

Net change in contract owners’ equity	(123,376)	854,777	663,789	528,619	151,345	(13,723)	2,247,464	925,480
Contract owners’ equity beginning of period	3,039,975	2,185,198	3,983,123	3,454,504	1,520,326	1,534,049	14,578,313	13,652,833

Contract owners’ equity end of period	$2,916,599	3,039,975	4,646,912	3,983,123	1,671,671	1,520,326	16,825,777	14,578,313

CHANGES IN UNITS:
Beginning units	16,600	13,818	14,971	15,458	15,670	18,179	102,107	114,511
Units purchased	1,218	4,243	1,776	2,049	2,137	1,808	13,625	16,615
Units redeemed	(2,402)	(1,461)	(3,725)	(2,536)	(3,502)	(4,317)	(18,814)	(29,019)

Ending units	15,416	16,600	13,022	14,971	14,305	15,670	96,918	102,107

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	GVDIV4		NVMLG1		NVMLV1		NVMMG1
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$181,651	(16,121)	1,798	(8,781)	20,255	18,619	(332,900)	(230,296)
Realized gain (loss) on investments	(875,531)	(2,006,499)	178,237	104,903	138,417	(3,699)	3,046,885	2,697,758
Change in unrealized gain (loss) on investments	2,851,361	3,806,375	738,848	351,263	607,089	395,840	9,682,651	(544,323)
Reinvested capital gains	-	-	275,493	94,055	157,021	-	3,647,190	4,239,388

Net increase (decrease) in contract owners’ equity resulting from operations	2,157,481	1,783,755	1,194,376	541,440	922,782	410,760	16,043,826	6,162,527

Equity transactions:
Purchase payments received from contract owners (note 5)	187,185	180,645	515,011	519,812	288,164	391,782	2,575,013	2,621,367
Transfers between subaccounts (including fixed account), net (note 5a)	(91,119)	(185,493)	(2)	(8)	-	2	110,348	(636,521)
Surrenders and Death Benefits (notes 3 and note 5)	(778,366)	(2,044,184)	(538,848)	(635,173)	(544,091)	(236,477)	(5,108,539)	(4,760,054)
Net policy repayments (loans) (note 4)	18,481	71,141	(8,348)	(16,190)	3,390	16,972	38,713	87,513
Redemptions to pay cost of insurance charges and administration charges (note 5)	(849,104)	(1,007,543)	(266,087)	(284,920)	(196,816)	(210,388)	(2,787,311)	(3,040,353)
Adjustments to maintain reserves	4,003	(467)	(39,572)	6,651	37,528	(7,420)	(3,840)	(13,583)

Net equity transactions	(1,508,920)	(2,985,901)	(337,846)	(409,828)	(411,825)	(45,529)	(5,175,616)	(5,741,631)

Net change in contract owners’ equity	648,561	(1,202,146)	856,530	131,612	510,957	365,231	10,868,210	420,896
Contract owners’ equity beginning of period	11,334,206	12,536,352	3,755,083	3,623,471	2,825,919	2,460,688	44,451,997	44,031,101

Contract owners’ equity end of period	$11,982,767	11,334,206	4,611,613	3,755,083	3,336,876	2,825,919	55,320,207	44,451,997

CHANGES IN UNITS:
Beginning units	21,290	30,590	33,884	37,069	25,563	26,750	277,437	314,411
Units purchased	381	619	4,265	4,499	2,719	3,011	19,868	24,848
Units redeemed	(3,608)	(9,919)	(6,295)	(7,684)	(4,945)	(4,198)	(50,281)	(61,822)

Ending units	18,063	21,290	31,854	33,884	23,337	25,563	247,024	277,437

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	NVMMV2		SCGF		SCVF4		SCF4
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$26,016	19,865	(13,472)	(13,672)	27,986	42,394	(93,661)	(69,137)
Realized gain (loss) on investments	249,908	153,754	141,484	105,489	406,540	(107,387)	(38,470)	(730,643)
Change in unrealized gain (loss) on investments	1,119,475	54,573	451,800	137,082	6,196,578	3,173,891	5,986,102	2,996,626
Reinvested capital gains	257,930	473,203	104,511	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,653,329	701,395	684,323	228,899	6,631,104	3,108,898	5,853,971	2,196,846

Equity transactions:
Purchase payments received from contract owners (note 5)	367,775	334,617	122,918	116,636	1,384,449	1,052,356	1,100,928	1,186,036
Transfers between subaccounts (including fixed account), net (note 5a)	4	(7)	1	-	333,410	(52,602)	(163,881)	(131,374)
Surrenders and Death Benefits (notes 3 and note 5)	(390,963)	(470,048)	(171,296)	(219,793)	(2,186,318)	(1,747,859)	(1,813,395)	(1,890,354)
Net policy repayments (loans) (note 4)	(74,213)	5,854	6,530	(339,774)	(53,734)	67,218	(67,126)	135,985
Redemptions to pay cost of insurance charges and administration charges (note 5)	(354,327)	(389,887)	(94,975)	(104,334)	(1,138,006)	(1,173,111)	(1,283,276)	(1,363,588)
Adjustments to maintain reserves	200	(217)	(304)	(742)	(45)	(11,248)	746	(2,519)

Net equity transactions	(451,524)	(519,688)	(137,126)	(548,007)	(1,660,244)	(1,865,246)	(2,226,004)	(2,065,814)

Net change in contract owners’ equity	1,201,805	181,707	547,197	(319,108)	4,970,860	1,243,652	3,627,967	131,032
Contract owners’ equity beginning of period	4,925,740	4,744,033	1,625,975	1,945,083	17,530,041	16,286,389	15,672,845	15,541,813

Contract owners’ equity end of period	$6,127,545	4,925,740	2,173,172	1,625,975	22,500,901	17,530,041	19,300,812	15,672,845

CHANGES IN UNITS:
Beginning units	42,495	47,273	9,378	12,587	70,679	79,543	65,481	73,625
Units purchased	3,447	3,665	749	871	5,722	6,143	5,297	7,470
Units redeemed	(6,696)	(8,443)	(1,414)	(4,080)	(12,941)	(15,007)	(13,208)	(15,614)

Ending units	39,246	42,495	8,713	9,378	63,460	70,679	57,570	65,481

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	MSBF		GVEX4		NVSTB2		NVOLG1
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$48,768	36,078	1,506,224	1,512,838	4,302	7,055	99,037	89,510
Realized gain (loss) on investments	68,578	53,402	7,750,894	4,377,582	5,360	18,271	3,276,706	1,135,966
Change in unrealized gain (loss) on investments	(150,282)	107,038	25,375,858	10,879,532	(18,989)	28,246	26,086,136	13,341,904
Reinvested capital gains	-	-	-	-	1,033	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(32,936)	196,518	34,632,976	16,769,952	(8,294)	53,572	29,461,879	14,567,380

Equity transactions:
Purchase payments received from contract owners (note 5)	262,130	461,213	8,892,722	9,754,832	244,682	202,723	5,491,364	5,586,315
Transfers between subaccounts (including fixed account), net (note 5a)	(1)	(2)	843,993	(128,071)	-	-	(1,075,462)	(314,561)
Surrenders and Death Benefits (notes 3 and note 5)	(331,220)	(235,888)	(12,349,316)	(14,998,606)	(163,290)	(803,000)	(9,048,442)	(9,152,707)
Net policy repayments (loans) (note 4)	105	12,659	(547,383)	(18,009)	(1,385)	(8,259)	(116,487)	237,416
Redemptions to pay cost of insurance charges and administration charges (note 5)	(157,918)	(166,114)	(9,917,021)	(10,501,946)	(115,108)	(145,660)	(6,134,386)	(6,474,685)
Adjustments to maintain reserves	(1,142)	585	(2,350)	(8,260)	93	(10)	6,855	(9,606)

Net equity transactions	(228,046)	72,453	(13,079,355)	(15,900,060)	(35,008)	(754,206)	(10,876,558)	(10,127,828)

Net change in contract owners’ equity	(260,982)	268,971	21,553,621	869,892	(43,302)	(700,634)	18,585,321	4,439,552
Contract owners’ equity beginning of period	2,003,455	1,734,484	116,897,900	116,028,008	1,367,890	2,068,524	87,824,532	83,384,980

Contract owners’ equity end of period	$1,742,473	2,003,455	138,451,521	116,897,900	1,324,588	1,367,890	106,409,853	87,824,532

CHANGES IN UNITS:
Beginning units	9,545	9,760	226,237	260,861	12,361	19,207	411,546	459,162
Units purchased	1,606	1,665	18,519	26,054	3,663	2,844	29,934	37,461
Units redeemed	(2,182)	(1,880)	(40,433)	(60,678)	(3,987)	(9,690)	(71,766)	(85,077)

Ending units	8,969	9,545	204,323	226,237	12,037	12,361	369,714	411,546

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	NVTIV3		EIF4		NVRE1		SAM4
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$2,073	3,371	(112,118)	95,659	27,185	12,586	(243,710)	(236,497)
Realized gain (loss) on investments	(2,798)	(4,569)	441,379	(159,360)	254,204	183,148	-	-
Change in unrealized gain (loss) on investments	30,439	26,715	4,490,001	2,503,792	(431,277)	(30,182)	-	-
Reinvested capital gains	1,712	2,577	-	-	255,379	327,991	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	31,426	28,094	4,819,262	2,440,091	105,491	493,543	(243,710)	(236,497)

Equity transactions:
Purchase payments received from contract owners (note 5)	43,014	34,516	1,042,093	1,013,114	506,007	462,357	14,981,177	14,766,054
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	61,065	(136,114)	(2)	(2)	967,065	1,769,601
Surrenders and Death Benefits (notes 3 and note 5)	(67,047)	(14,865)	(2,370,953)	(1,907,765)	(462,194)	(376,752)	(16,069,055)	(16,316,572)
Net policy repayments (loans) (note 4)	365	288	(42,369)	60,844	(19,700)	(13,941)	350,634	501,861
Redemptions to pay cost of insurance charges and administration charges (note 5)	(4,920)	(6,305)	(1,180,606)	(1,123,990)	(202,950)	(233,179)	(4,343,633)	(4,916,531)
Adjustments to maintain reserves	61,392	(8,362)	1,905	(3,247)	220	(147)	2,108	(6,652)

Net equity transactions	32,804	5,272	(2,488,865)	(2,097,158)	(178,619)	(161,664)	(4,111,704)	(4,202,239)

Net change in contract owners’ equity	64,230	33,366	2,330,397	342,933	(73,128)	331,879	(4,355,414)	(4,438,736)
Contract owners’ equity beginning of period	134,566	101,200	14,900,315	14,557,382	3,671,963	3,340,084	37,857,180	42,295,916

Contract owners’ equity end of period	$198,796	134,566	17,230,712	14,900,315	3,598,835	3,671,963	33,501,766	37,857,180

CHANGES IN UNITS:
Beginning units	953	863	70,875	82,462	32,024	33,484	172,313	188,555
Units purchased	396	262	5,607	6,964	5,528	4,596	83,812	22,723
Units redeemed	(145)	(172)	(16,949)	(18,551)	(6,870)	(6,056)	(105,793)	(38,965)

Ending units	1,204	953	59,533	70,875	30,682	32,024	150,332	172,313

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	ALVGIA		ALVSVA		ACVIG		ACVIP2
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$17,221	14,274	(1,167)	(3,927)	24,823	19,355	23,140	56,252
Realized gain (loss) on investments	47,570	5,925	245,487	287,932	73,229	(95,227)	57,723	152,662
Change in unrealized gain (loss) on investments	636,107	229,443	459,727	67,046	381,638	258,254	(413,593)	(67,425)
Reinvested capital gains	-	-	176,045	79,796	-	-	95,424	78,760

Net increase (decrease) in contract owners’ equity resulting from operations	700,898	249,642	880,092	430,847	479,690	182,382	(237,306)	220,249

Equity transactions:
Purchase payments received from contract owners (note 5)	792,580	296,719	751,560	163,382	333,863	250,155	210,670	505,716
Transfers between subaccounts (including fixed account), net (note 5a)	(30)	(72)	(6)	(73)	(1)	-	(135)	44
Surrenders and Death Benefits (notes 3 and note 5)	(92,392)	(167,125)	(625,203)	(617,640)	(334,648)	(235,835)	(682,101)	(828,380)
Net policy repayments (loans) (note 4)	(4,042)	629	13,207	8,664	(1,845)	(12,484)	(3,565)	(16,577)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(198,713)	(162,376)	(160,184)	(171,486)	(114,424)	(127,343)	(252,958)	(257,675)
Adjustments to maintain reserves	131	(396)	(1,202)	186	(417)	(183)	302	(411)

Net equity transactions	497,534	(32,621)	(21,828)	(616,967)	(117,472)	(125,690)	(727,787)	(597,283)

Net change in contract owners’ equity	1,198,432	217,021	858,264	(186,120)	362,218	56,692	(965,093)	(377,034)
Contract owners’ equity beginning of period	1,722,023	1,505,002	2,412,011	2,598,131	1,356,334	1,299,642	3,057,694	3,434,728

Contract owners’ equity end of period	$2,920,455	1,722,023	3,270,275	2,412,011	1,718,552	1,356,334	2,092,601	3,057,694

CHANGES IN UNITS:
Beginning units	9,049	9,370	8,206	9,452	7,703	8,438	17,193	18,748
Units purchased	1,445	1,682	1,808	731	1,186	1,654	2,061	3,230
Units redeemed	(1,393)	(2,003)	(1,939)	(1,977)	(1,670)	(2,389)	(6,574)	(4,785)

Ending units	9,101	9,049	8,075	8,206	7,219	7,703	12,680	17,193

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	ACVI		ACVMV1		ACVU1		ACVVS1
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$3,347	528	5,738	11,370	(3)	(249)	-	-
Realized gain (loss) on investments	8,797	34,645	130,198	20,464	5,976	3,623	18	11
Change in unrealized gain (loss) on investments	52,780	26,981	122,500	45,942	4,328	1,894	23	15
Reinvested capital gains	-	-	15,035	46,488	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	64,924	62,154	273,471	124,264	10,301	5,268	41	26

Equity transactions:
Purchase payments received from contract owners (note 5)	37,084	31,095	488,821	92,218	27	3,628	-	-
Transfers between subaccounts (including fixed account), net (note 5a)	(2)	-	(12)	(5)	-	-	-	-
Surrenders and Death Benefits (notes 3 and note 5)	(5,702)	(100,040)	(429,736)	(72,291)	(6,946)	(6,341)	-	-
Net policy repayments (loans) (note 4)	(103)	(239)	8,301	384	-	(53)	-	-
Redemptions to pay cost of insurance charges and administration charges (note 5)	(28,633)	(21,431)	(53,854)	(51,944)	(8,721)	(8,186)	(49)	(47)
Adjustments to maintain reserves	454	694	(63)	(44)	1,125	91	48	39

Net equity transactions	3,098	(89,921)	13,457	(31,682)	(14,515)	(10,861)	(1)	(8)

Net change in contract owners’ equity	68,022	(27,767)	286,928	92,582	(4,214)	(5,593)	40	18
Contract owners’ equity beginning of period	298,941	326,708	891,956	799,374	34,143	39,736	137	119

Contract owners’ equity end of period	$366,963	298,941	1,178,884	891,956	29,929	34,143	177	137

CHANGES IN UNITS:
Beginning units	306	446	5,224	5,409	34	43	1	1
Units purchased	26	22	2,598	766	-	4	-	1
Units redeemed	(46)	(162)	(2,481)	(951)	(12)	(13)	-	(1)

Ending units	286	306	5,341	5,224	22	34	1	1

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	DVSCS		DCAP		DSC		FVCA2P
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$28,398	(19,251)	36,748	83,133	(3,803)	(1,891)	334	(151)
Realized gain (loss) on investments	485,038	(47,618)	110,413	(13,143)	155,485	3,893	2,627	3,509
Change in unrealized gain (loss) on investments	2,255,317	762,761	391,056	174,601	43,804	49,410	9,937	(12)
Reinvested capital gains	112,810	230,318	6,924	-	-	-	2,248	5,524

Net increase (decrease) in contract owners’ equity resulting from operations	2,881,563	926,210	545,141	244,591	195,486	51,412	15,146	8,870

Equity transactions:
Purchase payments received from contract owners (note 5)	1,707,410	1,185,461	279,445	769,583	838,125	66,446	20,524	10,481
Transfers between subaccounts (including fixed account), net (note 5a)	(3)	(1)	(6)	35	(1)	2	-	-
Surrenders and Death Benefits (notes 3 and note 5)	(1,531,294)	(428,669)	(331,775)	(484,029)	(489,935)	(27,479)	(12,112)	(11,629)
Net policy repayments (loans) (note 4)	(24,399)	17,825	(9,782)	(7,086)	2,572	1,977	1,258	1,289
Redemptions to pay cost of insurance charges and administration charges (note 5)	(461,256)	(447,973)	(201,684)	(209,447)	(28,238)	(16,626)	(8,853)	(10,139)
Adjustments to maintain reserves	(61)	(943)	1,507	(235)	(212)	(71)	712	(1,034)

Net equity transactions	(309,603)	325,700	(262,295)	68,821	322,311	24,249	1,529	(11,032)

Net change in contract owners’ equity	2,571,960	1,251,910	282,846	313,412	517,797	75,661	16,675	(2,162)
Contract owners’ equity beginning of period	7,388,329	6,136,419	2,793,801	2,480,389	320,631	244,970	95,709	97,871

Contract owners’ equity end of period	$9,960,289	7,388,329	3,076,647	2,793,801	838,428	320,631	112,384	95,709

CHANGES IN UNITS:
Beginning units	29,851	28,872	15,700	15,224	1,728	1,824	591	656
Units purchased	5,446	4,949	1,495	3,774	1,278	216	139	88
Units redeemed	(6,661)	(3,970)	(2,250)	(3,298)	(918)	(312)	(131)	(153)

Ending units	28,636	29,851	14,945	15,700	2,088	1,728	599	591

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	FQB		FEIP		FHIP		FAMP
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$94,411	94,825	1,619,992	2,050,063	396,855	456,987	271,271	291,501
Realized gain (loss) on investments	20,321	30,621	(736,948)	(2,032,642)	38,786	(196,384)	463,562	288,645
Change in unrealized gain (loss) on investments	(110,421)	115,369	14,645,621	7,375,449	(13,198)	880,270	3,376,642	2,630,496
Reinvested capital gains	-	-	5,865,044	5,164,873	-	-	72,434	214,666

Net increase (decrease) in contract owners’ equity resulting from operations	4,311	240,815	21,393,709	12,557,743	422,443	1,140,873	4,183,909	3,425,308

Equity transactions:
Purchase payments received from contract owners (note 5)	561,733	751,103	5,776,489	6,115,454	335,370	635,787	2,758,988	2,374,196
Transfers between subaccounts (including fixed account), net (note 5a)	(1)	-	(591,228)	(553,675)	(316,290)	103,180	(192,306)	(227,389)
Surrenders and Death Benefits (notes 3 and note 5)	(430,717)	(708,068)	(7,965,461)	(8,309,876)	(875,779)	(1,177,811)	(2,032,887)	(3,468,449)
Net policy repayments (loans) (note 4)	(12,548)	(14,326)	321,896	26,099	(19,037)	50,953	(460,152)	(125,124)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(253,490)	(280,407)	(6,510,185)	(6,844,442)	(634,654)	(686,039)	(2,619,137)	(2,818,444)
Adjustments to maintain reserves	94	64	4,619	(8,453)	(209)	(1,577)	1,583	862

Net equity transactions	(134,929)	(251,634)	(8,963,870)	(9,574,893)	(1,510,599)	(1,075,507)	(2,543,911)	(4,264,348)

Net change in contract owners’ equity	(130,618)	(10,819)	12,429,839	2,982,850	(1,088,156)	65,366	1,639,998	(839,040)
Contract owners’ equity beginning of period	2,749,233	2,760,052	81,967,981	78,985,131	8,853,867	8,788,501	29,409,345	30,248,385

Contract owners’ equity end of period	$2,618,615	2,749,233	94,397,820	81,967,981	7,765,711	8,853,867	31,049,343	29,409,345

CHANGES IN UNITS:
Beginning units	15,521	16,802	150,011	169,119	17,236	20,354	64,290	72,267
Units purchased	3,221	5,100	12,830	15,937	438	594	7,070	6,886
Units redeemed	(4,801)	(6,381)	(26,320)	(35,045)	(3,050)	(3,712)	(11,596)	(14,863)

Ending units	13,941	15,521	136,521	150,011	14,624	17,236	59,764	64,290

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	FNRS2		FEIS		FF10S		FF20S
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$(532)	1,268	85,258	97,835	1,680	8,193	17,164	22,129
Realized gain (loss) on investments	155,657	108,678	(57,667)	(167,847)	56,775	19,385	109,073	464
Change in unrealized gain (loss) on investments	211,543	(39,608)	786,330	412,421	(14,510)	38,982	97,319	161,674
Reinvested capital gains	10,784	-	336,730	264,599	6,986	10,505	22,863	21,290

Net increase (decrease) in contract owners’ equity resulting from operations	377,452	70,338	1,150,651	607,008	50,931	77,065	246,419	205,557

Equity transactions:
Purchase payments received from contract owners (note 5)	242,198	307,534	632,368	621,054	59,543	39,053	115,379	201,037
Transfers between subaccounts (including fixed account), net (note 5a)	-	(4)	(3)	(6)	-	-	-	17
Surrenders and Death Benefits (notes 3 and note 5)	(466,620)	(184,112)	(343,423)	(305,645)	(540,235)	(9,538)	(311,137)	(11,299)
Net policy repayments (loans) (note 4)	(7,451)	5,322	(11,152)	(3,029)	(87)	123	23,195	1,641
Redemptions to pay cost of insurance charges and administration charges (note 5)	(116,774)	(143,184)	(336,909)	(335,858)	(35,814)	(71,793)	(119,122)	(206,774)
Adjustments to maintain reserves	(46)	(146)	286	(147)	11	(78)	137	(127)

Net equity transactions	(348,693)	(14,590)	(58,833)	(23,631)	(516,582)	(42,233)	(291,548)	(15,505)

Net change in contract owners’ equity	28,759	55,748	1,091,818	583,377	(465,651)	34,832	(45,129)	190,052
Contract owners’ equity beginning of period	1,797,577	1,741,829	4,345,627	3,762,250	753,672	718,840	1,846,144	1,656,092

Contract owners’ equity end of period	$1,826,336	1,797,577	5,437,445	4,345,627	288,021	753,672	1,801,015	1,846,144

CHANGES IN UNITS:
Beginning units	10,390	10,469	25,858	26,038	5,273	5,579	12,820	12,925
Units purchased	1,375	2,089	3,487	4,080	406	288	915	1,543
Units redeemed	(3,198)	(2,168)	(3,880)	(4,260)	(3,883)	(594)	(2,881)	(1,648)

Ending units	8,567	10,390	25,465	25,858	1,796	5,273	10,854	12,820

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	FF30S		FGP		FGS		FHIPR
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$16,583	18,127	(430,315)	33,873	(15,848)	(5,816)	260,894	245,804
Realized gain (loss) on investments	1,767	(20,646)	7,342,924	4,647,691	58,660	32,581	76,162	160,077
Change in unrealized gain (loss) on investments	272,855	174,591	27,976,399	9,664,209	812,044	276,419	(89,698)	185,586
Reinvested capital gains	23,611	12,391	78,611	-	1,979	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	314,816	184,463	34,967,619	14,345,773	856,835	303,184	247,358	591,467

Equity transactions:
Purchase payments received from contract owners (note 5)	266,952	116,711	7,966,894	8,416,447	284,954	353,768	1,235,424	2,056,262
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	(60,734)	(409,618)	(1)	(1)	5	(7)
Surrenders and Death Benefits (notes 3 and note 5)	(36,236)	(65,568)	(10,110,956)	(13,115,460)	(254,654)	(141,982)	(792,396)	(1,467,173)
Net policy repayments (loans) (note 4)	(32)	2,010	(111,781)	309,957	(17,263)	(15,846)	(27,023)	(33,114)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(79,267)	(68,700)	(8,951,498)	(9,571,497)	(184,148)	(195,879)	(374,159)	(439,177)
Adjustments to maintain reserves	198	(87)	7,315	(5,764)	-	5	(4,566)	(4,697)

Net equity transactions	151,615	(15,634)	(11,260,760)	(14,375,935)	(171,112)	65	37,285	112,094

Net change in contract owners’ equity	466,431	168,829	23,706,859	(30,162)	685,723	303,249	284,643	703,561
Contract owners’ equity beginning of period	1,431,901	1,263,072	104,283,398	104,313,560	2,509,079	2,205,830	4,947,153	4,243,592

Contract owners’ equity end of period	$1,898,332	1,431,901	127,990,257	104,283,398	3,194,802	2,509,079	5,231,796	4,947,153

CHANGES IN UNITS:
Beginning units	10,016	10,126	216,881	250,347	15,108	15,100	35,561	34,624
Units purchased	1,754	907	19,317	24,710	1,565	2,430	10,275	16,266
Units redeemed	(760)	(1,017)	(39,696)	(58,176)	(2,443)	(2,422)	(10,099)	(15,329)

Ending units	11,010	10,016	196,502	216,881	14,230	15,108	35,737	35,561

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	FIGBP		FIGBS		FMCS		FOP
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$461,522	549,657	22,373	21,836	(33,156)	(20,675)	91,682	166,296
Realized gain (loss) on investments	213,924	389,098	576	14,698	53,058	(53,369)	8,688	(87,868)
Change in unrealized gain (loss) on investments	(1,811,982)	(42,215)	(80,362)	(4,170)	1,965,175	691,566	3,229,651	2,112,631
Reinvested capital gains	343,666	883,409	17,782	39,819	1,484,407	829,692	47,739	40,086

Net increase (decrease) in contract owners’ equity resulting from operations	(792,870)	1,779,949	(39,631)	72,183	3,469,484	1,447,214	3,377,760	2,231,145

Equity transactions:
Purchase payments received from contract owners (note 5)	2,299,556	3,601,083	153,792	169,283	1,057,569	819,858	399,021	461,953
Transfers between subaccounts (including fixed account), net (note 5a)	(438,609)	(65,505)	-	-	4	-	(37,748)	(47,646)
Surrenders and Death Benefits (notes 3 and note 5)	(2,954,114)	(4,848,169)	(15,739)	(79,058)	(1,689,665)	(1,787,126)	(1,043,617)	(1,340,597)
Net policy repayments (loans) (note 4)	(73,231)	61,000	387	(67,007)	4,047	28,769	(36,154)	145,421
Redemptions to pay cost of insurance charges and administration charges (note 5)	(2,444,044)	(2,861,516)	(109,880)	(125,901)	(699,863)	(728,021)	(926,399)	(992,819)
Adjustments to maintain reserves	1,300	(2,322)	(30)	(81)	(1,798)	(565)	1,669	(2,034)

Net equity transactions	(3,609,142)	(4,115,429)	28,530	(102,764)	(1,329,706)	(1,667,085)	(1,643,228)	(1,775,722)

Net change in contract owners’ equity	(4,402,012)	(2,335,480)	(11,101)	(30,581)	2,139,778	(219,871)	1,734,532	455,423
Contract owners’ equity beginning of period	32,793,519	35,128,999	1,487,703	1,518,284	10,529,612	10,749,483	12,275,875	11,820,452

Contract owners’ equity end of period	$28,391,507	32,793,519	1,476,602	1,487,703	12,669,390	10,529,612	14,010,407	12,275,875

CHANGES IN UNITS:
Beginning units	87,058	98,957	9,601	10,286	30,197	34,398	28,954	34,059
Units purchased	12,514	13,595	1,528	1,316	3,008	3,000	682	1,781
Units redeemed	(18,226)	(25,494)	(1,343)	(2,001)	(6,324)	(7,201)	(5,102)	(6,886)

Ending units	81,346	87,058	9,786	9,601	26,881	30,197	24,534	28,954

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	FOPR		FOS		FOSR		FVSS
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$149,034	273,591	271	556	16,051	27,858	2,571	(4,817)
Realized gain (loss) on investments	(1,078,256)	(1,352,471)	(1,540)	(5,364)	(64,654)	(151,820)	194,019	238,157
Change in unrealized gain (loss) on investments	6,481,264	4,584,351	14,995	14,263	775,578	538,324	371,798	241,677
Reinvested capital gains	81,217	66,442	200	173	10,999	8,237	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	5,633,259	3,571,913	13,926	9,628	737,974	422,599	568,388	475,017

Equity transactions:
Purchase payments received from contract owners (note 5)	2,035,628	2,020,652	1,725	1,699	329,803	331,994	345,489	164,466
Transfers between subaccounts (including fixed account), net (note 5a)	(360,124)	(125,673)	-	-	-	-	1	3
Surrenders and Death Benefits (notes 3 and note 5)	(2,690,985)	(2,391,995)	(3,489)	(2,484)	(165,338)	(173,929)	(316,118)	(506,326)
Net policy repayments (loans) (note 4)	98,451	107,904	177	(643)	(6,203)	(3,287)	(23,239)	6,114
Redemptions to pay cost of insurance charges and administration charges (note 5)	(1,323,417)	(1,398,287)	(6,975)	(8,143)	(190,474)	(189,059)	(146,401)	(140,655)
Adjustments to maintain reserves	3,636	(5,373)	7	105	96	(96)	557	241

Net equity transactions	(2,236,811)	(1,792,772)	(8,555)	(9,466)	(32,116)	(34,377)	(139,711)	(476,157)

Net change in contract owners’ equity	3,396,448	1,779,141	5,371	162	705,858	388,222	428,677	(1,140)
Contract owners’ equity beginning of period	20,255,400	18,476,259	53,121	52,959	2,511,689	2,123,467	1,940,867	1,942,007

Contract owners’ equity end of period	$23,651,848	20,255,400	58,492	53,121	3,217,547	2,511,689	2,369,544	1,940,867

CHANGES IN UNITS:
Beginning units	121,485	132,941	275	328	18,258	18,487	7,354	7,881
Units purchased	14,217	16,594	9	13	2,357	2,827	1,349	897
Units redeemed	(24,914)	(28,050)	(50)	(66)	(2,530)	(3,056)	(1,801)	(1,424)

Ending units	110,788	121,485	234	275	18,085	18,258	6,902	7,354

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	FTVRDI		FTVSVI		FTVDM3		TIF
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$71,410	67,592	45,431	17,591	21,831	16,359	24,395	31,567
Realized gain (loss) on investments	781,726	744,300	301,624	(67,569)	63,460	135,335	25,360	(97,517)
Change in unrealized gain (loss) on investments	897,820	(127,040)	1,333,101	905,487	(106,136)	105,586	215,523	257,752
Reinvested capital gains	-	-	95,428	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,750,956	684,852	1,775,584	855,509	(20,845)	257,280	265,278	191,802

Equity transactions:
Purchase payments received from contract owners (note 5)	1,262,944	1,427,810	576,429	397,947	320,259	281,004	323,509	121,722
Transfers between subaccounts (including fixed account), net (note 5a)	(40)	10	(4)	(68)	-	39	48	2
Surrenders and Death Benefits (notes 3 and note 5)	(1,657,234)	(1,534,012)	(849,189)	(786,009)	(520,382)	(314,314)	(54,899)	(170,796)
Net policy repayments (loans) (note 4)	(264)	(10,633)	(25,606)	6,297	(13,328)	1,620	10,894	12,434
Redemptions to pay cost of insurance charges and administration charges (note 5)	(466,687)	(559,847)	(348,602)	(383,094)	(143,915)	(177,914)	(131,925)	(128,415)
Adjustments to maintain reserves	2,197	(1,564)	866	(824)	75	(142)	(101)	(739)

Net equity transactions	(859,084)	(678,236)	(646,106)	(765,751)	(357,291)	(209,707)	147,526	(165,792)

Net change in contract owners’ equity	891,872	6,616	1,129,478	89,758	(378,136)	47,573	412,804	26,010
Contract owners’ equity beginning of period	6,413,833	6,407,217	5,243,841	5,154,083	2,254,464	2,206,891	1,183,652	1,157,642

Contract owners’ equity end of period	$7,305,705	6,413,833	6,373,319	5,243,841	1,876,328	2,254,464	1,596,456	1,183,652

CHANGES IN UNITS:
Beginning units	28,081	31,764	18,139	21,059	12,320	13,552	1,971	2,155
Units purchased	5,363	6,695	1,811	1,857	2,108	1,773	198	152
Units redeemed	(8,853)	(10,378)	(3,516)	(4,777)	(3,989)	(3,005)	(249)	(336)

Ending units	24,591	28,081	16,434	18,139	10,439	12,320	1,920	1,971

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	FTVGI3		FTVFA2		AMTB		AMINS
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$109,423	141,748	4,542	614	126,689	208,414	18	4
Realized gain (loss) on investments	45,888	51,437	(3,110)	397	(186,297)	(215,747)	101	(127)
Change in unrealized gain (loss) on investments	(165,055)	139,944	(770)	3,074	56,229	348,988	262	477
Reinvested capital gains	33,551	4,048	7,017	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	23,807	337,177	7,679	4,085	(3,379)	341,655	381	354

Equity transactions:
Purchase payments received from contract owners (note 5)	342,165	468,806	58,045	550	762,945	843,365	1,272	1,042
Transfers between subaccounts (including fixed account), net (note 5a)	(4)	4	-	-	486,342	198,282	-	-
Surrenders and Death Benefits (notes 3 and note 5)	(300,751)	(371,226)	(26,713)	-	(457,140)	(544,772)	-	-
Net policy repayments (loans) (note 4)	(5,116)	(3,969)	-	-	35,119	(14,692)	-	-
Redemptions to pay cost of insurance charges and administration charges (note 5)	(150,709)	(168,221)	(4,636)	(3,430)	(709,001)	(822,278)	(1,201)	(1,098)
Adjustments to maintain reserves	61	(58)	(40)	35	503	(2,397)	71	30

Net equity transactions	(114,354)	(74,664)	26,656	(2,845)	118,768	(342,492)	142	(26)

Net change in contract owners’ equity	(90,547)	262,513	34,335	1,240	115,389	(837)	523	328
Contract owners’ equity beginning of period	2,766,107	2,503,594	30,814	29,574	8,750,469	8,751,306	2,194	1,866

Contract owners’ equity end of period	$2,675,560	2,766,107	65,149	30,814	8,865,858	8,750,469	2,717	2,194

CHANGES IN UNITS:
Beginning units	14,340	14,830	294	323	35,997	38,233	17	17
Units purchased	2,033	2,701	476	7	6,333	5,203	9	9
Units redeemed	(2,627)	(3,191)	(264)	(36)	(6,382)	(7,439)	(8)	(9)

Ending units	13,746	14,340	506	294	35,948	35,997	18	17

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	AMCG		AMTP		AMFAS		AMSRS
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$(1,874)	(1,967)	17,116	(5,428)	(3,362)	(2,974)	153	(2,778)
Realized gain (loss) on investments	11,295	43,681	142,622	150,477	39,816	58,355	45,674	16,760
Change in unrealized gain (loss) on investments	66,984	(7,628)	643,212	264,174	141,085	(17,646)	173,324	45,867
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	76,405	34,086	802,950	409,223	177,539	37,735	219,151	59,849

Equity transactions:
Purchase payments received from contract owners (note 5)	3,523	28,782	146,402	138,980	77,711	54,297	52,794	47,669
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	(1)	(71)	(95)	(20)	-	(3)
Surrenders and Death Benefits (notes 3 and note 5)	(52)	(78,202)	(187,803)	(317,219)	(55,732)	(110,080)	(57,116)	(68,581)
Net policy repayments (loans) (note 4)	(140)	(37)	2,617	706	4,334	785	1,351	1,542
Redemptions to pay cost of insurance charges and administration charges (note 5)	(29,717)	(29,338)	(188,490)	(194,767)	(46,526)	(56,060)	(39,211)	(38,688)
Adjustments to maintain reserves	1,476	(1,211)	(856)	743	171	(468)	616	(752)

Net equity transactions	(24,910)	(80,006)	(228,131)	(371,628)	(20,137)	(111,546)	(41,566)	(58,813)

Net change in contract owners’ equity	51,495	(45,920)	574,819	37,595	157,402	(73,811)	177,585	1,036
Contract owners’ equity beginning of period	252,139	298,059	2,784,832	2,747,237	394,392	468,203	604,430	603,394

Contract owners’ equity end of period	$303,634	252,139	3,359,651	2,784,832	551,794	394,392	782,015	604,430

CHANGES IN UNITS:
Beginning units	565	610	3,452	4,031	2,512	2,826	2,447	2,722
Units purchased	4	15	196	223	415	448	248	255
Units redeemed	(24)	(60)	(430)	(802)	(576)	(762)	(346)	(530)

Ending units	545	565	3,218	3,452	2,351	2,512	2,349	2,447

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	OVGS3		OVGS		OVGI		OVSC
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$58,635	113,015	8,035	16,041	8,337	4,808	2,827	(1,372)
Realized gain (loss) on investments	33,870	(135,855)	34,797	(58,632)	(382)	(31,273)	146,590	35,219
Change in unrealized gain (loss) on investments	2,136,052	1,551,970	219,249	252,251	592,411	353,232	243,266	153,072
Reinvested capital gains	-	-	-	-	-	-	14,950	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,228,557	1,529,130	262,081	209,660	600,366	326,767	407,633	186,919

Equity transactions:
Purchase payments received from contract owners (note 5)	808,306	884,782	38,962	40,446	232,253	226,771	260,825	99,212
Transfers between subaccounts (including fixed account), net (note 5a)	9	(19)	-	-	1	231	2	2
Surrenders and Death Benefits (notes 3 and note 5)	(794,316)	(759,290)	(230,589)	(196,781)	(293,662)	(405,785)	(269,010)	(236,573)
Net policy repayments (loans) (note 4)	(50,180)	(27,973)	1,053	2,819	(5,778)	7,794	(24,763)	19,221
Redemptions to pay cost of insurance charges and administration charges (note 5)	(569,715)	(584,475)	(76,285)	(89,868)	(174,918)	(161,614)	(77,842)	(83,981)
Adjustments to maintain reserves	230	(208)	(114)	112	1,137	(1,058)	(173)	181

Net equity transactions	(605,666)	(487,183)	(266,973)	(243,272)	(240,967)	(333,661)	(110,961)	(201,938)

Net change in contract owners’ equity	1,622,891	1,041,947	(4,892)	(33,612)	359,399	(6,894)	296,672	(15,019)
Contract owners’ equity beginning of period	8,716,023	7,674,076	1,145,985	1,179,597	2,128,724	2,135,618	1,094,143	1,109,162

Contract owners’ equity end of period	$10,338,914	8,716,023	1,141,093	1,145,985	2,488,123	2,128,724	1,390,815	1,094,143

CHANGES IN UNITS:
Beginning units	51,652	54,728	2,710	3,181	13,720	15,102	4,172	5,011
Units purchased	4,865	6,656	43	70	1,439	1,763	1,072	565
Units redeemed	(8,042)	(9,732)	(347)	(541)	(3,013)	(3,145)	(1,369)	(1,404)

Ending units	48,475	51,652	2,406	2,710	12,146	13,720	3,875	4,172

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	OVSB		PMVFBA		PMVLDA		PMVTRA
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$21,946	(607)	2,269	10,369	3,652	7,168	18,510	21,803
Realized gain (loss) on investments	(690)	73	(550)	5,786	3,297	5,983	(18,715)	27,096
Change in unrealized gain (loss) on investments	(25,641)	8,677	(20,647)	(11,190)	(11,371)	17,566	(36,128)	8,267
Reinvested capital gains	-	-	2,117	5,278	-	-	9,479	23,207

Net increase (decrease) in contract owners’ equity resulting from operations	(4,385)	8,143	(16,811)	10,243	(4,422)	30,717	(26,854)	80,373

Equity transactions:
Purchase payments received from contract owners (note 5)	92,272	496,563	16,351	52,906	84,025	126,844	245,730	500,741
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	-	-	-	-	70,769	567,925
Surrenders and Death Benefits (notes 3 and note 5)	4,756	(2,645)	(9,787)	(41,391)	(113,998)	(132,309)	(450,644)	(303,339)
Net policy repayments (loans) (note 4)	1,230	(20)	160	7	3,734	36,595	6,984	(1,504)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(33,889)	(7,463)	(11,820)	(14,625)	(44,067)	(45,175)	(58,534)	(52,196)
Adjustments to maintain reserves	323	24	41	(26)	23	(13)	(496)	275,671

Net equity transactions	64,692	486,459	(5,055)	(3,129)	(70,283)	(14,058)	(186,191)	987,298

Net change in contract owners’ equity	60,307	494,602	(21,866)	7,114	(74,705)	16,659	(213,045)	1,067,671
Contract owners’ equity beginning of period	494,602	-	232,104	224,990	577,942	561,283	1,252,931	185,260

Contract owners’ equity end of period	$554,909	494,602	210,238	232,104	503,237	577,942	1,039,886	1,252,931

CHANGES IN UNITS:
Beginning units	4,550	-	1,736	1,762	4,773	4,870	6,311	1,842
Units purchased	1,123	4,655	135	418	791	1,503	2,609	5,223
Units redeemed	(628)	(105)	(177)	(444)	(1,371)	(1,600)	(3,806)	(754)

Ending units	5,045	4,550	1,694	1,736	4,193	4,773	5,114	6,311

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	PVGIB		PVTIGB		PVTVB		ACEG
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$2,417	2,017	2,972	1,095	505	(2,688)	(747)	(1,297)
Realized gain (loss) on investments	18,192	9,696	50,572	1,146	17,581	21,924	14,786	(2,532)
Change in unrealized gain (loss) on investments	56,490	23,686	3,708	15,027	209,339	76,727	71,304	(5,420)
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	77,099	35,399	57,252	17,268	227,425	95,963	85,343	(9,249)

Equity transactions:
Purchase payments received from contract owners (note 5)	27,805	25,085	23,642	200,306	271,838	84,784	40,079	327,927
Transfers between subaccounts (including fixed account), net (note 5a)	(3)	(1)	-	-	-	-	(2)	-
Surrenders and Death Benefits (notes 3 and note 5)	(32,179)	(8,954)	(263,248)	(3,858)	(250,318)	(161,304)	(97,415)	(42,734)
Net policy repayments (loans) (note 4)	2,286	676	-	-	(956)	18,488	(1,711)	170
Redemptions to pay cost of insurance charges and administration charges (note 5)	(25,199)	(22,878)	(9,518)	(5,392)	(36,441)	(46,126)	(30,885)	(18,145)
Adjustments to maintain reserves	(1,126)	543	(1,428)	1,018	(1,249)	472	(631)	124

Net equity transactions	(28,416)	(5,529)	(250,552)	192,074	(17,126)	(103,686)	(90,565)	267,342

Net change in contract owners’ equity	48,683	29,870	(193,300)	209,342	210,299	(7,723)	(5,222)	258,093
Contract owners’ equity beginning of period	227,520	197,650	278,885	69,543	725,332	733,055	258,093	-

Contract owners’ equity end of period	$276,203	227,520	85,585	278,885	935,631	725,332	252,871	258,093

CHANGES IN UNITS:
Beginning units	1,456	1,497	349	274	3,332	3,887	2,435	-
Units purchased	170	193	13	120	453	654	362	3,082
Units redeemed	(307)	(234)	(162)	(45)	(1,169)	(1,209)	(1,112)	(647)

Ending units	1,319	1,456	200	349	2,616	3,332	1,685	2,435

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	AVBVI		TRHS2		VWBF		VWEM
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$1,250	1,570	(5,290)	(2,641)	105,096	38,923	215,570	(100,913)
Realized gain (loss) on investments	21,333	9,094	75,023	15,846	(49,815)	29,258	(148,491)	(656,000)
Change in unrealized gain (loss) on investments	20,773	15,229	181,633	69,338	(715,100)	149,594	2,561,355	4,630,799
Reinvested capital gains	-	-	41,042	7,755	1,178	43,375	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	43,356	25,893	292,408	90,298	(658,641)	261,150	2,628,434	3,873,886

Equity transactions:
Purchase payments received from contract owners (note 5)	6,078	12,349	554,206	217,841	503,360	3,396,965	1,178,644	10,632,622
Transfers between subaccounts (including fixed account), net (note 5a)	(1)	(1)	(26)	89	(20,905)	1,389,594	(103,924)	2,702,859
Surrenders and Death Benefits (notes 3 and note 5)	(53,324)	(14,202)	(176,678)	(138,033)	(854,124)	(507,096)	(2,223,744)	(2,299,556)
Net policy repayments (loans) (note 4)	-	(58)	(5,008)	(857)	59,582	14,527	15,312	85,553
Redemptions to pay cost of insurance charges and administration charges (note 5)	(4,062)	(7,824)	(39,250)	(29,769)	(443,917)	(488,080)	(1,246,093)	(1,085,479)
Adjustments to maintain reserves	(221)	979	(103)	(170)	(373)	(1,058)	946	(2,920)

Net equity transactions	(51,530)	(8,757)	333,141	49,101	(756,377)	3,804,852	(2,378,859)	10,033,079

Net change in contract owners’ equity	(8,174)	17,136	625,549	139,399	(1,415,018)	4,066,002	249,575	13,906,965
Contract owners’ equity beginning of period	171,330	154,194	428,264	288,865	7,188,903	3,122,901	24,594,686	10,687,721

Contract owners’ equity end of period	$163,156	171,330	1,053,813	428,264	5,773,885	7,188,903	24,844,261	24,594,686

CHANGES IN UNITS:
Beginning units	123	178	2,837	2,487	16,797	5,692	54,894	24,664
Units purchased	7	9	2,953	1,600	2,516	14,842	4,290	38,240
Units redeemed	(43)	(64)	(1,121)	(1,250)	(4,038)	(3,737)	(9,249)	(8,010)

Ending units	87	123	4,669	2,837	15,275	16,797	49,935	54,894

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	VWHA		VVEI		VVHYB		VVMCI
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$9,260	29,866	34,726	28,568	57,557	58,512	4,576	6,396
Realized gain (loss) on investments	86,357	(633,285)	10,004	(40,071)	26,623	34,012	(879)	(58,520)
Change in unrealized gain (loss) on investments	896,724	(160,319)	568,086	240,698	(37,522)	72,415	1,115,251	436,626
Reinvested capital gains	283,435	575,539	-	-	-	-	146,415	104,933

Net increase (decrease) in contract owners’ equity resulting from operations	1,275,776	(188,199)	612,816	229,195	46,658	164,939	1,265,363	489,435

Equity transactions:
Purchase payments received from contract owners (note 5)	1,113,575	8,680,995	230,014	314,325	153,752	405,678	427,456	446,503
Transfers between subaccounts (including fixed account), net (note 5a)	(144,303)	3,193,168	-	5	-	-	4	(1)
Surrenders and Death Benefits (notes 3 and note 5)	(2,749,187)	(1,562,028)	(92,541)	(100,694)	49,393	(354,848)	(293,689)	(144,848)
Net policy repayments (loans) (note 4)	(159,305)	(122,741)	(6,215)	(8,636)	(1,583)	(2,179)	(10,964)	(11,581)
Redemptions to pay cost of insurance charges and administration charges (note 5)	(781,629)	(818,385)	(155,768)	(166,468)	(95,778)	(102,350)	(268,819)	(263,020)
Adjustments to maintain reserves	(1,888)	(4,606)	209	(92)	182	(116)	132	(351)

Net equity transactions	(2,722,737)	9,366,403	(24,301)	38,440	105,966	(53,815)	(145,880)	26,702

Net change in contract owners’ equity	(1,446,961)	9,178,204	588,515	267,635	152,624	111,124	1,119,483	516,137
Contract owners’ equity beginning of period	14,876,388	5,698,184	2,136,187	1,868,552	1,347,324	1,236,200	3,817,486	3,301,349

Contract owners’ equity end of period	$13,429,427	14,876,388	2,724,702	2,136,187	1,499,948	1,347,324	4,936,969	3,817,486

CHANGES IN UNITS:
Beginning units	21,830	5,489	11,391	11,192	7,044	7,317	16,798	16,665
Units purchased	1,963	19,659	1,165	1,896	1,364	2,401	1,676	2,252
Units redeemed	(5,339)	(3,318)	(1,277)	(1,697)	(821)	(2,674)	(2,220)	(2,119)

Ending units	18,454	21,830	11,279	11,391	7,587	7,044	16,254	16,798

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	VVHGB		WRASP		SVDF		SVOF
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$19,143	20,685	2,065	1,537	(9,418)	(7,460)	(1,967)	(2,407)
Realized gain (loss) on investments	7,375	12,588	17,902	6,561	308,603	260,152	59,878	54,837
Change in unrealized gain (loss) on investments	(81,028)	(7,885)	57,544	41,078	168,516	(84,069)	60,960	10,223
Reinvested capital gains	13,791	10,611	-	-	46,632	-	-	159

Net increase (decrease) in contract owners’ equity resulting from operations	(40,719)	35,999	77,511	49,176	514,333	168,623	118,871	62,812

Equity transactions:
Purchase payments received from contract owners (note 5)	139,521	170,348	36,388	43,069	624,096	456,750	38,093	36,609
Transfers between subaccounts (including fixed account), net (note 5a)	-	(1)	-	-	-	49	2	-
Surrenders and Death Benefits (notes 3 and note 5)	77,191	(16,837)	(34,136)	(50,407)	(683,934)	(421,342)	(56,496)	(62,093)
Net policy repayments (loans) (note 4)	(1,767)	(4,132)	(3,074)	15,444	(2,344)	(251)	(17,386)	125
Redemptions to pay cost of insurance charges and administration charges (note 5)	(92,916)	(100,540)	(29,283)	(26,700)	(142,129)	(83,483)	(49,299)	(50,679)
Adjustments to maintain reserves	72	(180)	31	(95)	(1,018)	513	364	115

Net equity transactions	122,101	48,658	(30,074)	(18,689)	(205,329)	(47,764)	(84,722)	(75,923)

Net change in contract owners’ equity	81,382	84,657	47,437	30,487	309,004	120,859	34,149	(13,111)
Contract owners’ equity beginning of period	1,241,309	1,156,652	329,612	299,125	1,206,290	1,085,431	430,213	443,324

Contract owners’ equity end of period	$1,322,691	1,241,309	377,049	329,612	1,515,294	1,206,290	464,362	430,213

CHANGES IN UNITS:
Beginning units	8,223	7,895	2,356	2,529	5,359	5,045	760	1,059
Units purchased	1,918	1,603	317	523	2,366	1,929	54	110
Units redeemed	(1,088)	(1,275)	(503)	(696)	(2,849)	(1,615)	(251)	(409)

Ending units	9,053	8,223	2,170	2,356	4,876	5,359	563	760

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	WFVSCG		AVCA		VWBFR		VWEMR
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$(1,158)	(845)	-	(638)	-	98,528	-	(21,947)
Realized gain (loss) on investments	2,633	2,478	-	37,813	-	44,554	-	2,329,147
Change in unrealized gain (loss) on investments	51,810	(941)	-	407	-	(101,662)	-	(222,701)
Reinvested capital gains	8,053	4,828	-	-	-	66,416	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	61,338	5,520	-	37,582	-	107,836	-	2,084,499

Equity transactions:
Purchase payments received from contract owners (note 5)	4,707	47,469	-	42,427	-	180,411	-	367,074
Transfers between subaccounts (including fixed account), net (note 5a)	-	-	-	-	-	(1,435,773)	-	(2,856,157)
Surrenders and Death Benefits (notes 3 and note 5)	(15,753)	(8,252)	-	(336,463)	-	(3,461,979)	-	(10,228,050)
Net policy repayments (loans) (note 4)	(62)	87	-	(59)	-	(2,313)	-	54,524
Redemptions to pay cost of insurance charges and administration charges (note 5)	(6,911)	(8,932)	-	(9,595)	-	(124,683)	-	(250,799)
Adjustments to maintain reserves	82	(9)	-	231	-	(696)	-	1,249

Net equity transactions	(17,937)	30,363	-	(303,459)	-	(4,845,033)	-	(12,912,159)

Net change in contract owners’ equity	43,401	35,883	-	(265,877)	-	(4,737,197)	-	(10,827,660)
Contract owners’ equity beginning of period	138,240	102,357	-	265,877	-	4,737,197	-	10,827,660

Contract owners’ equity end of period	$181,641	138,240	-	-	-	-	-	-

CHANGES IN UNITS:
Beginning units	825	654	-	2,077	-	20,576	-	39,908
Units purchased	23	277	-	308	-	1,290	-	1,654
Units redeemed	(121)	(106)	-	(2,385)	-	(21,866)	-	(41,562)

Ending units	727	825	-	-	-	-	-	-

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	VWHAR		OVHI3		OVHI		JAIGS2
	2013	2012	2013	2012	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$-	(18,097)	-	62,895	-	13,583	-	(14,053)
Realized gain (loss) on investments	-	8,906	-	(657)	-	(9,032)	-	(520,017)
Change in unrealized gain (loss) on investments	-	(224,295)	-	(18,142)	-	5,894	-	1,268,684
Reinvested capital gains	-	794,201	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	-	560,715	-	44,096	-	10,445	-	734,614

Equity transactions:
Purchase payments received from contract owners (note 5)	-	315,449	-	201,886	-	228	-	194,317
Transfers between subaccounts (including fixed account), net (note 5a)	-	(3,257,295)	-	-	-	-	-	(3)
Surrenders and Death Benefits (notes 3 and note 5)	-	(8,163,770)	-	(563,876)	-	(105,567)	-	(6,291,293)
Net policy repayments (loans) (note 4)	-	62,775	-	(2,811)	-	9,480	-	23,664
Redemptions to pay cost of insurance charges and administration charges (note 5)	-	(202,201)	-	(21,403)	-	(10,017)	-	(126,770)
Adjustments to maintain reserves	-	3,994	-	(4)	-	54	-	(135)

Net equity transactions	-	(11,241,048)	-	(386,208)	-	(105,822)	-	(6,200,220)

Net change in contract owners’ equity	-	(10,680,333)	-	(342,112)	-	(95,377)	-	(5,465,606)
Contract owners’ equity beginning of period	-	10,680,333	-	342,112	-	95,377	-	5,465,606

Contract owners’ equity end of period	$-	-	-	-	-	-	-	-

CHANGES IN UNITS:
Beginning units	-	26,115	-	12,162	-	1,404	-	27,919
Units purchased	-	1,086	-	7,023	-	247	-	957
Units redeemed	-	(27,201)	-	(19,185)	-	(1,651)	-	(28,876)

Ending units	-	-	-	-	-	-	-	-

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2013 and 2012

	JAGTS2		AVCDI
	2013	2012	2013	2012
Investment activity:
Net investment income (loss)	$-	(1,759)	-	(3,132)
Realized gain (loss) on investments	-	165,325	-	101,956
Change in unrealized gain (loss) on investments	-	(40,170)	-	64,922
Reinvested capital gains	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	-	123,396	-	163,746

Equity transactions:
Purchase payments received from contract owners (note 5)	-	55,387	-	17,999
Transfers between subaccounts (including fixed account), net (note 5a)	-	63	-	-
Surrenders and Death Benefits (notes 3 and note 5)	-	(836,886)	-	(1,362,876)
Net policy repayments (loans) (note 4)	-	4,891	-	3,708
Redemptions to pay cost of insurance charges and administration charges (note 5)	-	(15,285)	-	(17,933)
Adjustments to maintain reserves	-	23	-	441

Net equity transactions	-	(791,807)	-	(1,358,661)

Net change in contract owners’ equity	-	(668,411)	-	(1,194,915)
Contract owners’ equity beginning of period	-	668,411	-	1,194,915

Contract owners’ equity end of period	$-	-	-	-

CHANGES IN UNITS:
Beginning units	-	4,554	-	6,796
Units purchased	-	376	-	127
Units redeemed	-	(4,930)	-	(6,923)

Ending units	-	-	-	-

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2013

(1) Organization

The Nationwide Provident VLI Separate Account 1 (the Account) was established by Nationwide Life Insurance Company of America (NLICA) (The Company) under the provisions of the Pennsylvania Insurance Law. The Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Nationwide NVIT Nationwide Fund Class IV, Nationwide NVIT Money Market Fund Class IV, Nationwide NVIT Government Bond Fund Class IV and J.P. Morgan NVIT Balanced Fund Class IV subaccounts are the only subaccounts available with single premium and scheduled premium policies.

On December 31, 2009, NLICA merged with Nationwide Life and Insurance Company (NLIC or the Company) with NLIC as the surviving entity.

With certain exceptions, contract owners in either the accumulation or the payout phase may invest in the following:

ALGER AMERICAN FUNDS
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
BLACKROCK FUNDS
Global Allocation V.I. Fund - Class II (MLVGA2)
DREYFUS CORPORATION
Stock Index Fund, Inc. - Initial Shares (DSIF)
INVESCO INVESTMENTS
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
JANUS FUNDS
Janus Aspen Series - Balanced Portfolio - Service Shares (JABS)
Janus Aspen Series - Forty Portfolio - Service Shares (JACAS)
Janus Aspen Series - Global Technology Portfolio - Service Shares (JAGTS)
Janus Aspen Series - Overseas Portfolio - Service Shares (JAIGS)
MASSACHUSETTS FINANCIAL SERVICES CO.
Investors Growth Stock Series - Initial Class (MIGIC)
Value Series - Initial Class (MVFIC)
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
MORGAN STANLEY
Core Plus Fixed Income Portfolio - Class I (MSVFI)
Emerging Markets Debt Portfolio - Class I (MSEM)
U.S. Real Estate Portfolio - Class I (MSVRE)
NATIONWIDE FUNDS GROUP
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
American Funds NVIT Bond Fund - Class II (GVABD2)
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
American Funds NVIT Growth Fund - Class II (GVAGR2)
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
Federated NVIT High Income Bond Fund - Class I (HIBF)
Federated NVIT High Income Bond Fund - Class III (HIBF3)
NVIT Emerging Markets Fund - Class I (GEM)
NVIT Emerging Markets Fund - Class III (GEM3)
NVIT International Equity Fund - Class III (GIG3)
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
NVIT Core Bond Fund - Class I (NVCBD1)
NVIT Core Plus Bond Fund - Class I (NVLCP1)
NVIT Nationwide Fund - Class IV (TRF4)
NVIT Government Bond Fund - Class I (GBF)
NVIT Government Bond Fund - Class IV (GBF4)
American Century NVIT Growth Fund - Class IV (CAF4)
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
NVIT Mid Cap Index Fund - Class I (MCIF)
NVIT Multi-Manager International Growth Fund - Class III (NVMIG3)
NVIT Multi-Manager International Value Fund - Class III (GVDIV3)
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
NVIT Multi-Sector Bond Fund - Class I (MSBF)
NVIT S&P 500 Index Fund - Class IV (GVEX4)
NVIT Short Term Bond Fund - Class II (NVSTB2)
NVIT Large Cap Growth Fund - Class I (NVOLG1)
Templeton NVIT International Value Fund - Class III (NVTIV3)
Invesco NVIT Comstock Value Fund - Class IV (EIF4)
NVIT Real Estate Fund - Class I (NVRE1)

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2013

NVIT Money Market Fund - Class IV (SAM4)
PORTFOLIOS OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC
VPS Growth and Income Portfolio - Class A (ALVGIA)
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
PORTFOLIOS OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Income & Growth Fund - Class I (ACVIG)
American Century VP Inflation Protection Fund - Class II (ACVIP2)
VP International Fund - Class I (ACVI)
VP International Fund - Class III (ACVI3)*
VP Mid Cap Value Fund - Class I (ACVMV1)
VP Ultra(R) Fund - Class I (ACVU1)
VP Value Fund - Class I (ACVV)*
VP Vista(SM) Fund - Class I (ACVVS1)
PORTFOLIOS OF THE DREYFUS INVESTMENT PORTFOLIOS
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
PORTFOLIOS OF THE DREYFUS VARIABLE INVESTMENT FUND
Appreciation Portfolio - Initial Shares (DCAP)
Opportunistic Small Cap Portfolio: Initial Shares (DSC)
PORTFOLIOS OF THE FEDERATED INSURANCE SERIES
Managed Tail Risk Fund II: Primary Shares (FVCA2P)
Quality Bond Fund II - Primary Shares (FQB)
PORTFOLIOS OF THE FIDELITY(R) VARIABLE INSURANCE PRODUCTS
Equity-Income Portfolio - Initial Class (FEIP)
High Income Portfolio - Initial Class (FHIP)
VIP Asset Manager Portfolio - Initial Class (FAMP)
VIP Contrafund Portfolio - Initial Class (FCP)*
VIP Energy Portfolio - Service Class 2 (FNRS2)
VIP Equity-Income Portfolio - Service Class (FEIS)
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
VIP Growth Portfolio - Initial Class (FGP)
VIP Growth Portfolio - Service Class (FGS)
VIP High Income Portfolio - Initial Class R (FHIPR)
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
VIP Mid Cap Portfolio - Service Class (FMCS)
VIP Overseas Portfolio - Initial Class (FOP)
VIP Overseas Portfolio - Initial Class R (FOPR)
VIP Overseas Portfolio - Service Class (FOS)
VIP Overseas Portfolio - Service Class R (FOSR)
VIP Value Strategies Portfolio - Service Class (FVSS)
PORTFOLIOS OF THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Rising Dividends Securities Fund - Class 1 (FTVRDI)
Franklin Small Cap Value Securities Fund - Class 1 (FTVSVI)
Templeton Developing Markets Securities Fund - Class 3 (FTVDM3)
Templeton Foreign Securities Fund - Class 1 (TIF)
Templeton Global Bond Securities Fund - Class 3 (FTVGI3)
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
PORTFOLIOS OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Short Duration Bond Portfolio - I Class Shares (AMTB)
International Portfolio - S Class Shares (AMINS)
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
Advisers Management Trust: Mid Cap Intrinsic Value Portfolio - Class S (AMRS)*
Small-Cap Growth Portfolio - S Class Shares (AMFAS)
Socially Responsive Portfolio - I Class Shares (AMSRS)
PORTFOLIOS OF THE OPPENHEIMER VARIABLE ACCOUNT FUNDS
Capital Appreciation Fund/VA - Non-Service Shares (OVGR)*
Global Securities Fund/VA - Class 3 (OVGS3)
Global Securities Fund/VA - Non-Service Shares (OVGS)
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
PORTFOLIOS OF THE PIMCO VARIABLE INSURANCE TRUST
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
Low Duration Portfolio - Administrative Class (PMVLDA)
Total Return Portfolio - Administrative Class (PMVTRA)
PORTFOLIOS OF THE PUTNAM VARIABLE TRUST
Putnam VT Growth and Income Fund - Class IB (PVGIB)
Putnam VT International Equity Fund - Class IB (PVTIGB)
Putnam VT Voyager Fund - Class IB (PVTVB)
PORTFOLIOS OF THE INVESCO INVESTMENTS TRUST
VI American Franchise Fund - Series I Shares (ACEG)
VI Value Opportunities Fund - Series I Shares (AVBVI)
T. ROWE PRICE
Blue Chip Growth Portfolio - II (TRBCG2)*
Equity Income Portfolio - II (TREI2)*
Health Sciences Portfolio - II (TRHS2)
Limited-Term Bond Portfolio - II (TRLT2)*
VAN ECK ASSOCIATES CORPORATION
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)
VIP Trust Emerging Markets Fund - Initial Class (VWEM)
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
VANGUARD GROUP OF INVESTMENT COMPANIES
Variable Insurance Fund - Equity Income Portfolio (VVEI)

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2013

Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
WADDELL & REED, INC.
Variable Insurance Portfolios - Asset Strategy (WRASP)
WELLS FARGO FUNDS
Advantage VT Discovery Fund (SVDF)
Advantage VT Opportunity Fund - Class 2 (SVOF)
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)

*At December 31, 2013, contract owners were not invested in the fund.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 5).

Net premiums from in force policies are allocated to the subaccounts in accordance with contract owner instructions and are recorded as contract owners net premiums in the accompanying statement of changes in contract owners’ equity. Such amounts are used to provide money to pay benefits under the policies. The Account’s assets are the property of the Company.

Transfers between investment portfolios include transfers between the subaccounts and the Guaranteed Account (not shown), which is part of the Company’s general account.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are available through the variable life policy and therefore, not available to the general public directly.

Some of the underlying mutual funds have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(2) Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Account in preparing the accompanying financial statements.

(a) Investment Valuation

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2013 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(b) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(c) Estimates

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts from operations and policy transactions during the reporting period. Actual results could differ from those estimates.

(d) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Account.

(e) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(3) Death Benefits

Death benefit proceeds result in a redemption of policy value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the account value on the date of death, the excess is paid by the Company’s general account.

(4) Policy Loans

Policy provisions allow contract owners to borrow up to the policy’s non-loaned surrender value (90% of cash surrender value for Options policies). Interest is charged on the outstanding loan and is due and payable at the end of each policy year or when the loan is repaid. Any unpaid interest is added to the loan balance and bears interest at the same loan rate.

At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2013

(5) Expenses and Related Party Transactions

(a) Deductions from Premiums

The Company makes certain deductions from premiums before amounts are allocated to each subaccount selected by the contract owner. The deductions may include (1) state premium taxes (0-4% of premium/scheduled premium payments depending on the Insured state of residence), (2) premiums for supplementary benefits, (3) sales charges (5% of each scheduled base/unscheduled premium for Options policies only) and (4) premium processing charges and Federal tax charges (1.5-10% of premiums). Premiums adjusted for these deductions are recorded as net purchases in the statement of changes in contract owners’ equity.

For the period ended December 31, 2013 and 2012, total front-end sales charge deductions were $2,773,918 and $3,030,404, respectively. The charges were recognized as a reduction of purchase payments on the Statement of Changes in Contract Owners’ Equity.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Account at the direction of the contract owner. For the years ended December 31, 2013 and 2012, total transfers to the Account from the fixed account were $43,019,914 and $71,308,725, respectively, and total transfers from the Account to the fixed account were $47,056,654 and $74,854,094, respectively. Transfers from the Account to the fixed account, and transfers to the Account from the fixed account are included in transfers between subaccounts (including fixed account), net, on the accompanying Statements of Changes in Contract Owners’ Equity.

(b) Mortality and Expense Charges

In addition to the aforementioned charges, each subaccount is charged for mortality and expense risks assumed by the Company. The annual rates charged to cover these risks range from 0.00% to 1.00% of the average daily net assets held for the benefit of contract owners. These charges are assessed through the daily unit value calculation.

(c) Cost of Insurance

Each subaccount is also charged by the Company for the cost of insurance protection, which is based on a number of variables such as issue age, sex, premium class, policy year and net amount at risk (death benefit less total policy account value). For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured’s attained age. The cost of insurance charge is assessed monthly against each policy by liquidating units.

(d) Administrative Charges

Depending upon the type of policy, additional recurring monthly deductions may be made for (1) administrative charges (current charges ranging from $3.25-$11.00; guaranteed maximum charges ranging from a flat fee of $16 to a range of $3.25 plus $0.015 per $1,000 of face amount to $12 plus $0.03 per $1,000 of face amount), (2) first year policy charges (current charges ranging from $5.00-$17.50; guaranteed maximum charges ranging from a flat fee of $5.00 to $17.50 or $17.50 plus an amount per $1,000 of Face Amount (ranging from $0-0.11 per $1,000 of face amount) and (3) supplementary charges (ranging from $0-0.11 per $1,000 of face amount).

Optional monthly deductions for additional riders may be made for (1) disability waiver benefit rider which waives monthly deductions in the event of disability (current and guaranteed maximum charge ranging from $.01-$1.76 per $1,000 of net amount at risk), (2) disability waiver of premium benefit waives agreed upon premium in the event of disability (current and guaranteed maximum charges range from 2% to 23.2% of agreed upon premium amount to an annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment. If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount), (3) children’s term insurance rider which provides a death benefit for a covered child ($.52 per $1,000 of coverage), (4) additional insurance benefit rider or term insurance rider (current charge of $.02-$115.10 per $1,000 of coverage for single life policies and $0-$20.79 for survivorship policies; guaranteed maximum charge of $0.09 - $420.82 per $1,000 of Rider coverage amount per month), (5) convertible term life insurance rider for term insurance on someone other than the primary insured individual (current charges of $.06-$113.17 per $1,000 of rider coverage; guaranteed maximum charge of $0.09 - $420.82 per $1,000 of Rider Coverage amount per month), (6) minimum death benefit which guarantees a death benefit if specified premiums are paid (current and guaranteed maximum charges are $.01 per $1,000 of Guaranteed Minimum Death Benefit), (7) long term care accelerated benefit which pays an accelerated death benefit in the event of a covered illness ($.02-$3.24 per $1,000 of net amount at risk; no maximum amount is guaranteed), (8) long term care waiver benefit waives monthly deductions in the event of a covered illness ($.01-$3.47 per $1,000 of net amount at risk; no maximum amount is guaranteed), (9) long term care extended insurance benefit rider provides additional benefits after accelerated benefits are exhausted ($.01-$8.72 per $1,000 of rider coverage) and (10) four years survivorship term life insurance provides additional death benefits in the first four years of the policy (current charges ranging from $.03-$.15 per $1,000 of rider coverage; guaranteed maximum charge ranging from $0.03 - $2.75 per $1,000 of Rider coverage amount per month).

A face amount increase charge is made upon an increase in face amount (current charges are as low as $0.00; guaranteed maximum charges range from $50-$300 plus $0-$3 per $1,000 of face amount increase). During any given policy year, the first four or twelve transfers (depending on the policy) by a contract owner of amounts in the subaccounts are free of charge. A fee of $25 is assessed for each additional transfer. These charges are included in the Statements of Changes in Contract Owners’ Equity and are assessed against each policy by liquidating units.

The policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the contract owner will receive a refund equal to the policy account value plus reimbursements of certain deductions previously made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

If a policy is surrendered within the first 9-15 policy years (depending on the policy), a contingent deferred sales load charge and/or contingent deferred administrative charge is assessed. The deferred administrative charge ranges from $0-$5 per $1,000 face amount. The deferred sales load charge ranges from 6-35% of premiums paid up to the sales surrender cap. A deferred sales charge and/or a deferred administrative charge will be imposed if certain policies are surrendered or lapse at any time within 10-15 years after the effective date of an increase in face amount (similar charges applied to surrenders/lapses for the initial face amount are applied to the premiums related to the increase in face amount).

A portion of the deferred sales charge and/or deferred administrative charge will be deducted if the face amount is decreased in the first 10-15 years or the related increment of face amount is decreased within 10-15 years after such increase took effect. These charges are included with administrative charges in the Statements of Changes in Contract Owners’ Equity and are assessed against each policy by liquidating units. Upon the transfer of the subaccount value out of a subaccount within 60 days after allocation to that subaccount, certain subaccounts charge a fee of 1% of the amount transferred. These amounts are paid directly to the fund company, and are shown as an investment expense in the Statements of Operations.

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2013

The Company, or an affiliate, may receive compensation from a fund or its investment adviser or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the funds and their availability through the policies. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the policies and other policies issued by the Company (or an affiliate). These percentages differ, and some funds, advisers, or distributors (or affiliates) may pay the Company more than others. The Company also may receive 12b-1 fees.

(6) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 - Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 - Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

• Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2013.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$1,277,575,833	$0	$0	$1,277,575,833

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2013 are as follows:

	Purchases of Investments	Sales of Investments
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)	$3,698,048	$3,656,587
Global Allocation V.I. Fund - Class II (MLVGA2)	253,533	173,886
Stock Index Fund, Inc. - Initial Shares (DSIF)	1,005,912	1,334,669
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	180,724	215,759
Janus Aspen Series - Balanced Portfolio - Service Shares (JABS)	461,522	534,497
Janus Aspen Series - Forty Portfolio - Service Shares (JACAS)	211,219	610,902
Janus Aspen Series - Global Technology Portfolio - Service Shares (JAGTS)	238,711	289,756
Janus Aspen Series - Overseas Portfolio - Service Shares (JAIGS)	479,805	1,445,019
Investors Growth Stock Series - Initial Class (MIGIC)	216,362	152,482
Value Series - Initial Class (MVFIC)	330,650	643,693
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	859,211	572,726
Core Plus Fixed Income Portfolio - Class I (MSVFI)	124,669	171,298
Emerging Markets Debt Portfolio - Class I (MSEM)	56,701	269,826
U.S. Real Estate Portfolio - Class I (MSVRE)	207,202	308,468
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)	491,490	891,788
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)	84,767	109,267
American Funds NVIT Bond Fund - Class II (GVABD2)	40,766	41,641
American Funds NVIT Global Growth Fund - Class II (GVAGG2)	133,162	307,750
American Funds NVIT Growth Fund - Class II (GVAGR2)	47,754	315,963
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)	68,079	21,774
Federated NVIT High Income Bond Fund - Class I (HIBF)	90,983	161,538
Federated NVIT High Income Bond Fund - Class III (HIBF3)	339,669	725,870
NVIT Emerging Markets Fund - Class I (GEM)	324,032	370,759
NVIT Emerging Markets Fund - Class III (GEM3)	294,734	428,363
NVIT International Equity Fund - Class III (GIG3)	26,206	37,953
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)	47,148	61,748
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)	1,527,254	2,313,467
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)	16,909	58,702
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)	84,300	72,186
NVIT Cardinal Balanced Fund - Class I (NVCRB1)	5,017	23,363
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	4,177	28,703
NVIT Cardinal Conservative Fund - Class I (NVCCN1)	7,363	2,884
NVIT Cardinal Moderate Fund - Class I (NVCMD1)	77,564	82,038
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)	180,759	28,621
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	4,606	37,269
NVIT Core Bond Fund - Class I (NVCBD1)	57,595	68,031
NVIT Core Plus Bond Fund - Class I (NVLCP1)	1,428	15,469
NVIT Nationwide Fund - Class IV (TRF4)	2,888,526	10,575,760
NVIT Government Bond Fund - Class I (GBF)	477,261	464,637
NVIT Government Bond Fund - Class IV (GBF4)	2,760,580	3,694,071
American Century NVIT Growth Fund - Class IV (CAF4)	738,551	2,389,832
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)	362,850	715,886
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	3,916	4,982
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	745	281

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2013

NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	$253,896	$856,679
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)	2,602,997	5,644,990
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)	2,779,340	2,980,340
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)	325,515	659,800
NVIT Mid Cap Index Fund - Class I (MCIF)	613,079	1,004,142
NVIT Multi-Manager International Growth Fund - Class III (NVMIG3)	171,031	305,454
NVIT Multi-Manager International Value Fund - Class III (GVDIV3)	1,238,948	1,673,648
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)	314,198	1,646,021
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)	678,029	699,211
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)	456,302	728,531
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)	4,865,029	6,726,652
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)	582,038	750,079
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	217,168	263,044
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)	1,153,552	2,788,873
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)	430,474	2,752,528
NVIT Multi-Sector Bond Fund - Class I (MSBF)	322,270	500,491
NVIT S&P 500 Index Fund - Class IV (GVEX4)	5,541,890	17,119,602
NVIT Short Term Bond Fund - Class II (NVSTB2)	377,265	407,088
NVIT Large Cap Growth Fund - Class I (NVOLG1)	2,695,618	13,478,702
Templeton NVIT International Value Fund - Class III (NVTIV3)	47,898	72,717
Invesco NVIT Comstock Value Fund - Class IV (EIF4)	649,013	3,252,379
NVIT Real Estate Fund - Class I (NVRE1)	779,119	675,553
NVIT Money Market Fund - Class IV (SAM4)	10,922,815	15,283,199
VPS Growth and Income Portfolio - Class A (ALVGIA)	751,213	236,707
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)	832,189	678,080
VP Income & Growth Fund - Class I (ACVIG)	311,728	404,041
American Century VP Inflation Protection Fund - Class II (ACVIP2)	371,312	980,942
VP International Fund - Class I (ACVI)	44,336	38,359
VP Mid Cap Value Fund - Class I (ACVMV1)	520,732	486,492
VP Ultra(R) Fund - Class I (ACVU1)	220	15,871
VP Vista(SM) Fund - Class I (ACVVS1)	0	50
Small Cap Stock Index Portfolio - Service Shares (DVSCS)	1,433,800	1,602,517
Appreciation Portfolio - Initial Shares (DCAP)	245,526	465,794
Opportunistic Small Cap Portfolio: Initial Shares (DSC)	831,125	512,437
Managed Tail Risk Fund II: Primary Shares (FVCA2P)	23,733	20,345
Quality Bond Fund II - Primary Shares (FQB)	640,610	681,336
Equity-Income Portfolio - Initial Class (FEIP)	10,062,013	11,552,615
High Income Portfolio - Initial Class (FHIP)	665,870	1,781,069
VIP Asset Manager Portfolio - Initial Class (FAMP)	1,984,453	4,187,130
VIP Contrafund(R) Portfolio - Initial Class (FCP)	13	45
VIP Energy Portfolio - Service Class 2 (FNRS2)	200,284	538,767
VIP Equity-Income Portfolio - Service Class (FEIS)	880,950	518,304
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	69,843	577,794
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)	161,940	413,684
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)	295,438	103,909
VIP Growth Portfolio - Initial Class (FGP)	2,630,041	14,255,259
VIP Growth Portfolio - Service Class (FGS)	162,980	348,095
VIP High Income Portfolio - Initial Class R (FHIPR)	1,436,040	1,138,140
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)	3,450,782	6,255,219
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)	215,384	146,732
VIP Mid Cap Portfolio - Service Class (FMCS)	2,078,876	1,956,038
VIP Overseas Portfolio - Initial Class (FOP)	391,115	1,896,482
VIP Overseas Portfolio - Initial Class R (FOPR)	1,533,112	3,542,361
VIP Overseas Portfolio - Service Class (FOS)	1,962	10,057
VIP Overseas Portfolio - Service Class R (FOSR)	262,229	267,526
VIP Value Strategies Portfolio - Service Class (FVSS)	297,839	435,639
Franklin Rising Dividends Securities Fund - Class 1 (FTVRDI)	1,071,218	1,861,414
Franklin Small Cap Value Securities Fund - Class 1 (FTVSVI)	566,056	1,072,448
Templeton Developing Markets Securities Fund - Class 3 (FTVDM3)	333,646	669,265
Templeton Foreign Securities Fund - Class 1 (TIF)	336,010	164,046
Templeton Global Bond Securities Fund - Class 3 (FTVGI3)	455,129	426,686
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	69,741	31,490
Short Duration Bond Portfolio - I Class Shares (AMTB)	1,533,601	1,289,268
International Portfolio - S Class Shares (AMINS)	935	848
Mid-Cap Growth Portfolio - I Class Shares (AMCG)	2,627	30,904
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)	130,168	340,445
Small-Cap Growth Portfolio - S Class Shares (AMFAS)	90,684	114,381
Socially Responsive Portfolio - I Class Shares (AMSRS)	48,336	90,403
Global Securities Fund/VA - Class 3 (OVGS3)	473,424	1,021,137
Global Securities Fund/VA - Non-Service Shares (OVGS)	46,708	305,592
Main Street Fund(R)/VA - Non-Service Shares (OVGI)	179,717	413,592
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	302,873	395,948
Global Strategic Income Fund/VA: Non-service Shares (OVSB)	136,568	50,285
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)	19,128	19,857
Low Duration Portfolio - Administrative Class (PMVLDA)	92,593	159,288
Total Return Portfolio - Administrative Class (PMVTRA)	708,584	867,252
Putnam VT Growth and Income Fund - Class IB (PVGIB)	25,973	50,868
Putnam VT International Equity Fund - Class IB (PVTIGB)	28,015	274,184
Putnam VT Voyager Fund - Class IB (PVTVB)	303,182	318,593
VI American Franchise Fund - Series I Shares (ACEG)	37,433	128,135
VI Value Opportunities Fund - Series I Shares (AVBVI)	7,890	57,960
Health Sciences Portfolio - II (TRHS2)	573,964	205,010
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)	741,222	1,391,080
VIP Trust Emerging Markets Fund - Initial Class (VWEM)	1,336,805	3,503,358
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)	1,071,811	3,503,643
Variable Insurance Fund - Equity Income Portfolio (VVEI)	199,695	189,625

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)		$264,765	$101,499
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)		412,375	407,668
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)		260,983	106,087
Variable Insurance Portfolios - Asset Strategy (WRASP)		46,779	74,842
Advantage VT Discovery Fund (SVDF)		637,540	804,677
Advantage VT Opportunity Fund - Class 2 (SVOF)		26,645	113,719
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)		11,772	22,911

	Total	$102,902,227	$191,326,129

(7) Financial Highlights

The Company offers several variable life products through the Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life contracts as of December 31, 2013, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2013. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
2013	0.60% to 0.75%	89,793	$2,277.29 to $ 221.77	$27,022,875	0.00%	33.46% to 33.26%
2012	0.60% to 0.75%	101,176	1,706.38 to 166.42	22,846,149	0.00%	11.82% to 11.66%
2011	0.60% to 0.75%	112,712	1,525.94 to 149.05	22,501,240	0.00%	-3.76% to -3.90%
2010	0.60% to 0.75%	127,524	1,585.57 to 155.10	26,343,396	0.00%	24.54% to 24.36%
2009	0.60% to 0.75%	149,187	1,273.09 to 124.72	24,454,761	0.00%	44.64% to 44.42%
Global Allocation V.I. Fund - Class II (MLVGA2)
2013	0.75%	8,799	157.17	1,382,939	1.12%	13.70%
2012	0.75%	8,637	138.24	1,193,957	1.68%	9.32%
2011	0.75%	6,658	126.46	841,939	1.91%	-4.35%
2010	0.75%	7,341	132.20	970,493	1.81%	9.06%
2009	0.75%	3,470	121.22	420,625	2.38%	21.22%	****
Stock Index Fund, Inc. - Initial Shares (DSIF)
2013	0.60% to 0.75%	39,350	2,298.26 to 226.18	9,450,492	1.85%	31.24% to 31.04%
2012	0.60% to 0.75%	42,592	1,751.22 to 172.60	7,681,421	2.06%	15.04% to 14.87%
2011	0.60% to 0.75%	44,596	1,522.22 to 150.26	7,134,439	1.82%	1.27% to 1.12%
2010	0.60% to 0.75%	48,256	1,503.14 to 148.59	7,804,777	2.09%	14.15% to 13.98%
2009	0.60% to 0.75%	50,267	1,316.79 to 130.37	7,092,217	2.43%	25.58% to 25.39%
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
2013	0.60% to 0.75%	12,184	1,333.04 to 132.97	1,709,007	0.44%	36.19% to 35.99%
2012	0.60% to 0.75%	12,309	978.77 to 97.78	1,278,458	0.00%	-2.12% to -2.22%	****
Janus Aspen Series - Balanced Portfolio - Service Shares (JABS)
2013	0.60% to 0.75%	6,790	2,304.86 to 226.83	2,652,637	2.03%	19.09% to 18.91%
2012	0.60% to 0.75%	7,845	1,935.46 to 190.76	2,439,419	2.53%	12.70% to 12.53%
2011	0.60% to 0.75%	8,566	1,717.43 to 169.53	2,308,774	2.26%	0.75% to 0.60%
2010	0.60% to 0.75%	11,918	1,704.65 to 168.52	2,840,838	2.69%	7.47% to 7.31%
2009	0.60% to 0.75%	12,140	1,586.12 to 157.03	2,546,022	3.15%	24.83% to 24.64%
Janus Aspen Series - Forty Portfolio - Service Shares (JACAS)
2013	0.60% to 0.75%	17,110	2,557.65 to 251.33	4,681,584	0.59%	30.10% to 29.91%
2012	0.60% to 0.75%	18,617	1,965.86 to 193.46	3,946,711	0.57%	23.12% to 22.93%
2011	0.60% to 0.75%	19,604	1,596.76 to 157.38	3,524,879	0.24%	-7.50% to -7.64%
2010	0.60% to 0.75%	25,408	1,726.18 to 170.39	4,842,599	0.26%	5.84% to 5.68%
2009	0.60% to 0.75%	24,248	1,630.89 to 161.22	4,355,169	0.02%	45.14% to 44.92%
Janus Aspen Series - Global Technology Portfolio - Service Shares (JAGTS)
2013	0.60% to 0.75%	4,670	2,316.59 to 227.64	1,208,732	0.00%	34.58% to 34.38%
2012	0.60% to 0.75%	5,153	1,721.34 to 169.40	949,979	0.00%	18.43% to 18.26%
2011	0.60% to 0.75%	687	1,453.41 to 143.25	208,526	0.00%	-9.20% to -9.34%
2010	0.60% to 0.75%	845	1,600.72 to 158.00	263,500	0.00%	23.65% to 23.47%
2009	0.60% to 0.75%	797	1,294.53 to 127.97	167,470	0.00%	55.96% to 55.72%
Janus Aspen Series - Overseas Portfolio - Service Shares (JAIGS)
2013	0.60% to 0.75%	17,249	2,695.11 to 264.83	5,387,213	3.07%	13.60% to 13.43%
2012	0.60% to 0.75%	21,097	2,372.50 to 233.48	5,784,244	0.84%	12.50% to 12.33%
2011	0.60% to 0.75%	2,651	2,108.84 to 207.85	1,460,248	0.37%	-32.74% to -32.84%
2010	0.60% to 0.75%	4,134	3,135.45 to 309.49	3,125,971	0.58%	24.27% to 24.08%
2009	0.60% to 0.75%	3,810	2,523.11 to 249.42	2,631,286	0.47%	78.00% to 77.73%
Investors Growth Stock Series - Initial Class (MIGIC)
2013	0.60% to 0.75%	3,336	2,258.21 to 222.24	1,010,629	0.62%	29.51% to 29.32%
2012	0.60% to 0.75%	3,325	1,743.63 to 171.85	749,217	0.43%	16.27% to 16.10%
2011	0.60% to 0.75%	3,814	1,499.62 to 148.03	760,341	0.58%	-0.02% to -0.17%
2010	0.60% to 0.75%	3,983	1,499.96 to 148.28	786,900	0.52%	11.80% to 11.63%
2009	0.60% to 0.75%	4,471	1,341.62 to 132.83	723,505	0.77%	38.72% to 38.51%
Value Series - Initial Class (MVFIC)
2013	0.60% to 0.75%	10,879	2,700.90 to 265.80	3,529,385	1.16%	35.07% to 34.87%
2012	0.60% to 0.75%	12,622	1,999.57 to 197.08	2,901,177	1.59%	15.56% to 15.39%
2011	0.60% to 0.75%	12,708	1,730.27 to 170.79	2,582,973	1.45%	-0.90% to -1.05%
2010	0.60% to 0.75%	14,394	1,745.94 to 172.60	2,946,229	1.58%	10.87% to 10.70%
2009	0.60% to 0.75%	15,134	1,574.81 to 155.91	2,912,845	1.35%	21.98% to 21.80%
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
2013	0.60% to 0.75%	3,744	1,541.69 to 153.32	1,208,461	1.30%	26.87% to 26.68%
2012	0.60% to 0.75%	1,863	1,215.17 to 121.03	720,360	1.37%	15.24% to 15.06%
2011	0.60% to 0.75%	864	1,054.50 to 105.19	540,878	1.44%	-2.36% to -2.51%
2010	0.60% to 0.75%	368	1,080.03 to 107.90	82,482	0.00%	8.00% to 7.90%	****
Core Plus Fixed Income Portfolio - Class I (MSVFI)
2013	0.60% to 0.75%	4,254	1,388.57 to 136.65	634,893	3.56%	-0.91% to -1.06%
2012	0.60% to 0.75%	4,783	1,401.37 to 138.12	705,801	4.65%	8.78% to 8.62%
2011	0.60% to 0.75%	5,478	1,288.21 to 127.16	728,563	3.49%	5.02% to 4.86%
2010	0.60% to 0.75%	5,985	1,226.66 to 121.26	803,778	6.04%	6.50% to 6.34%
2009	0.60% to 0.75%	5,802	1,151.76 to 114.03	781,170	9.56%	8.99% to 8.83%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Emerging Markets Debt Portfolio - Class I (MSEM)
2013	0.60% to 0.75%	699	$2,185.63 to $ 215.09	$345,980	4.22%	-9.30% to -9.43%
2012	0.60% to 0.75%	871	2,409.61 to 237.49	635,486	2.88%	17.25% to 17.08%
2011	0.60% to 0.75%	857	2,055.04 to 202.85	487,248	3.59%	6.39% to 6.24%
2010	0.60% to 0.75%	914	1,931.53 to 190.94	415,297	3.91%	9.09% to 8.92%
2009	0.60% to 0.75%	909	1,770.61 to 175.30	384,950	8.41%	29.43% to 29.24%
U.S. Real Estate Portfolio - Class I (MSVRE)
2013	0.60% to 0.75%	419	2,872.96 to 282.73	576,660	1.20%	1.44% to 1.29%
2012	0.60% to 0.75%	463	2,832.08 to 279.13	670,469	1.09%	15.14% to 14.97%
2011	0.60% to 0.75%	506	2,459.66 to 242.79	623,871	0.81%	5.29% to 5.13%
2010	0.60% to 0.75%	577	2,336.14 to 230.94	714,297	2.24%	29.18% to 28.99%
2009	0.60% to 0.75%	529	1,808.38 to 179.04	513,453	5.76%	27.59% to 27.40%
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
2013	0.60% to 0.75%	31,874	2,110.10 to 209.54	7,264,042	1.86%	31.11% to 30.91%
2012	0.60% to 0.75%	34,777	1,609.41 to 160.06	6,068,219	0.98%	13.98% to 13.80%
2011	0.60% to 0.75%	39,418	1,412.07 to 140.64	5,932,300	1.54%	0.05% to -0.10%
2010	0.60% to 0.75%	49,756	1,411.43 to 140.79	7,648,927	2.08%	12.79% to 12.62%
2009	0.65% to 0.75%	114	125.10 to 125.02	14,257	0.64%	25.10% to 25.02%	****
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
2013	0.75%	3,063	147.88	452,951	1.32%	22.36%
2012	0.75%	3,270	120.85	395,184	1.48%	14.85%
2011	0.75%	4,069	105.23	428,163	1.26%	0.18%
2010	0.75%	2,613	105.04	274,470	1.53%	11.18%
2009	0.75%	2,528	94.48	238,838	0.09%	22.49%
American Funds NVIT Bond Fund - Class II (GVABD2)
2013	0.75%	2,629	118.69	312,026	1.77%	-3.30%
2012	0.75%	2,664	122.74	326,976	2.04%	4.18%
2011	0.75%	3,430	117.81	404,101	2.28%	4.94%
2010	0.75%	3,304	112.27	370,947	2.20%	5.20%
2009	0.75%	3,185	106.72	339,917	0.37%	11.31%
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
2013	0.75%	9,225	161.25	1,487,574	0.37%	27.68%
2012	0.75%	10,431	126.30	1,317,390	0.88%	21.17%
2011	0.75%	10,600	104.23	1,104,819	0.94%	-9.99%
2010	0.75%	10,796	115.79	1,250,075	0.94%	10.47%
2009	0.75%	9,470	104.82	992,619	0.00%	40.55%
American Funds NVIT Growth Fund - Class II (GVAGR2)
2013	0.75%	8,501	145.31	1,235,312	0.30%	28.64%
2012	0.75%	10,577	112.96	1,194,773	0.23%	16.52%
2011	0.75%	10,834	96.94	1,050,273	0.26%	-5.40%
2010	0.75%	11,279	102.47	1,155,814	0.19%	17.31%
2009	0.75%	11,716	87.35	1,023,433	0.00%	37.75%
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
2013	0.75%	3,134	128.63	403,119	1.06%	31.97%
2012	0.75%	2,708	97.46	263,931	1.09%	16.19%
2011	0.75%	2,273	83.89	190,672	0.96%	-2.96%
2010	0.75%	2,232	86.45	192,953	1.24%	10.15%
2009	0.75%	2,629	78.49	206,338	0.00%	29.71%
Federated NVIT High Income Bond Fund - Class I (HIBF)
2013	0.60% to 0.75%	838	2,031.48 to 199.92	347,405	5.89%	6.43% to 6.27%
2012	0.60% to 0.75%	1,019	1,908.72 to 188.12	414,255	7.54%	13.87% to 13.70%
2011	0.60% to 0.75%	1,184	1,676.23 to 165.46	412,503	8.30%	3.20% to 3.04%
2010	0.60% to 0.75%	1,509	1,624.29 to 160.57	478,346	7.72%	12.48% to 12.31%
2009	0.60% to 0.75%	2,426	1,444.10 to 142.97	847,125	11.21%	45.12% to 44.91%
Federated NVIT High Income Bond Fund - Class III (HIBF3)
2013	0.65% to 0.75%	8,986	172.06 to 170.58	1,538,147	5.82%	6.24% to 6.14%
2012	0.65% to 0.75%	11,845	161.95 to 160.71	1,910,949	8.66%	13.96% to 13.85%
2011	0.65% to 0.75%	11,223	142.10 to 141.16	1,589,889	8.36%	3.14% to 3.03%
2010	0.65% to 0.75%	11,917	137.78 to 137.01	1,637,352	9.33%	12.43% to 12.32%
2009	0.65% to 0.75%	14,045	122.55 to 121.98	1,717,221	10.87%	45.13% to 44.99%
NVIT Emerging Markets Fund - Class I (GEM)
2013	0.60% to 0.75%	1,626	3,540.75 to 348.45	1,018,024	1.16%	0.14% to -0.01%
2012	0.60% to 0.75%	1,754	3,535.69 to 348.48	1,084,341	0.46%	16.51% to 16.34%
2011	0.60% to 0.75%	1,972	3,034.54 to 299.54	1,196,368	0.67%	-22.84% to -22.95%
2010	0.60% to 0.75%	2,239	3,932.70 to 388.77	1,931,694	0.07%	15.48% to 15.31%
2009	0.60% to 0.75%	1,819	3,405.51 to 337.16	1,550,472	1.41%	62.34% to 62.09%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Emerging Markets Fund - Class III (GEM3)
2013	0.60% to 0.75%	13,892	$747.75 to $ 213.96	$3,098,961	1.15%	0.15% to 0.00%
2012	0.60% to 0.75%	14,607	746.63 to 213.96	3,248,997	0.49%	16.53% to 16.36%
2011	0.60% to 0.75%	15,812	640.71 to 183.88	3,021,577	0.68%	-22.86% to -22.97%
2010	0.60% to 0.75%	18,214	830.53 to 238.72	4,718,938	0.07%	15.52% to 15.35%
2009	0.60% to 0.75%	19,865	718.95 to 206.96	4,249,988	1.39%	62.51% to 62.26%
NVIT International Equity Fund - Class III (GIG3)
2013	0.75%	966	112.91	109,068	0.55%	16.93%
2012	0.75%	1,069	96.56	103,219	0.93%	14.71%
2011	0.75%	942	84.17	79,291	0.84%	-15.83%	****
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
2013	0.65% to 0.75%	3,817	94.68 to 94.14	360,616	0.54%	16.80% to 16.68%
2012	0.65% to 0.75%	3,957	81.06 to 80.68	320,102	0.58%	14.48% to 14.36%
2011	0.65% to 0.75%	4,469	70.81 to 70.55	315,901	1.09%	-10.58% to -10.67%
2010	0.65% to 0.75%	5,491	79.19 to 78.98	433,977	0.82%	12.27% to 12.16%
2009	0.65% to 0.75%	7,127	70.53 to 70.41	502,101	0.32%	28.61% to 28.48%
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
2013	0.60% to 0.75%	90,758	1,316.65 to 130.55	15,460,936	1.03%	42.96% to 42.75%
2012	0.60% to 0.75%	102,131	920.99 to 91.46	11,981,182	1.45%	16.24% to 16.07%
2011	0.60% to 0.75%	115,071	792.32 to 78.80	11,483,723	0.56%	-12.15% to -12.28%
2010	0.60% to 0.75%	138,039	901.86 to 89.83	15,384,728	0.20%	14.92% to 14.74%
2009	0.60% to 0.75%	162,175	784.80 to 78.28	16,452,228	0.13%	52.05% to 51.82%
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
2013	0.65% to 0.75%	1,430	144.15 to 143.33	205,420	0.71%	37.65% to 37.52%
2012	0.65% to 0.75%	1,783	104.72 to 104.23	186,164	1.13%	10.66% to 10.55%
2011	0.65% to 0.75%	1,762	94.63 to 94.28	166,360	0.70%	-3.89% to -3.99%
2010	0.65% to 0.75%	496	98.46 to 98.20	48,803	1.10%	22.76% to 22.64%
2009	0.65% to 0.75%	222	80.20 to 80.07	17,795	0.41%	30.42% to 30.29%
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
2013	0.75%	2,160	129.25	279,179	1.30%	28.68%
2012	0.75%	2,118	100.44	212,737	1.00%	15.35%
2011	0.75%	2,216	87.07	192,954	1.87%	-6.89%
2010	0.75%	3,721	93.51	347,960	0.52%	14.14%
2009	0.75%	3,609	81.93	295,672	1.36%	28.33%
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
2013	0.75%	252	127.96	32,246	1.31%	13.86%
2012	0.75%	414	112.38	46,526	2.33%	10.40%
2011	0.75%	144	101.79	14,658	2.09%	-2.00%
2010	0.75%	29	103.87	3,012	1.40%	9.64%
2009	0.75%	81	94.74	7,674	5.65%	18.99%
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
2013	0.75%	284	129.83	36,871	1.61%	20.54%
2012	0.75%	515	107.71	55,470	1.44%	12.88%
2011	0.75%	517	95.42	49,330	0.75%	-4.09%
2010	0.75%	3,546	99.48	352,758	0.84%	11.62%
2009	0.75%	3,178	89.13	283,248	3.76%	23.32%
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
2013	0.75%	76	121.58	9,240	2.82%	4.24%
2012	0.75%	40	116.64	4,665	2.38%	6.77%
2010	0.75%	121	108.43	13,120	1.30%	6.07%
2009	0.75%	122	102.23	12,472	2.59%	12.37%
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
2013	0.75%	5,457	128.87	703,223	1.67%	17.10%
2012	0.75%	5,673	110.05	624,320	1.54%	11.61%
2011	0.75%	6,058	98.61	597,354	2.52%	-2.98%
2010	0.75%	4,860	101.63	493,922	1.09%	10.59%
2009	0.75%	3,806	91.90	349,754	2.59%	21.09%
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
2013	0.75%	4,001	129.33	517,441	1.87%	23.43%
2012	0.75%	2,911	104.78	305,019	0.68%	13.81%
2011	0.75%	10,027	92.07	923,153	2.49%	-5.29%
2010	0.75%	9,650	97.21	938,030	0.88%	12.65%
2009	0.75%	6,581	86.29	567,869	4.04%	25.74%
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
2013	0.75%	43	126.21	5,427	0.72%	10.50%
2012	0.75%	316	114.22	36,093	1.00%	9.31%
2011	0.75%	294	104.49	30,721	2.68%	-1.03%
2010	0.75%	273	105.58	28,822	1.48%	8.50%
2009	0.75%	35	97.31	3,406	2.27%	16.76%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Core Bond Fund - Class I (NVCBD1)
2013	0.65% to 0.75%	2,493	$125.77 to $ 125.06	$312,761	2.60%	-2.55% to -2.64%
2012	0.65% to 0.75%	2,646	129.06 to 128.46	340,867	3.17%	7.05% to 6.95%
2011	0.65% to 0.75%	2,500	120.55 to 120.11	301,006	3.01%	5.91% to 5.80%
2010	0.65% to 0.75%	2,643	113.83 to 113.53	300,608	3.11%	6.36% to 6.26%
2009	0.65% to 0.75%	1,671	107.02 to 106.84	178,672	2.98%	8.08% to 7.97%
NVIT Core Plus Bond Fund - Class I (NVLCP1)
2013	0.75%	124	135.17	16,761	1.35%	-2.51%
2012	0.75%	553	138.64	76,668	1.89%	6.58%
2011	0.75%	585	130.08	76,100	2.43%	5.58%
2010	0.75%	329	123.21	40,536	3.19%	7.55%
2009	0.75%	220	114.57	25,205	3.58%	15.75%
NVIT Nationwide Fund - Class IV (TRF4)
2013	0.00% to 0.75%	75,252	12,361.79 to 416.45	106,519,061	1.33%	31.00% to 30.03%
2012	0.60% to 0.75%	82,876	5,962.35 to 320.28	89,075,421	1.43%	13.54% to 13.36%
2011	0.00% to 0.75%	92,919	8,261.41 to 282.52	85,316,173	1.14%	0.63% to -0.12%
2010	0.00% to 0.75%	106,143	8,209.33 to 282.85	93,411,273	1.03%	13.48% to 12.63%
2009	0.00% to 0.75%	120,329	7234.28 to 251.13	92,619,075	1.36%	25.94% to 25%
NVIT Government Bond Fund - Class I (GBF)
2013	0.75%	3,590	138.27	496,379	1.83%	-4.77%
2012	0.75%	3,588	145.20	520,964	2.22%	2.28%
2011	0.75%	3,688	141.95	523,522	3.04%	6.46%
2010	0.75%	4,003	133.34	533,778	3.48%	4.00%
2009	0.75%	4,008	128.22	513,895	4.13%	1.92%
NVIT Government Bond Fund - Class IV (GBF4)
2013	0.00% to 0.75%	33,377	6,571.04 to 281.60	15,632,469	1.93%	-4.13% to -4.85%
2012	0.60% to 0.75%	35,723	3,792.99 to 295.96	17,753,833	2.16%	2.44% to 2.29%
2011	0.00% to 0.75%	39,845	6,650.75 to 289.33	19,260,995	2.88%	7.34% to 6.55%
2010	0.00% to 0.75%	52,763	6195.53 to 271.55	22,409,933	2.97%	4.78% to 4.00%
2009	0.00% to 0.75%	59,941	5912.80 to 261.11	24,159,764	3.51%	2.69% to 1.92%
American Century NVIT Growth Fund - Class IV (CAF4)
2013	0.60% to 0.75%	92,231	1,692.98 to 165.37	20,986,918	0.67%	28.97% to 28.77%
2012	0.60% to 0.75%	101,294	1,312.73 to 128.42	17,732,583	0.55%	13.34% to 13.17%
2011	0.60% to 0.75%	108,961	1,158.24 to 113.47	16,874,536	0.58%	-1.28% to -1.43%
2010	0.60% to 0.75%	122,486	1,173.31 to 115.12	18,922,510	0.64%	18.53% to 18.36%
2009	0.60% to 0.75%	140,849	989.86 to 97.27	18,405,225	0.58%	32.82% to 32.62%
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
2013	0.60% to 0.75%	20,608	2,389.35 to 233.21	4,863,570	1.61%	26.49% to 26.30%
2012	0.60% to 0.75%	22,491	1,889.03 to 184.65	4,200,717	1.49%	15.21% to 15.04%
2011	0.60% to 0.75%	27,231	1,639.66 to 160.52	4,429,138	1.81%	-4.50% to -4.65%
2010	0.60% to 0.75%	28,338	1,717.01 to 168.34	4,832,410	1.93%	13.94% to 13.77%
2009	0.60% to 0.75%	30,827	1,506.90 to 147.96	4,612,056	1.27%	26.44% to 26.26%
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
2013	0.75%	113	154.49	17,458	1.56%	12.58%
2012	0.75%	122	137.23	16,743	1.58%	8.57%
2011	0.75%	149	126.41	18,834	1.26%	0.13%
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
2013	0.75%	45	175.43	7,894	1.79%	18.60%
2012	0.75%	43	147.92	6,360	1.79%	11.41%
2011	0.75%	41	132.77	5,443	2.01%	-1.67%
2010	0.75%	65	135.03	8,777	1.58%	11.19%
2009	0.75%	9	121.44	1,093	0.72%	21.44%	****
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
2013	0.60% to 0.75%	13,089	1,483.25 to 147.34	1,945,534	1.49%	4.20% to 4.05%
2012	0.60% to 0.75%	17,586	1,423.40 to 141.61	2,505,966	1.55%	4.55% to 4.39%
2011	0.60% to 0.75%	21,529	1,361.52 to 135.66	2,934,559	2.60%	2.32% to 2.16%
2010	0.60% to 0.75%	12,238	1,330.70 to 132.78	1,636,040	2.41%	5.26% to 5.10%
2009	0.60% to 0.75%	10,112	1,264.21 to 126.34	1,290,185	2.47%	8.43% to 8.27%
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
2013	0.00% to 0.75%	142,974	3,449.34 to 192.49	44,081,150	1.66%	16.63% to 15.76%
2012	0.60% to 0.75%	153,614	1,685.19 to 166.29	41,233,824	1.60%	10.15% to 9.98%
2011	0.00% to 0.75%	175,199	2669.01 to 151.20	42,765,501	2.12%	-0.04% to -0.79%
2010	0.00% to 0.75%	185,044	2,670.09 to 152.40	45,817,656	2.10%	10.25% to 10.09%
2009	0.00% to 0.75%	199,162	2407.38 to 138.44	44,488,278	1.58%	20.37% to 18.25%
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
2013	0.60% to 0.75%	115,628	2,215.71 to 216.94	27,519,559	1.74%	21.65% to 21.46%
2012	0.60% to 0.75%	122,683	1,821.45 to 178.61	23,128,212	1.62%	13.08% to 12.91%
2011	0.60% to 0.75%	133,601	1,610.79 to 158.19	22,046,337	2.02%	-2.71% to -2.86%
2010	0.60% to 0.75%	146,811	1,655.67 to 162.84	24,880,243	2.17%	12.16% to 11.99%
2009	0.60% to 0.75%	163,399	1,476.18 to 145.40	24,599,225	1.53%	23.65% to 23.46%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
2013	0.60% to 0.75%	15,416	$1,726.80 to $ 170.99	$2,916,599	1.65%	9.83% to 9.67%
2012	0.60% to 0.75%	16,600	1,572.19 to 155.92	3,039,975	1.99%	7.39% to 7.23%
2011	0.60% to 0.75%	13,818	1,463.98 to 145.40	2,185,198	2.31%	1.45% to 1.30%
2010	0.60% to 0.75%	13,771	1,443.01 to 143.54	2,174,740	2.33%	7.87% to 7.71%
2009	0.60% to 0.75%	11,111	1,337.76 to 133.27	1,653,186	1.99%	13.88% to 13.71%
NVIT Mid Cap Index Fund - Class I (MCIF)
2013	0.60% to 0.75%	13,022	3,170.70 to 312.04	4,646,912	1.12%	32.25% to 32.05%
2012	0.60% to 0.75%	14,971	2,397.47 to 236.29	3,983,123	1.14%	16.77% to 16.59%
2011	0.60% to 0.75%	15,458	2,053.18 to 202.67	3,454,504	0.78%	-3.13% to -3.27%
2010	0.60% to 0.75%	15,092	2,119.43 to 209.52	3,542,110	1.38%	25.45% to 25.26%
2009	0.60% to 0.75%	16,859	1,689.50 to 167.27	3,206,050	1.10%	35.94% to 35.73%
NVIT Multi-Manager International Growth Fund - Class III (NVMIG3)
2013	0.65% to 0.75%	14,305	117.27 to 116.60	1,671,671	1.23%	20.56% to 20.44%
2012	0.65% to 0.75%	15,670	97.27 to 96.82	1,520,326	0.58%	15.03% to 14.91%
2011	0.65% to 0.75%	18,179	84.56 to 84.25	1,534,049	1.31%	-9.95% to -10.04%
2010	0.65% to 0.75%	19,096	93.91 to 93.66	1,790,751	0.82%	13.30% to 13.18%
2009	0.65% to 0.75%	20,886	82.89 to 82.75	1,729,422	0.91%	35.57% to 35.44%
NVIT Multi-Manager International Value Fund - Class III (GVDIV3)
2013	0.60% to 0.75%	96,918	1,370.49 to 135.08	16,825,777	2.29%	20.70% to 20.51%
2012	0.60% to 0.75%	102,107	1,135.49 to 112.08	14,578,313	0.39%	16.53% to 16.36%
2011	0.60% to 0.75%	114,511	974.40 to 96.33	13,652,833	1.83%	-16.61% to -16.74%
2010	0.60% to 0.75%	122,147	1,168.55 to 115.69	17,400,156	2.35%	5.48% to 5.32%
2009	0.60% to 0.75%	127,317	1,107.86 to 109.85	17,721,652	2.26%	29.06% to 28.87%
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
2013	0.60% to 0.75%	18,063	3,359.76 to 324.99	11,982,767	2.23%	20.73% to 20.55%
2012	0.60% to 0.75%	21,290	2,782.94 to 269.60	11,334,206	0.34%	16.45% to 16.28%
2011	0.60% to 0.75%	30,590	2,389.74 to 231.85	12,536,352	1.74%	-16.66% to -16.78%
2010	0.60% to 0.75%	37,983	2,867.37 to 278.61	18,119,961	2.12%	5.56% to 5.40%
2009	0.60% to 0.75%	47,692	2,716.39 to 264.34	21,124,806	2.13%	29.11% to 28.92%
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
2013	0.60% to 0.75%	31,854	1,641.41 to 139.19	4,611,613	0.76%	33.93% to 33.73%
2012	0.60% to 0.75%	33,884	1,225.53 to 104.08	3,755,083	0.48%	15.66% to 15.48%
2011	0.60% to 0.75%	37,069	1,059.63 to 90.12	3,623,471	0.01%	-3.49% to -3.63%
2010	0.60% to 0.75%	40,292	1,097.90 to 93.52	4,096,325	0.10%	9.79% to 14.65%	****
2009	0.65% to 0.75%	19,082	81.71 to 81.57	1,557,288	1.00%	28.94% to 28.81%
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
2013	0.60% to 0.75%	23,337	1,545.67 to 132.04	3,336,876	1.35%	34.63% to 34.43%
2012	0.60% to 0.75%	25,563	1,148.10 to 98.23	2,825,919	1.40%	17.10% to 16.93%
2011	0.60% to 0.75%	26,750	980.41 to 84.01	2,460,688	0.93%	-6.39% to -6.53%
2010	0.60% to 0.75%	30,780	1,047.36 to 89.88	3,032,512	0.58%	4.74% to 12.20%	****
2009	0.65% to 0.75%	17,619	80.24 to 80.10	1,412,102	1.54%	26.77% to 26.64%
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
2013	0.60% to 0.75%	247,024	2,340.76 to 148.35	55,320,207	0.00%	38.11% to 37.91%
2012	0.60% to 0.75%	277,437	1,694.81 to 107.57	44,451,997	0.00%	14.21% to 14.04%
2011	0.60% to 0.75%	314,411	1,483.87 to 94.33	44,031,101	0.00%	-4.80% to -4.94%
2010	0.60% to 0.75%	360,069	1,558.71 to 99.23	51,780,950	0.00%	26.06% to 25.87%
2009	0.60% to 0.75%	428,454	1,236.48 to 78.84	48,628,166	0.00%	23.65% to 26.17%	****
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
2013	0.65% to 0.75%	39,246	156.76 to 155.87	6,127,545	1.19%	34.80% to 34.66%
2012	0.65% to 0.75%	42,495	116.29 to 115.75	4,925,740	1.13%	15.59% to 15.47%
2011	0.65% to 0.75%	47,273	100.60 to 100.24	4,744,033	0.81%	-2.95% to -3.05%
2010	0.65% to 0.75%	52,421	103.67 to 103.39	5,424,440	1.43%	18.86% to 18.74%
2009	0.65% to 0.75%	60,511	87.22 to 87.07	5,271,721	1.29%	29.62% to 29.49%
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
2013	0.60% to 0.75%	8,713	2,291.73 to 225.53	2,173,172	0.00%	43.43% to 43.21%
2012	0.60% to 0.75%	9,378	1,597.84 to 157.48	1,625,975	0.00%	12.76% to 12.59%
2011	0.60% to 0.75%	12,587	1,417.06 to 139.88	1,945,083	0.00%	-1.24% to -1.39%
2010	0.60% to 0.75%	13,293	1,434.87 to 141.85	2,115,386	0.00%	24.70% to 24.51%
2009	0.60% to 0.75%	12,896	1,150.68 to 113.92	1,610,079	0.00%	26.70% to 26.51%
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
2013	0.60% to 0.75%	63,460	2,758.18 to 269.41	22,500,901	0.83%	39.56% to 39.35%
2012	0.60% to 0.75%	70,679	1,976.29 to 193.33	17,530,041	0.85%	19.85% to 19.67%
2011	0.60% to 0.75%	79,543	1,648.92 to 161.55	16,286,389	0.43%	-5.73% to -5.87%
2010	0.60% to 0.75%	88,987	1,749.17 to 171.62	19,180,175	0.63%	25.85% to 25.66%
2009	0.60% to 0.75%	105,222	1,389.90 to 136.58	18,206,897	0.63%	25.65% to 25.47%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
2013	0.60% to 0.75%	57,570	$2,573.49 to $ 251.37	$19,300,812	0.15%	40.11% to 39.90%
2012	0.60% to 0.75%	65,481	1,836.80 to 179.68	15,672,845	0.15%	14.82% to 14.64%
2011	0.60% to 0.75%	73,625	1,599.76 to 156.73	15,541,813	0.52%	-6.13% to -6.27%
2010	0.60% to 0.75%	84,028	1,704.15 to 167.21	18,870,454	0.30%	24.59% to 24.40%
2009	0.60% to 0.75%	102,250	1,367.82 to 134.41	18,194,207	0.29%	33.80% to 33.60%
NVIT Multi-Sector Bond Fund - Class I (MSBF)
2013	0.60% to 0.75%	8,969	1,586.88 to 156.17	1,742,473	3.39%	-1.72% to -1.86%
2012	0.60% to 0.75%	9,545	1,614.59 to 159.13	2,003,455	2.67%	11.58% to 11.41%
2011	0.60% to 0.75%	9,760	1,447.06 to 142.84	1,734,484	4.30%	4.92% to 4.76%
2010	0.60% to 0.75%	10,261	1,379.24 to 136.35	1,776,573	6.91%	9.93% to 9.76%
2009	0.60% to 0.75%	9,975	1,254.70 to 124.22	1,534,940	10.39%	23.64% to 23.45%
NVIT S&P 500 Index Fund - Class IV (GVEX4)
2013	0.60% to 0.75%	204,323	5,100.92 to 494.71	138,451,521	1.86%	31.29% to 31.09%
2012	0.60% to 0.75%	226,237	3,885.38 to 377.38	116,897,900	1.85%	15.04% to 14.87%
2011	0.60% to 0.75%	260,861	3,377.47 to 328.54	116,028,008	1.69%	1.15% to 0.99%
2010	0.60% to 0.75%	292,943	3,339.22 to 325.31	127,700,930	1.81%	14.04% to 13.87%
2009	0.60% to 0.75%	331,907	2,928.05 to 285.68	126,149,138	2.38%	25.46% to 25.28%
NVIT Short Term Bond Fund - Class II (NVSTB2)
2013	0.65% to 0.75%	12,037	110.37 to 109.74	1,324,588	1.03%	-0.54% to -0.64%
2012	0.65% to 0.75%	12,361	110.97 to 110.45	1,367,890	1.09%	2.85% to 2.75%
2011	0.65% to 0.75%	19,207	107.89 to 107.50	2,068,524	1.59%	0.64% to 0.54%
2010	0.65% to 0.75%	13,296	107.21 to 106.92	1,424,080	1.41%	1.76% to 1.65%
2009	0.65% to 0.75%	11,884	105.35 to 105.18	1,251,259	2.94%	6.42% to 6.31%
NVIT Large Cap Growth Fund - Class I (NVOLG1)
2013	0.60% to 0.75%	369,714	2,191.65 to 217.64	106,409,853	0.78%	35.89% to 35.68%
2012	0.60% to 0.75%	411,546	1,612.87 to 160.40	87,824,532	0.70%	17.97% to 17.80%
2011	0.60% to 0.75%	459,162	1,367.14 to 136.17	83,384,980	0.67%	-2.82% to -2.96%
2010	0.60% to 0.75%	543,621	1,406.78 to 140.33	102,054,160	0.06%	8.15% to 7.99%
2009	0.60% to 0.75%	389	1,300.78 to 129.95	92,847	0.20%	30.08% to 29.95%	****
Templeton NVIT International Value Fund - Class III (NVTIV3)
2013	0.60% to 0.75%	1,204	1,325.36 to 168.31	198,796	1.96%	19.38% to 19.20%
2012	0.75%	953	141.20	134,566	2.91%	18.67%
2011	0.65% to 0.75%	863	93.34 to 118.99	101,200	3.35%	-12.99% to -13.08%
2010	0.65% to 0.75%	639	107.28 to 136.89	86,309	2.93%	7.28% to 5.55%	****
2009	0.75%	89	129.69	11,543	0.37%	29.69%	****
Invesco NVIT Comstock Value Fund - Class IV (EIF4)
2013	0.60% to 0.75%	59,533	2,125.97 to 207.66	17,230,712	0.00%	34.83% to 34.63%
2012	0.60% to 0.75%	70,875	1,576.79 to 154.25	14,900,315	1.22%	17.76% to 17.58%
2011	0.60% to 0.75%	82,462	1,339.04 to 131.19	14,557,382	1.32%	-2.90% to -3.05%
2010	0.60% to 0.75%	91,133	1,379.06 to 135.31	16,393,684	1.58%	14.95% to 14.78%
2009	0.60% to 0.75%	106,165	1,199.68 to 117.89	16,697,703	1.21%	27.92% to 27.73%
NVIT Real Estate Fund - Class I (NVRE1)
2013	0.65% to 0.75%	30,682	117.79 to 117.12	3,598,835	1.47%	2.38% to 2.28%
2012	0.65% to 0.75%	32,024	115.05 to 114.52	3,671,963	1.07%	15.03% to 14.92%
2011	0.65% to 0.75%	33,484	100.02 to 99.65	3,340,084	0.87%	5.81% to 5.71%
2010	0.65% to 0.75%	37,019	94.52 to 94.27	3,492,111	2.15%	29.34% to 29.21%
2009	0.65% to 0.75%	39,256	73.08 to 72.96	2,865,417	2.46%	29.99% to 29.86%
NVIT Money Market Fund - Class IV (SAM4)
2013	0.00% to 0.75%	150,332	3,297.33 to 162.69	33,501,766	0.00%	-0.00% to -0.75%
2012	0.60% to 0.75%	172,313	2,276.96 to 163.92	37,857,180	0.00%	-0.60% to -0.75%
2011	0.00% to 0.75%	188,555	3,297.33 to 165.16	42,295,916	0.00%	-0.00% to -0.75%
2010	0.00% to 0.75%	205,359	3297.33 to 166.40	46,585,485	0.00%	-0.60% to -0.75%
2009	0.00% to 0.75%	261,369	3297.32 to 167.66	59,063,759	0.10%	0.09% to -0.66%
VPS Growth and Income Portfolio - Class A (ALVGIA)
2013	0.60% to 0.75%	9,101	2,301.81 to 226.53	2,920,455	1.41%	34.16% to 33.96%
2012	0.60% to 0.75%	9,049	1,715.75 to 169.10	1,722,023	1.58%	16.82% to 16.64%
2011	0.60% to 0.75%	9,370	1,468.71 to 144.97	1,505,002	1.34%	5.68% to 5.52%
2010	0.60% to 0.75%	12,005	1,389.74 to 137.38	1,832,879	0.00%	12.42% to 12.25%
2009	0.60% to 0.75%	13,714	1,236.25 to 122.39	1,902,208	4.39%	20.10% to 19.92%
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
2013	0.60% to 0.75%	8,075	3,369.44 to 331.60	3,270,275	0.66%	37.23% to 37.03%
2012	0.60% to 0.75%	8,206	2,455.28 to 241.99	2,412,011	0.54%	18.04% to 17.86%
2011	0.60% to 0.75%	9,452	2,080.12 to 205.33	2,598,131	0.49%	-8.94% to -9.07%
2010	0.60% to 0.75%	11,808	2,284.27 to 225.82	3,360,793	0.55%	26.15% to 25.96%
2009	0.60% to 0.75%	11,860	1,810.77 to 179.27	2,749,403	1.17%	42.00% to 41.79%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VP Income & Growth Fund - Class I (ACVIG)
2013	0.60% to 0.75%	7,219	$2,296.60 to $ 221.10	$1,718,552	2.25%	35.01% to 34.81%
2012	0.60% to 0.75%	7,703	1,701.07 to 164.01	1,356,334	2.09%	14.06% to 13.88%
2011	0.60% to 0.75%	8,438	1,491.43 to 144.02	1,299,642	1.54%	2.50% to 2.34%
2010	0.60% to 0.75%	8,751	1,455.11 to 140.72	1,364,008	1.72%	13.46% to 13.29%
2009	0.60% to 0.75%	9,279	1,282.44 to 124.21	1,299,283	5.39%	17.39% to 17.21%
American Century VP Inflation Protection Fund - Class II (ACVIP2)
2013	0.60% to 0.75%	12,680	1,449.27 to 142.62	2,092,601	1.64%	-9.03% to -9.16%
2012	0.60% to 0.75%	17,193	1,593.07 to 157.00	3,057,694	2.37%	6.74% to 6.58%
2011	0.60% to 0.75%	18,748	1,492.45 to 147.31	3,434,728	4.02%	11.08% to 10.91%
2010	0.60% to 0.75%	18,942	1,343.61 to 132.81	3,077,359	1.79%	4.49% to 4.33%
2009	0.60% to 0.75%	17,921	1,285.88 to 127.30	2,885,688	1.90%	9.55% to 9.39%
VP International Fund - Class I (ACVI)
2013	0.60% to 0.75%	286	1,983.52 to 194.91	366,963	1.63%	21.68% to 21.50%
2012	0.60% to 0.75%	306	1,630.14 to 160.42	298,941	0.79%	20.44% to 20.25%
2011	0.60% to 0.75%	446	1,353.54 to 133.40	326,708	1.50%	-12.57% to -12.70%
2010	0.60% to 0.75%	442	1,548.09 to 152.81	384,270	2.52%	12.62% to 12.45%
2009	0.60% to 0.75%	544	1,374.67 to 135.89	444,321	2.44%	32.96% to 32.77%
VP International Fund - Class III (ACVI3)
2009	0.65%	1	135.10	135	3.97%	32.90%
VP Mid Cap Value Fund - Class I (ACVMV1)
2013	0.65% to 0.75%	5,341	221.64 to 219.73	1,178,884	1.23%	29.27% to 29.14%
2012	0.65% to 0.75%	5,224	171.45 to 170.14	891,956	2.02%	15.57% to 15.46%
2011	0.65% to 0.75%	5,409	148.35 to 147.36	799,374	1.31%	-1.34% to -1.43%
2010	0.65% to 0.75%	6,248	150.36 to 149.51	936,472	2.58%	18.48% to 18.36%
2009	0.65% to 0.75%	5,878	126.90 to 126.31	744,319	3.88%	29.10% to 28.97%
VP Ultra(R) Fund - Class I (ACVU1)
2013	0.60% to 0.75%	22	1,804.04 to 177.27	29,929	0.59%	36.25% to 36.05%
2012	0.60% to 0.75%	34	1,324.02 to 130.30	34,143	0.00%	13.24% to 13.07%
2011	0.60% to 0.75%	43	1,169.20 to 115.24	39,736	0.00%	0.46% to 0.31%
2010	0.60% to 0.75%	61	1,163.82 to 114.88	58,406	0.45%	15.39% to 15.22%
2009	0.60% to 0.75%	391	1,008.59 to 99.70	131,903	0.57%	33.68% to 33.47%
VP Value Fund - Class I (ACVV)
2009	0.60% to 0.75%	39,978	1,282.88 to 126.82	5,713,475	6.21%	19.15% to 18.97%
VP Vista(SM) Fund - Class I (ACVVS1)
2013	0.75%	1	176.85	177	0.00%	29.20%
2012	0.75%	1	136.88	137	0.00%	14.75%
2011	0.75%	1	119.28	119	0.00%	-8.58%
2010	0.75%	2	130.48	261	0.00%	22.96%
2009	0.65% to 0.75%	107	106.62 to 106.12	11,407	0.00%	21.68% to 21.55%
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
2013	0.60% to 0.75%	28,636	3,354.43 to 327.36	9,960,289	1.06%	39.87% to 39.66%
2012	0.60% to 0.75%	29,851	2,398.20 to 234.39	7,388,329	0.44%	15.05% to 14.87%
2011	0.60% to 0.75%	28,872	2,084.53 to 204.04	6,136,419	0.61%	-0.04% to -0.19%
2010	0.60% to 0.75%	30,428	2,085.31 to 204.42	6,547,508	0.68%	25.07% to 24.89%
2009	0.60% to 0.75%	30,885	1,667.26 to 163.69	5,322,363	2.96%	24.28% to 24.09%
Appreciation Portfolio - Initial Shares (DCAP)
2013	0.60% to 0.75%	14,945	1,917.89 to 188.46	3,076,647	1.96%	20.38% to 20.20%
2012	0.60% to 0.75%	15,700	1,593.21 to 156.79	2,793,801	3.61%	9.77% to 9.60%
2011	0.60% to 0.75%	15,224	1,451.43 to 143.05	2,480,389	1.68%	8.36% to 8.20%
2010	0.60% to 0.75%	17,801	1,339.44 to 132.21	2,519,668	2.46%	14.63% to 14.46%
2009	0.60% to 0.75%	19,586	1,168.52 to 115.51	2,472,441	3.09%	21.83% to 21.64%
Opportunistic Small Cap Portfolio: Initial Shares (DSC)
2013	0.60% to 0.75%	2,088	2,094.12 to 206.09	838,428	0.00%	47.66% to 47.44%
2012	0.60% to 0.75%	1,728	1,418.20 to 139.78	320,631	0.00%	19.84% to 19.66%
2011	0.60% to 0.75%	1,824	1,183.41 to 116.81	244,970	0.39%	-14.36% to -14.49%
2010	0.60% to 0.75%	1,459	1,381.84 to 136.60	247,232	1.09%	30.37% to 30.17%
2009	0.60% to 0.75%	1,120	1,059.97 to 104.94	132,111	1.78%	25.28% to 25.10%
Managed Tail Risk Fund II: Primary Shares (FVCA2P)
2013	0.60% to 0.75%	599	1,740.16 to 171.25	112,384	1.04%	15.76% to 15.58%
2012	0.60% to 0.75%	591	1,503.30 to 148.17	95,709	0.55%	9.51% to 9.35%
2011	0.60% to 0.75%	656	1,372.71 to 135.50	97,871	0.70%	-5.86% to -6.00%
2010	0.60% to 0.75%	728	1,458.14 to 144.15	114,355	0.93%	12.40% to 12.23%
2009	0.60% to 0.75%	767	1,297.30 to 128.44	106,650	0.91%	12.80% to 12.63%
Quality Bond Fund II - Primary Shares (FQB)
2013	0.60% to 0.75%	13,941	1,511.21 to 153.84	2,618,615	4.24%	0.43% to 0.28%
2012	0.60% to 0.75%	15,521	1,504.73 to 153.41	2,749,233	4.03%	9.06% to 8.90%
2011	0.60% to 0.75%	16,802	1,379.67 to 140.87	2,760,052	5.31%	1.66% to 1.51%
2010	0.60% to 0.75%	18,478	1,357.11 to 138.77	2,961,969	5.29%	7.86% to 7.69%
2009	0.60% to 0.75%	17,378	1,258.27 to 128.86	2,835,959	7.17%	19.71% to 19.54%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Equity-Income Portfolio - Initial Class (FEIP)
2013	0.60% to 0.75%	136,521	$4,886.76 to $ 473.93	$94,397,820	2.48%	27.38% to 27.19%
2012	0.60% to 0.75%	150,011	3,836.32 to 372.62	81,967,981	3.05%	16.60% to 16.43%
2011	0.60% to 0.75%	169,119	3,290.04 to 320.04	78,985,131	2.41%	0.37% to 0.22%
2010	0.60% to 0.75%	194,717	3,277.95 to 319.34	88,957,490	1.85%	14.46% to 14.29%
2009	0.60% to 0.75%	222,747	2,863.82 to 279.41	88,514,803	2.32%	29.43% to 29.24%
High Income Portfolio - Initial Class (FHIP)
2013	0.60% to 0.75%	14,624	2,749.99 to 258.74	7,765,711	5.46%	5.31% to 5.16%
2012	0.60% to 0.75%	17,236	2,611.25 to 246.05	8,853,867	5.62%	13.54% to 13.37%
2011	0.60% to 0.75%	20,354	2,299.79 to 217.03	8,788,501	6.47%	3.41% to 3.26%
2010	0.60% to 0.75%	24,846	2,223.94 to 210.19	9,770,982	7.56%	13.14% to 12.97%
2009	0.60% to 0.75%	30,990	1,965.61 to 186.05	10,157,812	7.82%	43.10% to 42.88%
VIP Asset Manager Portfolio - Initial Class (FAMP)
2013	0.60% to 0.75%	59,764	3,401.61 to 329.90	31,049,343	1.56%	15.01% to 14.84%
2012	0.60% to 0.75%	64,290	2,957.55 to 287.26	29,409,345	1.49%	11.81% to 11.64%
2011	0.60% to 0.75%	72,267	2,645.22 to 257.31	30,248,385	1.89%	-3.14% to -3.29%
2010	0.60% to 0.75%	80,861	2,731.04 to 266.06	34,802,694	1.71%	13.58% to 13.41%
2009	0.60% to 0.75%	91,759	2,404.48 to 234.60	34,309,106	2.46%	28.34% to 28.15%
VIP Contrafund(R) Portfolio - Initial Class (FCP)
2009	0.60% to 0.75%	264,822	3,568.22 to 268.67	98,025,774	1.45%	34.90% to 34.70%
VIP Energy Portfolio - Service Class 2 (FNRS2)
2013	0.65% to 0.75%	8,567	214.42 to 212.57	1,826,336	0.69%	23.34% to 23.22%
2012	0.65% to 0.75%	10,390	173.84 to 172.51	1,797,577	0.78%	4.05% to 3.95%
2011	0.65% to 0.75%	10,469	167.07 to 165.96	1,741,829	0.85%	-5.81% to -5.91%
2010	0.65% to 0.75%	9,261	177.38 to 176.38	1,637,235	0.38%	18.39% to 18.27%
2009	0.65% to 0.75%	10,790	149.83 to 149.13	1,612,544	0.27%	46.62% to 46.47%
VIP Equity-Income Portfolio - Service Class (FEIS)
2013	0.75%	25,465	213.53	5,437,445	2.51%	27.06%
2012	0.75%	25,858	168.06	4,345,627	3.17%	16.31%
2011	0.75%	26,038	144.49	3,762,250	2.50%	0.11%
2010	0.75%	25,901	144.34	3,738,461	2.23%	14.23%
2009	0.75%	25,434	126.36	3,213,783	2.96%	29.06%
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
2013	0.65% to 0.75%	1,796	161.34 to 159.95	288,021	1.09%	12.66% to 12.55%
2012	0.65% to 0.75%	5,273	143.21 to 142.12	753,672	1.76%	10.96% to 10.85%
2011	0.65% to 0.75%	5,579	129.07 to 128.21	718,840	2.12%	-0.93% to -1.03%
2010	0.65% to 0.75%	4,999	130.28 to 129.54	650,703	2.57%	12.01% to 11.89%
2009	0.65% to 0.75%	3,157	116.31 to 115.77	366,408	4.03%	23.35% to 23.23%
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
2013	0.65% to 0.75%	10,854	166.71 to 165.27	1,801,015	1.70%	15.20% to 15.09%
2012	0.65% to 0.75%	12,820	144.71 to 143.60	1,846,144	1.94%	12.45% to 12.34%
2011	0.65% to 0.75%	12,925	128.68 to 127.83	1,656,092	2.01%	-1.76% to -1.86%
2010	0.65% to 0.75%	12,878	130.99 to 130.25	1,681,298	2.65%	13.78% to 13.67%
2009	0.65% to 0.75%	10,411	115.13 to 114.59	1,195,368	4.98%	27.94% to 27.81%
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
2013	0.65% to 0.75%	11,010	173.66 to 172.16	1,898,332	1.73%	20.71% to 20.59%
2012	0.65% to 0.75%	10,016	143.86 to 142.77	1,431,901	2.05%	14.73% to 14.62%
2011	0.65% to 0.75%	10,126	125.39 to 124.56	1,263,072	1.94%	-3.33% to -3.42%
2010	0.65% to 0.75%	9,590	129.70 to 128.97	1,238,180	2.36%	15.25% to 15.13%
2009	0.65% to 0.75%	9,881	112.54 to 112.02	1,108,060	2.77%	30.55% to 30.42%
VIP Growth Portfolio - Initial Class (FGP)
2013	0.60% to 0.75%	196,502	4,630.78 to 449.11	127,990,257	0.29%	35.52% to 35.32%
2012	0.60% to 0.75%	216,881	3,417.03 to 331.89	104,283,398	0.58%	14.00% to 13.83%
2011	0.60% to 0.75%	250,347	2,997.36 to 291.57	104,313,560	0.35%	-0.40% to -0.54%
2010	0.60% to 0.75%	287,279	3,009.27 to 293.16	118,054,719	0.28%	23.43% to 23.25%
2009	0.60% to 0.75%	333,190	2,438.03 to 237.87	109,607,553	0.45%	27.52% to 27.33%
VIP Growth Portfolio - Service Class (FGS)
2013	0.75%	14,230	224.51	3,194,802	0.19%	35.19%
2012	0.75%	15,108	166.08	2,509,079	0.51%	13.69%
2011	0.75%	15,100	146.08	2,205,830	0.26%	-0.61%
2010	0.75%	15,750	146.97	2,314,800	0.23%	23.13%
2009	0.75%	15,534	119.36	1,854,183	0.44%	27.19%
VIP High Income Portfolio - Initial Class R (FHIPR)
2013	0.65% to 0.75%	35,737	146.83 to 145.86	5,231,796	5.84%	5.28% to 5.18%
2012	0.65% to 0.75%	35,561	139.47 to 138.68	4,947,153	5.82%	13.56% to 13.44%
2011	0.65% to 0.75%	34,624	122.82 to 122.24	4,243,592	6.60%	3.37% to 3.27%
2010	0.65% to 0.75%	40,155	118.81 to 118.37	4,763,162	8.54%	13.14% to 13.03%
2009	0.65% to 0.75%	38,892	105.01 to 104.73	4,079,165	8.46%	42.88% to 42.74%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
2013	0.60% to 0.75%	81,346	$2,771.84 to $ 269.13	$28,391,507	2.20%	-2.37% to -2.51%
2012	0.60% to 0.75%	87,058	2,838.98 to 276.06	32,793,519	2.20%	5.26% to 5.11%
2011	0.60% to 0.75%	98,957	2,697.03 to 262.65	35,128,999	3.12%	6.69% to 6.53%
2010	0.60% to 0.75%	114,694	2,527.84 to 246.55	36,991,612	3.58%	7.16% to 7.00%
2009	0.60% to 0.75%	128,777	2,358.94 to 230.42	38,476,630	9.25%	15.03% to 14.86%
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
2013	0.75%	9,786	150.89	1,476,602	2.28%	-2.62%
2012	0.75%	9,601	154.95	1,487,703	2.21%	4.98%
2011	0.75%	10,286	147.61	1,518,284	3.30%	6.41%
2010	0.75%	10,358	138.72	1,436,819	4.33%	6.87%
2009	0.75%	10,156	129.79	1,318,177	10.81%	14.81%
VIP Mid Cap Portfolio - Service Class (FMCS)
2013	0.60% to 0.75%	26,881	3,850.12 to 378.90	12,669,390	0.41%	35.25% to 35.05%
2012	0.60% to 0.75%	30,197	2,846.70 to 280.57	10,529,612	0.50%	14.06% to 13.89%
2011	0.60% to 0.75%	34,398	2,495.74 to 246.35	10,749,483	0.14%	-11.25% to -11.38%
2010	0.60% to 0.75%	39,764	2,812.09 to 277.99	14,145,259	0.29%	27.93% to 27.74%
2009	0.60% to 0.75%	44,102	2,198.09 to 217.62	11,734,551	0.64%	39.18% to 38.97%
VIP Overseas Portfolio - Initial Class (FOP)
2013	0.60% to 0.75%	24,534	2,735.69 to 265.62	14,010,407	1.35%	29.66% to 29.46%
2012	0.60% to 0.75%	28,954	2,109.95 to 205.17	12,275,875	1.90%	20.02% to 19.84%
2011	0.60% to 0.75%	34,059	1,758.05 to 171.21	11,820,452	1.29%	-17.66% to -17.78%
2010	0.60% to 0.75%	42,101	2,135.07 to 208.24	17,060,462	1.35%	12.44% to 12.27%
2009	0.60% to 0.75%	55,221	1,898.89 to 185.48	18,231,555	2.10%	25.77% to 25.58%
VIP Overseas Portfolio - Initial Class R (FOPR)
2013	0.60% to 0.75%	110,788	1,822.36 to 179.61	23,651,848	1.38%	29.67% to 29.48%
2012	0.60% to 0.75%	121,485	1,405.38 to 138.72	20,255,400	1.97%	19.99% to 19.81%
2011	0.60% to 0.75%	132,941	1,171.26 to 115.79	18,476,259	1.36%	-17.64% to -17.76%
2010	0.60% to 0.75%	136,711	1,422.12 to 140.80	23,802,040	1.46%	12.40% to 12.23%
2009	0.60% to 0.75%	149,431	1,265.25 to 125.45	22,429,097	2.34%	25.85% to 25.66%
VIP Overseas Portfolio - Service Class (FOS)
2013	0.75%	234	249.96	58,492	1.26%	29.40%
2012	0.75%	275	193.17	53,121	1.79%	19.64%
2011	0.75%	328	161.46	52,959	1.16%	-17.85%
2010	0.75%	403	196.53	79,202	1.49%	12.15%
2009	0.75%	458	175.24	80,261	2.26%	25.49%
VIP Overseas Portfolio - Service Class R (FOSR)
2013	0.75%	18,085	177.91	3,217,547	1.33%	29.33%
2012	0.75%	18,258	137.57	2,511,689	1.94%	19.77%
2011	0.75%	18,487	114.86	2,123,467	1.33%	-17.92%
2010	0.75%	17,337	139.94	2,426,107	1.73%	12.17%
2009	0.75%	16,574	124.76	2,067,777	2.93%	25.55%
VIP Value Strategies Portfolio - Service Class (FVSS)
2013	0.60% to 0.75%	6,902	2,953.40 to 290.65	2,369,544	0.82%	29.66% to 29.47%
2012	0.60% to 0.75%	7,354	2,277.72 to 224.49	1,940,867	0.45%	26.34% to 26.15%
2011	0.60% to 0.75%	7,881	1,802.86 to 177.96	1,942,007	0.83%	-9.39% to -9.53%
2010	0.60% to 0.75%	9,259	1,989.74 to 196.70	2,499,009	0.47%	25.70% to 25.51%
2009	0.60% to 0.75%	10,974	1,582.95 to 156.72	2,094,978	0.63%	56.46% to 56.22%
Franklin Rising Dividends Securities Fund - Class 1 (FTVRDI)
2013	0.60% to 0.75%	24,591	2,459.99 to 242.09	7,305,705	1.74%	29.27% to 29.08%
2012	0.60% to 0.75%	28,081	1,902.93 to 187.55	6,413,833	1.77%	11.50% to 11.34%
2011	0.60% to 0.75%	31,764	1,706.62 to 168.46	6,407,217	1.62%	5.66% to 5.50%
2010	0.60% to 0.75%	37,619	1,615.22 to 159.68	6,896,501	1.77%	20.22% to 20.04%
2009	0.60% to 0.75%	39,612	1,343.59 to 133.02	6,134,939	1.83%	16.97% to 16.79%
Franklin Small Cap Value Securities Fund - Class 1 (FTVSVI)
2013	0.60% to 0.75%	16,434	3,399.16 to 334.52	6,373,319	1.48%	35.69% to 35.49%
2012	0.60% to 0.75%	18,139	2,505.12 to 246.90	5,243,841	1.03%	18.04% to 17.86%
2011	0.60% to 0.75%	21,059	2,122.26 to 209.49	5,154,083	0.89%	-4.10% to -4.25%
2010	0.60% to 0.75%	24,769	2,213.06 to 218.78	6,363,695	1.01%	27.72% to 27.53%
2009	0.60% to 0.75%	30,252	1,732.72 to 171.55	6,000,085	2.20%	28.77% to 28.58%
Templeton Developing Markets Securities Fund - Class 3 (FTVDM3)
2013	0.65% to 0.75%	10,439	180.72 to 179.16	1,876,328	1.80%	-1.61% to -1.71%
2012	0.65% to 0.75%	12,320	183.69 to 182.29	2,254,464	1.42%	12.42% to 12.31%
2011	0.65% to 0.75%	13,552	163.39 to 162.31	2,206,891	0.97%	-16.40% to -16.49%
2010	0.65% to 0.75%	16,171	195.45 to 194.35	3,151,548	1.74%	16.75% to 16.64%
2009	0.65% to 0.75%	16,508	167.41 to 166.63	2,756,076	4.61%	71.52% to 71.34%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Templeton Foreign Securities Fund - Class 1 (TIF)
2013	0.60% to 0.75%	1,920	$2,690.01 to $ 264.73	$1,596,456	2.50%	22.54% to 22.35%
2012	0.60% to 0.75%	1,971	2,195.28 to 216.37	1,183,652	3.28%	17.89% to 17.71%
2011	0.60% to 0.75%	2,155	1,862.22 to 183.82	1,157,642	1.91%	-10.98% to -11.11%
2010	0.60% to 0.75%	2,683	2,091.89 to 206.80	1,423,155	2.10%	8.03% to 7.86%
2009	0.60% to 0.75%	2,527	1,936.48 to 191.72	1,436,416	3.79%	36.52% to 36.32%
Templeton Global Bond Securities Fund - Class 3 (FTVGI3)
2013	0.65% to 0.75%	13,746	195.67 to 193.98	2,675,560	4.78%	0.98% to 0.88%
2012	0.65% to 0.75%	14,340	193.78 to 192.30	2,766,107	6.21%	14.31% to 14.20%
2011	0.65% to 0.75%	14,830	169.51 to 168.39	2,503,594	5.53%	-1.47% to -1.57%
2010	0.65% to 0.75%	13,949	172.04 to 171.07	2,391,162	1.48%	13.64% to 13.52%
2009	0.65% to 0.75%	13,754	151.40 to 150.69	2,076,201	15.63%	17.92% to 17.80%
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
2013	0.75%	506	128.75	65,149	13.06%	22.85%
2012	0.75%	294	104.81	30,814	2.77%	14.47%
2011	0.75%	323	91.56	29,574	0.02%	-2.28%
2010	0.75%	631	93.69	59,120	5.39%	9.43%
2009	0.75%	94	85.62	8,048	8.69%	29.28%
Short Duration Bond Portfolio - I Class Shares (AMTB)
2013	0.60% to 0.75%	35,948	1,797.79 to 174.55	8,865,858	2.16%	0.01% to -0.13%
2012	0.60% to 0.75%	35,997	1,797.53 to 174.79	8,750,469	2.97%	3.98% to 3.82%
2011	0.60% to 0.75%	38,233	1,728.76 to 168.36	8,751,306	3.63%	-0.31% to -0.46%
2010	0.60% to 0.75%	48,811	1,734.12 to 169.13	10,703,567	5.24%	4.66% to 4.50%
2009	0.60% to 0.75%	54,523	1,656.99 to 161.85	11,404,615	8.04%	12.65% to 12.48%
International Portfolio - S Class Shares (AMINS)
2013	0.75%	18	150.96	2,717	1.44%	16.95%
2012	0.75%	17	129.07	2,194	0.81%	17.59%
2011	0.75%	17	109.76	1,866	6.63%	-12.99%
2010	0.65% to 0.75%	14	126.86 to 126.14	1,767	16.87%	21.22% to 21.10%
2009	0.75%	15	104.16	1,458	0.02%	33.51%
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
2013	0.60% to 0.75%	545	3,104.25 to 305.50	303,634	0.00%	31.82% to 31.62%
2012	0.60% to 0.75%	565	2,354.92 to 232.10	252,139	0.00%	11.74% to 11.57%
2011	0.60% to 0.75%	610	2,107.51 to 208.03	298,059	0.00%	-0.13% to -0.28%
2010	0.60% to 0.75%	611	2,110.16 to 208.60	306,411	0.00%	28.32% to 28.13%
2009	0.60% to 0.75%	203	1,644.39 to 162.80	158,984	0.00%	30.81% to 30.62%
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
2013	0.60% to 0.75%	3,218	1,842.09 to 179.93	3,359,651	1.19%	30.35% to 30.16%
2012	0.60% to 0.75%	3,452	1,413.16 to 138.24	2,784,832	0.42%	15.90% to 15.73%
2011	0.60% to 0.75%	4,031	1,219.30 to 119.45	2,747,237	0.00%	-11.89% to -12.02%
2010	0.60% to 0.75%	4,584	1,383.79 to 135.77	3,519,068	0.69%	14.97% to 14.80%
2009	0.60% to 0.75%	5,536	1,203.56 to 118.27	3,518,851	0.73%	55.14% to 54.91%
Small-Cap Growth Portfolio - S Class Shares (AMFAS)
2013	0.60% to 0.75%	2,351	2,009.78 to 197.79	551,794	0.00%	44.96% to 44.74%
2012	0.60% to 0.75%	2,512	1,386.42 to 136.65	394,392	0.00%	8.17% to 8.01%
2011	0.60% to 0.75%	2,826	1,281.72 to 126.52	468,203	0.00%	-1.65% to -1.80%
2010	0.60% to 0.75%	3,754	1,303.24 to 128.83	644,400	0.00%	18.90% to 18.72%
2009	0.60% to 0.75%	4,775	1,096.12 to 108.52	637,906	0.00%	22.02% to 21.84%
Socially Responsive Portfolio - I Class Shares (AMSRS)
2013	0.60% to 0.75%	2,349	2,488.03 to 244.85	782,015	0.70%	36.78% to 36.58%
2012	0.60% to 0.75%	2,447	1,819.00 to 179.28	604,430	0.23%	10.31% to 10.15%
2011	0.60% to 0.75%	2,722	1,648.93 to 162.76	603,394	0.33%	-3.66% to -3.80%
2010	0.60% to 0.75%	2,757	1,711.55 to 169.20	615,873	0.04%	22.12% to 21.94%
2009	0.60% to 0.75%	3,912	1,401.53 to 138.76	662,956	2.45%	30.64% to 30.44%
Capital Appreciation Fund/VA - Non-Service Shares (OVGR)
2009	0.60% to 0.75%	31,241	1,095.29 to 108.28	3,632,481	0.39%	43.65% to 43.44%
Global Securities Fund/VA - Class 3 (OVGS3)
2013	0.65% to 0.75%	48,475	214.97 to 212.90	10,338,914	1.36%	26.51% to 26.39%
2012	0.65% to 0.75%	51,652	169.92 to 168.46	8,716,023	2.11%	20.44% to 20.32%
2011	0.65% to 0.75%	54,728	141.08 to 140.01	7,674,076	1.25%	-8.86% to -8.95%
2010	0.65% to 0.75%	55,968	154.80 to 153.77	8,618,236	1.58%	15.22% to 15.11%
2009	0.65% to 0.75%	58,101	134.35 to 133.59	7,771,162	2.60%	38.79% to 38.65%
Global Securities Fund/VA - Non-Service Shares (OVGS)
2013	0.60% to 0.75%	2,406	2,438.88 to 239.66	1,141,093	1.39%	26.55% to 26.36%
2012	0.60% to 0.75%	2,710	1,927.28 to 189.67	1,145,985	2.04%	20.54% to 20.36%
2011	0.60% to 0.75%	3,181	1,598.90 to 157.59	1,179,597	1.36%	-8.84% to -8.97%
2010	0.60% to 0.75%	4,265	1,753.90 to 173.12	1,734,031	1.52%	15.27% to 15.10%
2009	0.60% to 0.75%	4,877	1,521.54 to 150.41	1,687,533	2.59%	38.94% to 38.73%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
2013	0.60% to 0.75%	12,146	$1,906.30 to $ 187.32	$2,488,123	1.10%	30.99% to 30.79%
2012	0.60% to 0.75%	13,720	1,455.36 to 143.22	2,128,724	0.94%	16.17% to 16.00%
2011	0.60% to 0.75%	15,102	1,252.78 to 123.47	2,135,618	0.85%	-0.61% to -0.76%
2010	0.60% to 0.75%	17,422	1,260.48 to 124.42	2,470,139	1.24%	15.41% to 15.24%
2009	0.60% to 0.75%	18,999	1,092.14 to 107.96	2,320,394	2.14%	27.52% to 27.33%
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
2013	0.60% to 0.75%	3,875	3,322.69 to 326.99	1,390,815	0.93%	40.17% to 39.96%
2012	0.60% to 0.75%	4,172	2,370.44 to 233.63	1,094,143	0.58%	17.28% to 17.10%
2011	0.60% to 0.75%	5,011	2,021.18 to 199.51	1,109,162	0.65%	-2.80% to -2.94%
2010	0.60% to 0.75%	6,244	2,079.32 to 205.55	1,460,218	0.73%	22.67% to 22.48%
2009	0.60% to 0.75%	7,566	1,695.08 to 167.82	1,469,138	1.03%	36.38% to 36.17%
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
2013	0.60% to 0.75%	5,045	1,009.43 to 100.76	554,909	4.96%	-0.73% to -0.88%
2012	0.60% to 0.75%	4,550	1,016.85 to 101.66	494,602	0.00%	1.69% to 1.66%
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
2013	0.75%	1,694	124.11	210,238	1.79%	-7.17%
2012	0.75%	1,736	133.70	232,104	5.31%	4.71%
2011	0.75%	1,762	127.69	224,990	2.00%	7.71%
2010	0.75%	1,829	118.55	216,825	1.64%	8.66%
2009	0.75%	818	109.10	89,246	0.76%	9.10%	****
Low Duration Portfolio - Administrative Class (PMVLDA)
2013	0.75%	4,193	120.02	503,237	1.45%	-0.88%
2012	0.75%	4,773	121.09	577,942	1.93%	5.06%
2011	0.75%	4,870	115.25	561,283	1.67%	0.35%
2010	0.75%	5,616	114.85	644,991	2.11%	4.50%
2009	0.75%	1,256	109.90	138,037	1.56%	9.90%	****
Total Return Portfolio - Administrative Class (PMVTRA)
2013	0.60% to 0.75%	5,114	1,068.87 to 106.46	1,039,886	2.20%	-2.54% to -2.69%
2012	0.60% to 0.75%	6,311	1,096.77 to 109.40	1,252,931	2.64%	8.94% to 8.78%
2011	0.65% to 0.75%	1,842	100.64 to 100.57	185,260	2.00%	0.64% to 0.57%	****
Putnam VT Growth and Income Fund - Class IB (PVGIB)
2013	0.60% to 0.75%	1,319	2,082.21 to 204.92	276,203	1.66%	34.87% to 34.66%
2012	0.60% to 0.75%	1,456	1,543.91 to 152.17	227,520	1.67%	18.42% to 18.24%
2011	0.60% to 0.75%	1,497	1,303.73 to 128.69	197,650	1.37%	-5.21% to -5.35%
2010	0.60% to 0.75%	1,468	1,375.39 to 135.97	201,131	1.79%	13.69% to 13.52%
2009	0.60% to 0.75%	1,290	1,209.74 to 119.77	155,719	3.07%	29.04% to 28.84%
Putnam VT International Equity Fund - Class IB (PVTIGB)
2013	0.60% to 0.75%	200	2,159.37 to 212.51	85,585	1.81%	27.30% to 27.11%
2012	0.60% to 0.75%	349	1,696.22 to 167.18	278,885	1.83%	21.19% to 21.00%
2011	0.60% to 0.75%	274	1,399.70 to 138.16	69,543	3.28%	-17.43% to -17.55%
2010	0.60% to 0.75%	337	1,695.16 to 167.58	97,886	3.70%	9.37% to 9.20%
2009	0.60% to 0.75%	383	1,549.96 to 153.45	107,636	0.00%	23.89% to 23.70%
Putnam VT Voyager Fund - Class IB (PVTVB)
2013	0.60% to 0.75%	2,616	2,309.01 to 227.24	935,631	0.75%	42.87% to 42.65%
2012	0.60% to 0.75%	3,332	1,616.21 to 159.29	725,332	0.34%	13.54% to 13.37%
2011	0.60% to 0.75%	3,887	1,423.43 to 140.50	733,055	0.00%	-18.34% to -18.46%
2010	0.60% to 0.75%	2,813	1,743.10 to 172.32	551,898	1.66%	20.08% to 19.90%
2009	0.60% to 0.75%	4,172	1,451.67 to 143.72	1,107,276	0.66%	62.92% to 62.67%
VI American Franchise Fund - Series I Shares (ACEG)
2013	0.60% to 0.75%	1,685	1,352.66 to 134.93	252,871	0.42%	39.30% to 39.09%
2012	0.60% to 0.75%	2,435	971.05 to 97.01	258,093	0.00%	-2.89% to -2.99%
VI Value Opportunities Fund - Series I Shares (AVBVI)
2013	0.60% to 0.75%	87	1,935.53 to 190.48	163,156	1.45%	32.95% to 32.76%
2012	0.60% to 0.75%	123	1,455.78 to 143.48	171,330	1.54%	17.00% to 16.82%
2011	0.60% to 0.75%	178	1,244.28 to 122.82	154,194	0.91%	-3.63% to -3.77%
2010	0.60% to 0.75%	271	1,291.13 to 127.64	207,824	0.60%	6.71% to 6.55%
2009	0.60% to 0.75%	323	1,209.95 to 119.79	250,184	0.43%	47.12% to 46.90%
Blue Chip Growth Portfolio - II (TRBCG2)
2009	0.65% to 0.75%	10,571	109.78 to 109.26	1,157,031	0.00%	40.87% to 40.73%
Equity Income Portfolio - II (TREI2)
2009	0.65% to 0.75%	18,737	100.70 to 100.23	1,880,125	1.92%	24.44% to 24.32%
Health Sciences Portfolio - II (TRHS2)
2013	0.65% to 0.75%	4,669	226.05 to 225.23	1,053,813	0.00%	49.54% to 49.39%
2012	0.65% to 0.75%	2,837	151.17 to 150.77	428,264	0.00%	30.15% to 30.02%
2011	0.65% to 0.75%	2,487	116.15 to 115.96	288,865	0.00%	9.67% to 9.56%
2010	0.65% to 0.75%	391	105.91 to 105.84	41,409	0.00%	5.91% to 5.84%	****

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)
2013	0.60% to 0.75%	15,275	$2,415.21 to $ 234.50	$5,773,885	2.35%	-9.71% to -9.85%
2012	0.60% to 0.75%	16,797	2,675.00 to 260.12	7,188,903	1.14%	4.92% to 4.76%
2011	0.60% to 0.75%	5,692	2,549.64 to 248.30	3,122,901	8.07%	7.49% to 7.33%
2010	0.60% to 0.75%	6,861	2,371.88 to 231.33	3,398,403	3.80%	5.56% to 5.40%
2009	0.60% to 0.75%	8,890	2,246.92 to 219.47	3,920,034	3.91%	5.35% to 5.19%
VIP Trust Emerging Markets Fund - Initial Class (VWEM)
2013	0.60% to 0.75%	49,935	3,370.63 to 328.25	24,844,261	1.54%	11.35% to 11.18%
2012	0.60% to 0.75%	54,894	3,027.06 to 295.23	24,594,686	0.00%	29.03% to 28.84%
2011	0.60% to 0.75%	24,664	2,346.01 to 229.15	10,687,721	1.09%	-26.18% to -26.29%
2010	0.60% to 0.75%	29,643	3,178.07 to 310.89	17,173,355	0.64%	26.08% to 25.89%
2009	0.60% to 0.75%	36,924	2,520.65 to 246.95	17,037,479	0.18%	111.90% to 111.58%
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
2013	0.60% to 0.75%	18,454	4,882.31 to 474.04	13,429,427	0.72%	9.87% to 9.71%
2012	0.60% to 0.75%	21,830	4,443.60 to 432.09	14,876,388	0.77%	2.77% to 2.61%
2011	0.60% to 0.75%	5,489	4,323.98 to 421.09	5,698,184	1.23%	-16.95% to -17.07%
2010	0.60% to 0.75%	7,256	5,206.45 to 507.79	7,875,356	0.37%	28.46% to 28.27%
2009	0.60% to 0.75%	8,720	4,052.89 to 395.88	6,557,816	0.27%	56.59% to 56.36%
Variable Insurance Fund - Equity Income Portfolio (VVEI)
2013	0.95%	11,279	241.57	2,724,702	2.38%	28.82%
2012	0.95%	11,391	187.53	2,136,187	2.35%	12.33%
2011	0.95%	11,192	166.95	1,868,552	2.30%	9.23%
2010	0.95%	11,762	152.85	1,797,857	3.56%	13.63%
2009	0.95%	11,643	134.52	1,566,225	6.47%	15.67%
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
2013	0.95%	7,587	197.70	1,499,948	5.08%	3.36%
2012	0.95%	7,044	191.27	1,347,324	5.31%	13.21%
2011	0.95%	7,317	168.95	1,236,200	7.27%	5.93%
2010	0.95%	7,735	159.50	1,233,721	8.34%	11.04%
2009	0.95%	7,329	143.63	1,052,698	10.32%	37.54%
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
2013	0.95%	16,254	303.74	4,936,969	1.06%	33.65%
2012	0.95%	16,798	227.26	3,817,486	1.12%	14.72%
2011	0.95%	16,665	198.10	3,301,349	1.00%	-2.96%
2010	0.95%	17,134	204.15	3,497,838	1.17%	24.18%
2009	0.95%	16,890	164.39	2,776,530	2.28%	39.05%
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
2013	0.95%	9,053	146.11	1,322,691	2.48%	-3.21%
2012	0.95%	8,223	150.96	1,241,309	2.67%	3.04%
2011	0.95%	7,895	146.50	1,156,652	3.33%	6.64%
2010	0.95%	8,615	137.39	1,183,581	4.25%	5.49%
2009	0.95%	9,346	130.23	1,217,146	5.74%	4.94%
Variable Insurance Portfolios - Asset Strategy (WRASP)
2013	0.75%	2,170	173.76	377,049	1.34%	24.20%
2012	0.75%	2,356	139.90	329,612	1.23%	18.28%
2011	0.75%	2,529	118.28	299,125	1.17%	-7.90%
2010	0.75%	3,652	128.42	468,991	1.31%	7.86%
2009	0.75%	1,332	119.06	158,586	0.00%	19.06%	*	***
Advantage VT Discovery Fund (SVDF)
2013	0.60% to 0.75%	4,876	1,482.06 to 145.20	1,515,294	0.01%	42.94% to 42.73%
2012	0.60% to 0.75%	5,359	1,036.83 to 101.73	1,206,290	0.00%	17.03% to 16.85%
2011	0.60% to 0.75%	5,045	885.96 to 87.06	1,085,431	0.00%	-0.18% to -0.33%
2010	0.60% to 0.75%	4,693	887.53 to 87.34	1,009,951	0.00%	34.73% to 34.53%
2009	0.60% to 0.75%	3,356	658.74 to 64.92	658,495	0.00%	39.46% to 39.26%
Advantage VT Opportunity Fund - Class 2 (SVOF)
2013	0.60% to 0.75%	563	2,116.25 to 207.33	464,362	0.20%	29.90% to 29.70%
2012	0.60% to 0.75%	760	1,629.18 to 159.85	430,213	0.10%	14.83% to 14.66%
2011	0.60% to 0.75%	1,059	1,418.78 to 139.42	443,324	0.14%	-6.08% to -6.22%
2010	0.60% to 0.75%	1,056	1,510.68 to 148.67	498,872	0.81%	23.02% to 22.83%
2009	0.60% to 0.75%	1,478	1,228.04 to 121.03	542,984	0.00%	46.85% to 46.63%
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
2013	0.75%	727	249.85	181,641	0.00%	49.11%
2012	0.75%	825	167.56	138,240	0.00%	7.06%
2011	0.75%	654	156.51	102,357	0.00%	-5.31%
2010	0.75%	349	165.28	57,683	0.00%	25.83%
2009	0.75%	333	131.36	43,742	0.00%	31.36%	*	***
Janus Aspen Series - Global Technology Portfolio - Service II Shares (obsolete) (JAGTS2)
2011	0.65% to 0.75%	4,554	147.46 to 146.33	668,411	0.00%	-9.40% to -9.49%
2010	0.65% to 0.75%	5,088	162.75 to 161.67	824,618	0.00%	23.71% to 23.59%
2009	0.65% to 0.75%	5,013	131.56 to 130.82	657,526	0.00%	56.08% to 55.92%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Janus Aspen Series - Overseas Portfolio - Service II Shares (obsolete) (JAIGS2)
2011	0.65% to 0.75%	27,919	$196.42 to $ 194.93	$5,465,606	0.37%	-32.77% to -32.84%
2010	0.65% to 0.75%	31,882	292.18 to 290.24	9,288,177	0.58%	24.22% to 24.10%
2009	0.65% to 0.75%	33,537	235.21 to 233.88	7,869,144	0.45%	77.91% to 77.73%
V.I. Capital Appreciation Fund - Series I (obsolete) (AVCA)
2011	0.60% to 0.75%	2,077	1,203.93 to 118.84	265,877	0.16%	-8.46% to -8.60%
2010	0.60% to 0.75%	2,003	1,315.20 to 130.02	280,976	0.81%	14.80% to 14.63%
2009	0.60% to 0.75%	2,200	1,145.66 to 113.43	267,550	0.72%	20.35% to 20.17%
V.I. Capital Development Fund - Series I (obsolete) (AVCDI)
2011	0.60% to 0.75%	6,796	1,679.41 to 165.77	1,194,915	0.00%	-7.71% to -7.85%
2010	0.60% to 0.75%	6,860	1,819.78 to 179.90	1,306,644	0.00%	18.07% to 17.89%
2009	0.60% to 0.75%	7,877	1,541.30 to 152.60	1,280,886	0.00%	41.52% to 41.31%
VIP Trust - Global Bond Fund - Class R1 (obsolete) (VWBFR)
2011	0.60% to 0.75%	20,576	1,541.64 to 152.40	4,737,197	7.71%	7.49% to 7.33%
2010	0.60% to 0.75%	22,637	1,434.15 to 141.99	4,550,582	3.79%	5.56% to 5.41%
2009	0.60% to 0.75%	26,836	1,358.56 to 134.71	4,950,164	3.97%	5.35% to 5.19%
VIP Trust - Emerging Markets Fund - Class R1 (obsolete) (VWEMR)
2011	0.60% to 0.75%	39,908	2,180.00 to 215.51	10,827,660	1.06%	-26.20% to -26.31%
2010	0.60% to 0.75%	41,617	2,953.91 to 292.45	15,560,212	0.61%	26.11% to 25.92%
2009	0.60% to 0.75%	46,050	2,342.41 to 232.26	13,909,214	0.17%	112.12% to 111.80%
VIP Trust - Global Hard Assets Fund - Class R1 (obsolete) (VWHAR)
2011	0.60% to 0.75%	26,115	3,027.95 to 299.34	10,680,333	1.19%	-16.90% to -17.02%
2010	0.60% to 0.75%	29,000	3,643.56 to 360.73	13,941,416	0.35%	28.48% to 28.29%
2009	0.60% to 0.75%	27,655	2,835.84 to 281.19	10,313,435	0.25%	56.68% to 56.44%
AllianceBernstein NVIT Global Fixed Income Fund - Class III (obsolete) (NVAGF3)
2010	0.65% to 0.75%	1,926	122.27 to 122.06	235,407	8.61%	7.54% to 7.43%
2009	0.65% to 0.75%	1,055	113.70 to 113.62	119,893	6.73%	13.70% to 13.62%	****
AllianceBernstein NVIT Global Fixed Income Fund - Class VI (obsolete) (NVAGF6)
2010	0.60% to 0.75%	487	1,218.29 to 121.52	433,178	9.24%	7.11% to 6.95%
2009	0.60% to 0.75%	87	1,137.41 to 113.63	94,860	7.10%	13.74% to 13.63%	****
Clover Value Fund II - Primary Shares (obsolete) (FALF)
2009	0.65% to 0.75%	389	111.47 to 110.73	43,074	3.16%	13.97% to 13.86%
Gartmore NVIT Global Utilities Fund - Class I (obsolete) (GVGU1)
2009	0.60% to 0.75%	645	1,915.58 to 189.65	429,550	4.22%	7.36% to 7.20%
Gartmore NVIT Global Utilities Fund - Class III (obsolete) (GVGU)
2009	0.65% to 0.75%	6,858	156.82 to 155.94	1,072,385	4.04%	7.28% to 7.17%
High Income Fund/VA - Class 3 (obsolete) (OVHI3)
2011	0.65% to 0.75%	12,162	28.22 to 28.09	342,112	8.77%	-2.51% to -2.61%
2010	0.65% to 0.75%	11,550	28.95 to 28.84	333,513	6.45%	13.94% to 13.83%
2009	0.65% to 0.75%	10,062	25.40 to 25.34	255,133	0.00%	25.93% to 25.80%
High Income Fund/VA - Non-Service Shares (obsolete) (OVHI)
2011	0.60% to 0.75%	1,404	387.71 to 38.27	95,377	12.44%	-2.92% to -3.07%
2010	0.60% to 0.75%	2,190	399.37 to 39.48	196,701	6.63%	14.13% to 13.96%
2009	0.60% to 0.75%	2,287	349.94 to 34.65	120,926	0.00%	24.57% to 24.38%
INTECH Risk-Managed Core Portfolio - Service Shares (obsolete) (JARLCS)
2009	0.60%	19	1414.58	26,877	1.15%	21.82%
NVIT Global Financial Services Fund - Class I (obsolete) (GVGF1)
2009	0.60% to 0.75%	964	1,465.04 to 145.05	164,101	1.29%	30.97% to 30.77%
NVIT Global Financial Services Fund - Class III (obsolete) (GVGFS)
2009	0.65% to 0.75%	3,182	106.78 to 106.18	339,140	1.19%	31.08% to 30.95%
NVIT Health Sciences Fund - Class I (obsolete) (GVGH1)
2009	0.60% to 0.75%	1,036	1,464.09 to 144.95	293,054	0.28%	18.45% to 18.27%
NVIT Health Sciences Fund - Class III (obsolete) (GVGHS)
2009	0.65% to 0.75%	4,136	107.63 to 107.02	443,503	0.31%	18.34% to 18.22%
NVIT Technology & Communications Fund - Class I (obsolete) (GGTC)
2009	0.60% to 0.75%	578	1,455.77 to 144.13	244,940	0.00%	51.55% to 51.33%
NVIT Technology & Communications Fund - Class III (obsolete) (GGTC3)
2009	0.65% to 0.75%	5,068	109.92 to 109.30	554,685	0.00%	51.46% to 51.31%
NVIT U.S. Growth Leaders Fund - Class I (obsolete) (GVUG1)
2009	0.60% to 0.75%	7,453	1,462.55 to 144.80	1,177,107	0.00%	25.09% to 24.90%

2013	Contract owners equity:			$1,278,124,928
2012	Contract owners equity:			$1,121,931,017
2011	Contract owners equity:			$1,102,530,041
2010	Contract owners equity:			$1,276,403,562
2009	Attributable to Nationwide Life and Annuity Company of America:			401,816
2009	Total Contract Owners’ Equity:			$1,249,883,066

*	This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.
****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

KPMG LLP
Suite 500
191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2013. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Columbus, Ohio

February 28, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

1

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Operations

(in millions)

	Year ended December 31,
	2013	2012	2011
		(As Adjusted)
Revenues
Policy charges	$1,849	$1,670	$1,506
Premiums	724	635	531
Net investment income	1,849	1,825	1,844
Net realized investment gains (losses), net of other-than-temporary impairment losses	678	319	(1,676)
Other revenues	17	7	3

Total revenues	$5,117	$4,456	$2,208

Benefits and expenses
Interest credited to policyholder account values	$1,067	$1,038	$1,033
Benefits and claims	1,354	1,227	1,062
Policyholder dividends	59	54	67
Amortization of deferred policy acquisition costs	374	575	65
Other expenses, net of deferrals	922	863	830

Total benefits and expenses	$3,776	$3,757	$3,057

Income (loss) before federal income taxes and noncontrolling interests	$1,341	$699	$(849)
Federal income tax expense (benefit)	313	99	(427)

Net income (loss)	$1,028	$600	$(422)
Less: Loss attributable to noncontrolling interest, net of tax	(82)	(61)	(56)

Net income (loss) attributable to Nationwide Life Insurance Company	$1,110	$661	$(366)

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

2

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Comprehensive Income (Loss)

(in millions)

	Year ended December 31,
	2013	2012	2011
		(As Adjusted)
Net income (loss)	$1,028	$600	$(422)

Other comprehensive (loss) income, net of tax
Changes in:
Net unrealized (losses) gains on available-for-sale securities	(663)	571	317
Other	(7)	(5)	12

Total other comprehensive (loss) income, net of tax	$(670)	$566	$329

Total comprehensive income (loss)	$358	$1,166	$(93)

Less: Comprehensive loss attributable to noncontrolling interests, net of tax	(82)	(61)	(56)

Total comprehensive income (loss) attributable to Nationwide Life Insurance Company	$440	$1,227	$(37)

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

3

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Balance Sheets

(in millions, except for share and per share amounts)

	December 31,
	2013	2012
Assets
Investments
Fixed maturity securities, available-for-sale	$32,249	$31,811
Mortgage loans, net of allowance	6,341	5,827
Policy loans	987	980
Short-term investments	411	1,034
Other investments	767	639

Total investments	$40,755	$40,291

Cash and cash equivalents	61	62
Accrued investment income	603	566
Deferred policy acquisition costs	3,778	3,249
Goodwill	200	200
Other assets	3,979	4,362
Separate account assets	84,069	71,440

Total assets	$133,445	$120,170

Liabilities and equity
Liabilities
Future policy benefits and claims	$36,765	$36,154
Short-term debt	278	300
Long-term debt	707	1,038
Other liabilities	4,122	4,507
Separate account liabilities	84,069	71,440

Total liabilities	$125,941	$113,439

Shareholder’s equity
Common stock ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Additional paid-in capital	1,718	1,718
Retained earnings	4,520	3,410
Accumulated other comprehensive income	582	1,252

Total shareholder’s equity	$6,824	$6,384
Noncontrolling interest	680	347

Total equity	$7,504	$6,731

Total liabilities and equity	$133,445	$120,170

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

4

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Changes in Equity

(in millions)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total shareholder’s equity	Non-controlling interest	Total equity
Balance as of December 31, 2010	$4	$1,718	$3,155	$357	$5,234	$355	$5,589
Comprehensive (loss) income:
Net loss	—	—	(366)	—	(366)	(56)	(422)
Other comprehensive income	—	—	—	329	329	—	329

Total comprehensive (loss) income	—	—	(366)	329	(37)	(56)	(93)
Change in noncontrolling interest	—	—	—	—	—	46	46

Balance as of December 31, 2011	$4	$1,718	$2,789	$686	$5,197	$345	$5,542
Cash dividend paid	—	—	(40)	—	(40)	—	(40)
Comprehensive income (loss):
Net income (loss)	—	—	661	—	661	(61)	600
Other comprehensive income	—	—	—	566	566	—	566

Total comprehensive income (loss)	—	—	661	566	1,227	(61)	1,166
Change in noncontrolling interest	—	—	—	—	—	63	63

Balance as of December 31, 2012	$4	$1,718	$3,410	$1,252	$6,384	$347	$6,731
Comprehensive income (loss):
Net income (loss)	—	—	1,110	—	1,110	(82)	1,028
Other comprehensive loss	—	—	—	(670)	(670)	—	(670)

Total comprehensive income (loss)	—	—	1,110	(670)	440	(82)	358
Change in noncontrolling interest	—	—	—	—	—	415	415

Balance as of December 31, 2013	$4	$1,718	$4,520	$582	$6,824	$680	$7,504

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

5

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Cash Flows

(in millions)

	Year ended December 31,
	2013	2012	2011
		(As Adjusted)
Cash flows from operating activities:
Net income (loss)	$1,028	$600	$(422)
Adjustments to net income (loss):
Net realized investment (gains) losses, net of other-than-temporary impairment losses	(678)	(319)	1,676
Interest credited to policyholder account values	1,067	1,038	1,033
Capitalization of deferred policy acquisition costs	(604)	(470)	(604)
Amortization of deferred policy acquisition costs	374	575	65
Amortization and depreciation	77	80	48
Deferred tax expense (benefit)	346	243	(482)
Changes in:
Policy liabilities	(475)	(548)	(608)
Derivatives, net	(483)	(490)	(364)
Other, net	88	(84)	(265)

Net cash provided by operating activities	$740	$625	$77

Cash flows from investing activities:
Proceeds from maturities of available-for-sale securities	$3,689	$2,909	$2,705
Proceeds from sales of available-for-sale securities	1,091	796	1,585
Purchases of available-for-sale securities	(6,842)	(5,167)	(6,176)
Proceeds from repayments and sales of mortgage loans	1,091	1,048	1,124
Issuances and purchases of mortgage loans	(1,593)	(1,114)	(751)
Net decrease (increase) in short-term investments	654	98	(61)
Collateral (paid) received, net	(637)	(208)	359
Other, net	42	(12)	104

Net cash used in investing activities	$(2,505)	$(1,650)	$(1,111)

Cash flows from financing activities:
Net change in short-term debt	$(22)	$(477)	$477
Proceeds from issuance of long-term debt	2	13	13
Cash dividend paid to Nationwide Financial Services, Inc.	—	(40)	—
Repayments of long-term debt	(299)	—	—
Investment and universal life insurance product deposits	6,139	5,566	5,314
Investment and universal life insurance product withdrawals	(4,034)	(4,063)	(5,024)
Other, net	(22)	39	(34)

Net cash provided by financing activities	$1,764	$1,038	$746

Net (decrease) increase in cash and cash equivalents	$(1)	$13	$(288)
Cash and cash equivalents, beginning of period	62	49	337

Cash and cash equivalents, end of period	$61	$62	$49

See accompanying notes to consolidated financial statements and Note 2 for disclosure of the change in accounting principle.

6

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC,” or collectively with its subsidiaries, “the Company”) was incorporated in 1929 and is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation (“Nationwide Corp.”), a majority-owned subsidiary of NMIC.

Wholly-owned subsidiaries of NLIC as of December 31, 2013 include Nationwide Life and Annuity Insurance Company (“NLAIC”), Nationwide Investment Services Corporation (“NISC”) and Nationwide Investment Advisor (“NIA”). NLAIC primarily offers universal life insurance, variable universal life insurance, term life insurance, corporate-owned life insurance (“COLI”) and individual annuity contracts on a non-participating basis. NISC is a registered broker-dealer. NIA is a registered investment advisor.

The Company is a leading provider of long-term savings and retirement products in the United States (“U.S.”). The Company develops and sells a diverse range of products and services including individual annuities, private and public sector group retirement plans, investment products sold to institutions, life insurance and advisory services.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouse and regional firms, pension plan administrators and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. (“NRS”) and Nationwide Financial Network (“NFN”) producers, which includes the agency distribution force of the Company’s ultimate parent company, NMIC.

As of December 31, 2013 and 2012, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region of the U.S. in which the Company is overly vulnerable to a single event which could cause a severe impact to the Company’s financial position.

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. The consolidated financial statements include majority-owned subsidiaries and consolidated variable interest entities (“VIEs”). All significant intercompany accounts and transactions have been eliminated.

Entities in which NLIC does not have a controlling interest, but the Company has significant influence over the operating and financing decisions and also certain other investments, are reported using the equity method.

7

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Use of Estimates

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of the consolidated financial statements in accordance with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates include the balance and amortization of deferred policy acquisition costs (“DAC”), legal and regulatory reserves, certain investment and derivative valuations including investment impairment losses, future policy benefits and claims including the valuation of embedded derivatives resulting from living benefit guarantees on variable annuity contracts, goodwill, provision for income taxes and valuation of deferred tax assets. Actual results could differ significantly from those estimates.

Revenues and Benefits

Investment and universal life insurance products. Investment products are long duration contracts that do not subject the Company to significant risk arising from mortality (the relative incidence of death in a given time) or morbidity (the relative incidence of disability resulting from disease or physical impairment). These include variable and fixed deferred annuity contracts in the accumulation phase with both individuals and groups and certain annuities without life contingencies. Universal life insurance products include long duration insurance contracts that do not have fixed or guaranteed terms. These include universal life insurance, variable universal life insurance, COLI, bank-owned life insurance (“BOLI”) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, surrender charges and other policy charges earned and assessed against policy account balances during the period. Policy charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Assessments for services provided in future periods are recorded as unearned revenue and recognized as revenue over the periods benefited. Surrender charges are recognized as revenue upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

Traditional life insurance products. Traditional life insurance products include those products with fixed and guaranteed terms, primarily consisting of whole life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are generally recognized as revenue when due. For certain annuities with life contingencies, any excess of gross premium over the net premium is deferred and recognized with the amount of expected future benefits. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Future Policy Benefits and Claims

Investment and universal life insurance products. The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and for universal life insurance policies as the policy accrued account balance, which represents participants’ net deposits adjusted for investment performance, interest credited and applicable contract charges.

8

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The Company offers certain universal life insurance, variable universal life insurance and variable annuity products with secondary guarantees, guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”). Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. The Company regularly evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes with a related charge or credit to other benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC and other. Refer to Note 4 for further discussion of these guarantees.

Guarantees to variable annuity contractholders can include a return of no less than the total deposits made on the contract less any customer withdrawals, total deposits made on the contract less any customer withdrawals plus a minimum return, or the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. In addition, these guarantees can include benefits payable in the event of death, upon annuitization, upon periodic withdrawal or at specified dates during the accumulation period. Refer to Note 4 for further discussion of these guarantees.

The Company’s guaranteed minimum accumulation benefit (“GMAB”) and guaranteed living withdrawal benefit (“GLWB”) are living benefit guarantees which represent embedded derivatives in variable annuity contracts that are required to be separated from, and valued apart from, the host variable annuity contracts. The embedded derivatives are held at fair value and include the present value of attributed fees. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivatives incorporate numerous assumptions including, but not limited to, mortality, lapse rates, index volatility, wait period (the number of years the policyholder is assumed to wait prior to beginning withdrawals once eligible), efficiency of benefit utilization (the percent of the maximum permitted withdrawal that a policyholder takes) and discounting, including liquidity and non-performance risk (the risk that the liability will not be fulfilled and affects the value at which the liability is transferred). The assumptions used to calculate the fair value of embedded derivatives are reviewed as part of an annual comprehensive study of assumptions. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary.

The Company’s equity indexed products (life and annuity) have the policyholders’ interest credits based on market performance with caps and floors. The interest credits represent embedded derivatives within the insurance contract and therefore are required to be separated from, and valued apart from, the host contracts. The embedded derivatives are held at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of interest credited. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivative incorporate numerous assumptions including, but not limited to, mortality, lapse rates and index volatility. The assumptions used to calculate the fair value of embedded derivatives are reviewed as part of an annual comprehensive study of assumptions. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary.

Traditional life insurance products. The process of calculating reserve amounts for traditional life insurance products involves the use of a number of assumptions, including those related to persistency, mortality, morbidity, interest rates (the rates expected to be paid or received on financial instruments) and certain other expenses.

9

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method with weighted average interest rates of 6.6% and estimates of mortality, morbidity, investment yields and persistency that were used or being experienced at the time the policies were issued with a provision for adverse deviation.

The liability for future policy benefits for certain annuities with life contingencies was calculated using the present value of future benefits and certain expenses discounted using weighted average interest rates of 5.3% with a provision for adverse deviation.

Reinsurance ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the original insurer from its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

Deferred Policy Acquisition Costs

The Company has deferred certain acquisition costs that are directly related to the successful acquisition of new and renewal insurance and investment contracts. The methods and assumptions used to amortize and assess recoverability of the DAC balance depend on the type of product.

Investment and universal life insurance products. For certain investment and universal life insurance products, DAC is amortized with interest over the lives of the policies in relation to the present value of estimated gross profits, which is determined primarily from projected interest margins, policy charges and net realized investment gains and losses, less policy benefits and other expenses. The DAC asset related to investment and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on available-for-sale securities with the corresponding adjustment recorded in accumulated other comprehensive income (“AOCI”). This adjustment to DAC represents the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. DAC for investment and universal life insurance products is subject to recoverability testing in the year of policy issuance and DAC for universal life insurance products is also subject to loss recognition testing at the end of each reporting period.

The Company regularly evaluates and adjusts the DAC balance when actual gross profits in a given reporting period vary from management’s initial estimates. Additionally, the assumptions used in the estimation of future gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual process. During the annual process, the Company performs a comprehensive study of assumptions, including mortality and persistency studies, maintenance expense studies and an evaluation of projected general and separate account investment returns. The most significant assumptions that are involved in the estimation of future gross profits include future net separate account investment performance, surrender/lapse rates, interest margins, renewal premiums and mortality. The Company refers to this process as “unlocking.” Quarterly, consideration is given as to whether adjustments to these assumptions are necessary. The Company uses a reversion to the mean process to determine the assumption for the future net separate account investment performance. This process assumes different performance levels over the next three years such that the separate account mean return measured from the anchor date to the end of the life of the product equals the long-term assumption. The Company’s long-term assumption for net separate account investment performance is approximately 7% growth per year.

10

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Changes in assumptions and the emergence of actual gross profits can have a significant impact on the amount of DAC reported for investment and universal life insurance products and their related amortization patterns. Additionally, the amortization of DAC can be affected by the change in the valuation of the Company’s variable annuity guarantees. See Future Policy Benefits and Claims for further discussion of the valuation of the Company’s variable annuity guarantees. In the event actual experience differs from assumptions or future assumptions are revised, the Company will record an increase or decrease in DAC amortization expense, which could be significant.

Traditional life insurance. DAC is amortized with interest over the premium-paying period of the related policies in proportion to premium revenue recognized. These assumptions are consistent with those used in the calculation of liabilities for future policy benefits at issuance. DAC is evaluated for recoverability at the time of policy issuance, and loss recognition testing is conducted each reporting period.

Refer to Note 5 for discussion regarding assumption changes impacting DAC amortization and related balances.

Investments

Available-for-sale securities. Available-for-sale securities are reported at fair value, with unrealized holding gains and losses reported as a separate component of other comprehensive income, net of adjustments for DAC, future policy benefits and claims, policyholder dividend obligations and deferred federal income taxes. Realized gains and losses on sales of available-for-sale securities are recognized in income based on the specific identification method. Interest and dividend income is recognized when earned.

As of December 31, 2013 and 2012, 99% of fixed maturity securities were priced using external source data. Independent pricing services are most often utilized (86% as of December 31, 2013 and 2012) to determine the fair value of securities for which market quotations are available. For these securities, the Company obtains the pricing services’ methodologies, inputs and assumptions and classifies the investments accordingly in the fair value hierarchy.

A corporate pricing matrix or an internally developed pricing model is used in valuing certain corporate debt securities. The corporate pricing matrix is developed using private spreads for corporate securities with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular fixed maturity security to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular security.

Non-binding broker quotes are also utilized to determine the fair value of certain corporate debt, mortgage-backed and other asset-backed securities when quotes are not available from independent pricing services, corporate pricing matrix or internal pricing models. These securities are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. The Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value at least annually. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

When the collectability of contractual interest payments on fixed maturity securities is considered doubtful, such securities are placed in non-accrual status and any accrued interest is excluded from investment income. These securities are not restored to accrual status until the Company determines that payment of future principal and interest is probable.

11

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

For investments in certain residential and commercial mortgage-backed securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

The Company periodically reviews its available-for-sale securities to determine if any decline in fair value to below amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss, reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

In assessing corporate debt securities for other-than-temporary impairment, the Company evaluates the ability of the issuer to meet its debt obligations, the value of the company or specific collateral securing the debt, the Company’s intent to sell the security and whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. The Company evaluates U.S. Treasury securities and obligations of U.S. Government corporations and agencies and obligations of states, political subdivisions and foreign governments for other-than-temporary impairment by examining similar characteristics.

When evaluating whether residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities are other-than-temporarily impaired, the Company examines characteristics of the underlying collateral, such as delinquency and default rates, the quality of the underlying borrower, the type of collateral in the pool, the vintage year of the collateral, subordination levels within the structure of the collateral pool, the quality of any credit guarantors, the Company’s intent to sell the security and whether it is more likely than not it will be required to sell the security before the recovery of its amortized cost basis.

The Company evaluates its intent to sell on an individual security basis. Other-than-temporary impairment losses on debt securities when the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security prior to recovery of the security’s amortized cost basis are bifurcated with the credit portion of the impairment loss being recognized in earnings and the non-credit loss portion of the impairment and any subsequent changes in the fair value of those debt securities being recognized in other comprehensive income, net of applicable taxes and other offsets. To estimate the credit portion of an impairment loss recognized in earnings, the Company considers the timing and present value of the cash flows. To the extent that the present value of cash flows generated by a debt security is less than the amortized cost, an other-than-temporary impairment is recognized through earnings.

It is reasonably possible that further declines in fair values of such investments, or changes in assumptions or estimates of anticipated recoveries and/or cash flows, may cause further other-than-temporary impairments in the near term, which could be significant.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. These mortgage loans are further segregated into the following classes based on the unique risk profiles of the underlying property types: office, industrial, retail, apartment and other. Mortgage loans held-for-investment are held at amortized cost less a valuation allowance.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are generally obtained to support loaned amounts as the loans are usually collateral dependent.

12

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The collectability and value of a mortgage loan are based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s commercial mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property.

The Company actively monitors the credit quality of its mortgage loans to support the development of the valuation allowance. This monitoring process includes quantitative analyses which facilitate the identification of deteriorating loans, and qualitative analyses, which consider other factors relevant to the borrowers’ ability to repay. Loans with deteriorating credit fundamentals are identified through special surveillance procedures and are evaluated based on the severity of their deterioration and management’s judgment as to the likelihood of loss.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and either the fair value of the collateral less costs to sell or the present value of expected future cash flows discounted at the loan’s market interest rate. Loan-specific reserve charges are recorded in net realized investment gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is recorded in net realized investment gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on loan surveillance categories and property type classes, which reflects management’s best estimate of probable credit losses inherent in the portfolio as of the balance sheet date but not yet attributable to specific loans. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded in net realized investment gains and losses.

Interest income on performing mortgage loans is recognized over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are considered delinquent when contractual payments are 90 days past due.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Short-term investments. Short-term investments consist of highly liquid mutual funds and government agency discount notes with maturities of twelve months or less at acquisition. The Company and various affiliates maintains agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company are included in short-term investments on the consolidated balance sheets. The Company carries short-term investments at fair value.

Other investments. Other investments consist primarily of equity method investments in joint ventures and partnerships, equity securities, capital stock with the Federal Home Loan Bank of Cincinnati (“FHLB”) and trading securities.

13

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Securities lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income on the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total investments of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in either available-for-sale or other investments. A securities lending payable is recorded in other liabilities for the amount of cash collateral received. Net income received from securities lending activities is included in net investment income.

Variable interest entities. In the normal course of business, the Company has relationships with VIEs. If the Company determines that it has a variable interest and is the primary beneficiary, it consolidates the VIE. This determination is based on a review of the entity’s contract and other deal related information, such as the entity’s equity investment at risk, decision-making abilities, obligations to absorb economic risks and right to receive economic rewards of the entity. The Company is the primary beneficiary if the Company has the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and the obligation to absorb losses or receive benefits from the entity that could be potentially significant to the VIE.

The majority of the VIEs consolidated by the Company are due to guarantees provided to limited partners related to the amount of tax credits that will be generated by the Low-Income-Housing Tax Credit Funds (“Tax Credit Funds”). The results of operations and financial position of each VIE for which the Company is the primary beneficiary as well as the corresponding noncontrolling interests, are recorded in the consolidated financial statements. Ownership interests held by unrelated third parties in the consolidated VIEs are presented as noncontrolling interests in the equity section of the consolidated financial statements. Loss attributable to noncontrolling interests is excluded from the net income attributable to NLIC on the consolidated statements of operations.

The Company invests in fixed maturity securities that could qualify as VIEs, including corporate securities, mortgage-backed securities and asset-backed securities. The Company is not the primary beneficiary of these securities as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s maximum exposure to loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets. Refer to Note 6 for additional disclosures related to these investments.

The Company is not required and does not intend to provide financial or other support outside of contractual requirements to any VIE.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, futures contracts and options. Certain features embedded in the Company’s indexed products and certain variable annuity contracts require derivative accounting. Refer to the prior discussion of Future Policy Benefits and Claims for a description of the valuation applicable to these products. All derivative instruments are held at fair value and are reflected as assets or liabilities in the consolidated balance sheets.

14

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels. In cases where observable inputs are not available, the Company will utilize non-binding broker quotes to determine fair value, and these instruments are classified accordingly in the fair value hierarchy. Price movements of these broker quotes are subject to validation and require approval from the Company’s management. Management uses models to internally value the instruments for comparison to the values received through broker quotes.

For derivatives that are not designated for hedge accounting, the gain or loss on the derivative is primarily recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for fair value hedge accounting, the gain or loss on the derivative instrument, as well as the hedged item to the extent of the risk being hedged, are recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for cash flow hedge accounting, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into earnings in the same period or periods that the hedged transaction impacts earnings. The ineffective portion of the derivative’s change in value, if any, along with any of the derivative’s change in value that is excluded from the assessment of hedge effectiveness, are recorded in net realized investment gains and losses.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements, which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the form of cash and marketable securities.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, primarily market and income approaches.

The Company categorizes its fair value measurements into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

15

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The Company categorizes assets and liabilities held at fair value in the consolidated balance sheets as follows:

•	Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

•	Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments, and/or underlying collateral values.

•	Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the period in which the change occurs.

Fair Value Option

The Company assesses the fair value option election for newly acquired assets or liabilities on a prospective basis. There are no material assets or liabilities for which the Company elected the fair value option.

Federal Income Taxes

The Company recognizes deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, net operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce a deferred tax asset to the amount expected to be realized. Interest expense and any associated penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) are recorded as income tax expense.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the consolidated financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that management believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue.

16

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

NLIC files a separate consolidated federal income tax return, with its subsidiaries, and is eligible to join the NMIC consolidated federal tax return group in 2015.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of less than three months.

Goodwill

In connection with business acquisitions, the Company recognizes goodwill as the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is evaluated for impairment at the reporting unit level annually. Goodwill of a reporting unit is tested for impairment on an interim basis, in addition to the annual evaluation if an event occurs or circumstances change which would more likely than not reduce the fair value of a reporting unit below its carrying amount. If a reporting unit’s fair value is less than its carrying value, the Company will calculate implied goodwill. An impairment would be recognized on a reporting unit for the amount that the carrying value of its goodwill exceeds the implied value of its goodwill.

The process of evaluating goodwill for impairment requires several judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, revenues and earnings, and the selection of comparable companies used to develop market-based assumptions. The Company performed its 2013 annual impairment test and determined that no impairment was required.

Closed Block

In connection with the sponsored demutualization of Provident Mutual Life Insurance Company (“Provident”) prior to its acquisition by the Company, Provident established a closed block for the benefit of certain classes of individual participating policies that had a dividend scale payable in 2001. Assets were allocated to the closed block in an amount that produces cash flows which, together with anticipated revenues from closed block business, is reasonably expected to be sufficient to provide for (1) payment of policy benefits, specified expenses and taxes, and (2) the continuation of dividends throughout the life of the Provident policies included in the closed block based upon the dividend scales payable for 2001, if the experience underlying such dividend scales continues.

Assets allocated to the closed block benefit only the holders of the policies included in the closed block and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without the approval of the Pennsylvania Insurance Department and Ohio Department of Insurance (“ODI”). The closed block will remain in effect as long as any policy in the closed block is in force.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will increase. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from the Company’s assets outside of the closed block, which are general account assets.

The assets and liabilities allocated to the closed block are recorded in the Company’s consolidated financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date Provident was acquired by the Company represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income, for the benefit of stockholders, over the period the policies in the closed block remain in force.

17

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

If actual cumulative earnings exceed expected cumulative earnings, the expected earnings are recognized in income. This is because the excess actual cumulative earnings over expected cumulative earnings, which represents undistributed accumulated earnings attributable to policyholders, is recorded as a policyholder dividend obligation. Therefore, the excess will be paid to closed block policyholders as an additional policyholder dividend expense in the future unless it is otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized gains and losses on investments held outside of the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies. See Note 10 for further disclosure.

Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. In the separate account, investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. Separate account assets are primarily comprised of public, privately registered and non-registered mutual funds. Separate account assets are recorded at fair value based on the methodology that would be applicable to the underlying assets. The value of separate account liabilities is set to equal the fair value for separate account assets.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 4% of the Company’s life insurance in force in 2013 (5% in 2012 and 2011) and 38% of the number of life insurance policies in force in 2013 (40% in 2012 and 42% in 2011). The provision for policyholder dividends was based on the respective year’s dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

Change in Accounting Principle

In October 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-26, which amends FASB Accounting Standards Codification (“ASC”) 944, Financial Services – Insurance. The amended guidance modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal insurance and investment contracts. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the successful acquisition of new or renewal insurance and investment contracts. The methods and assumptions used to amortize and assess recoverability of DAC were not impacted as a result of adopting this guidance.

The Company adjusted the presentation of its consolidated financial statements and accompanying notes for all periods presented, to reflect the retrospective adoption of this change in accounting principle.

18

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following tables summarize the impact of the retrospective change in accounting principle on the consolidated statements of operations for the periods indicated:

	Year ended December 31, 2011
(in millions)	As Originally Reported	As Adjusted	Effect of Change
Amortization of deferred policy acquisition costs	$76	$65	$11
Other expenses, net of deferrals[1]	$620	$760	$(140)
Federal income tax benefit	$(382)	$(427)	$45
Net loss attributable to Nationwide Life Insurance Company	$(282)	$(366)	$(84)

[1]	Excludes interest expense, which is included in other expenses, net of deferrals on the consolidated statements of operations.

Subsequent Events

The Company evaluated subsequent events through February 28, 2014, the date the consolidated financial statements were issued.

(3)	Recently Issued Accounting Standards

Adopted Accounting Standards

On January 1, 2013, the Company adopted ASU 2011-11, which expands the disclosure requirements within ASC 210-10, Balance Sheet – Offsetting. The new disclosures require improved information about certain financial instruments and derivatives that are either offset in accordance with GAAP or subject to enforceable master offsetting arrangements irrespective of GAAP. The Company also adopted ASU 2013-01, which clarifies the scope of these disclosures. The adoption of this guidance resulted in increased disclosures only and had no impact on the Company’s consolidated financial statements.

On January 1, 2013, the Company adopted ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which amends FASB ASC 220, Comprehensive Income. The amended guidance requires entities to provide information about the amounts reclassified out of accumulated other comprehensive income by significant component. For significant amounts reclassified into net income in their entirety in the same reporting period, the amended guidance also requires entities to present or disclose the effect of these reclassifications on line items of net income. The adoption of this guidance resulted in increased disclosures only and had no impact on the Company’s consolidated financial statements.

On July 17, 2013, the Company adopted ASU 2013-10, which permits the Overnight Index Swap Rate to be designed as a U.S. benchmark interest rate for hedge accounting purposes. This guidance is applied prospectively on new or redesigned hedging relationships and accordingly had no impact to the Company’s consolidated financial statements.

On January 1, 2012, the Company adopted ASU 2011-04, which amends existing guidance in ASC 820, Fair Value Measurements and Disclosures. The guidance in this ASU clarifies existing fair value measurement guidance and expands disclosures primarily related to Level 3 fair value measurements. The Company also adopted ASU 2013-03, which clarifies the applicability of these disclosures. The adoption of this guidance resulted in increased disclosures only and had no impact on the Company’s consolidated financial statements.

19

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

On January 1, 2012, the Company adopted ASU 2011-05, which amends existing guidance in ASC 220, Comprehensive Income. The amended guidance requires reporting entities to present net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income. The Company elected two separate but consecutive statements of operations and comprehensive income and adopted ASU 2011-05 retrospectively.

Pending Accounting Standards

In February 2013, the FASB issued ASU 2013-04, which amends existing guidance in ASC 405, Liabilities. The ASU provides guidance for the recognition, measurement and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date. The guidance is effective retrospectively for the Company’s annual and interim periods beginning January 1, 2014. The Company is currently in the process of determining the impact of adoption.

In June 2013, the FASB issued ASU 2013-08, which amends existing guidance in ASC 946, Financial Services – Investment Companies. The amended guidance modifies the definition of investment companies and requires new disclosures around the status and operations of investment companies. In addition, the guidance requires an investment company to measure its noncontrolling interests in another investment company at fair value rather than the equity method of accounting. The Company will adopt the ASU for interim and annual reporting periods beginning January 1, 2014. The Company is currently in the process of determining the impact of adoption.

In July 2013, the FASB issued ASU 2013-11, which amends existing guidance in ASC 740, Income Taxes. The amended guidance provides clarification on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss or a tax credit carryforward exists. The Company will adopt the ASU for interim and annual periods beginning January 1, 2014. The Company is currently in the process of determining the impact of adoption.

In January 2014, the FASB issued ASU 2014-01, which amends existing guidance in ASC 323, Equity Method and Joint Ventures. The amended guidance permits reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The Company will adopt the ASU for interim and annual reporting periods beginning January 1, 2015. The Company is currently in the process of determining the impact of adoption.

(4)	Certain Long-Duration Contracts

Variable Annuity Contracts

Contractholder assets are invested in general and separate account investment options as directed by the contractholder. The Company issues variable annuity contracts through its separate accounts. The Company also provides various forms of guarantees to benefit the related contractholders. The Company provides five primary guarantee types: (1) GMDB; (2) GMAB; (3) GLWB; (4) a hybrid guarantee with GMAB and GLWB; and (5) GMIB.

The GMDB, offered on every variable annuity contract, provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it by having the death benefit paid into the contract and having a second death benefit paid upon the survivor’s death.

20

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The GMAB, which was offered in the Company’s Capital Preservation Plus product, is a living benefit that provides the contractholder with a guaranteed return of deposits, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified time period, to drop the guarantee and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.

The GLWB, offered in the Company’s Lifetime Income products, are living benefits that provide for enhanced retirement income security without the liquidity loss associated with annuitization. The withdrawal rates vary based on the age when withdrawals begin and are applied to a benefit base to determine the guaranteed lifetime income amount available to a contractholder. The benefit base is equal to the variable annuity premium at contract issuance and may increase as a result of a feature driven by account performance and policy duration.

The GMIB, which was offered with several variable annuity contracts, is a living benefit that provides the contractholder with a guaranteed annuitization stream of income.

The following table summarizes information regarding variable annuity contracts with guarantees invested in general and separate accounts, as of the dates indicated (a contract may contain multiple guarantees):

	December 31, 2013				December 31, 2012
(in millions)	General account value	Separate account value	Net amount at risk[1]	Average age[2]	General account value	Separate account value	Net amount at risk[1]	Average age[2]
Contracts with GMDB:
Return of net deposits	$916	$19,927	$13	64	$836	$14,963	$24	64
Minimum return or anniversary contract value	2,031	33,520	237	69	2,048	29,787	561	68

Total contracts with GMDB	$2,947	$53,447	$250	67	$2,884	$44,750	$585	66

GMAB Return of net deposits[3]	$92	$2,383	$—	64	$165	$3,230	$12	64
GLWB Minimum return or anniversary contract value	$178	$28,071	$74	64	$128	$22,031	$613	65
GMIB Minimum return or anniversary contract value	$49	$510	$—	64	$49	$514	$1	65

[1]	Net amount at risk is calculated on a policy-level basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit).
[2]	Represents the weighted average attained age of contractholders.
[3]	Contracts with the hybrid accumulation/withdrawal benefits are included with the accumulation benefits contracts.

21

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes the reserve balances for guarantees on variable annuity contracts, as of the dates indicated:

(in millions)	December 31, 2013	December 31, 2012
GMDB	$55	$65
GMAB1, [2]	$(19)	$57
GLWB[1]	$(1,075)	$600
GMIB	$2	$2

[1]	The fair value of the living benefit liability includes the present value of attributed fees.
[2]	Contracts with the hybrid accumulation/withdrawal benefits are included with the accumulation benefits contracts.

Paid claims for GMDBs were $22 million and $30 million for the years ended December 31, 2013 and 2012, respectively.

Paid claims for GMABs, GLWBs and GMIBs were immaterial for the years ended December 31, 2013 and 2012.

The following table summarizes account balances of deferred variable annuity contracts with guarantees invested in separate accounts, as of the dates indicated:

(in millions)	December 31, 2013	December 31, 2012
Mutual funds:
Bond	$5,685	$5,634
Domestic equity	43,505	35,277
International equity	3,179	2,614

Total mutual funds	$52,369	$43,525

Money market funds	1,078	1,225

Total[1]	$53,447	$44,750

[1]	Excludes $30.6 billion and $26.7 billion as of December 31, 2013 and 2012, respectively, of separate account assets not related to deferred variable annuity contracts with guarantees and are primarily attributable to retirement plan, variable universal life and COLI products.

The Company did not transfer any assets from the general account to the separate account to cover guarantees for any of its variable annuity contracts during the years ended December 31, 2013 and 2012.

Universal and Variable Universal Life Insurance Contracts

The Company offers certain universal life and variable universal life insurance products with secondary guarantees. These no-lapse guarantees provide that a policy will not lapse so long as the policyholder makes minimum premium payments. The reserve balances on these guarantees were $325 million and $216 million as of December 31, 2013 and 2012, respectively. Paid claims on contracts maintained in force by these guarantees were immaterial for the years ended December 31, 2013 and 2012.

22

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes information regarding universal and variable universal life insurance contracts with no-lapse guarantees invested in general and separate accounts, as of the dates indicated:

(in millions)	General account value	Separate account value	Adjusted insurance in force[1]	Average age[2]
December 31, 2013	$1,270	$362	$16,960	55
December 31, 2012	$992	$328	$12,321	56

[1]	The adjusted insurance in force is calculated on a policy-level basis and equals the respective guaranteed death benefit less the account value (or zero if the account value exceeds the guaranteed benefit).
[2]	Represents the weighted average attained age of contractholders.

(5)	Deferred Policy Acquisition Costs

The following table summarizes changes in the DAC balance, as of the dates indicated:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011[1]
Balance at beginning of year	$3,249	$3,487	$3,125
Capitalization of DAC	604	470	604
Amortization of DAC, excluding unlocks	(373)	(525)	(200)
Amortization of DAC related to unlocks	(1)	(50)	135
Adjustments to DAC related to unrealized gains and losses on available-for-sale securities	299	(133)	(177)

Balance at end of year	$3,778	$3,249	$3,487

[1]	The balances reflect a change in accounting principle, as described in Note 2.

During 2013, the net change in DAC amortization as a result of the annual comprehensive review of model assumptions was immaterial.

During 2012, the Company incurred additional DAC amortization of $50 million as a result of the annual comprehensive review of model assumptions, as well as a deviation from equity market performance as compared to assumed net separate account returns. The updated assumptions were primarily related to actual gross profits and the in force block of business deviating from expectations, renewal premiums, general account margins and lapses.

During 2011, the Company recognized a reduction in DAC amortization of $135 million as a result of the annual comprehensive review of model assumptions. The updated assumptions related to interest spread, mortality, maintenance expense and market performance assumptions. The 2011 reduction in DAC amortization reflects the impact of the retrospective change in accounting principle described in Note 2.

23

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

(6)	Investments

Available-for-Sale Securities

The following table summarizes amortized cost, unrealized gains and losses and fair value of available-for-sale securities, as of the dates indicated:

(in millions)	Amortized cost	Unrealized gains	Unrealized losses	Fair value
December 31, 2013
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$484	$79	$2	$561
Obligations of states, political subdivisions and foreign governments	1,892	111	40	1,963
Corporate public securities	18,004	1,076	295	18,785
Corporate private securities	4,374	258	38	4,594
Residential mortgage-backed securities	3,919	163	79	4,003
Commercial mortgage-backed securities	1,439	86	21	1,504
Other asset-backed securities	890	26	77	839

Total fixed maturity securities	$31,002	$1,799	$552	$32,249
Equity securities	6	18	—	24

Total available-for-sale securities	$31,008	$1,817	$552	$32,273

December 31, 2012
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$476	$121	$—	$597
Obligations of states, political subdivisions and foreign governments	1,820	301	1	2,120
Corporate public securities	16,152	1,891	33	18,010
Corporate private securities	4,216	392	19	4,589
Residential mortgage-backed securities	4,506	267	106	4,667
Commercial mortgage-backed securities	1,219	133	15	1,337
Other asset-backed securities	533	45	87	491

Total fixed maturity securities	$28,922	$3,150	$261	$31,811
Equity securities	15	5	—	20

Total available-for-sale securities	$28,937	$3,155	$261	$31,831

The fair value of the Company’s investments may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. The Company has the ability and intent to hold equity securities until recovery. The Company does not have the intent to sell, nor is it more likely than not it will be required to sell, debt securities in an unrealized loss position.

24

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes the amortized cost and fair value of fixed maturity securities, by contractual maturity, as of December 31, 2013. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Amortized cost	Fair value
Fixed maturity securities:
Due in one year or less	$1,081	$1,097
Due after one year through five years	8,927	9,685
Due after five years through ten years	7,805	7,967
Due after ten years	6,941	7,154

Subtotal	$24,754	$25,903
Residential mortgage-backed securities	3,919	4,003
Commercial mortgage-backed securities	1,439	1,504
Other asset-backed securities	890	839

Total fixed maturity securities	$31,002	$32,249

The following table summarizes components of net unrealized gains and losses, as of the dates indicated:

(in millions)	December 31, 2013	December 31, 2012
Net unrealized gains on available-for-sale securities, before adjustments, taxes and fair value hedging	$1,265	$2,894
Change in fair value attributable to fixed maturity securities designated in fair value hedging relationships	—	(4)

Net unrealized gains on available-for-sale securities, before adjustments and taxes[1]	$1,265	$2,890
Adjustment to DAC and other	(176)	(482)
Adjustment to future policy benefits and claims	(89)	(295)
Adjustment to policyholder dividend obligation	(85)	(177)
Deferred federal income tax expense	(314)	(672)

Net unrealized gains on available-for-sale securities	$601	$1,264

[1]	Includes net unrealized losses of $(40) million and $(48) million as of December 31, 2013 and 2012, respectively, related to the non-credit portion of other-than-temporarily impaired securities.

25

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes the change in net unrealized gains and losses reported in accumulated other comprehensive income, for the years ended:

(in millions)	December 31, 2013	December 31, 2012
Balance at beginning of year	$1,264	$693
Unrealized gains and losses arising during the period:
Net unrealized (losses) gains on available-for-sale securities before adjustments	(1,657)	990
Non-credit impairments and subsequent changes in fair value of impaired debt securities	8	178
Net adjustment to DAC and other	306	(135)
Net adjustment to future policy benefits and claims	206	(112)
Net adjustment to policyholder dividend obligation	92	(45)
Related federal income tax benefit (expense)	366	(308)

Change in unrealized (losses) gains on available-for-sale securities	$(679)	$568

Reclassification adjustment for net losses realized on available-for-sale securities, net of tax benefit ($8 and $2 as of December 31, 2013 and 2012, respectively)	(16)	(3)

Change in net unrealized (losses) gains on available-for-sale securities	$(663)	$571

Balance at end of year	$601	$1,264

26

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes by asset class available-for-sale securities, in an unrealized loss position based on the amount of time each type of security has been in an unrealized loss position, as well as the related fair value and number of securities, as of the dates indicated:

	Less than or equal to one year			More than one year			Total
(in millions, except number of securities)	Fair value	Unrealized losses	Number of securities	Fair value	Unrealized losses	Number of securities	Fair value	Unrealized losses	Number of securities
December 31, 2013
Fixed maturity securities:
Corporate public securities	$4,889	$256	346	$442	$39	34	$5,331	$295	380
Residential mortgage-backed securities	725	16	70	604	63	148	1,329	79	218
Other asset-backed securities	507	6	32	144	71	40	651	77	72
Other	1,838	85	126	222	16	20	2,060	101	146

Total	$7,959	$363	574	$1,412	$189	242	$9,371	$552	816

December 31, 2012
Fixed maturity securities:
Corporate public securities	$710	$11	68	$150	$22	10	$860	$33	78
Residential mortgage-backed securities	89	2	12	1,029	104	190	1,118	106	202
Other asset-backed securities	27	1	5	163	86	46	190	87	51
Other	326	4	23	284	31	36	610	35	59

Total	$1,152	$18	108	$1,626	$243	282	$2,778	$261	390

The following table summarizes gross unrealized losses based on the ratio of fair value to amortized cost, for available-for-sale securities in an unrealized loss position, as of the dates indicated:

	December 31, 2013			December 31, 2012
(in millions)	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total
99.9% - 80.0%	$363	$107	$470	$18	$85	$103
Less than 80.0%
Residential mortgage-backed securities	—	21	21	—	50	50
Other asset-backed securities	—	61	61	—	72	72
Other	—	—	—	—	36	36

Total	$363	$189	$552	$18	$243	$261

27

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Residential mortgage-backed securities are assessed for impairment using default estimates based on loan level data, where available. Where loan level data is not available, a proxy based on collateral characteristics is used. The impairment assessment considers loss severity as a function of multiple factors, including unpaid balance, interest rate, mortgage insurance ratios, assessed property value at origination, change in property value, loan-to-value (“LTV”) ratio at origination and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration for the instrument’s position in the overall structure, to determine cash flows associated with the security.

Certain other asset-backed securities are assessed for impairment using expected cash flows based on various inputs including default estimates based on the underlying corporate securities, historical and forecasted loss severities or other market inputs when recovery estimates are not feasible. When the collateral is regional bank and insurance company trust preferred securities, default estimates used to estimate cash flows are based on U.S. Bank Rating service data and broker research.

The Company believes the unrealized losses on these available-for-sale securities represent temporary fluctuations in economic factors that are not indicative of other-than-temporary impairment.

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

(in millions)	December 31, 2013	December 31, 2012
Amortized cost:
Loans with non-specific reserves	$6,350	$5,820
Loans with specific reserves	26	51

Total amortized cost	$6,376	$5,871
Valuation allowance:
Non-specific reserves	$29	$33
Specific reserves	6	11

Total valuation allowance	$35	$44

Mortgage loans, net of allowance	$6,341	$5,827

The following table summarizes activity in the valuation allowance for mortgage loans, for the years ended:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Balance at beginning of year	$44	$60	$96
Current period provision[1]	(4)	2	25
Recoveries[2]	(5)	(15)	(7)
Charge offs and other	—	(3)	(54)

Balance at end of year	$35	$44	$60

[1]	Includes specific reserve provisions and all changes in non-specific reserves.
[2]	Includes recoveries on sales and increases in the valuation of loans with specific reserves.

28

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes impaired commercial mortgage loans by class, for the years ended:

(in millions)	Office	Industrial	Retail	Other	Total
December 31, 2013
Amortized cost	$—	$26	$—	$—	$26
Specific reserves	—	(6)	—	—	(6)

Carrying value of impaired mortgage loans, net of allowance	$—	$20	$—	$—	$20

December 31, 2012
Amortized cost	$13	$26	$12	$—	$51
Specific reserves	(2)	(7)	(2)	—	(11)

Carrying value of impaired mortgage loans, net of allowance	$11	$19	$10	$—	$40

The following table summarizes average recorded investment and interest income recognized for impaired commercial mortgage loans by class, for the years ended:

(in millions)	Office	Industrial	Retail	Other	Total
December 31, 2013
Average recorded investment	$5	$20	$5	$—	$30
Interest income recognized	$1	$1	$1	$—	$3

December 31, 2012
Average recorded investment	$9	$20	$11	$34	$74
Interest income recognized	$1	$2	$1	$6	$10

As of December 31, 2013 and 2012, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio. The Company had no mortgage loans 90 days or more past due and still accruing interest.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, LTV and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. This process identifies mortgage loans representing the lowest risk profile and lowest potential for loss and those representing the highest risk profile and highest potential for loss. These factors are updated and evaluated at least annually.

29

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes the LTV ratio and DSC ratios of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio				DSC ratio
(in millions)	Less than 80%	80% - less than 90%	90% or greater	Total	Greater than 1.10	1.00-1.10	Less than 1.00	Total
December 31, 2013:
Apartment	$1,788	$52	$30	$1,870	$1,857	$6	$7	$1,870
Industrial	951	52	86	1,089	893	122	74	1,089
Office	837	30	38	905	800	43	62	905
Retail	2,236	41	21	2,298	2,214	61	23	2,298
Other	213	—	1	214	214	—	—	214

Total	$6,025	$175	$176	$6,376	$5,978	$232	$166	$6,376

Weighted average DSC ratio	1.77	1.22	1.00	1.74	n/a	n/a	n/a	n/a

Weighted average LTV ratio	n/a	n/a	n/a	n/a	60%	61%	91%	61%

December 31, 2012:
Apartment	$1,119	$129	$62	$1,310	$1,303	$5	$2	$1,310
Industrial	922	76	162	1,160	951	121	88	1,160
Office	776	55	42	873	783	16	74	873
Retail	1,940	250	86	2,276	2,139	92	45	2,276
Other	189	57	6	252	252	—	—	252

Total	$4,946	$567	$358	$5,871	$5,428	$234	$209	$5,871

Weighted average DSC ratio	1.74	1.27	1.07	1.65	n/a	n/a	n/a	n/a

Weighted average LTV ratio	n/a	n/a	n/a	n/a	66%	76%	96%	68%

While these loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio for the dates indicated based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible.

Available-For-Sale Securities on Deposit, Held in Trust and Pledged as Collateral

Available-for-sale securities with a carrying value of $8 million and $9 million were on deposit with various regulatory agencies as required by law as of December 31, 2013 and 2012, respectively. Additionally, available-for-sale securities with a carrying value of $849 million and $73 million were pledged as collateral to secure recoveries under reinsurance contracts and other funding agreements as of December 31, 2013 and 2012, respectively. These securities are primarily included in fixed maturity securities in the consolidated balance sheets.

30

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Tax Credit Funds

The Company has sold $1.2 billion and $0.9 billion in Tax Credit Funds to unrelated third parties as of December 31, 2013 and 2012, respectively. The Company has guaranteed after-tax benefits to the third party investors through periods ending in 2028. The Company held immaterial reserves on these transactions as of December 31, 2013 and 2012. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $796 million, but the company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments and (3) the Company oversees the asset management of the deals.

Consolidated VIEs

The Company has relationships with VIEs where the Company is the primary beneficiary. These consolidated VIEs are primarily made up of Low-Income-Housing Tax Credit Funds with guarantees to limited partners. Net assets (controlling and noncontrolling interests) of all consolidated VIEs totaled $680 million and $347 million as of December 31, 2013 and 2012, respectively, which were composed primarily of other investments of $554 million, other assets of $182 million and other liabilities of $82 million as of December 31, 2013, and other investments of $348 million as of December 31, 2012. The Company’s general credit is not exposed to the creditors or beneficial interest holders of these consolidated VIEs.

Unconsolidated VIEs

In addition to the consolidated VIEs, the Company holds investments in VIEs where the Company is not the primary beneficiary, which are primarily investments in Tax Credit Funds without guarantees to limited partners. The carrying value of these investments was $104 million and $222 million as of December 31, 2013 and 2012, respectively. In addition, the Company has made commitments for further investments in these VIEs of $29 million and $66 million as of December 31, 2013 and 2012, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Fixed maturity securities, available-for-sale	$1,565	$1,506	$1,502
Mortgage loans	348	366	370
Policy loans	52	53	56
Other	(57)	(45)	(34)

Gross investment income	$1,908	$1,880	$1,894

Investment expenses	59	55	50

Net investment income	$1,849	$1,825	$1,844

31

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Net Realized Investment Gains and Losses, Net of Other-Than-Temporary Impairments

The following table summarizes net realized investment gains and losses, net of other-than-temporary impairments, by source, for the years ended:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Net derivative gains (losses)	$705	$314	$(1,636)
Realized gains on sales	32	48	64
Realized losses on sales	(54)	(23)	(45)
Other	—	12	(19)

Net realized investment gains (losses) before other-than-temporary impairments on fixed maturity securities	$683	$351	$(1,636)
Other-than-temporary impairments on fixed maturity securities[1]	(5)	(32)	(40)

Net realized investment gains (losses), net of other-than-temporary impairments	$678	$319	$(1,676)

[1]	Other-than-temporary impairments on fixed maturity securities are net $6 million, $36 million and $95 million of non-credit losses included in other comprehensive income for the years ended December 31, 2013, 2012 and 2011, respectively.

Proceeds from the sale of available-for-sale securities were $1.1 billion, $0.8 billion and $1.6 billion during the years ended December 31, 2013, 2012 and 2011, respectively. Gross gains of $31 million, $47 million and $50 million and gross losses of $50 million, $20 million and $39 million were realized on sales of available-for-sale securities during the years ended December 31, 2013, 2012 and 2011, respectively.

The following table summarizes the cumulative credit losses, for the years ended:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Cumulative credit losses at beginning of year[1]	$(289)	$(328)	$(340)
New credit losses	(3)	(18)	(8)
Incremental credit losses	(3)	(10)	(29)
Losses related to securities included in the beginning balance sold or paid down during the period	23	67	49

Cumulative credit losses at end of year[1]	$(272)	$(289)	$(328)

[1]	Cumulative credit losses are defined as amounts related to the Company’s credit portion of the other-than-temporary impairment losses on debt securities that the Company does not intend to sell and that it is not more likely than not the Company will be required to sell prior to recovery of the amortized cost basis.

32

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

(7)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. The Company uses interest rate contracts, primarily interest rate swaps, to reduce or alter interest rate exposure arising from mismatches between assets and liabilities. In the case of interest rate swaps, the Company enters into a contractual agreement with a counterparty to exchange, at specified intervals, the difference between fixed and variable rates of interest, calculated on a reference notional amount.

Interest rate swaps are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate swaps are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa. The Company also enters into interest rate swap transactions which are structured to provide an offset against the negative impact of higher interest rates on the Company’s capital position.

Equity market and interest rate risk management. The Company has a variety of variable annuity products with guaranteed benefit features. These products and related obligations expose the Company to various market risks, primarily equity and interest rate risks. Adverse changes in the equity markets or interest rate movements expose the Company to significant volatility. To mitigate these risks and hedge the guaranteed benefit obligations, the Company enters into a variety of derivatives including interest rate swaps, equity index futures, options and total return swaps.

Foreign currency risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument generally offsets the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps and futures, which are primarily included in other derivative contracts in the following tables.

Credit risk associated with derivative transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. In addition, the impact the Company’s exposure to credit risk could have on the effectiveness of the Company’s hedging relationships is considered. As of December 31, 2013 and 2012, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

33

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes the fair value and related notional amounts of derivative instruments, as of the dates indicated:

	Derivative assets		Derivative liabilities
(in millions)	Fair value	Notional	Fair value	Notional
December 31, 2013
Derivatives designated and qualifying as hedging instruments	$1	$6	$26	$345
Derivatives not designated as hedging instruments:
Interest rate contracts	$1,787	$26,156	$2,100	$29,715
Equity contracts	343	6,556	—	—
Total return swaps	6	1,101	52	1,183
Other derivative contracts	—	—	5	2

Total derivative positions[1]	$2,137	$33,819	$2,183	$31,245

December 31, 2012
Derivatives designated and qualifying as hedging instruments	$4	$79	$21	$192
Derivatives not designated as hedging instruments:
Interest rate contracts	$1,960	$21,216	$2,065	$23,746
Equity contracts	822	7,445	—	—
Total return swaps	4	1,513	32	1,551
Other derivative contracts	—	10	5	17

Total derivative positions[1]	$2,790	$30,263	$2,123	$25,506

[1]	Derivative assets and liabilities are included in other assets and other liabilities, respectively, in the consolidated balance sheets. As of December 31, 2013 and 2012, derivative assets exclude $196 million and $170 million, respectively, of accrued interest receivable, and derivative liabilities exclude $227 million and $179 million, respectively, of accrued interest payable.

The fair value of the Company’s derivative positions, subject to offsetting by master netting agreements of $1.7 billion and $2.0 billion as of December 31, 2013 and 2012, respectively, and by collateral received from or posted with counterparties, resulted in immaterial net uncollateralized derivative asset and liability positions as of December 31, 2013 and 2012. As of December 31, 2013 and 2012, the Company held cash collateral from derivative counterparties of $382 million and $798 million, respectively. The Company held $29 million of securities as off-balance sheet collateral as of December 31, 2013. No securities were held as off-balance sheet collateral as of December 31, 2012. As of December 31, 2013 and 2012, the Company had posted cash collateral of $435 million and $228 million, respectively, and pledged securities with a fair value of $173 million and $148 million, respectively, with derivative counterparties.

34

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes gains and losses for derivative instruments recognized in net realized investment gains and losses in the consolidated statements of operations, for the years ended:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Derivatives designated and qualifying as hedging instruments	$(1)	$(1)	$(4)
Derivatives not designated as hedging instruments:
Interest rate contracts	$(209)	$(125)	$(44)
Equity contracts	(776)	(665)	(45)
Total return swaps	(321)	(343)	(17)
Other derivative contracts	(9)	(1)	(6)
Net interest settlements	14	53	34

Total derivative losses[1]	$(1,302)	$(1,082)	$(82)

Change in embedded derivatives on guaranteed benefit annuity programs[2]	1,751	1,185	(1,674)
Other revenue on guaranteed benefit annuity programs	256	211	120

Change in embedded derivative liabilities and related fees	$2,007	$1,396	$(1,554)

Net realized derivative gains (losses)	$705	$314	$(1,636)

[1]	Included in total derivative losses are economic hedging losses of $1.8 billion, $827 million and gains of $1.0 billion related to the guaranteed benefit annuity programs for the years ended December 31, 2013, 2012 and 2011, respectively.
[2]	As part of the Company’s annual comprehensive review of DAC model assumptions, all relevant assumptions impacting the fair value of embedded derivatives on annuity programs are also reviewed and updated. For the individual variable annuity business, the change in the embedded derivatives on guaranteed benefit annuity programs for the year ended December 31, 2013 includes model enhancements and updated assumptions for discounting, benefit utilization, mortality and lapse rates. The change in embedded derivatives on guaranteed benefit annuity programs for the year ended December 31, 2012 included updated assumptions for lapse rates, mortality, withdrawal behavior and benefit utilization.

35

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

(8)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2013:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$557	$1	$3	$561
Obligations of states, political subdivisions and foreign governments	63	1,900	—	1,963
Corporate public securities	1	18,705	79	18,785
Corporate private securities	—	3,791	803	4,594
Residential mortgage-backed securities	791	3,203	9	4,003
Commercial mortgage-backed securities	—	1,504	—	1,504
Other asset-backed securities	—	645	194	839

Total fixed maturity securities, available-for-sale, at fair value	$1,412	$29,749	$1,088	$32,249
Other investments at fair value	64	357	45	466

Investments at fair value	$1,476	$30,106	$1,133	$32,715

Derivative assets	—	1,794	343	2,137
Separate account assets	80,647	1,339	2,083	84,069

Assets at fair value	$82,123	$33,239	$3,559	$118,921

Liabilities
Future policy benefits and claims:
Embedded derivatives on living benefits	$—	$—	$1,094	$1,094
Embedded derivatives on indexed products	—	—	(84)	(84)

Total future policy benefits and claims	$—	$—	$1,010	$1,010
Derivative liabilities	—	(2,178)	(5)	(2,183)

Liabilities at fair value	$—	$(2,178)	$1,005	$(1,173)

36

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2013:

	Balance as of December 31, 2012		Net gains (losses)							Balance as of December 31, 2013
(in millions)			In operations[1]	In other comprehensive income		Purchases	Sales	Transfers into Level 3	Transfers out of Level 3
Assets
Investments:
Fixed maturity securities, available-for-sale:
Corporate private securities	$772		$(1)$	(2	)$	91	$(117)$	127	$(67)$	803
Other asset-backed securities	291		—	10		6	(62)	15	(66)	194
Other	134		—	(7)		18	(53)	—	(1)	91

Total fixed maturity securities, available-for-sale, at fair value[2]	$1,197		(1)	1		115	(232)	142	(134)	1,088
Other investments at fair value	62		(6)	6		5	(22)	—	—	45
Derivative assets[3]	822		(447)	—		129	(161)	—	—	343
Separate account assets	2,025		58	—		—	—	—	—	2,083

Assets at fair value	$4,106		$(396)$	7		$249	$(415)$	142	$(134)$	3,559

Liabilities
Future policy benefits and claims:
Embedded derivatives on living benefits	$(657	)$	1,751	$—		$—	$—	$—	$—	$1,094
Embedded derivatives on indexed products	(91)		7	—		—	—	—	—	(84)

Total future policy benefits and claims	$(748	)$	1,758	$—		$—	$—	$—	$—	$1,010
Derivative liabilities[3]	(5)		—	—		—	—	—	—	(5)

Liabilities at fair value	$(753	)$	1,758	$—		$—	$—	$—	$—	$1,005

[1]	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized (losses) gains included in operations on assets and liabilities still held at the end of the year was $(6) million for other investments at fair value, $(297) million for derivative assets and $1.8 billion for future policy benefits and claims.
[2]	Non-binding broker quotes were utilized to determine a fair value of $924 million of total fixed maturity securities as of December 31, 2013.
[3]	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.

Transfers into and out of Level 3 during the year ended December 31, 2013 are primarily due to certain corporate private securities and other asset-backed securities, which changed pricing sources between broker quotes and independent pricing services. There were no transfers between Levels 1 and 2 during the year ended December 31, 2013.

37

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

As discussed in Note 2, the valuation of embedded derivatives in living benefit guarantees and equity indexed products incorporates many inputs. Significant unobservable inputs for living benefit guarantees include discounting, index volatility, mortality, lapse rates, wait period and benefit utilization, while significant unobservable inputs for equity indexed products include mortality, lapse rates and index volatility. For both products, the Company derives these inputs, which vary widely by product, attained age, policy duration, benefits in the money (living benefit guarantees only) and the existence of surrender charges, from current experience and industry data. The fair value for these benefits is calculated using the mean of discounted cash flows across numerous random scenarios, an approach that is commonly used by the insurance industry for this type of valuation. This process considers a broader range of assumptions than what would be found in a deterministic approach.

Living Benefit Guarantees

The following table summarizes significant unobservable inputs used for fair value measurements for living benefits liabilities classified as Level 3 as of December 31, 2013:

Unobservable Inputs	Range
Mortality	0.1%-8%[2]
Lapse	0%-35%
Wait period	0 yrs – 30 yrs[3]
Efficiency of benefit utilization[1]	65%-100%
Discount rate	See footnote 4
Index volatility	15%-25%

[1]	The unobservable input is not applicable to GMABs.
[2]	Represents the mortality for the majority of business with living benefits, with policyholders ranging from 45 to 85.
[3]	A portion of the contractholders could never use the benefit, which would extend the range to an indeterminate period.
[4]	Incorporates the liquidity and non-performance risk adjustment. The liquidity spread takes into consideration market observables for spreads in illiquid assets. The non-performance risk adjustment reflects an additional spread over LIBOR determined by market observables for similarly rated public bonds.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the living benefits liability:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, benefit in-the-moneyness and applicable surrender charges. All else being equal, policies that are in-the-money will have lower lapse rates than policies that are out-of-the-money, and policies that have a surrender charge present will have lower lapse rates than policies without a surrender charge.

The assumed wait period and the efficiency of utilization determine the timing and amount of living benefits withdrawals. These assumptions vary by the product type, age of the policyholder and policy duration. Many products have a bonus feature which enhances the guarantee on every policy anniversary for the first ten years so long as withdrawals have not commenced. All else being equal, policies commencing withdrawals at a time around the year ten bonus will have higher liability values than policies commencing withdrawals 20 years after issue or policies commencing withdrawals only one year after issue. In addition, policies that are assumed to withdraw the maximum permitted amount will have a higher liability value than a policy that is assumed to withdraw less than the maximum allowed amount.

38

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

A higher discount rate tends to decrease the value of the liability and a lower discount rate tends to increase the value of the liability.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

Equity Indexed Products

The following table summarizes significant unobservable inputs used for fair value measurements for indexed universal life equity indexed products classified as Level 3 as of December 31, 2013:

Unobservable Inputs	Range
Mortality	0%-4%[1]
Lapse	0%-10%
Index volatility	15%-25%

[1]	Represents the mortality for the majority of business, with policyholders ranging from 0 to 75.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the equity indexed products:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, and applicable surrender charges. All else being equal, policies with a surrender charge present will have lower lapse rates than policies without a surrender charge.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

Separate Accounts

The Company’s separate account assets include an investment in a mutual fund with a non-readily determinable fair value. Net asset value has been used to estimate the fair value of this investment as a practical expedient. The investments are included in Level 3 as they may not be redeemed until a seven year guarantee period expires in 2016. The investment strategy of this fund is to build a portfolio where the assets shall be sufficient to achieve a target portfolio value by the end of the seven year guarantee period. The net asset value of this fund reported in separate account assets was $1.7 billion and $1.6 billion as of December 31, 2013 and 2012, respectively.

39

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2012:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$592	$2	$3	$597
Obligations of states, political subdivisions and foreign governments	73	2,047	—	2,120
Corporate public securities	1	17,890	119	18,010
Corporate private securities	—	3,817	772	4,589
Residential mortgage-backed securities	484	4,173	10	4,667
Commercial mortgage-backed securities	—	1,335	2	1,337
Other asset-backed securities	—	200	291	491

Total fixed maturity securities, available-for-sale, at fair value	$1,150	$29,464	$1,197	$31,811
Other investments at fair value	45	1,001	62	1,108

Investments at fair value	$1,195	$30,465	$1,259	$32,919

Derivative assets	—	1,968	822	2,790
Separate account assets	68,185	1,230	2,025	71,440

Assets at fair value	$69,380	$33,663	$4,106	$107,149

Liabilities
Future policy benefits and claims:
Embedded derivatives on living benefits	$—	$—	$(657)	$(657)
Embedded derivatives on indexed products	—	—	(91)	(91)

Total future policy benefits and claims	$—	$—	$(748)	$(748)
Derivative liabilities	—	(2,118)	(5)	(2,123)

Liabilities at fair value	$—	$(2,118)	$(753)	$(2,871)

40

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2012:

	Balance as of December 31, 2011		Net gains (losses)							Balance as of December 31, 2012
(in millions)			In operations[1]	In other comprehensive income	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3
Assets
Investments:
Fixed maturity securities, available-for-sale:
Corporate private securities	$1,209		$2	$13	$69	$(187)$	40	$(374	)$	772
Other asset-backed securities	251		2	53	36	(61)	10	—		291
Other	131		—	11	2	(8)	1	(3)		134

Total fixed maturity securities, available-for-sale, at fair value[2]	$1,591		4	77	107	(256)	51	(377)		1,197
Other investments at fair value	43		16	3	—	—	—	—		62
Derivative assets[3]	1,004		(353)	—	350	(179)	—	—		822
Separate account assets	1,952		73	—	—	—	—	—		2,025

Assets at fair value	$4,590		$(260)$	80	$457	$(435)$	51	$(377	)$	4,106

Liabilities
Future policy benefits and claims:
Embedded derivatives on living benefits	$(1,842	)$	1,185	$—	$—	$—	$—	$—		$(657)
Embedded derivatives on indexed products	(63)		(28)	—	—	—	—	—		(91)

Total future policy benefits and claims	$(1,905	)$	1,157	$—	$—	$—	$—	$—		$(748)
Derivative liabilities[3]	(6)		1	—	—	—	—	—		(5)

Liabilities at fair value	$(1,911	)$	1,158	$—	$—	$—	$—	$—		$(753)

[1]	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized gains (losses) included in operations on assets and liabilities still held as of the end of the year was $16 million for other investments at fair value, $(257) million for derivative assets, $1.2 billion for future policy benefits and claims and $(1) million for derivative liabilities.
[2]	Non-binding broker quotes were utilized to determine a fair value of $1.1 billion of total fixed maturity securities as of December 31, 2012.
[3]	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.

During the year ended December 31, 2012, transfers from Level 1 to Level 2 within the debt securities issued by foreign governments were $42 million. There were no transfers from Level 2 to Level 1 during the year ended December 31, 2012.

Transfers into and out of Level 3 during the year ended December 31, 2012 represented changes in the sources used to price certain securities and changes in the Company’s assumptions related to the observability of certain inputs.

41

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Financial Instruments Not Carried at Fair Value

The following table summarizes the carrying value and fair value of the Company’s financial instruments not carried at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below.

	December 31, 2013				December 31, 2012
(in millions)	Carrying value	Fair value	Level 2	Level 3	Carrying value	Fair value	Level 2	Level 3
Assets
Investments:
Mortgage loans, net of allowance	$6,341	$6,481	$—	$6,481	$5,827	$5,988	$—	$5,988
Policy loans	$987	$987	$—	$987	$980	$980	$—	$980

Liabilities
Investment contracts	$21,874	$20,436	$—	$20,436	$20,123	$19,561	$—	$19,561
Short-term debt	$278	$278	$—	$278	$300	$300	$—	$300
Long-term debt	$707	$1,004	$997	$7	$1,038	$1,323	$1,282	$41

Mortgage loans, net of allowance. The fair values of mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the consolidated balance sheets approximates fair value.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

Short-term debt. The carrying amount reported in the consolidated balance sheets approximates fair value.

Long-term debt. The fair value for long-term debt are based on estimated market prices using observable inputs from similar debt instruments.

42

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

(9)	Goodwill

The following table summarizes changes in the carrying value of goodwill by segment for the years indicated:

(in millions)	Retirement Plans	Individual Products & Solutions - Life and NBSG	Total
Balance as of December 31, 2011[1]	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2012[1]	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2013[1]	$25	$175	$200

[1]	The goodwill balances have not been previously impaired.

43

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

(10)	Closed Block

The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following table summarizes financial information for the closed block, as of the dates indicated:

(in millions)	December 31, 2013	December 31, 2012
Liabilities:
Future policyholder benefits	$1,703	$1,732
Policyholder funds and accumulated dividends	141	142
Policyholder dividends payable	23	24
Policyholder dividend obligation	113	198
Other policy obligations and liabilities	29	32

Total liabilities	$2,009	$2,128

Assets:
Fixed maturity securities, available-for-sale	$1,320	$1,511
Mortgage loans, net of allowance	257	183
Policy loans	157	164
Other assets	93	77

Total assets	$1,827	$1,935

Excess of reported liabilities over assets	182	193

Portion of above representing other comprehensive income:
(Decrease) increase in unrealized gain on fixed maturity securities, available-for-sale	$(92)	$45
Adjustment to policyholder dividend obligation	92	(45)

Total	$—	$—

Maximum future earnings to be recognized from assets and liabilities	$182	$193

Other comprehensive income:
Fixed maturity securities, available-for-sale:
Fair value	$1,320	$1,511
Amortized cost	1,235	1,334
Shadow policyholder dividend obligation	(85)	(177)

Net unrealized appreciation	$—	$—

44

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table summarizes closed block operations for the years ended:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Revenues:
Premiums	$66	$73	$77
Net investment income	94	98	102
Realized investment gains (losses)	—	1	(3)
Realized losses credited to policyholder benefit obligation	(4)	(5)	(1)

Total revenues	$156	$167	$175

Benefits and expenses:
Policy and contract benefits	$123	$134	$145
Change in future policyholder benefits and interest credited to policyholder accounts	(29)	(27)	(35)
Policyholder dividends	44	50	55
Change in policyholder dividend obligation	3	(8)	(8)
Other expenses	(2)	1	1

Total benefits and expenses	$139	$150	$158

Total revenues, net of benefits and expenses, before federal income tax expense	$17	$17	$17
Federal income tax expense	6	6	6

Revenues, net of benefits and expenses and federal income tax expense	$11	$11	$11

Maximum future earnings from assets and liabilities:
Beginning of period	$193	$204	$215
Change during period	(11)	(11)	(11)

End of period	$182	$193	$204

Cumulative closed block earnings from inception through December 31, 2013, 2012 and 2011 were higher than expected as determined in the actuarial calculation. Therefore, policyholder dividend obligations (excluding the adjustment for unrealized gains on available-for-sale securities) were $28 million, $21 million and $23 million as of December 31, 2013, 2012 and 2011, respectively.

45

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

(11)	Short-Term Debt

The Company classifies debt as short-term if the maturity date at inception is less than one year and all other debt instruments as long-term.

The following table summarizes the carrying value of short-term debt and weighted average annual interest rates, as of the dates indicated:

(in millions)	December 31, 2013	December 31, 2012
$600 million commercial paper program (0.24% and 0.29%, respectively)	$278	$300

Total short-term debt	$278	$300

In March 2012, NLIC entered into an agreement with the FHLB that allows the Company access to borrow up to $250 million and expires on March 28, 2014. The Company had $4.3 billion in eligible collateral and no amounts outstanding under the agreement as of December 31, 2013. Additionally, as part of the agreement, NLIC purchased $25 million in capital stock with the FHLB.

In May 2011, NMIC, NFS, and NLIC entered into a $600 million revolving variable rate credit facility upon expiration of its existing facility of the same amount. The new facility matures on May 6, 2015 and is subject to various covenants, as defined in the agreement. NLIC had no amounts outstanding under the facility as of December 31, 2013 and 2012.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. The Company had no amounts outstanding under this agreement as of December 31, 2013 and 2012.

The terms of each debt instrument contain various restrictive covenants, including, but not limited to, minimum statutory surplus and minimum net worth requirements, and maximum debt to tangible net worth requirements, as defined in the agreements. The Company was in compliance with all covenants as of December 31, 2013 and 2012.

The amount of interest paid on short-term debt was immaterial in 2013, 2012 and 2011.

(12)	Long-Term Debt

The following table summarizes the carrying value of long-term debt, as of the dates indicated:

(in millions)	December 31, 2013	December 31, 2012
8.15% surplus note, due June 26, 2032, payable to NFS	$300	$300
7.50% surplus note, due December 17, 2031, payable to NFS	300	300
6.75% surplus note, due December 23, 2033, payable to NFS	100	100
Variable funding surplus note, repaid June 2013	—	297
Other	7	41

Total long-term debt	$707	$1,038

46

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

On December 31, 2010, Olentangy Reinsurance, LLC (Olentangy), a special purpose financial captive insurance company subsidiary of NLAIC domiciled in the State of Vermont, issued a variable funding surplus note due on December 31, 2040 to Nationwide Corporation, a majority-owned subsidiary of NMIC. In June 2013, the Company paid the outstanding balance of the surplus note. The Company made interest payments on this surplus note totaling $5 million and $10 million for the years ending December 31, 2013 and 2012, respectively. Any payment of interest or principal on the note requires the prior approval of the State of Vermont.

The Company made interest payments to NFS on surplus notes totaling $54 million for the years ended December 31, 2013, 2012 and 2011. Payments of interest and principal under the notes require the prior approval of the ODI.

(13)	Federal Income Taxes

The following table summarizes the federal income tax expense (benefit) attributable to income (loss) before loss attributable to noncontrolling interests, for the years ended:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011[1]
Current tax (benefit) expense	$(33)	$(144)	$55
Deferred tax expense (benefit)	346	243	(482)

Total tax expense (benefit)	$313	$99	$(427)

[1]	The balances reflect a change in accounting principle, as described in Note 2.

The following table summarizes how the total federal income tax expense (benefit) differs from the amount computed by applying the U.S. federal income tax rate to income (loss) before loss attributable to noncontrolling interests, for the years ended:

	December 31, 2013		December 31, 2012		December 31, 2011[1]
(in millions)	Amount	%	Amount	%	Amount	%
Rate reconciliation:
Computed (expected tax expense (benefit))	$469	35%	$245	35%	$(297)	35%
Dividends received deduction	(112)	(8)%	(75)	(11)%	(99)	12%
Tax credits	(82)	(6)%	(85)	(12)%	(30)	3%
Other, net	38	2%	14	2%	(1)	—%

Total	$313	23%	$99	14%	$(427)	50%

[1]	The balances reflect a change in accounting principle, as described in Note 2.

The Company’s current federal income tax (liability) receivable was $(13) million and $61 million as of December 31, 2013 and 2012, respectively.

Total federal income taxes (refunded) paid were $(107) million, $(95) million and $121 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2013 and 2011, the Company recorded a tax benefit of $13 million and $10 million, respectively. These changes in estimates were primarily driven by differences in the Company’s separate account dividends received deduction (“DRD”) between the previous year’s estimate and the amount reported on the previous year’s tax return. No material changes in estimated income tax expense were recorded in 2012.

47

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

As of December 31, 2013, the Company has gross federal net operating loss carryforwards of $797 million, which expire between 2027 and 2028. In addition, the Company has $222 million in low-income-housing credit carryforwards, which expire between 2024 and 2033, $90 million in alternative minimum tax credit carryforwards, which have an unlimited carryforward and $40 million in foreign tax credit carryforwards which expire between 2019 and 2023. The Company expects to fully utilize all carryforwards.

The following table summarizes the tax effects of temporary differences that gave rise to significant components of the net deferred tax liability included in other liabilities in the consolidated balance sheets, as of the dates indicated:

(in millions)	December 31, 2013	December 31, 2012
Deferred tax assets:
Future policy benefits and claims	$1,244	$1,295
Derivatives, including embedded derivatives	—	94
Tax credit carryforwards	352	288
Other	845	478

Gross deferred tax assets	$2,441	$2,155

Valuation allowance	(17)	(18)

Net deferred tax assets	2,424	2,137

Deferred tax liabilities:
Deferred policy acquisition costs	$(1,048)	$(874)
Available-for-sale securities	(821)	(1,338)
Derivatives, including embedded derivatives	(600)	—
Other	(255)	(239)

Gross deferred tax liabilities	$(2,724)	$(2,451)

Net deferred tax liability	$(300)	$(314)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. The valuation allowance was $17 million and $18 million as of December 31, 2013 and 2012, respectively. The change in the valuation allowance for the years ended December 31, 2013 and 2011 was $1 million and $6 million, respectively, while there was no change in the valuation allowance for the year ended December 31, 2012. Based on management’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize the deferred tax assets for which the Company has not established valuation allowances.

48

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following table is a rollforward of the beginning and ending uncertain tax positions, including permanent and temporary differences, but excluding interest and penalties:

(in millions)	2013	2012	2011
Balance at beginning of period	$36	$76	$119
Additions for current year tax positions	2	(2)	9
Additions for prior years tax positions	—	25	—
Reductions for prior years tax positions	(2)	(63)	(52)

Balance at end of period	$36	$36	$76

The Company does not anticipate any significant changes to unrecognized tax benefits during the next twelve months.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities through the 2005 tax year. In 2013, the IRS commenced an examination of the Company’s U.S. income tax returns for the years 2009 through 2010. Any adjustments that may result from IRS examination of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

(14)	Statutory Financial Information

Statutory Results

The Company’s life insurance subsidiaries are required to prepare statutory financial statements in conformity with the statutory accounting practices prescribed and permitted by insurance regulatory authorities, subject to any deviations prescribed or permitted by the applicable state department of insurance. Olentangy was granted a permitted practice from the State of Vermont that changed NLAIC’s valuation of this subsidiary by $66 million as of December 31, 2013, which also allowed NLIC to admit additional deferred tax assets of $10 million as of December 31, 2013. Statutory accounting practices focus on insurer solvency and materially differ from GAAP primarily due to charging policy acquisition and other costs to expense as incurred, establishing future policy benefits and claims reserves using different actuarial assumptions, excluding certain assets from statutory admitted assets; and valuing investments and establishing deferred taxes on a different basis.

The following table summarizes the statutory net income (loss) and statutory capital and surplus for the Company’s primary life insurance subsidiary for the years ended:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Statutory net income (loss)
NLIC	$262	$764	$18
NLAIC	$(103)	$(54)	$(61)

Statutory capital and surplus
NLIC	$3,550	$3,837	$3,591
NLAIC	$534	$311	$302

49

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Dividend Restrictions

The payment of dividends by NLIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding 12 months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer for the prior year. During the years ended December 31, 2013 and 2011, NLIC did not pay any dividends to NFS. During the year ended December 31, 2012, NLIC paid a cash dividend of $40 million to NFS. As of January 1, 2014, NLIC has the ability to pay dividends to NFS totaling $355 million without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the state of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

Regulatory Risk-Based Capital

The National Association of Insurance Commissioners’ (“NAIC”) Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. NLIC and NLAIC each exceeded the minimum RBC requirements for all periods presented herein.

(15)	Related Party Transactions

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, employee benefit plans, office space cost sharing arrangements, and agreements related to reinsurance, cost sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed. For the years ended December 31, 2013, 2012 and 2011, the Company made payments to NMIC and NSC totaling $277 million, $283 million and $241 million, respectively.

50

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.3 billion and $3.2 billion as of December 31, 2013 and 2012, respectively. Total revenues from these contracts were $137 million, $140 million and $148 million for the years ended December 31, 2013, 2012 and 2011, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $109 million, $113 million and $122 million for the years ended December 31, 2013, 2012 and 2011, respectively. The terms of these contracts are materially consistent with what the Company offers to unaffiliated parties.

The Company has a cost sharing arrangement with NMIC to occupy office space. For the years ended December 31, 2013, 2012 and 2011, the Company made payments to NMIC of $16 million, $15 million and $14 million, respectively. In addition, an affiliate of NMIC has a cost sharing arrangement with the Company to occupy office space.

NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC for the years ended December 31, 2013, 2012 and 2011 were $179 million, $161 million and $203 million, respectively, while benefits, claims and expenses ceded during these years were $178 million, $167 million and $212 million, respectively.

Funds of Nationwide Funds Group (“NFG”), an affiliate, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2013 and 2012, customer allocations to NFG funds totaled $53.2 billion and $45.0 billion, respectively. For the years ended December 31, 2013, 2012 and 2011, NFG paid the Company $163 million, $144 million and $129 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $228 million and $854 million as of December 31, 2013 and 2012, respectively.

Refer to Note 12 for discussion of variable funding surplus note between Olentangy Reinsurance, LLC and Nationwide Corporation.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates were $54 million for the years ended December 31, 2013 and 2012 and $64 million for the year ended December 31, 2011.

The Company provides financing to Nationwide Realty Investors, LTD, a subsidiary of NMIC. As of December 31, 2013 and 2012, the Company had notes receivable outstanding of $146 million and $126 million, respectively.

51

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

(16)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company’s legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company’s litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company’s consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company’s consolidated financial position or results of operations in a particular quarter or annual period.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with NMIC insofar as any inquiry, examination or investigation encompasses NMIC’s operations.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (“ERISA”) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief and attorneys’ fees. On November 6, 2009, the Court granted the plaintiffs’ motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs’ motion for class certification. The case is set for trial beginning August 11, 2014. NLIC continues to defend this lawsuit vigorously.

52

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

On November 20, 2007, NRS and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc, Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (“ASEA”) Plan, excluding members of the Deferred Compensation Committee, ASEA’s directors, officers and board members, and PEBCO’s directors, officers and board members. On October 22, 2010, the parties to this action executed a court approved stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case. The settlement fund has been paid out. On December 6, 2011, the Court entered an Order that NRS owes indemnification to ASEA and PEBCO for only the Coker (Gwin) class action, and dismissed NLIC. The Company has resolved the indemnification claims of ASEA. On February 15, 2013, the Court issued its Order determining the amount of fees due to PEBCO on its indemnification claim. On March 28, 2013, the Company filed a notice of appeal to the Alabama Supreme Court. The case is fully briefed. NRS continues to defend this case vigorously.

On June 8, 2011, NMIC and NLIC were named in a lawsuit filed in Court of Common Pleas, Cuyahoga County, Ohio entitled Stanley Andrews and Donald C. Clark v. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company. The complaint alleges that NMIC and NLIC have an obligation to review the Social Security Administration Death Master File database for all life insurance policyholders who have at least a 70% probability of being deceased according to actuarial tables. The complaint further alleges that NMIC and NLIC are not conducting such a review. The complaint seeks injunctive relief and declaratory judgment requiring NMIC and NLIC to conduct such a review, and alleges NMIC and NLIC have violated the covenant of good faith and fair dealing and have been unjustly enriched by not having conducted such reviews. The lower court granted Nationwide’s motion to dismiss. Plaintiffs appealed. The Court of Appeals affirmed the dismissal on October 24, 2012. Plaintiffs filed a petition for rehearing en banc on November 5, 2012. The Court of Appeals denied the petition on December 14, 2012. Plaintiffs filed a notice of appeal to the Ohio Supreme Court on January 24, 2013. Nationwide filed its memorandum in opposition to plaintiffs’ petition for jurisdiction to the Ohio Supreme Court on February 27, 2013. The Ohio Supreme Court denied plaintiffs’ petition for review of the decision of the Court of Appeals on April 24, 2013. Plaintiffs’ time to file a petition for writ of certiorari to the U.S. Supreme Court has expired, concluding this matter.

In 2012, the Plaintiff, Debtor in Possession Lehman Brothers Special Financing, Inc., filed a class action in the United States Bankruptcy Court for the Southern District of New York seeking the recovery of nearly $3.0 billion in assets from all the named defendants including NLIC and NMIC. This litigation arises from two collateralized debt obligation transactions, 801 Grand and Alta, which resulted in payments to NLIC and NMIC after the Plaintiff and its parent company, Lehman Brothers Holding, Inc. filed for bankruptcy in 2008. This triggered an early termination of the above transactions. The Plaintiff seeks to have sums returned to the bankruptcy estate in addition to prejudgment interest and costs. The case is currently stayed. In 2013, Plaintiff sent correspondence to all defendants inviting settlement discussions and has served NMIC and NLIC with a “SPV Derivatives ADR Notice,” formally starting the Alternative Dispute Resolution process. NMIC and NLIC have responded, and are currently taking part in the ADR process. Mediation was scheduled for and proceeded on December 13, 2013, but the parties reached an impasse. On January 10, 2014, Lehman filed another motion to extend the stay for a final four month period. After a hearing, the court extended the stay to the later of (a) May 20, 2014 or (b) 30 days after the court enters a scheduling order governing the Distributed Action. The parties are negotiating the proposed scheduling order for the conduct of the Distributed Action litigation, which will be finalized by March 24, 2014.

53

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

Tax Matters

The Company’s federal income tax returns are routinely audited by the IRS. The Company has established tax reserves as described in Note 2. The Company believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(17)	Reinsurance

The following table summarizes the effects of reinsurance on life, accident and health insurance in force and premiums for the years ended:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Premiums
Direct	$1,015	$890	$832
Assumed from other companies	—	—	—
Ceded to other companies	(291)	(255)	(301)

Net	$724	$635	$531

Life, accident and health insurance in force
Direct	$228,095	$216,002	$209,732
Assumed from other companies	6	5	5
Ceded to other companies	(58,310)	(59,895)	(60,499)

Net	$169,791	$156,112	$149,238

Total amounts recoverable under reinsurance contracts totaled $675 million, $684 million and $704 million as of December 31, 2013, 2012 and 2011, respectively.

(18)	Segment Information

Management views the Company’s business primarily based on its underlying products and uses this basis to define its four reportable segments: Individual Products and Solutions-Annuity (formerly named Individual Investments), Retirement Plans, Individual Products and Solutions-Life and NBSG (formerly named Individual Protection) and Corporate and Other.

54

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The primary segment profitability measure that management uses is a non-GAAP financial measure called pre-tax operating earnings (loss), which is calculated by adjusting income before federal income taxes to exclude: (1) net realized investment gains and losses, except for operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts); (2) the adjustment to amortization of DAC and other related to net realized investment gains and losses; and (3) net losses attributable to noncontrolling interest.

Due to a change in the manner in which we view our reportable segments, certain prior period amounts have been restated.

Individual Products and Solutions-Annuity

The Individual Products & Solutions-Annuity segment consists of individual annuity products marketed under the Nationwide DestinationSM and other Nationwide-specific or private label brands. Deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, deferred variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features, while deferred fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods. Immediate annuities differ from deferred annuities in that the initial premium is exchanged for a stream of income for a certain period or for the owner’s lifetime without future access to the original investment. The majority of assets and recent sales for the Individual Products & Solutions-Annuity segment consist of deferred variable annuities.

Retirement Plans

The Retirement Plans segment is comprised of the Company’s private and public sector retirement plans businesses. The private sector primarily includes Internal Revenue Code (“IRC”) Section 401 fixed and variable group annuity business, and the public sector primarily includes IRC Section 457 and Section 401(a) business in the form of full-service arrangements that provide plan administration and fixed and variable group annuities as well as administration-only business. The Retirement Plan segment also includes managed account services and stable value wrap products.

Individual Products and Solutions-Life and NBSG

The Individual Products & Solutions-Life and NBSG segment consists of life insurance products, including individual variable universal life, COLI and BOLI products; traditional life insurance products; fixed universal life insurance products; and indexed universal life products. Life insurance products provide a death benefit and generally allow the customer to build cash value on a tax-advantaged basis.

Corporate and Other

The Corporate and Other segment includes non-operating realized gains and losses and related amortization, including mark-to-market adjustments on embedded derivatives, net of economic hedges, related to products with living benefits included in the Individual Products & Solutions-Annuity segment and other revenues and expenses not allocated to other segments.

55

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

The following tables summarize the Company’s business segment operating results for the years ended:

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions-Life and NBSG	Corporate and Other	Total
December 31, 2013
Revenues:
Policy charges	$1,021	$101	$727	$—	$1,849
Premiums	416	—	282	26	724
Net investment income	546	743	544	16	1,849
Non-operating net realized investment gains, net of other-than-temporary impairment losses[1]	—	—	—	791	791
Other revenues[2]	(109)	—	—	13	(96)

Total revenues	$1,874	$844	$1,553	$846	$5,117

Benefits and expenses:
Interest credited to policyholder accounts	$377	$473	$213	$4	$1,067
Benefits and claims	688	—	636	30	1,354
Policyholder dividends	—	—	61	(2)	59
Amortization of DAC	185	(2)	125	66	374
Other expenses, net of deferrals	303	151	284	184	922

Total benefits and expenses	$1,553	$622	$1,319	$282	$3,776

Income before federal income taxes and noncontrolling interests	$321	$222	$234	$564	$1,341

Less: non-operating net realized investment gains, net of other-than-temporary impairment losses[1]	—	—	—	(791)
Less: adjustment to amortization of DAC and other related to net realized investment gains and losses	—	—	—	70
Less: net loss attributable to noncontrolling interest	—	—	—	82

Pre-tax operating earnings (loss)	$321	$222	$234	$(75)

Assets as of year end	$68,805	$29,904	$27,183	$7,553	$133,445

[1]	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts).
[2]	Includes operating items discussed above.

56

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions-Life and NBSG	Corporate and Other	Total
December 31, 2012
Revenues:
Policy charges	$899	$94	$677	$—	$1,670
Premiums	334	—	274	27	635
Net investment income	551	736	534	4	1,825
Non-operating net realized investment gains, net of other-than-temporary impairment losses[1]	—	—	—	428	428
Other revenues[2]	(124)	—	—	22	(102)

Total revenues	$1,660	$830	$1,485	$481	$4,456

Benefits and expenses:
Interest credited to policyholder accounts	$375	$457	$199	$7	$1,038
Benefits and claims	595	—	589	43	1,227
Policyholder dividends	—	—	57	(3)	54
Amortization of DAC	185	14	150	226	575
Other expenses, net of deferrals	285	163	250	165	863

Total benefits and expenses	$1,440	$634	$1,245	$438	$3,757

Income before federal income taxes and noncontrolling interests	$220	$196	$240	$43	$699

Less: non-operating net realized investment gains, net of other-than-temporary impairment losses[1]	—	—	—	(428)
Less: adjustment to amortization of DAC and other related to net realized investment gains and losses	—	—	—	243
Less: net loss attributable to noncontrolling interest	—	—	—	61

Pre-tax operating earnings (loss)	$220	$196	$240	$(81)

Assets as of year end	$58,707	$27,842	$25,301	$8,320	$120,170

[1]	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts).
[2]	Includes operating items discussed above.

57

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2013, 2012 and 2011

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions-Life and NBSG	Corporate and Other	Total
December 31, 2011[3]
Revenues:
Policy charges	$781	$96	$629	$—	$1,506
Premiums	234	—	272	25	531
Net investment income	527	715	531	71	1,844
Non-operating net realized investment losses, net of other-than-temporary impairment losses[1]	—	—	—	(1,613)	(1,613)
Other revenues[2]	(59)	—	—	(1)	(60)

Total revenues	$1,483	$811	$1,432	$(1,518)	$2,208

Benefits and expenses:
Interest credited to policyholder accounts	$374	$441	$198	$20	$1,033
Benefits and claims	476	—	577	9	1,062
Policyholder dividends	—	—	67	—	67
Amortization of DAC	80	11	75	(101)	65
Other expenses, net of deferrals	269	166	235	160	830

Total benefits and expenses	$1,199	$618	$1,152	$88	$3,057

Income (loss) before federal income taxes and noncontrolling interests	$284	$193	$280	$(1,606)	$(849)

Less: non-operating net realized investment losses, net of other-than-temporary impairment losses[1]	—	—	—	1,613
Less: adjustment to amortization of DAC and other related to net realized investment gains and losses	—	—	—	(115)
Less: net loss attributable to noncontrolling interest	—	—	—	56

Pre-tax operating earnings (loss)	$284	$193	$280	$(52)

Assets as of year end	$57,741	$25,114	$22,503	$6,628	$111,986

[1]	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts).
[2]	Includes operating items discussed above.
[3]	The balances reflect a change in accounting principle, as described in Note 2.

58

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2013 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities, available-for-sale:
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$484	$561	$561
Obligations of states, political subdivisions and foreign governments	1,892	1,963	1,963
Public utilities	2,616	2,759	2,759
All other corporate, mortgage-backed and asset-backed securities	26,010	26,966	26,966

Total fixed maturity securities, available-for-sale	$31,002	$32,249	$32,249

Equity securities, available-for-sale:
Common stocks:
Industrial, miscellaneous and all other	$6	$14	$14
Nonredeemable preferred stocks	—	10	10

Total equity securities, available-for-sale	$6	$24	$24

Trading assets	30	31	31
Mortgage loans, net of allowance	6,376		6,341	[1]
Policy loans	987		987
Other investments	712		712
Short-term investments	411		411

Total investments	$39,524		$40,755

[1]	Difference from Column B primarily is attributable to valuation allowances due to impairments on mortgage loans (see Note 6 to the audited consolidated financial statements).

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

59

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III Supplementary Insurance Information

As of December 31, 2013, 2012 and 2011 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs[3]	Future policy benefits, losses, claims and loss expenses	Unearned premiums[1]	Other policy claims and benefits payable[1]	Premium revenue
2013
IPS - Annuity	$2,214	$10,985			$416
Retirement Plans	179	14,313			—
IPS - Life and NBSG	1,557	10,068			282
Corporate and Other	(172)	1,399			26

Total	$3,778	$36,765			$724

2012
IPS - Annuity	$2,110	$12,214			$334
Retirement Plans	168	13,628			—
IPS - Life and NBSG	1,442	9,564			301
Corporate and Other	(471)	748			—

Total	$3,249	$36,154			$635

2011
IPS - Annuity	$2,232	$12,550			$234
Retirement Plans	172	12,638			—
IPS - Life and NBSG	1,421	9,338			297
Corporate and Other	(338)	726			—

Total	$3,487	$35,252			$531

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs[3]	Other operating expenses[2,3]	Premiums written
2013
IPS - Annuity	$546	$1,065	$185	$303
Retirement Plans	743	473	(2)	151
IPS - Life and NBSG	544	910	125	284
Corporate and Other	16	32	66	184

Total	$1,849	$2,480	$374	$922

2012
IPS - Annuity	$551	$970	$185	$285
Retirement Plans	736	457	14	163
IPS - Life and NBSG	536	868	150	255
Corporate and Other	2	24	226	160

Total	$1,825	$2,319	$575	$863

2011
IPS - Annuity	$527	$850	$80	$269
Retirement Plans	715	441	11	166
IPS - Life and NBSG	533	863	75	238
Corporate and Other	69	8	(101)	157

Total	$1,844	$2,162	$65	$830

[1]	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
[2]	Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
[3]	The 2011 balances reflect a change in accounting principle, as described in Note 2.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

60

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV Reinsurance

As of December 31, 2013, 2012 and 2011 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2013

Life, accident and health insurance in force	$228,095	$(58,310)	$6	$169,791	—

Premiums:
Life insurance[1]	$783	$(59)	$—	$724	—
Accident and health insurance	232	(232)	—	—	—

Total	$1,015	$(291)	$—	$724	—

2012

Life, accident and health insurance in force	$216,002	$(59,895)	$5	$156,112	—

Premiums:
Life insurance[1]	$701	$(66)	$—	$635	—
Accident and health insurance	189	(189)	—	—	—

Total	$890	$(255)	$—	$635	—

2011

Life, accident and health insurance in force	$209,732	$(60,499)	$5	$149,238	—

Premiums:
Life insurance[1]	$596	$(65)	$—	$531	—
Accident and health insurance	236	(236)	—	—	—

Total	$832	$(301)	$—	$531	—

[1]	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

61

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V Valuation and Qualifying Accounts

Years ended December 31, 2013, 2012 and 2011 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions[1]	Balance at end of period
2013
Valuation allowances - mortgage loans	$44	$(4)	$—	$5	$35

2012
Valuation allowances - mortgage loans	$60	$1	$—	$17	$44

2011
Valuation allowances - mortgage loans	$96	$25	$—	$61	$60

[1]	Amounts generally represent payoffs, sales and recoveries.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

62

PART C. OTHER INFORMATION
Item 26. Exhibits
(a)	Board of Directors Resolutions
1.	Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
2.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
4.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
5.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
6.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.
7.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to the Initial Filing of the Registration Statement, filed on April 5, 2001, File No. 333-58308.
8.	Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Subaccounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts
1.	Underwriting Agreement among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, Nationwide Investment Services Corporation, and Nationwide Provident Variable Separate Accounts. Incorporated herein by reference to Post-Effective Amendment No. 32, filed on April 29, 2009, File No. 33-2625.
2.	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3.	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
4.	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
5.	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
6.	Distribution Agreement by and among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, and 1717 Capital Management Company. Filed previously with initial registration statement 333-164118 on January 4, 2010 as document "exhibitc6,htm" and hereby incorporated by reference.

7.	Assignment and Assumption of Distributor's Interest Under Distribution Agreement by and between Nationwide Securities, LLC and Nationwide Investment Services Corporation. Filed previously with initial registration statement 333-164118 on January 4, 2010 as document "exhibitc7.htm" and hereby incorporated by reference.
(d)	Contracts
1.	Modified Premium Variable Life Insurance Policy Forms (C111, C111A, C112 & C112A). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
2.	Disability Waiver of Premium Rider – at issue (C545). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3.	Disability Waiver of Premium Rider – after issue (C550). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
4.	Guaranteed Purchase Option Rider (C645). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
5.	Variable Loan Interest Rate Rider (C744VL). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
6.	Qualify as part of Section 403(b) Rider (C827). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
7.	Accelerated Death Benefit Rider (C/D904). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
8.	Change from Fixed to Variable Loan Interest Rate Rider (14918VL). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
9.	Increasing Death Benefit Rider (C310). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
10.	Form of Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums. Opinion and Consent of James Bernstein, Esquire. Incorporated herein by reference to Post-Effective Amendment No. 21, filed on April 23, 2001, File No. 33-2625.
(e)	Applications
1.	Form of Application. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
2.	Supplemental Application for Modified Premium. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3.	Initial Allocation Selection. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
(f)	Depositor's Certificate of Incorporation and By-Laws
1.	Amended Articles of Incorporation for Nationwide Life Insurance Company. Previously filed with initial registration statement 333-164118 on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
2.	Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Previously filed with initial registration statement 333-164118 on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference.
3.	Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Previously filed with initial registration statement 333-164118 on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference.
(g)	Reinsurance Contracts
1.	Single Life Permanent Pool (ERC). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
2.	Single Life Permanent Pool (RGA). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
3.	Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.

4.	Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
5.	Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
6.	Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
7.	Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
8.	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
9.	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
10.	YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
11.	YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
(h)	Participation Agreements.
1.	Fund Participation Agreement with Fred Alger Management, Inc. and Fred Alger & Company, Inc., dated October 1, 2004. Attached hereto is an electronic file copy of the executed Fund Participation Agreement. Specific fee and payment information, if any, has been redacted from the attached copy.
2.	Fund Participation Agreement with Fidelity Variable Insurance Products Fund dated May 1, 1988, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
3.	Amended and Restated Fund Participation Agreement with MFS Variable Insurance Trust and Massachusetts Financial Services Company, dated February 1, 2003, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 1 on July 17, 2007, File No. 333-140608.
4.	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) dated May 2, 2005, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
5.	Fund Participation Agreement with Neuberger Berman Advisers Management Trust / Lehman Brothers Advisers Management Trust (formerly, Neuberger Berman Advisers Management Trust) dated January 1, 2006. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
6.	Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors dated March 28, 2002, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 3, filed on September 27, 2007, File No. 333-137202.
7.	Fund Participation Agreement with Van Eck Variable Insurance Products Trust dated November 3, 1997. Incorporated herein by reference to Pre-Effective Amendment no. 3, filed on September 27, 2007, File No. 333-137202.
(i)	Administrative Contracts. Not applicable.
(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Filed previously with initial registration statement 333-164118 on January 4, 2010 as document "exhibitk.htm" and hereby incorporated by reference.
(l)	Actuarial Opinion. Not applicable.
(m)	Calculations. Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm. Attached hereto.
(o)	Omitted Financial Statements. Not applicable.
(p)	Initial Capital Agreements. Not applicable.
(q)	Redeemability Exemption. Filed previously with registration statement 333-164118 on April 28, 2010, as document "Item 26q.htm" and hereby incorporated by reference.
(99)	Power of Attorney. Attached hereto.

Item 27. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215
President and Chief Operating Officer and Director	Kirt A. Walker
Executive Vice President-Chief Legal and Governance Officer	Patricia R. Hatler
Executive Vice President	Terri L. Hill
Executive Vice President-Chief Marketing Officer	Matthew Jauchius
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Human Resources Officer	Gale V. King
Executive Vice President	Mark A. Pizzi
Executive Vice President and Director	Mark R. Thresher
Senior Vice President-Government Relations	Steven M. English
Senior Vice President	Harry H. Hallowell
Senior Vice President and Treasurer	David LaPaul
Senior Vice President-Business Transformation Office	Mark A. Gaetano
Senior Vice President-Chief Claims Officer	David A. Bano
Senior Vice President-Chief Compliance Officer	Sandra L. Rich
Senior Vice President-Chief Economist	David W. Berson
Senior Vice President-Chief Financial Officer and Director	Timothy G. Frommeyer
Senior Vice President-Chief Financial Officer-Property and Casualty	Michael P. Leach
Senior Vice President-Chief Risk Officer	Michael W. Mahaffey
Senior Vice President-CIO Allied Group	Daniel G. Greteman
Senior Vice President-CIO Enterprise Applications	Michael A. Richardson
Senior Vice President-CIO IT Infrastructure	Gregory S. Moran
Senior Vice President-CIO NF Systems	Susan J. Gueli
Senior Vice President-Controller	James D. Benson
Senior Vice President-Corporate Strategy	Katherine M. Liebel
Senior Vice President-Deputy General Counsel	Sandra L. Neely
Senior Vice President-NW Retirement Plans and Director	John L. Carter
Senior Vice President-Enterprise Chief Technology Officer	Guruprasad C. Vasudeva
Senior Vice President-Field Operations EC	Amy T. Shore
Senior Vice President-Field Operations IC	Thomas E. Clark
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Individual Products & Solutions and Director	Eric S. Henderson
Senior Vice President-Internal Audit	Kai V. Monahan
Senior Vice President-Investment Management Group	Michael S. Spangler
Senior Vice President-IT Finance & Head of Sourcing	Andrew Walker
Senior Vice President-IT Strategic Initiatives	Tammy Craig
Senior Vice President-Nationwide Financial	Steven C. Power
Senior Vice President-Nationwide Financial Network	Peter A. Golato
Senior Vice President-Corporate Marketing	William J. Burke
Senior Vice President-NFS Legal	Rae Ann Dankovic
Senior Vice President-NF Distribution and Sales	David L. Giertz
Senior Vice President-NI Brand Marketing	Jennifer M. Hanley
Senior Vice President-NW Retirement Plans	Anne L. Arvia
Senior Vice President-Personal Lines Product Management	Eric E. Smith
Senior Vice President-PCIO Sales Support	Melissa D. Gutierrez
Senior Vice President-President-Nationwide Bank	J. Lynn Anderson
Senior Vice President-Property and Casualty Commercial/Farm Product Pricing	W. Kim Austen
Senior Vice President-Talent, Div & Org Effect	Terri L Forgy
Senior Vice President-Trial Division	Peter J. Hersha
Vice President-Corporate Governance and Secretary	Robert W. Horner, III
Director	Stephen S. Rasmussen

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware	The company is an insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Arizona	Arizona	The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions Insurance Agency, Inc.	Massachusetts	The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Ohio, Inc.[1]	Ohio	The company provides retirement products, marketing and education and administration to public employees.
Nationwide Retirement Solutions, Inc. of Texas, Inc.[1]	Texas	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a registered broker-dealer.
Nationwide Bank	Federal	This is a federally chartered savings bank supervised by the Office of the Office of the Comptroller of the Currency to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners' Loan Act of 1933.
Nationwide Financial Services Capital Trust	Delaware	The trust's sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
Nationwide Life Insurance Company[2]	Ohio	A stock corporation. The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma	This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.
Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Life Reo Holdings, LLC[3]	Ohio	The company is an investment holding company.
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-A2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-B2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Registered Investment Advisors Services, Inc.[3]	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[3,4]	Delaware	The trust acts as a registered investment advisor.
[1]	This subsidiary/entity is controlled by its immediate parent through contractual association.
[2]	This subsidiary/entity files separate financial statements.
[3]	Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
[4]	This subsidiary/entity is a business trust.
Item 29. Indemnification
Provision is made in Nationwide's Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
(a)	NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

MFS Variable Account	Nationwide VA Separate Account-D
Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-A
Nationwide Variable Account-8	Nationwide VL Separate Account-C
Nationwide Variable Account-9	Nationwide VL Separate Account-D
Nationwide Variable Account-10	Nationwide VL Separate Account-G
Nationwide Variable Account-11	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-12	Nationwide Provident VA Separate Account A
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-14	Nationwide Provident VLI Separate Account A
Nationwide VA Separate Account-A
Nationwide VA Separate Account-B
Nationwide VA Separate Account-C
(b)	Directors and Officers of NISC:

President	Robert O. Cline
Vice President, Treasurer and Director	Keith L. Sheridan
Vice President-Chief Compliance Officer	James J. Rabenstine
Associate Vice President and Secretary	Kathy R. Richards
Associate Vice President and Assistant Secretary	Parag H. Shah
Associate Vice President-Finance Operations and Assistant Treasurer	Terry C. Smetzer
Assistant Treasurer	J. Morgan Elliott
Assistant Treasurer	Jerry L. Greene
Director	John L. Carter
Director	Eric S. Henderson
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
(c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A

Item 31. Location of Accounts and Records
Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 32. Management Services
Not Applicable
Item 33. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 23, 2014.
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 23, 2014.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President – Nationwide Retirement Plans and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact